As filed with the Securities and Exchange Commission on April 25, 2013

Registration No. 333-164142

811-5140

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 4

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 49

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNT X

(formerly, John Hancock Variable Annuity Account V)

(Exact name of Registrant)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(formerly, The Manufacturers Life Insurance Company (U.S.A.))

(Name of Depositor)

(617) 663-3000

(Depositor’s Telephone Number Including Area Code)

Copy to:

38500 Woodward Avenue Bloomfield Hills, Michigan 48304	Thomas J. Loftus, Esquire John Hancock Life Insurance Company (U.S.A.) 601 Congress Street Boston, MA 02210-2805

(Address of Depositor’s Principal Executive Offices)	(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on April 29, 2013, pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered: Variable Annuity Insurance Contracts

PART A

INFORMATION REQUIRED IN A PROSPECTUS

Independence Preferred Variable Annuity

Independence 2000 Variable Annuity

Independence Variable Annuity

PREVIOUSLY ISSUED CONTRACTS

April 29, 2013

This Prospectus describes interests in the flexible Purchase Payment deferred combination fixed and variable annuity Contracts listed below that were previously issued by John Hancock Life Insurance Company (“JHLICO”) or John Hancock Variable Life Insurance Company (“JHVLICO”) and subsequently assumed by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”). These Contracts are no longer offered for sale; however, you may make Additional Purchase Payments as permitted under your Contract. In this Prospectus, “we,” “us,” “our,” or “the Company” refers to John Hancock USA. You, the Contract Owner, should refer to the first page of your Contract to determine which Contract you purchased.

This Prospectus describes the variable portion of the Contracts to which you may allocate Additional Purchase Payments, to the extent permitted by your Contract. If you do, your Contract Value (other than value allocated to a Fixed Investment Option) and Variable Annuity payments will vary according to the investment performance of the applicable Subaccounts of one of the following Separate Accounts, depending on which Contract you purchased:

John Hancock Life Insurance Company (U.S.A.) Separate Account W	John Hancock Life Insurance Company (U.S.A.) Separate Account R	John Hancock Life Insurance Company (U.S.A.) Separate Account X
Independence (originally issued by JHLICO)	Independence 2000 (originally issued by JHVLICO)	Independence 2000 (originally issued by JHLICO)
	Independence Preferred (originally issued by JHVLICO)	Independence Preferred (originally issued by JHLICO)

We refer to John Hancock Life Insurance Company (U.S.A.) Separate Account W, John Hancock Life Insurance Company (U.S.A.) Separate Account R, and John Hancock Life Insurance Company (U.S.A.) Separate Account X singly as a “Separate Account” and collectively as the “Separate Accounts.” Each Subaccount invests in one of the following Portfolios of John Hancock Variable Insurance Trust that corresponds to a Variable Investment Option that we make available on the date of this Prospectus. Certain Variable Investment Options may not be available under a Contract.

JOHN HANCOCK VARIABLE INSURANCE TRUST
500 Index Trust B	Global Bond Trust	Money Market Trust B1
Active Bond Trust	High Yield Trust	Real Estate Securities Trust
Blue Chip Growth Trust	International Equity Index Trust B	Short Term Government Income Trust
Capital Appreciation Trust	International Value Trust	Small Cap Growth Trust
Core Strategy Trust	Lifestyle Balanced Trust	Small Cap Value Trust
Equity-Income Trust	Mid Cap Stock Trust	Total Bond Market Trust B
Fundamental All Cap Core Trust	Mid Value Trust	Ultra Short Term Bond Trust

[1]	Subject to restrictions (see “IV. Basic Information – Allocation of Purchase Payments.”

Contracts are not deposits or obligations of, or insured, guaranteed or endorsed by any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Please read this Prospectus carefully and keep it for future reference. It contains information about the Separate Accounts and the Variable Investment Options that you should know before investing. The Contracts have not been approved or disapproved by the Securities and Exchange Commission (“SEC”). Neither the SEC nor any state has determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
John Hancock Annuities Service Center	Mailing Address
27 DryDock Avenue, Suite 3 Boston, MA 02210-2382 (800) 824-0335	P.O. Box 55444 Boston, MA 02205-5444 www.jhannuities.com

0413:INDPRO	Independence Suite 2013

ii

I. Glossary

The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.

1940 Act: The Investment Company Act of 1940, as amended.

Accumulation Period: The period between the issue date of the Contract and its Maturity Date.

Additional Purchase Payment: Any Purchase Payment made after the initial Purchase Payment.

Annuitant: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an Annuitant, the second person named is referred to as “co-Annuitant.” The Annuitant and co-Annuitant are referred to collectively as “Annuitant.” The Annuitant is as designated on the Contract specification page or in the application.

Annuities Service Center: The mailing address of our service office is listed on the first page of this Prospectus. You can send overnight mail to us at the street address of the service office, 27 DryDock Avenue, Suite 3, Boston, Massachusetts 02210-2382.

Annuity Option: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

Annuity Period: The period when we make annuity payments to you following the Maturity Date.

Annuity Unit: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

Beneficiary: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner. The Beneficiary is as specified in the application, unless changed.

Business Day: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading of the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.

Code: The Internal Revenue Code of 1986, as amended.

Company: John Hancock Life Insurance Company (U.S.A.).

Contract: The Variable Annuity contract described by this Prospectus.

Contract Anniversary: The day in each calendar year after the Contract Date that is the same month and day as the Contract Date.

Contract Date: The date of issue of the Contract.

Contract Value: The total of the Investment Account values attributable to the Contract.

Contract Year: A period of twelve consecutive months beginning on the date as of which the Contract is issued, or any anniversary of that date.

Fixed Annuity: An Annuity Option with payments for a set dollar amount that we guarantee.

Fixed Investment Option: An Investment Option in which a Company guarantees the principal value and the rate of interest credited to the Investment Account for the term of any guarantee period.

General Account: All of the Company’s assets other than assets in its Separate Accounts or any other separate accounts that it may maintain.

Good Order: The standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Annuities Service Center: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and it complies with all relevant laws and regulations and Company requirements; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates we may require. We will notify you if an instruction is not in Good Order.

Investment Account: An account we established for you which represents your interests in an Investment Option during the Accumulation Period.

Investment Options: The investment choices available to Contract Owners. We refer to the Variable Investment Options and the Fixed Investment Option together as Investment Options.

JHLICO: John Hancock Life Insurance Company.

JHVLICO: John Hancock Variable Life Insurance Company.

John Hancock USA: John Hancock Life Insurance Company (U.S.A.).

Maturity Date: The date on which we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.

Nonqualified Contract: A Contract which is not issued under a Qualified Plan.

Owner or Contract Owner (“you”): The person, persons, co-Owners or entity entitled to all of the ownership rights under the Contract. The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. We may refer to the Owner in this Prospectus as “you.”

Portfolio: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.

Prospectus: This prospectus that describes interests in a Contract.

Purchase Payment: An amount you pay to us for the benefits provided by a Contract.

Qualified Contract: A Contract issued under a Qualified Plan.

Qualified Plan: A retirement plan that receives favorable tax treatment under section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

Separate Account: John Hancock Life Insurance Company (U.S.A.) Separate Account R, John Hancock Life Insurance Company (U.S.A.) Separate Account W, or John Hancock Life Insurance Company (U.S.A.) Separate Account X, as applicable. Each Separate Account is a segregated asset account of a Company that is not commingled with the general assets and obligations of the Company.

Subaccount: A separate division of the applicable Separate Account.

Surrender Value: The total value of a Contract, minus the annual Contract fee and any applicable premium tax and any withdrawal charges (if applicable). We will determine the amount surrendered or withdrawn as of the date we receive your request in proper form at the Annuities Service Center.

Unpaid Loan: The unpaid amount (including any accrued interest) of loans a Qualified Contract Owner may have taken from us, using certain Contract Value as collateral.

Variable Annuity: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount; and (2) vary in relation to the investment experience of one or more specified Subaccounts.

Variable Investment Option: An Investment Option corresponding to a Subaccount of a Separate Account that invests in shares of a specific Portfolio.

Withdrawal Amount: The total amount taken from your Contract Value, including any applicable withdrawal charge, tax and proportional share of administrative fee, to process a withdrawal.

II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire Prospectus, including its Appendices and the Statements of Additional Information (the “SAIs”) for more detailed information.

We disclose all material features and benefits of the Contracts in this Prospectus. Insurance laws and regulations apply to us in every state in which our Contracts were sold. As a result, some terms and conditions of your Contract may vary from the terms and conditions described in this Prospectus, depending upon where you purchased a Contract. These variations will be reflected in your Contract or in a Rider attached to your Contract. We disclose all material variations in this Prospectus.

The Contracts described in this Prospectus are no longer offered for sale; however, you may make Additional Purchase Payments as permitted under your Contract.

Prospectuses for Contracts often undergo certain changes in their terms from year to year to reflect changes in the Contracts. The changes include such things as the liberalization of benefits, the exercise of rights reserved under the Contract, the alteration of administrative procedures and changes in the Investment Options available. Any such change may or may not apply to Contracts issued prior to the effective date of the change. This Prospectus reflects the status of the product as of the date of this Prospectus. Therefore, this Prospectus may contain information that is inapplicable to your Contract. You should consult your Contract to verify whether any particular provision applies to you.

The Variable Investment Options shown on the first page of this Prospectus are those available as of the date of this Prospectus. There may be Variable Investment Options that are not available to you. We may add, modify or delete Variable Investment Options in the future.

When you select one or more of these Variable Investment Options, we invest your money in NAV shares of a corresponding Portfolio of John Hancock Variable Insurance Trust (the “Trust”). The Trust is a so-called “series” type mutual fund registered with the SEC. The investment results of each Variable Investment Option you select will depend on those of the corresponding Portfolio of the Trust. Each of the Portfolios is separately managed and has its own investment objective and strategies. The Trust prospectus contains detailed information about each available Portfolio. Be sure to read that prospectus before selecting any of the Variable Investment Options.

For amounts you don’t wish to invest in a Variable Investment Option, you may be able to allocate these amounts to a Fixed Investment Option if permitted in your local jurisdiction. We invest the assets allocated to the Fixed Investment Option in our General Account and they earn interest at a fixed rate, declared by us, subject to a 3% minimum.

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to the John Hancock Variable Insurance Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

We refer to the Variable Investment Options and the Fixed Investment Option together as Investment Options.

Section 403(b) Plans. If you purchased this Contract for use in a retirement plan intended to qualify under section 403(b) of the Code (a “Section 403(b) Plan” or a “403(b) Plan”), we may restrict your ability to make Additional Purchase Payments unless: (i) we receive the Additional Purchase Payment for the Contract directly from the Section 403(b) Plan through your employer, the 403(b)Plan’s administrator, the 403(b) Plan’s sponsor or in the form of a transfer acceptable to us; (ii) we have entered into an agreement with your Section 403(b) Plan concerning the sharing of information related to your Contract (an “Information Sharing Agreement”); and (iii) unless contained in an Information Sharing Agreement, we have received a written determination by your employer, the 403(b) Plan administrator or the 403(b) Plan sponsor that the plan qualifies under section 403(b) of the Code and complies with applicable Treasury regulations (a “Certificate of Compliance”) (Information Sharing Agreement and Certificate of Compliance, together, the “Required Documentation”).

We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Plan.

For more information regarding Section 403(b) Plans, please see “IX. Federal Tax Matters – Qualified Plan Types,” or you may request a copy of the SAI from the Annuities Service Center.

The Contracts were not available in all states. This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is unlawful to make or solicit an offer in that state.

III. Fee Tables

The following tables describe the fees and expenses applicable to buying, owning and surrendering an Independence, Independence Preferred or Independence 2000 Variable Annuity Contract. The first table describes the fees and expenses that you paid at the time that you bought the Contract as well as the fees and expenses you pay when you make Additional Purchase Payments under the Contract, surrender the Contract, or transfer Contract Value between Investment Options. State premium taxes may also be deducted.

Contract Owner Transaction Expenses1

	Independence Variable Annuity	Independence Preferred Variable Annuity	Independence 2000 Variable Annuity
Withdrawal Charge (as % of amount withdrawn or surrendered)[2]
1st year	8%	8%	7%
2nd year	8%	8%	6%
3rd year	8%	8%	5%
4th year	7%	7%	4%
5th year	7%	7%	3%
6th year	6%	6%	2%
7th year	6%	6%	1%
Thereafter	0%	0%	0%
Maximum transfer charge[3]	N/A	N/A	$25

[1]	State premium taxes may also apply to your Contract, which currently range from 0.04% to 4.00% of each Purchase Payment.
[2]	This charge is taken upon withdrawal or surrender within the specified period of years measured from the date of Purchase Payment.
[3]

This charge is not currently imposed, but we reserve the right to do so in the Contract. If we do, it will be taken upon each transfer into or out of any Investment Option beyond an annual limit of not less than 12.

The next table describes the fees and expenses that you pay periodically during the time you own the Contract. This table does not include fees and expenses paid at the Portfolio level.

	Independence Variable Annuity	Independence Preferred Variable Annuity	Independence 2000 Variable Annuity
Maximum Annual Contract Fee[1]	$50	$50	$50
Current Annual Contract Fee[2]	$30	$30	$30

Separate Account Annual Expenses (as a percentage of Contract Value in the Variable Investment Options)[3]
Mortality and Expense Risk Charge[4]	0.90%	1.15%	1.10%
Administrative Services Charge	0.50%	0.35%	0.30%
Total Separate Account Annual Expenses	1.40%	1.50%	1.40%

[1]	This charge is not currently imposed.
[2]

This charge applies only to Contracts of less than $10,000 during the Accumulation Period. It is taken at the end of each Contract Year but, if you surrender a Contract before then, it will be taken at the time of surrender.

[3]

This charge applies to all Accommodator Variable Annuity Contracts. We deduct from each of the Subaccounts a daily charge at an annual effective percentage of the Contract Value in the Variable Investment Options.

[4]	This charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner.

The next table describes the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
(as a percentage of the Portfolio’s average net assets for the fiscal year ended December 31, 2012)
Range of expenses that are deducted from Portfolio assets, including management fees, and other expenses	0.25%	1.23%

Examples

The following two examples are intended to help you compare the cost of investing in an Independence Variable Annuity, Independence Preferred Variable Annuity, or Independence 2000 Variable Annuity Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses.

The first example assumes that you invest $10,000 in a Contract and that your investment has a 5% return each year. This example assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Maximum Portfolio Level Total Operating Expenses
Independence Variable Annuity	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$994	$1,559	$2,060	$3,045
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$274	$842	$1,436	$3,045
Independence Preferred Variable Annuity	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$1,003	$1,584	$2,101	$3,125
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$283	$867	$1,477	$3,125
Independence 2000 Variable Annuity	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$908	$1,300	$1,720	$3,077
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$278	$852	$1,453	$3,077

The next example also assumes that you invest $10,000 in a Contract and that your investment has a 5% return each year. This example assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Minimum Portfolio Level Total Operating Expenses
Independence Variable Annuity	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$893	$1,250	$1,543	$2,009
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$173	$536	$923	$2,009
Independence Preferred Variable Annuity	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$902	$1,278	$1,590	$2,105
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$182	$563	$970	$2,105
Independence 2000 Variable Annuity	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$805	$989	$1,199	$2,030
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$175	$542	$933	$2,030

The following table describes the operating expenses for each of the Portfolios, as a percentage of the Portfolio’s average net assets for the fiscal year ending December 31, 2012. More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus and in the notes following the table.

As noted in the footnotes to the table, for certain Portfolios John Hancock Investment Management Services, Inc. (the “Adviser”) has agreed to waive a portion of its fees or reimburse the Portfolio for expenses when, and to the extent that, the net operating expenses exceed an agreed upon expense limitation. The Adviser may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements for a period of three years following the beginning of the month in which such reimbursement or waiver occurred.

Portfolio Annual Expenses (as a percentage of Portfolio average net assets for the fiscal year ended December 31, 2012, except as stated in the Notes that follow this table, rounded to two decimal places).

Portfolio/Series	Management Fee	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Portfolio Fees and Expenses[1]	Total Annual Operating Expenses	Contractual Expense Reimburse- ment	Net Operating Expenses
500 Index B

Series NAV	0.47%	0.00%	0.02%	—	0.49%	(0.24)%[2]	0.25%

Active Bond

Series NAV	0.60%	0.00%	0.04%	0.02%	0.66%	0.00%	0.66%

Blue Chip Growth

Series NAV	0.78%	0.00%	0.03%	—	0.81%	0.00%	0.81%

Capital Appreciation

Series NAV	0.70%	0.00%	0.04%	—	0.74%	0.00%	0.74%

Core Strategy

Series NAV	0.05%	0.00%	0.03%	0.50%	0.58%	0.00%	0.58%

Equity-Income

Series NAV	0.78%	0.00%	0.03%	0.01%	0.82%	0.00%	0.82%

Fundamental All Cap Core

Series NAV	0.67%	0.00%	0.04%	—	0.71%	0.00%	0.71%

Global Bond

Series NAV	0.70%	0.00%	0.11%[3]	—	0.81%	0.00%	0.81%

High Yield

Series NAV	0.67%	0.00%	0.05%	—	0.72%	0.00%	0.72%

International Equity Index B

Series NAV	0.54%	0.00%	0.05%	—	0.59%	(0.25)%[2]	0.34%

International Value

Series NAV	0.80%	0.00%	0.12%	—	0.92%	0.00%	0.92%

Lifestyle Balanced

Series NAV	0.04%	0.00%	0.02%	0.68%	0.74%	0.00%	0.74%

Mid Cap Stock

Series NAV	0.84%	0.00%	0.04%	—	0.88%	0.00%	0.88%

Mid Value

Series NAV	0.95%	0.00%	0.04%	0.02%	1.01%	0.00%	1.01%

Money Market B

Series NAV	0.50%	0.00%	0.03%	—	0.53%	(0.25)%[2]	0.28%

Real Estate Securities

Series NAV	0.70%	0.00%	0.04%	—	0.74%	0.00%	0.74%

Short Term Government Income

Series NAV	0.56%	0.00%	0.04%	—	0.60%	0.00%	0.60%

Small Cap Growth

Series NAV	1.06%	0.00%	0.05%	—	1.11%	0.00%	1.11%

Small Cap Value

Series NAV	1.05%	0.00%	0.03%	0.15%	1.23%	0.00%	1.23%

Total Bond Market B

Series NAV	0.47%	0.00%	0.04%	—	0.51%	(0.26)%[2]	0.25%

Ultra Short Term Bond

Series NAV	0.55%	0.00%	0.10%	—	0.65%	0.00%	0.65%

[1]

“Acquired Portfolio Fees and Expenses” are based on the indirect net expenses associated with the Portfolio’s investment in underlying portfolios and are included in “Total Annual Operating Expenses.” The Total Annual Operating Expenses shown may not correlate to the Portfolio’s ratio of expenses to average net assets shown in the “Financial Highlights” section of the Portfolio prospectus, which does not include Acquired Portfolio Fees and Expenses.

[2]

JHVIT sells shares of the Portfolio only to certain variable life insurance and variable annuity separate accounts of John Hancock Life Insurance Company (U.S.A.) and its affiliates. As reflected in the table, the Portfolio is subject to an expense cap pursuant to an agreement between JHVIT and the Adviser as follows: the Adviser has agreed to waive its advisory fee (or, if necessary, reimburse expenses of the Portfolio) in an amount so that the Portfolio’s annual operating expenses do not exceed its “Net Operating Expenses” as shown in the table above. A Portfolio’s “Total Annual Operating Expenses” includes all of its operating expenses including advisory and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, short dividends, acquired portfolio fees, litigation and indemnification expenses and extraordinary expenses of the Portfolio not incurred in the ordinary course of the Portfolio’s business. Under the agreement, the Adviser’s obligation to provide the expense cap will remain in effect until April 30, 2014 and will terminate after that date only if JHVIT, without the prior written consent of the Adviser, sells shares of the Portfolio to (or has shares of the Portfolio held by) any person other than the separate accounts and other persons specified in the agreement.

[3]

“Other Expenses” reflect interest expense resulting from the Portfolio’s use of certain investments such as reverse repurchase agreements or sale-buybacks. Such expense is required to be treated as a Portfolio expense for the accounting purposes. Any interest expense amount will vary based on the Portfolio’s use of those investments as an investment strategy best suited to seek the objective of the Portfolio. Had these expenses been excluded, “Other Expenses” would have been 0.09%.

A Table of Accumulation Unit Values relating to the Contract is included in Appendix U to this Prospectus.

IV. Basic Information

What is the Contract?

The Contract is a deferred payment Variable Annuity Contract. An “annuity contract” provides a person (known as the “Annuitant” or “payee”) with a series of periodic payments. Because this Contract is also a “deferred payment” Contract, the annuity payments will begin on a future date, called the Contract’s “Maturity Date.” Under a “Variable Annuity” Contract, the amount you have invested can increase or decrease in value daily based upon the value of the Variable Investment Options chosen.

We measure the years and anniversaries of your Contract from its date of issue. We use the term Contract Year to refer to each period of time between anniversaries of your Contract’s date of issue.

Who issued my Contract?

Your Contract was issued either by JHLICO or JHVLICO. Please refer to your Contract for the name of the Company that issued your Contract. JHVLICO was not authorized to sell life insurance products in the State of New York.

Who owns the Contract?

Unless the Contract provides otherwise, the Owner of the Contract is the person who can exercise the rights under the Contract, such as the right to choose the Investment Options or the right to surrender the Contract. In many cases, the person who bought the Contract is the Owner. However, you are free to name another person or entity (such as a trust) as Owner. In writing this Prospectus, we’ve assumed that you, the reader, are the person or persons entitled to exercise the rights and obligations under discussion. If a Contract has joint Owners, both must join in any written notice or request.

Is the Owner also the Annuitant?

In many cases, the same person is both the Annuitant and the Owner of a Contract. The Annuitant is the person whose lifetime is used to measure the period of time when we make various forms of annuity payments. Also, the Annuitant receives payments from us under any Annuity Option that commences during the Annuitant’s lifetime. We may have permitted you to name another person as Annuitant if that person met our underwriting standards.

How can I invest money in a Contract?

Purchase Payments

The Contracts described in this Prospectus are no longer available for sale, however, the minimum initial Purchase Payment requirements for the Contracts is outlined in the table below. The minimum Additional Purchase Payment into the Contracts is $50. Currently, we do not enforce this minimum Additional Purchase Payment amount, but may do so in the future.

	Independence:	Independence Preferred:	Independence 2000
Minimum Initial Purchase Payment (Nonqualified):	$1,000	$5,000	$5,000
Minimum Initial Purchase Payment (IRA):	$1,000	$1,000	$1,000
Minimum Initial Purchase Payment (other Qualified):	$1,000	$1,000	$50
Minimum Initial Annuity Direct Deposit Program:	N/A	N/A	$500
Minimum Additional Purchase Payments:	$50	$50	$50

Initial Purchase Payment

When we received your initial Purchase Payment and all necessary information at the Annuities Service Center we issued your Contract and invested your initial Purchase Payment. If the information was not in Good Order, we contacted you to get the necessary information. If for some reason, we were unable to complete this process within five Business Days, we either sent back your money or received your permission to keep it until we received all of the necessary information.

Limits on Additional Purchase Payments

You can make Additional Purchase Payments of up to $500,000 ($1,000,000 for Independence 2000 Contracts) in any one Contract Year ($100,000 into the Fixed Investment Option, after the initial Purchase Payment which could have been as much as $500,000). The total of all new Purchase Payments and transfers that you allocate to any one Variable Investment Option in any one Contract Year may not exceed $1 million (except in the case of Independence Variable Annuity Contracts where the maximum amount you may transfer is $500,000). While the Annuitant is alive and the Contract is in force, you can make Purchase Payments at any time before the Annuitant’s 85th birthday (age 85 1/2 for Independence Variable Annuity Contracts). We may waive any of these limits on Purchase Payments.

Ways to Make Additional Purchase Payments

Additional Purchase Payments made by check must be:

•	drawn on a U.S. bank;

•	drawn in U.S. dollars; and

•	made payable to “John Hancock” and sent to the Annuities Service Center.

We credit any Additional Purchase Payments to your Contract received by mail or wire transfer at the close of the Business Day in which we receive them in Good Order at the Annuities Service Center. Each Business Day ends at the close of daytime trading for the day on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). If we receive an Additional Purchase Payment after the close of a Business Day, we credit it to your Contract on the next Business Day. We will promptly return any Purchase Payment not in Good Order.

We will not accept credit card checks or money orders. Nor will we accept starter or third party checks that fail to meet our administrative requirements. Additional Purchase Payments should be sent to the Annuities Service Center at the address shown on the first page of this Prospectus. You can find information about other methods of making Purchase Payments by contacting us.

Additional Purchase Payments by Wire

You may transmit Additional Purchase Payments by wire through your bank to our bank, as long as you provide appropriate instructions with the transmittal to identify your Contract, and the selected Investment Options (unless you have provided us with standing allocation instructions). Information about our bank, our account number, and the ABA routing number may be obtained from the Annuities Service Center. Banks may charge a fee for wire services.

If your wire order is complete, we will invest the Additional Purchase Payment in your selected Investment Options as of the day we received the wire order. If the wire order is incomplete for an identified Contract, we will immediately return it.

How will the value of my investment in the Contract change over time?

Variable Investment Options

You may invest in any of the Variable Investment Options. Each Variable Investment Option is a Subaccount of a Separate Account that invests in a corresponding Portfolio. The Portfolio prospectus contains a full description of a Portfolio. The amount you’ve invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct – see “III. Fee Tables”). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolios of the Variable Investment Options you select and/or upon the interest we credit on each Fixed Investment Option you select.

You bear the investment risk that your Contract Value will increase or decrease to reflect the investment results of the Contract’s investment Portfolios. Although a Portfolio may invest in other underlying portfolios, you will not have the ability to make those investment decisions. You (and your financial advisor) should carefully consider the features of other variable annuity contracts offered by us or by other life insurance companies, before submitting an Additional Purchase Payment if you would prefer a broader range of investment options.

Fixed Investment Options

Each Purchase Payment you allocate to the Fixed Investment Option will earn interest (calculated on a compounded basis) at our declared rate in effect at the time of the deposit into the Fixed Investment Option. From time to time, we declare new rates, subject to a 3% minimum. For purposes of crediting interest, transfers from a Variable Investment Option will be treated as a Purchase Payment.

Under current practice, we credit interest to amounts allocated to the Fixed Investment Option based on the size of the initial Purchase Payment. We credit a higher rate for initial Purchase Payments of $10,000 or more (and those over $10,000 or $25,000 or more for Independence 2000 only). The rate of interest credited on each amount varies based upon when that amount was allocated to the Fixed Investment Option.

What annuity benefits does a Contract provide?

If your Contract is still in effect on its Maturity Date, it enters what is called the Annuity Period. During the Annuity Period, we make a series of fixed or variable payments to you as provided under one of our several Annuity Options. The form in which we will make the annuity payments, and the proportion of such payments that will be on a fixed basis and on a variable basis, depend on the elections that you have in effect on the Maturity Date. Therefore, you should exercise care in selecting your choices that are in effect on the Maturity Date.

You should carefully review the discussion under “VIII. The Annuity Period” for information about all of these choices you can make.

To what extent can John Hancock USA vary the terms and conditions of the Contracts?

State Insurance Law Requirements

Insurance laws and regulations apply to us in every state in which our Contracts are sold. As a result, a Contract purchased in one state may have terms and conditions that vary from the terms and conditions of a Contract purchased in a different jurisdiction. We disclose all material features and benefits of the Contracts in this Prospectus.

Variations in Charges or Rates

We may vary the charges, durations of Fixed Investment Options, and other terms of our Contracts where special circumstances resulted in sales or administrative expenses, mortality risks or other risks that were different from those normally associated with the Contracts. These include the types of variations discussed under the “Variations in Charges or Rates for Eligible Classes” section of this Prospectus.

What are the tax consequences of owning a Contract?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

•	withdrawals (including surrenders and systematic withdrawals);

•	payment of any death benefit proceeds;

•	periodic payments under one of our annuity payment options;

•	certain ownership changes; and

•	any loan, assignment or pledge of the Contract as collateral.

How much you will be taxed on a distribution is based upon complex tax rules and depends on matters such as:

•	the type of the distribution;

•	when the distribution is made;

•	the nature of any Qualified Plan for which the Contract is being used, if any; and

•	the circumstances under which the payments are made.

If your Contract was issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax-deductible or excludible from income.

A 10% penalty tax applies in many cases to the taxable portion of any distributions taken from a Contract before you reach age 59 1/2. Also, most Qualified Plans require that minimum distributions from a Contract commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible or tax-deferred Purchase Payments you paid or on any earnings under the Contract.

A Contract purchased as an investment vehicle for a Qualified Plan, including an IRA, does not provide any additional tax-deferral benefits beyond the treatment provided by the Qualified Plan. The favorable tax-deferral benefits available for Qualified Plans that invest in annuity contracts are also generally available if the Qualified Plans purchase other types of investments, such as mutual funds, equities and debt instruments. However, the Contract offers features and benefits that other investments may not offer, including the Investment Options and protection through living guarantees, death benefits and other benefits.

We provide additional information on taxes in the Federal Tax Matters section of this Prospectus. We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans.

How can I change my Contract’s Investment Options?

Allocation of Purchase Payments

When you applied for your Contract, you specified the Variable Investment Options or Fixed Investment Options (together, your Investment Options) into which your Purchase Payments were allocated. You may change this investment allocation for future Investment Options to which your Purchase Payments will be allocated at any time. Any change in allocation will be effective as of the receipt of your request at the Annuities Service Center.

Except as noted below, we do not impose a limit on the number of Investment Options to which you may allocate Purchase Payments at any one time during the Accumulation Period. For limits imposed during the Annuity Period, please see “Choosing Fixed or Variable Annuity Payments” in “VII. The Annuity Period.”

Restrictions on the Money Market Investment Option. You will not be permitted to make new investments in the Money Market Investment Option unless all or a portion of your Contract Value was allocated to the Money Market Investment Option on April 26, 2013. If so, you may continue to make new investments through Additional Purchase Payments (if not otherwise restricted) to that Option. However, transfers of amounts from other Investment Options are not permitted, and you can no longer invest in the Money Market Investment Option if at any time thereafter you fail to maintain a minimum balance in that Option (please refer to “V. Description of the Contract – Transfers You May Make Among Investment Options”).

Transfers Among Investment Options

During the Accumulation Period, you may transfer amounts among the Investment Options, subject to the restrictions set forth below. To make a transfer, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you.

You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the Internet (see “Telephone and Electronic Transactions,” below). We will cancel accumulation units from the Investment Account from which you transfer amounts and we will credit accumulation units to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. Although your Contract may impose restrictions on the maximum dollar amount that may be transferred among Variable Investment Options, we currently do not enforce these restrictions.

We do not impose a charge for transfer requests under your Contract.

Frequent Transfer Restrictions. Variable investment options in variable annuity and variable life insurance products can be a target for abusive transfer activity. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers you make to two per month per Contract, with certain exceptions, and have established procedures to count the number of transfers made under a Contract.

Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day as a single transfer. We do not count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Asset Rebalancing program, (b) transfers from a Fixed Investment Option at the end of its fixed investment period, (c) transfers made within a prescribed period before and after a substitution of underlying Portfolios and (d) transfers made during the Annuity Period (these transfers are subject to a 30-day notice requirement, however, as described below). Under each Separate Account’s policy and procedures, a Contract Owner may transfer Contract Value to the Ultra Short Term Bond Investment Option even if the Contract Owner reaches the two-transfer-per-month limit, as long as 100% of the Contract Value in all Variable Investment Options is transferred to the Ultra Short Term Bond Investment Option. If such a transfer to the Ultra Short Term Bond Investment Option is made, for a 30-day period after such transfer a Contract Owner may not make any subsequent transfers from the Ultra Short Term Bond Investment Option to another Variable Investment Option. We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.

We reserve the right to take other actions to restrict trading, including, but not limited to:

•	restricting the number of transfers made during a defined period;

•	restricting the dollar amount of transfers;

•	restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and

•	restricting transfers into and out of certain Subaccount(s).

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios. We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law), and to prohibit a transfer less than 30 days prior to the Contract’s Maturity Date, and to reimpose the annual limit of 12 transfers as stated in your Contract.

While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.

During the Annuity Period, you may not make any transfer that would result in more than four Investment Options being used at once. You must submit your transfer request to our Annuities Service Center at least 30 days before the due date of the first annuity payment to which your transfer will apply.

We impose additional restrictions that apply specifically to transfers involving the Fixed Investment Option. You may not:

•	transfer assets to or from the Fixed Investment Option during the Annuity Period;

•	transfer assets into the Fixed Investment Option on or within 30 days prior to your Contract’s Maturity Date;

•	transfer or deposit (exclusive of the initial Purchase Payment) more than $100,000 into the Fixed Investment Option during a Contract Year;

•	make any transfers into the Fixed Investment Option within six months of a transfer out of the Fixed Investment Option; or

•	transfer out of the Fixed Investment Option more than once during a Contract Year and only within 10 days before or after the anniversary of your Contract’s issuance (“Contract Anniversary”).

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Variable Insurance Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

Procedure for Transfers Among Investment Options

You may request a transfer in writing or, if you have authorized telephone transfers, by telephone. All transfer requests should be directed to the Annuities Service Center at the address shown on the first page of this Prospectus. Your request should include:

•	your name;

•	daytime telephone number;

•	Contract number;

•	the names of the Investment Options to and from which assets are being transferred;

•	the amount of each transfer;

•	your signature and date of the request.

Your request becomes effective at the close of the Business Day in which we receive it, in proper form at the Annuities Service Center. Each Business Day ends at the close of daytime trading for the day on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). If we receive a transfer request, in proper form, after the close of a Business Day, it will become effective at the end of the next Business Day.

Telephone and Electronic Transactions

If you complete a special authorization form, we will permit you to request transfers and withdrawals by telephone. We additionally encourage you to access information about your Contract, request transfers and perform some transactions electronically through the Internet. If you have not done so, we encourage you to register for electronic delivery of your transaction confirmations. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on the first page of this Prospectus for more information on electronic transactions.

To access information and perform electronic transactions through our website, we require you to create an account with a username and password, and to maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone by sending us instructions in a form acceptable to us. If you register for electronic delivery, we keep your personal information confidential and secure, and we do not share this information with outside marketing agencies.

We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we record all conversations with you. When someone contacts us by telephone and follows our procedures, we assume that you are authorizing us to act upon those instructions. For electronic transactions through the Internet, you will need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:

•	any loss or theft of your password; or

•	any unauthorized use of your password.

We may be liable for any losses due to unauthorized or fraudulent instructions only where we fail to employ our procedures properly.

All transaction instructions we receive by telephone or electronically will be followed by either a hardcopy or electronic delivery of a transaction confirmation. Transaction instructions we receive by telephone or electronically before the close of any Business Day are usually effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.

We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum Withdrawal Amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.

Dollar-Cost Averaging Program

You may elect, at no cost, to automatically transfer assets from any Variable Investment Option to one or more other Variable Investment Options on a monthly, quarterly, semiannual, or annual basis before annuity payments start. The following conditions apply to the dollar-cost averaging program:

•	you may change your Variable Investment Option allocation instructions at any time in writing or, if you have authorized telephone transfers, by telephone;

•	you may discontinue the program at any time;

•	the program automatically terminates when the Variable Investment Option from which we are taking the transfers has been exhausted;

•	Automatic transfers to or from the Fixed Investment Option are not permitted;

•	the program will automatically terminate after the Maturity Date when payments from one of our Annuity Options begin.

We reserve the right to suspend, modify or terminate the program at any time.

The dollar-cost averaging program allows investments to be made in equal installments over time in an effort to reduce the risk posed by market fluctuations. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Subaccount when the unit value is low, and less when the unit value is high. However, the dollar-cost averaging program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. In addition, the dollar-cost averaging program does not protect you from market fluctuations in the Variable Investment Option from which we are taking the transfers. If you are interested in the dollar-cost averaging program, you may obtain an authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. You may elect out of the dollar-cost averaging program at any time.

You should consult with your financial advisor to assist you in determining whether the dollar-cost averaging program is suited for your financial needs and investment risk tolerance.

Special Transfer Services – Asset Rebalancing Program

We administer an Asset Rebalancing program which enables you to specify the allocation percentage levels you would like to maintain in particular Investment Options. We automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Investment Options. (Fixed Investment Options are not eligible for participation in the Asset Rebalancing program.) You must include all Contract Value in your Variable Investment Options in the Asset Rebalancing program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing program is being used. If you are interested in the Asset Rebalancing program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing program.

We permit asset rebalancing only on the following time schedules:

•	quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);

•	semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or

•	annually on December 26th (or the next Business Day if December 26th is not a Business Day).

What fees and charges will be deducted from my Contract?

We assess charges and deductions under the Contract against Purchase Payments, Contract Values or withdrawals. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolios’ prospectuses.

Asset-Based Charges

We deduct asset-based charges daily to compensate us primarily for our administrative and distribution expenses, and for the mortality and expense risks that we assume under the Contracts, as follows:

Separate Account Annual Expenses (as a percentage of average account value)
	Independence Variable Annuity	Independence Preferred Variable Annuity	Independence 2000 Variable Annuity
Mortality and Expense Risk Charge	0.90%	1.15%	1.10%
Administrative Services Charge	0.50%	0.35%	0.30%
Total Separate Account Annual Expenses	1.40%	1.50%	1.40%

These charges do not apply to assets you have in our Fixed Investment Options. We take the deduction proportionally from each Variable Investment Option you are then using.

In return for the mortality risk charge, we assume the risk that Annuitants as a class will live longer than expected, requiring us to pay a greater number of annuity payments. In return for the expense risk charge, we assume the risk that our expenses relating to the Contracts may be higher than we expected when we set the level of the Contracts’ other fees and charges, or that our revenues from such other sources will be less than expected. We deduct the asset-based administrative services charge daily for administrative and clerical services that the Contracts require us to provide. The rate of the mortality and expense risks charge cannot be increased. The charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner or continued under any Annuity Option payable on a variable basis. If the charge is insufficient to cover the actual cost of the mortality and expense risks assumed, we will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. In cases where no death proceeds are payable (e.g., for Contracts continued by a Beneficiary upon the death of the Owner), or under the Period Certain Only Annuity Option, if you elect benefits payable on a variable basis, we continue to assess the Contractual mortality and expense risks charge, although we bear only the expense risk and not any mortality risk.

Annual Contract Fee

We currently deduct a $30 annual Contract fee at the end of each Contract Year if the Contract has a total value of less than $10,000. We also deduct the annual Contract fee if you surrender your Contract before then. We take the deduction proportionally from each Investment Option you are then using. We will not deduct, however, any portion of the annual Contract fee from the Fixed Investment Option if such deduction would result in an accumulation of amounts allocated to the Fixed Investment Option at less than the guaranteed minimum rate of 3%. In such case, we will deduct that portion of the Contract fee proportionately from the other Investment Options you are using. We reserve the right to increase the annual Contract fee to $50.

Premium Taxes

We make deductions for any applicable premium or similar taxes. Currently, certain local jurisdictions assess a tax of up to 4% of each Purchase Payment.

In most cases, and subject to applicable state law, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.

Premium Tax Rate[1]
State or Territory	Qualified Contracts	Nonqualified Contracts
CA	0.50%	2.35%
GUAM	4.00%	4.00%
ME2	0.00%	2.00%
NV	0.00%	3.50%
PR	1.00%	1.00%
SD2	0.00%	1.25%[3]
TX4	0.04%	0.04%
WV	1.00%	1.00%
WY	0.00%	1.00%

[1]	Based on the state of residence at the time the tax is assessed.
[2]	We pay premium tax upon receipt of Purchase Payment.
[3]	0.80% on Purchase Payments in excess of $500,000.
[4]	Referred to as a “maintenance fee.”

Withdrawal Charge

If you withdraw some of your Purchase Payments from your Contract prior to the Maturity Date or if you surrender (turn in) your Contract, in its entirety, for cash prior to the Maturity Date, we may assess a withdrawal charge. We use this charge to help defray expenses relating to the sales of the Contracts, including commissions paid and other distribution costs.

Here’s how we determine the charge: In any Contract Year, you may withdraw up to 10% of the total value of your Contract (computed as of the beginning of the Contract Year) without the assessment of any withdrawal charge. We refer to this amount as the free Withdrawal Amount. However, if the amount you withdraw or surrender totals more than the free Withdrawal Amount during the Contract Year, we will assess a withdrawal charge on any amount of the excess that we attribute to Purchase Payments you made within seven years of the date of the withdrawal or surrender.

The withdrawal charge percentage depends upon the type of Contract you purchased and the number of years that have elapsed from the date you paid the Purchase Payment to the date of its withdrawal, as follows:

	Independence Variable Annuity	Independence Preferred Variable Annuity	Independence 2000 Variable Annuity
Withdrawal Charge[1] (as % of amount withdrawn or surrendered)
1st year	8%	8%	7%
2nd year	8%	8%	6%
3rd year	8%	8%	5%
4th year	7%	7%	4%
5th year	7%	7%	3%
6th year	6%	6%	2%
7th year	6%	6%	1%
Thereafter	0%	0%	0%

[1]

This charge is taken upon withdrawal or surrender within the specified period of years measured from the date of Purchase Payment. We calculate the amount of the withdrawal charge by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage shown above. The total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.

Solely for purposes of determining the amount of the withdrawal charge, we assume that each withdrawal (together with any associated withdrawal charge) is a withdrawal first from the earliest Purchase Payment, and then from the next earliest Purchase Payment, and so forth until all payments have been exhausted. Once a Purchase Payment has been considered to have been “withdrawn” under these procedures, that Purchase Payment will not enter into any future withdrawal charge calculations. For this purpose, we also consider any amounts that we deduct for the annual Contract charge to have been withdrawals of Purchase Payments (which means that no withdrawal charge will ever be paid on those amounts). The amount of any withdrawal that exceeds any remaining Purchase Payments that have not already been considered as withdrawn will not be subject to any withdrawal charge.

Here’s how we deduct the withdrawal charge: We deduct the withdrawal charge proportionally from each Investment Option being reduced by the surrender or withdrawal. For example, if 60% of the Withdrawal Amount comes from Investment Option “A” and 40% from Investment Option “B,” then we deduct 60% of the withdrawal charge from Investment Option “A” and 40% from Investment Option “B.” If any such option has insufficient remaining value to cover the charge, we deduct any shortfall pro rata from all of your other Investment Options, based on the value in each. If your Contract as a whole has insufficient Surrender Value to pay the entire charge, we pay you no more than the Surrender Value.

You will find examples of how we compute the withdrawal charge in Appendix A to this Prospectus.

When withdrawal charges don’t apply: We don’t assess a withdrawal charge in the following situations:

•	on amounts applied to an Annuity Option at the Contract’s Maturity Date or to pay a death benefit;

•	on certain withdrawals if you meet the requirement of the nursing home waiver rider (only available on Independence 2000 Variable Annuity Contracts); or

•

on amounts withdrawn to satisfy the minimum distribution requirements for Qualified Plans. (Amounts withdrawn in excess of the minimum distribution requirements for your Contract are subject to any applicable withdrawal charge, however.)

How can I withdraw money from my Contract?

Surrenders and Withdrawals

Prior to your Contract’s Maturity Date, if the Annuitant is living, you may:

•	surrender your Contract for a cash payment of its “Surrender Value”; or

•	make a withdrawal of a portion of your Surrender Value.

The Surrender Value of a Contract is the Contract Value minus the annual Contract fee and any applicable premium tax and withdrawal charges. We will determine the amount surrendered or withdrawn as of the date we receive your request in Good Order at the Annuities Service Center.

Certain surrenders and withdrawals may result in taxable income to you or other tax consequences as described under “IX. Federal Tax Matters.” Among other things, if you make a full surrender or withdrawal from your Contract before you reach age 59 1/2, a 10% penalty tax (in addition to any income tax due) generally applies to any taxable portion of the withdrawal.

We deduct any withdrawal proportionally from each of your Investment Options based on the value in each, unless you direct otherwise. When you take a withdrawal, we deduct any applicable withdrawal charge as a percentage of the total amount withdrawn. We take any applicable withdrawal charge from the amount remaining in a Contract after we process the amount you request.

Without our prior approval, you may not make a withdrawal:

•	for an amount less than $100 ($250 for Independence Variable Annuity Contracts); or

•	if your remaining Contract Value would be less than $1,000.

A withdrawal is not a loan and cannot be repaid. We reserve the right to terminate your Contract if the value of your Contract becomes zero.

Your request to surrender your Contract or to make a withdrawal becomes effective at the close of the Business Day in which we receive it, in Good Order at the Annuities Service Center. Each Business Day ends at the close of daytime trading for the day on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). If we receive a request, in Good Order, after the close of a Business Day, it will become effective at the end of the next Business Day.

You generally may not make any surrenders or withdrawals once we begin making payments under an Annuity Option.

We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you want to use a part of your Contract Value to purchase an immediate annuity contract, you must make a withdrawal request, which will be subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences.

When we receive a withdrawal request in Good Order at our Annuities Service Center, we will pay the amount of the withdrawal from the Variable Investment Options promptly, and in any event within seven days of receipt of the request. We reserve the right to defer the right of withdrawal or postpone payments for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);

•	trading on the New York Stock Exchange is restricted;

•

an emergency exists as determined by the SEC, as a result of which disposal of securities held in the Separate Accounts is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Accounts’ net assets;

•	pursuant to SEC rules, the Money Market Subaccount suspends payment of redemption proceeds in connection with a liquidation of the underlying Portfolio; or

•	the SEC, by order, so permits for the protection of security holders.

Applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

Impact of Divorce. In the event that you and your spouse become divorced after you purchase a Contract, we will treat any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax or withdrawal charge. We will permit you to continue the existing Rider under the existing Contract, subject to any Rider restrictions on changes of Owner or Annuitant.

Tax Considerations. Withdrawals from the Contract may be subject to income tax and a 10% penalty tax (see “IX. Federal Tax Matters”). Withdrawals are permitted from Contracts issued in connection with Section 403(b) Plans only under limited circumstances (see “IX. Federal Tax Matters — Other Qualified Plans”).

Signature Guarantee Requirements for Surrenders and Withdrawals

(Not applicable to Contracts issued in New Jersey)

We may require that you provide a signature guarantee on a surrender or withdrawal request in the following circumstances:

•	you are requesting that we mail the amount withdrawn to an alternate address; or

•	you have changed your address within 30 days of the withdrawal request; or

•	you are requesting a withdrawal in the amount of $250,000 or greater.

We must receive the original signature guarantee on your withdrawal request. We do not accept copies or faxes of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and does not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or withdrawal as described above.

Nursing Home Waiver of Withdrawal Charge Rider

(Available on Independence 2000 Variable Annuity Contracts only)

If you own an Independence 2000 Contract and if permitted by your state, you may have a nursing home waiver of withdrawal charge benefit. Under this benefit, we will waive the withdrawal charges on any withdrawals, provided all the following conditions apply:

•	you become confined to a nursing home beginning at least 90 days after we issue your Contract and prior to the Contract’s Maturity Date;

•	you remain in the nursing home for at least 90 consecutive days and receive skilled nursing care;

•	we receive your request for a withdrawal and adequate proof of confinement no later than 90 days after discharge from the facility; and

•	your confinement is prescribed by a doctor and medically necessary.

This benefit was not available at application if:

•	you were older than 74 years at application; or

•	if you were confined to a nursing home within the past two years.

For a more complete description of the terms and conditions of this benefit, you should refer directly to your Contract.

Systematic Withdrawal Plan

Our optional systematic withdrawal plan enables you to preauthorize periodic withdrawals. If you elect this plan, we withdraw a percentage or dollar amount from your Contract on a monthly, quarterly, semiannual, or annual basis, based upon your instructions. Unless otherwise directed, we deduct the requested amount from each applicable Investment Option in the ratio that the value of each bears to the Contract Value. Each systematic withdrawal is subject to any withdrawal charge that would apply to an otherwise comparable non-systematic withdrawal. See “How Will the Value of my Investment in the Contract Change over Time?” and “What Fees and Charges will be Deducted from my Contract?” The same tax consequences that apply to other withdrawals also generally apply.

You may cancel the systematic withdrawal plan at any time.

We reserve the right to modify the terms or conditions of the plan at any time without prior notice.

Telephone Withdrawals

If you complete a separate authorization form, you may make requests to withdraw a portion of your Contract Value by telephone. We reserve the right to impose a maximum Withdrawal Amount and procedural requirements regarding this privilege. For additional information regarding telephone procedures, see “IV. Basic Information – Telephone and Electronic Transactions.”

What happens if the Annuitant dies before my Contract’s Maturity Date?

Guaranteed Minimum Death Benefit

Independence Variable Annuity Contracts. If the Annuitant dies before your Contract’s Maturity Date, we will pay a death benefit. If the death occurs before the Contract Anniversary nearest the Annuitant’s 75th birthday, we will pay the greater of:

•	the Contract Value; or

•	the total amount of Purchase Payments made, minus any withdrawals and related withdrawal charges.

If the death occurs on or after the Contract Anniversary nearest the Annuitant’s 75th birthday, we will pay an amount equal to the total value of your Contract.

Independence Preferred Variable Annuity Contracts. If the Annuitant dies before your Contract’s Maturity Date, we will pay a death benefit that is the greatest of:

•	the Contract Value; or

•	the total amount of Purchase Payments made, minus any withdrawals and related withdrawal charges; or

•

in states where permitted by law, the “highest total value” of your Contract as of any third interval anniversary of your Contract to date (preceding the anniversary nearest the Annuitant’s 81st birthday), plus any Purchase Payments you have made since that anniversary, minus any withdrawals you have taken (and any related withdrawal charges) since that anniversary.

We calculate the “highest total value” as follows: On the third anniversary of your Contract (and every third anniversary thereafter until the anniversary closest to the Annuitant’s 81st birthday), we compute the total value of your Contract adjusting for Purchase Payments and withdrawals since that anniversary. We compare that amount to the amounts described in the first two bullets. The greatest of these three amounts forms a minimum that may increase on subsequent third interval anniversaries with favorable investment performance and Additional Purchase Payments but will never decrease unless withdrawals are taken.

Independence 2000 Variable Annuity Contracts. If the Annuitant dies before your Contract’s Maturity Date, we will pay a death benefit, that is the greatest of:

•	the Contract Value; or

•	the total amount of Purchase Payments made, minus any withdrawals and related withdrawal charges; or

•

in states where permitted, the highest total value of your Contract as of any “fifth interval anniversary” of your Contract to date, plus any Purchase Payments you have made since that anniversary, minus any withdrawals you have taken (and any related withdrawal charges) since that anniversary.

We calculate the “highest total value” as follows: On each “fifth interval anniversary” of your Contract, we compute the total value of your Contract adjusting for Purchase Payments and withdrawals since that anniversary. We compare that amount to the amounts described in the first two bullets. The greatest of these three amounts forms a minimum which may increase on subsequent fifth interval anniversaries with favorable investment performance and Additional Purchase Payments but will never decrease unless withdrawals are taken.

To determine any “fifth interval anniversary” of your Contract, we count only those anniversaries that occur:

•	before we receive proof of the Annuitant’s death; and

•	before the Annuitant turns age 81.

The initial “fifth interval anniversary” is the fifth anniversary of your Contract if the Annuitant is less than age 81 at that time.

We calculate the death benefit as of the day we receive, at the Annuities Service Center:

•	proof of the Annuitant’s death; and

•	the required instructions as to method of settlement.

All Contracts. Unless you have elected an optional method of settlement, we will pay the death benefit in a single sum to the Beneficiary you chose prior to the Annuitant’s death. If you have not elected an optional method of settlement, the Beneficiary may do so. However, if the death benefit is less than $5,000, we will pay it in a lump sum, regardless of any election.

Distribution Requirements Following Death of Owner

If you did not purchase your Contract under a Qualified Plan, the Code requires that the following distribution provisions apply if you die. We summarize these provisions below (if your Contract has joint Owners, these provisions apply upon the death of the first to die).

In most cases, these provisions do not cause a problem if you are also the Annuitant under your Contract. If you have designated someone other than yourself as the Annuitant, however, your Beneficiary(ies) will have less discretion than you would have had in determining when and how the Contract Value would be paid out.

The Code imposes very similar distribution requirements on Contracts used to fund Qualified Plans. We provide the required provisions for Qualified Plans in separate disclosures and endorsements.

If you die before annuity payments have begun:

•

if the Contract’s designated Beneficiary is your surviving spouse who falls within the definition of “spouse” under the federal Defense of Marriage Act, your spouse may continue the Contract as the new Owner without triggering adverse federal tax consequences. See “X. Other Information – Spouse”;

•

if the Beneficiary is not your surviving spouse or if the Beneficiary is your surviving spouse but chooses not to continue the Contract, the “entire interest” (as discussed below) in the Contract on the date of your death must be:

¡	paid out in full within five years of your death; or

¡	where the Beneficiary is an individual, applied in full towards the purchase of a life annuity on the Beneficiary with payments commencing within one year of your death.

If you are the last surviving Annuitant, as well as the Owner, the entire interest in the Contract on the date of your death equals the death benefit that then becomes payable. If you are the Owner but not the last surviving Annuitant, the entire interest equals:

•	the Surrender Value if paid out in full within five years of your death; or

•	where the Beneficiary is an individual, your Contract Value applied in full towards the purchase of a life annuity on the Beneficiary with payments commencing within one year of your death.

If you die on or after annuity payments have begun, any remaining amount that we owe must be paid out at least as rapidly as under the method of making annuity payments that is then in use.

We continue to assess the asset-based charges during this period, even though we bear only the expense risk and not any mortality risk (see “IV. Basic Information – What fees and charges will be deducted from my Contract? – Asset-Based Charges”).

Notice of the death of an Owner or Annuitant should be furnished promptly to the John Hancock Annuities Service Center.

We will pay the death benefit within seven calendar days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances for which payment of withdrawals may be postponed (see “IV. Basic Information – How can I withdraw money from my Contract?”). Beneficiaries who opt for a lump sum payout of their portion of the death benefit may choose to receive the funds either in a single check or wire transfer or in a John Hancock Safe Access Account (“JHSAA”). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. Any interest paid may be taxable. The Beneficiary can obtain the remaining death benefit proceeds in a single sum at any time by cashing one check for the entire amount. Note, however, that a JHSAA is not a true checking account, but is solely a means of distributing the death benefit. The Beneficiary can make only withdrawals, and not deposits. The JHSAA is part of our General Account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.

You can find more information about optional methods of settlement under “Annuity Options.”

Can I return my Contract?

In most cases, you had the right to cancel your Contract within 10 days (or longer in some states) after you received it. To have canceled your Contract, you would have delivered or mailed it to us or to the financial advisor who delivered the Contract to you.

In most states, you would have received a refund equal to the Contract Value on the date of cancellation, increased by any charges for premium taxes deducted by us to that date. In some states, or during the first 7 days of the right to review period if your Contract was issued as an IRA, you would have received a refund of any Purchase Payments you made, if that amount were higher. The date of cancellation would have been the date we received the Contract.

Will I receive a Transaction Confirmation?

We will send you a confirmation statement for certain transactions in your Investment Accounts. You should carefully review these transaction confirmations to verify their accuracy. You should immediately report any mistakes to our Annuities Service Center (at the address or phone number shown on the first page of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, you will be deemed to have ratified the transaction. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on the first page of this Prospectus for more information on electronic transactions.

V. General Information about Us, the Separate Accounts and the Portfolios

The Company

We are a stock life insurance company originally organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature. We redomesticated under the laws of Michigan on December 30, 1992. We are authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Our principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. We also have an Annuities Service Center at 27 DryDock Avenue, Suite 3, Boston, Massachusetts, 02210-2382.

Our ultimate parent is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Company changed its name to John Hancock Life Insurance Company (U.S.A.) on January 1, 2005 following Manulife Financial Corporation’s acquisition of John Hancock Financial Services, Inc.

The Company incurs obligations under the Contract to guarantee certain amounts, and investors must depend on the financial strength of the Company for satisfaction of the Company’s obligations such as the death benefit and fixed Annuity Options. You should be aware that, unlike the Separate Accounts, the Company’s General Account is not segregated or insulated from the claims of the Company’s creditors. The General Account consists of securities and other investments that may decline in value during periods of adverse market conditions. The Company’s financial statements contained in the SAI include a further discussion of risks inherent within the Company’s General Account investments.

The Separate Accounts

Effective December 31, 2009, we entered into a merger agreement with John Hancock Life Insurance Company (“JHLICO”) and John Hancock Variable Life Insurance Company (“JHVLICO”) and assumed legal ownership of all of the assets of JHLICO and JHVLICO, including those assets related to the separate account that currently funds your Contract: John Hancock Life Insurance Company (U.S.A.) Separate Account W (formerly John Hancock Variable Annuity Account U), John Hancock Life Insurance Company (U.S.A.) Separate Account R (formerly John Hancock Variable Annuity Account I) or John Hancock Life Insurance Company (U.S.A.) Separate Account X (formerly John Hancock Variable Annuity Account V). Effective at the time of the merger, we became the depositor of John Hancock Life Insurance Company (U.S.A.) Separate Account W, John Hancock Life Insurance Company (U.S.A.) Separate Account R and John Hancock Life Insurance Company (U.S.A.) Separate Account X.

Except for the succession of John Hancock USA as the depositor for the Separate Accounts and to the liabilities and obligations arising under the Contracts, the merger did not affect the Separate Accounts or any provisions of, any rights and obligations under, or any of your allocations among Investment Options under, the Contracts. We will continue to administer and service inforce Contracts of JHLICO and JHVLICO in all jurisdictions where issued and will assume the direct responsibility for the payment of all claims and benefits and other obligations under these Contracts.

You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through one of the following Separate Accounts, depending on the Contract you purchased: John Hancock Life Insurance Company (U.S.A.) Separate Account W, John Hancock Life Insurance Company (U.S.A.) Separate Account R, or John Hancock Life Insurance Company (U.S.A.) Separate Account X. Please refer to your Contract. We hold the Portfolio’s shares in a “Subaccount” (usually with a name similar to that of the corresponding Portfolio).

The Company established John Hancock Life Insurance Company (U.S.A.) Separate Accounts under Massachusetts law. Each Separate Account’s assets, including the Portfolios’ shares, belong to John Hancock USA. Each Contract provides that amounts held in its Separate Account pursuant to the Contract cannot be reached by any other persons who may have claims against the Company.

The income, gains and losses, whether or not realized, from assets of each Separate Account are credited to or charged against that Separate Account without regard to our other income, gains, or losses. Nevertheless, all obligations arising under the Contracts are general corporate obligations of the Company. Assets of our Separate Accounts may not be charged with liabilities arising out of any of our other business.

We reserve the right, subject to compliance with applicable law: to add other Subaccounts; to eliminate existing Subaccounts; or to combine Subaccounts or transfer assets in one Subaccount to another Subaccount that we, or an affiliated company, may establish. We will not eliminate existing Subaccounts or combine Subaccounts without the prior approval of the appropriate state and/or federal regulatory authorities.

We registered the Separate Accounts with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”) as a unit investment trust. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Account. If we determine that it would be in the best interests of persons having voting rights under the Contracts, the Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

The Portfolios

When you select a Variable Investment Option, we invest your money in a Subaccount of our Separate Account and it invests in NAV shares of a corresponding Portfolio of John Hancock Variable Insurance Trust.

The Portfolios in the Separate Account are NOT publicly traded mutual funds. The Portfolios are available to you only as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.

Investment Management

The Portfolios’ investment advisers and managers may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the Portfolios held in our Separate Account.

In selecting the Portfolios that are available as Investment Options under the Contract, we may establish requirements that are intended, among other things, to mitigate market price and interest rate risk for compatibility with our obligations to pay guarantees and benefits under the Contract. We seek to make available Investment Options that use strategies that are intended to lower potential volatility, including, but not limited to, strategies that: encourage diversification in asset classes and style; combine equity exposure with exposure to fixed income securities; and allow us to effectively and efficiently manage our exposure under the Contracts. The requirements we impose are intended to protect us from loss. They may increase a Portfolio’s transaction costs, and may otherwise lower the performance and reduce the availability of Investment Options under the Contract.

The John Hancock Variable Insurance Trust is a so-called “series” type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS LLC”) provides investment advisory services to the John Hancock Variable Insurance Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Variable Insurance Trust’s Portfolios (i.e., subadvisers). JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.

The John Hancock Variable Insurance Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a subadviser that is an affiliate of JHIMS LLC or the John Hancock Variable Insurance Trust (other than by reason of serving as subadviser to a Portfolio) (an “Affiliated Subadviser”) or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.

If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

Portfolio Expenses

The table in the Fee Tables section of the Prospectus shows the investment management fees and other operating expenses for these Portfolio shares as a percentage (rounded to two decimal places) of each Portfolio’s average daily net assets for 2012, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Portfolios are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you might earn on any Separate Account Investment Options.

The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. Compensation payments may be made by a

Portfolio’s investment adviser or its affiliates. None of these compensation payments results in any charge to you in addition to what is shown in the Total Annual Portfolio Operating Expenses table.

Fund of Funds

Each of the John Hancock Variable Insurance Trust’s Core Strategy and Lifestyle Balanced Trust is a “fund of funds” that invests in other underlying mutual funds. Expenses for a fund of funds may be higher than those for other Portfolios because a fund of funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying portfolios in which it invests. The prospectus for each of these JHVIT Funds of Funds contains a description of the underlying portfolios for that Portfolio, including expenses of the portfolios, associated investment risks, and deductions from and expenses paid out of the assets of the Portfolio. JHIMS LLC retains QS Investors, LLC to provide direct subadvisory consulting services in its management of the Lifestyle Balanced Portfolio.

The John Hancock Variable Insurance Trust has adopted a policy to post holdings of its Core Strategy Trust and Lifestyle Balanced Trust in other portfolios on a website within 30 days after each calendar quarter end and within 30 days after any material changes are made to the holdings of the Core Strategy Trust and Lifestyle Balanced Trust. In addition, the ten largest holdings of the Core Strategy Trust and Lifestyle Balanced Trust are posted to the website 30 days after each calendar quarter end. Please read the SAI for additional details about information posted to the website.

Portfolio Investment Objectives and Strategies

You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. You can obtain a copy of a Portfolio’s prospectus, without charge, by contacting us at the Annuities Service Center shown on the first page of this Prospectus. You should read the Portfolio’s prospectus carefully before investing in the corresponding Variable Investment Option.

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

Declaration Management & Research LLC
Total Bond Market Trust B	Seeks to track the performance of the Barclays U.S. Aggregate Bond Index (which represents the U.S. investment grade bond market). To do this, the Portfolio invests at least 80% of its net assets in securities listed in the Barclays U.S. Aggregate Bond Index.

Declaration Management & Research LLC and John Hancock Asset Management a division of Manulife Asset Management (US) LLC[1]
Active Bond Trust	Seeks income and capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in a diversified mix of debt securities and instruments with maturity durations of approximately 4 to 6 years. As part of its investment strategy, the Portfolio may invest in mortgage-backed securities to a significant extent.

Deutsche Investment Management Americas Inc. (“DIMA”)
Real Estate Securities Trust[2]	Seeks to achieve a combination of long-term capital appreciation and current income. To do this, the Portfolio invests at least 80% of its net assets in equity securities of real estate investment trusts (“REITs”) and real estate companies.

Jennison Associates LLC
Capital Appreciation Trust	Seeks long-term growth of capital. To do this, the Portfolio invests at least 65% of its total assets in equity and equity-related securities of companies that exceed $1 billion in capitalization and are attractively valued and have above-average growth prospects.

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Fundamental All Cap Core Trust	Seeks long-term growth of capital. To do this, the Portfolio invests at least 80% of its net assets in equity securities of highly differentiated companies across the capitalization spectrum with key growth drivers, sustainable cash flow production and high returns on capital.

Short Term Government Income Trust	Seeks a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal. To do this, the Portfolio invests at least 80% of its net assets in obligations issued or guaranteed by the U.S. government or its agencies, authorities, or instrumentalities. The Portfolio’s normal effective duration is no more than 3 years.

Ultra Short Term Bond Trust

Seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital. To do this, the Portfolio normally invests at least 80% of its net assets in a diversified portfolio of domestic, investment grade debt securities.

Note: The Ultra Short Term Bond Portfolio is not a money market fund. Although the Portfolio seeks to preserve the principal value of your investment, the Portfolio’s value fluctuates, and it is possible to lose money by investing in this Investment Option.

John Hancock Asset Management a division of Manulife Asset Management (North America) Limited
500 Index Trust B	Seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index. To do this, the Portfolio invests at least 80% of its net assets in the common stocks in the S&P 500® Index and securities that as a group will behave in a manner similar to the Index.[3]

Money Market Trust B

Seeks to obtain maximum current income consistent with preservation of principal and liquidity. To do this, the Portfolio invests in high quality, U.S. dollar denominated money market instruments.

Note: Although the Money Market Portfolio seeks to preserve the principal value of your investment, it is possible to lose money by investing in this Investment Option. For example, the Money Market Portfolio could lose money if a security purchased by the Portfolio is downgraded, and the Portfolio must sell the security at less than the original cost of the security. Also, the returns of the Money Market Subaccount in your Contract may become extremely low or possibly negative whenever the net income earned, if any, by the underlying Money Market Portfolio is not sufficient to offset the Contract’s expense deductions.

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited
Core Strategy Trust	Seeks long term growth of capital; current income is also a consideration. To do this, the Portfolio invests approximately 70% of its total assets in equity securities and portfolios which invest primarily in equity securities and approximately 30% of its total assets in fixed-income securities and portfolios which invest primarily in fixed income securities. The Portfolio is a fund of funds and is also authorized to invest in other underlying portfolios and investment companies.

Lifestyle Balanced Trust	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The Portfolio is a fund of funds and invests approximately 50% of its assets in portfolios that invest primarily in equity securities, and approximately 50% in portfolios which invest primarily in fixed-income securities.

Pacific Investment Management Company LLC
Global Bond Trust	Seeks maximum total return, consistent with preservation of capital and prudent investment management. To do this, the Portfolio invests at least 80% of its net assets in fixed-income instruments that are economically tied to at least three countries (one of which may be the U.S.), which may be represented by futures contracts and options on such securities.

SSgA Funds Management, Inc.
International Equity Index Trust B	Seeks to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. To do this, the Portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index,[4] or American Depository Receipts or Global Depository Receipts representing such securities.

T. Rowe Price Associates, Inc.
Blue Chip Growth Trust	Seeks to provide long-term growth of capital. Current income is a secondary objective. To do this, the Portfolio invests at least 80% of its net assets in the common stocks of large and medium-sized blue chip growth companies that are well established in their industries and have the potential for above-average earnings growth.

Equity-Income Trust	Seeks to provide substantial dividend income and also long-term growth of capital. To do this, the Portfolio invests at least 80% of its net assets in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.

Mid Value Trust	Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in companies with market capitalizations that are within the S&P Midcap 400® Index[3] or the Russell Midcap® Value Index.[5]

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

Templeton Investment Counsel, LLC
International Value Trust[6]	Seeks long-term growth of capital. To do this, the Portfolio invests primarily in equity securities of companies located throughout the world, including emerging markets.

Wellington Management Company, LLP
Mid Cap Stock Trust	Seeks long-term growth of capital. To do this, the Portfolio invests at least 80% of its net assets in equity securities of medium-sized companies with significant capital appreciation potential.

Small Cap Growth Trust	Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in small-cap companies that are believed to offer above-average potential for growth in revenues and earnings.

Small Cap Value Trust	Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in small-cap companies that are believed to be undervalued.

Western Asset Management Company
High Yield Trust[7]	Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. To do this, the Portfolio invests at least 80% of its net assets in high yield securities, including corporate bonds, preferred stocks, U.S. government and foreign securities, mortgage-backed securities, loan assignments or participations, and convertible securities.

[1]

The Active Bond Trust is subadvised by Declaration Management & Research LLC and John Hancock Asset Management a division of Manulife Asset Management (US) LLC, with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary.

[2]	RREEF America L.L.C. provides sub-subadvisory services to DIMA in its management of the Real Estate Securities Trust.
[3]

“Standard & Poor’s,” “S&P 500” and “S&P MidCap 400” are trademarks of The McGraw-Hill Companies, Inc. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust. As of February 28, 2013, the market capitalizations of companies included in the S&P 500® Index ranged from $1.8 billion to $414.5 billion, and as of February 28, 2013, the market capitalizations of companies included in the S&P MidCap 400® Index ranged from $322 million to $16.2 billion.

[4]

“MSCI All Country World ex-USA Index” is a service mark of Morgan Stanley Capital International Inc. and its affiliates (“MSCI”). None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by MSCI, nor does MSCI make any representation regarding the advisability of investing in the Trust. As of February 28, 2013, the market capitalization range of the Index was $676 million to $251.6 billion.

[5]

“Russell 3000” and “Russell Midcap Value” are trademarks of Frank Russell Company. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by the Frank Russell Company, nor does Frank Russell Company make any representation regarding the advisability of investing in the Trust. As of February 28, 2013, the market capitalizations of companies included in the Russell 3000® Index ranged from less than $1 million to $414.5 billion, and as of February 28, 2013, the market capitalizations of companies included in the Russell Midcap®Value Index ranged from $315 million to $42 billion.

[6]	The International Value Trust is sub-subadvised by Templeton Global Advisors Limited under an agreement with Templeton Investment Counsel, LLC.
[7]	High Yield Trust is sub-subadvised by Western Asset Management Company Limited.

VI. Information About the Fixed Investment Option

In General

All of John Hancock USA’s general assets support its obligations under the Fixed Investment Option (as well as all of its other obligations and liabilities). We invest the assets of the Fixed Investment Option in our General Account. You have no interest in or preferential claim on any of the assets held in our General Account. The investments we purchase with amounts you allocate to the Fixed Investment Option belong to us and we bear all the investment risk on that money as long as it is in this option. You will earn interest at the applicable ownership rate of return even if we experience an investment loss on the assets allocated to this option; any favorable investment performance on these assets, however, belongs to us.

Because of exemptive and exclusionary provisions, interests in the Fixed Investment Option have not been registered under the Securities Act of 1933. We have been advised that the SEC staff has not reviewed the disclosure in this Prospectus relating to the Fixed Investment Option. Disclosure regarding the Fixed Investment Option is, however, subject to certain generally-applicable provisions of the federal securities laws relating to accuracy and completeness of statements made in prospectuses.

How the Fixed Investment Option Works

Each Purchase Payment you allocate to the Fixed Investment Option will earn interest (calculated on a compounded basis) at our declared rate in effect at the time of the deposit into the Fixed Investment Option. From time to time, we declare new rates, subject to a 3% minimum. For purposes of crediting interest, transfers from a Variable Investment Option will be treated as a Purchase Payment.

Under current practice, we credit interest to amounts allocated to the Fixed Investment Option based on the size of the initial Purchase Payment. We credit a higher rate for initial Purchase Payments of $10,000 or more. The rate of interest credited on each amount varies based upon when that amount was allocated to the Fixed Investment Option.

VII. The Accumulation Period

Your Value in our Variable Investment Options

Each Purchase Payment or transfer that you allocate to a Variable Investment Option purchases accumulation units of that Variable Investment Option. Similarly, each withdrawal or transfer that you take from a Variable Investment Option (as well as certain charges that may be allocated to that option) results in a cancellation of such accumulation units.

Valuation of Accumulation Units

To determine the number of accumulation units that a specific transaction will purchase or cancel, we use the following formula:

dollar amount of transaction divided by value of one accumulation unit for the applicable Variable Investment Option at the time of such transaction

The value of each accumulation unit will change daily depending upon the investment performance of the Portfolio that corresponds to that Variable Investment Option and certain charges we deduct from such Investment Option (see “Variable Investment Option Valuation Procedures”).

Therefore, at any time prior to the Maturity Date, the portion of the Contract Value in any Variable Investment Option can be computed according to the following formula:

number of accumulation units in the applicable Variable Investment Option multiplied by value of one accumulation unit for the Variable Investment Option at that time

Variable Investment Option Valuation Procedures

We compute the net investment return and accumulation unit values for each Variable Investment Option as of the end of each Business Day. On any date other than a Business Day, the accumulation unit value will be the same as the value at the close of the next following Business Day.

Your Value in the Fixed Investment Option

On any date, the total value of your Contract in the Fixed Investment Option equals:

•	the amount of Purchase Payments or transferred amounts allocated to the Fixed Investment Option; minus

•	the amount of any withdrawals or transfers paid out of the Fixed Investment Option; plus

•	interest compounded daily on any amounts in the Fixed Investment Option at the effective annual rate of interest we have declared; minus

•	the amount of any charges and fees deducted from the Fixed Investment Option.

VIII. The Annuity Period

Maturity Date

Your Contract specifies the Maturity Date, when payments from one of our Annuity Options are scheduled to begin. You initially chose a Maturity Date when you completed your application for a Contract. Unless we otherwise permit, the Maturity Date must be:

•	at least 6 months after the date the first Purchase Payment is applied to your Contract; and

•	no later than the maximum age specified in your Contract.

Subject always to these requirements, you may subsequently select an earlier Maturity Date or a later date, so long as it is not more than 5 years after the original Maturity Date. Maturity Dates which occur when the Annuitant is at an advanced age, e.g., past age 90, may have adverse income tax consequences. Also, if you are selecting or changing your Maturity Date for a Contract issued under a Qualified Plan, special limits apply (see “IX. Federal Tax Matters”). The Annuities Service Center must receive your new selection at least 31 days prior to the new Maturity Date. In the case of Independence Variable Annuity Contracts, if you purchased your Contract in Washington, you cannot change the Maturity Date.

Notice of Maturity Date. Under our current administrative procedures, we will send you one or more notices at least 30 days before your scheduled Maturity Date and request that you verify information we currently have on file. If you fail to verify this information, or if you do not choose an Annuity Option, do not make a total withdrawal of the Surrender Value, or do not ask us to change the Maturity Date to a later date, we will provide as a default Annuity Option A – a life annuity with monthly payments guaranteed for ten years, as described in “Annuity Options” below.

Choosing Fixed or Variable Annuity Payments

During the annuity period, the total value of your Contract must be allocated to no more than four Investment Options. During the annuity period, we offer annuity payments on a fixed basis as one Investment Option, and annuity payments on a variable basis for each Variable Investment Option.

We generally apply (1) amounts allocated to the Fixed Investment Options as of the Maturity Date to provide annuity payments on a fixed basis and (2) amounts allocated to Variable Investment Options to provide annuity payments on a variable basis. If you are using more than four Investment Options on the Maturity Date, we divide your Contract Value pro rata among the four Investment Options with the largest values, based on the amount of the total value of your Contract that you have in each.

Once annuity payments commence, you may not make transfers from fixed to variable or from variable to fixed.

Selecting an Annuity Option

Each Contract provides, at the time of its issuance, for annuity payments to commence on the Maturity Date pursuant to Option A: “Life Annuity with Payments for a Guaranteed Period” for a 10 year period (discussed under “Annuity Options”).

Prior to the Maturity Date, you may select a different Annuity Option. However, if your Contract Value on the Maturity Date is less than $5,000, Option A: “Life Annuity with Payments for a Guaranteed Period” for the 10 year period will apply, regardless of any other election that you have made. You may not change the form of Annuity Option once payments commence.

If the initial monthly payment under an Annuity Option would be less than $50, we may make a single sum payment equal to the total Surrender Value of your Contract on the date the initial payment would be payable. Such single payment would replace all other benefits. Alternatively, if you agree, we will make payments at quarterly, semi-annual, or annual intervals in place of monthly payments.

Subject to that $50 minimum limitation, your Beneficiary may elect an Annuity Option if:

•	you have not made an election prior to the Annuitant’s death;

•	the Beneficiary is entitled to payment of a death benefit of at least $5,000 in a single sum; and

•	the Beneficiary notifies us of the election prior to the date the proceeds become payable.

If the Contract Value, at death or surrender, is less than $5,000, no Annuity Option will be available.

Variable Monthly Annuity Payments

During the Annuity Period, the Contract Value must be allocated to no more than four Investment Options. During the Annuity Period, we offer annuity payments on a variable basis for each Variable Investment Option. If you are using more than four Investment Options on the Maturity Date, under a deferred Contract, we will divide your Contract Value (after deducting any premium tax charge that was not deducted from Purchase Payments) among the four Investment Options with the largest values, pro rata based on the amount of the Contract Value that you have in each.

We determine the amount of the first variable monthly payment under any Variable Investment Option by using the applicable annuity purchase rate for the Annuity Option under which the payment will be made. The Contract sets forth these annuity purchase rates. In most cases they vary by the age and gender of the Annuitant or other payee.

The amount of each subsequent Variable Annuity payment under that Variable Investment Option depends upon the investment performance of that Variable Investment Option.

Here’s how it works:

•

We calculate the actual net investment return of the Variable Investment Option (after deducting all charges) during the period between the dates for determining the current and immediately previous monthly payments;

•	If that actual net investment return exceeds the “assumed investment rate” (explained below), the current monthly payment will be larger than the previous one;

•	If the actual net investment return is less than the assumed investment rate, the current monthly payment will be smaller than the previous one.

Variable Investment Option Valuation Procedures

We compute the net investment return and Annuity Unit values for each Variable Investment Option as of the end of each Business Day. On any date other than a Business Day, the Annuity Unit value will be the same as the value at the close of the next following Business Day.

Assumed Investment Rate

The assumed investment rate for any variable portion of your annuity payments will be 3 1/2% per year, except as follows.

You may elect an assumed investment rate of 5% or 6%, provided such a rate is available in your state. If you elect a higher assumed investment rate, your initial Variable Annuity payment will also be higher. Eventually, however, the monthly Variable Annuity payments may be smaller than if you had elected a lower assumed investment rate.

Fixed Monthly Annuity Payments

The dollar amount of each fixed monthly annuity payment is specified during the entire period of annuity payments, according to the provisions of the Annuity Option selected. To determine such dollar amount we first, in accordance with the procedures described above, calculate the amount to be applied to the Fixed Annuity Option as of the Maturity Date. We then subtract any applicable premium tax charge and divide the difference by $1,000. We then multiply the result by the greater of:

•	the applicable Fixed Annuity purchase rate shown in the appropriate table in the Contract; or

•	the rate we currently offer at the time of annuitization. (This current rate may be based on the sex of the Annuitant, unless prohibited by law.)

Annuity Options

Here are some of the Annuity Options that are available, subject to the terms and conditions described above. We reserve the right to make available optional methods of payment in addition to those Annuity Options listed here and in your Contract.

Two basic Annuity Options are available:

Option A: Life Annuity with Payments for a Guaranteed Period. We will make monthly payments for a guaranteed period of 5, 10, or 20 years, as selected by you or your Beneficiary, and after such period for as long as the payee lives. If the payee dies prior to the end of such guaranteed period, we will continue payments for the remainder of the Fixed Investment Option to a contingent payee, subject to the terms of any supplemental agreement issued.

Federal income tax requirements currently applicable to contracts used with Qualified Plans, including IRAs, provide that the period of years guaranteed under Option A cannot be any greater than the joint life expectancies of the payee and his or her designated Beneficiary.

Option B: Life Annuity without Further Payment on Death of Payee. We will make monthly payments to the payee as long as he or she lives. We guarantee no minimum number of payments.

For Independence Preferred Variable Annuity and Independence 2000 Variable Annuity Contracts:

If the payee is more than 85 years old on the Maturity Date, the following two options are not available:

•	Option A: “Life Annuity with Payments for a Guaranteed Period” for the 5 year period; and

•	Option B: “Life Annuity without Further Payment on the Death of Payee.”

IX. Federal Tax Matters

Introduction

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of a Contract is quite complex, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, Treasury Department regulations, and Internal Revenue Service (“IRS”) rulings and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department and judicial decisions.

This discussion does not address state or local tax consequences associated with a Contract. The discussion also does not address the potential tax and withholding rules that might apply to a Contract held by, or distribution paid to, any foreign person, including any foreign financial institution, other entity or individual. Please consult with your tax advisor if there is a possibility that a Contract might be held by, or payable to, a foreign person. In addition, we make no guarantee regarding any tax treatment – federal, state, or local – of any Contract or of any transaction involving a Contract.

Our Tax Status

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our “policyholder reserves.” We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract Owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract Owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state or local taxes.)

General Information Regarding Nonqualified Contracts

(Contracts Not Purchased to Fund an IRA or Other Qualified Plan)

Tax Deferral During Accumulation Period

Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under section 72 of the Code. This means that, ordinarily, federal income tax on any gains in your Contract will be deferred until we actually make a distribution to you or you assign or pledge an interest in your Contract.

However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company, trust, or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person. This exception does not apply in the case of any employer which is the nominal owner of an annuity contract under a nonqualified deferred compensation arrangement for its employees.

In addition to the foregoing, if the Contract’s Maturity Date occurs, or is scheduled to occur, at a time when the Annuitant is at an advanced age, such as over age 95, it is possible that the Owner will be taxed currently on the annual increase in the Contract Value.

The remainder of this discussion assumes that the Contract will constitute an annuity for federal tax purposes.

Aggregation of Contracts

In certain circumstances, the IRS may determine the portion of an annuity payment or a withdrawal from a contract that is includible in income by combining some or all of the annuity contracts owned by an individual which are not issued in connection with a Qualified Plan.

For example, if you purchase two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment not received as an annuity (including withdrawals prior to the Maturity Date) is includible in income. Thus, if during a calendar year you bought two or more of the Contracts offered by this Prospectus (which might be done, for example, in order to purchase different guarantees and/or benefits under different contracts), all of such Contracts would be treated as one Contract in determining whether withdrawals from any of such Contracts are includible in income. The IRS may also require aggregation in other circumstances and you should consult a qualified tax advisor if you own or intend to purchase more than one annuity contract.

The effects of such aggregation are not always clear and depend on the circumstances. However, aggregation could affect the amount of a withdrawal that is taxable and the amount that might be subject to the 10% penalty tax described below.

Exchanges of Annuity Contracts

We may have issued the Contract in exchange for all or part of another annuity contract that you owned. Such an exchange would be tax free if certain requirements were satisfied. If you satisfied these requirements, your investment in the Contract immediately after the exchange is generally the same as that of the annuity contract you exchanged, increased by any Additional Purchase Payment you made as part of the exchange. Your investment in the Contract may be more, less or the same as the Contract Value immediately after the exchange. If your Contract Value exceeds your investment in the Contract, that excess represents gain in the Contract. You have to include that gain in your gross income if you subsequently take a withdrawal or distribution from the Contract (e.g., as a partial surrender, full surrender, annuity payment, or death benefit), or are deemed to receive a distribution (e.g., through a collateral assignment) from the Contract.

In Revenue Procedure 2011-38, the IRS amended the tax rules applicable to the partial exchange of an annuity contract for another annuity contract, effective for partial exchanges that occur after October 23, 2011. If you exchange part of an existing Contract after that date, and within 180 days of the exchange you receive a payment (e.g., you make a withdrawal) from either contract, all or a portion of the amount received could be includible in your income and also subject to a 10% penalty tax. The IRS has announced that it will apply general tax principles to determine the consequences of receiving such a payment. For example, the IRS could treat the payment as taxable only to the extent of the gain in the particular contract from which the payment was received. Alternatively, the IRS could determine that the payment was an integrated part of the exchange. In that case, the payment would be taxable to the extent of all the gain accumulated in the original Contract at the time of the partial exchange, regardless of whether the payment came from the existing Contract or from the contract received in the exchange. Application of general tax principles is dependent on the facts and circumstances of each case. However, amounts received as an annuity during the 180-day period are not subject to the new rules, provided that the annuity payments will be made for a period of at least 10 years or for a life or joint lives.

EXAMPLE: An annuity Contract had $100,000 of Contract Value, of which $56,000 was gain and $44,000 was the Owner’s investment in the Contract, or “cost basis.” After October 23, 2011, the Owner did a partial exchange of 25% of the Contract Value for a new annuity contract. Of the $25,000 transferred to the new contract, $14,000 represents gain and $11,000 represents cost basis transferred from the original Contract. Two months after the partial exchange, the Owner takes a withdrawal from the new contract in the amount of $17,000. If the IRS treats the withdrawal as a distribution from the new contract, only $14,000 will be taxable as a distribution of income ($25,000 of contract value – $11,000 of cost basis in the new contract). If instead the IRS determines that the withdrawal is part of the exchange, the entire $17,000 is taxable as income because there was $56,000 of gain in the original Contract at the time of the exchange.

You should consult with your own qualified tax advisor in connection with an exchange of all or part of a Contract for another annuity contract, especially if you make a withdrawal from either contract after the exchange. The date a partial exchange occurs will be a factor in determining the tax treatment of subsequent withdrawals and other distributions from either contract.

Loss of Interest Deduction Where Contracts are Held by or for the Benefit of Certain Non-Natural Persons

In the case of Contracts issued after June 8, 1997 to a non-natural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, a portion of otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that is received or accrued by the Owner during the taxable year. Entities that have purchased the Contract, or entities that will be Beneficiaries under the Contract, should consult a qualified tax advisor.

Taxation of Annuity Payments

When we make payments under a Nonqualified Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.

In the case of Variable Annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant’s life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under Treasury Department regulations). In general, your investment in the Contract equals the aggregate amount of Purchase Payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to income tax.

Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant’s last tax return or, if there is a Beneficiary entitled to receive further payments, will be distributed to the Beneficiary as described more fully below under “Taxation of Death Benefit Proceeds.”

Effective January 1, 2011, section 72(a)(2) of the Code permits partial annuitization of an annuity contract and specifies that the cost basis, or investment in the contract, be allocated pro rata between the portion of the contract being annuitized and the portion of the contract remaining deferred. We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. Accordingly, any portion of your Contract that you withdraw to be annuitized will be reported to the IRS as a taxable distribution unless you transfer it into another contract (issued by John Hancock or by another company) in a partial exchange conforming to the rules of section 1035 of the Code and Rev. Proc. 2011-38. Any such withdrawal, whether carried out as a tax-deferred partial exchange or as a taxable withdrawal, will be subject to withdrawal charges.

Surrenders, Withdrawals, Transfers and Death Benefits

When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if you or your Beneficiary do not select an extended payment option for a death benefit payment.

When you take a withdrawal from a Contract before the Maturity Date (or Annuity Commencement Date, if earlier), including a payment under a systematic withdrawal plan or guaranteed minimum withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below. If a withdrawal exceeds the gain in your Contract, the excess amount is a tax-free return of your investment in the Contract. If you have recovered your entire investment in the Contract, any additional withdrawals based upon a Rider guarantee will be subject to income tax. If you assign or pledge any part of your Contract Value, the value so pledged or assigned is taxed the same as an actual withdrawal.

For purposes of determining the amount of taxable income resulting from a single sum payment or a withdrawal, all nonqualified annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract.

When an individual Owner transfers ownership of a Contract without receiving full and adequate consideration, the transfer is taxed like a surrender. The transferor must include in gross income the amount by which the cash surrender value exceeds any investment in the Contract. The amount included in income may also be subject to a penalty tax for premature withdrawals as explained below. The new Owner’s investment in the Contract is increased by the amount included in the transferor’s gross income as a result of the transfer. These tax issues may apply, for example, in situations where the Owner and Annuitant are not the same person and are not married to each other. A qualified tax advisor should be consulted in those situations. However, these tax rules do not apply to a transfer between spouses or a transfer to a former spouse incident to a divorce under Code section 1041.

Taxation of Death Benefit Proceeds

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent of gain in the Contract.

Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:

•	if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or

•	if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or

•	if distributed as a series of withdrawals over the Beneficiary’s life expectancy, they are taxable to the extent there is gain in the Contract.

After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Owner dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary’s income as follows:

•	if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or

•

if distributed in accordance with an existing Annuity Option other than a Period Certain Only Annuity Option, they are fully excludible from income until the remaining investment in the Contract has been recovered, and all annuity benefit payments thereafter are fully includible in income; or

•

if distributed in accordance with an existing Period Certain Only Annuity Option, the payments are taxed the same as the annuity payments made before death. A portion of each annuity payment is includible in income and the remainder is excluded from income as a return of the investment in the Contract.

Penalty Tax on Premature Distributions

There is a 10% penalty tax on the taxable portion of any payment from a Nonqualified Contract. Exceptions to this penalty tax include distributions:

•	received on or after the date on which the Contract Owner reaches age 59 1/2;

•	attributable to the Contract Owner becoming disabled (as defined in the tax law);

•	made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant;

•

made as a series of substantially equal periodic payments for the life (or life expectancy) of the Contract Owner or for the joint lives (or joint life expectancies) of the Contract Owner and a designated individual Beneficiary;*

•	made under a single-premium immediate annuity contract; or

•	made with respect to certain annuities issued in connection with structured settlement agreements.

*

You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments (Life Expectancy Distribution) and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1/2 and the passage of five years after the date of the first payment.

Diversification Requirements

Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have “investment control” over the underlying assets.

In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the Contract Owner’s gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular subaccounts of a separate account without being treated as owners of the underlying assets.” As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which the IRS determined that contract owners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and Contract Value than was the case in those rulings, it is possible that you would be treated as the owner of your Contract’s proportionate share of the assets of the Separate Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives or policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract’s proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

Medicare Tax on Unearned Income

The Health Care and Education Reconciliation Act of 2010 (the “Act”) contains provisions for a new Medicare tax to be imposed at a maximum rate of 3.8% in taxable years beginning after December 31, 2012. Also referred to as the Net Investment Income tax, the tax is imposed on an amount equal to the lesser of (a) “net investment income” or (b) the excess of the taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). “Net investment income,” for these purposes, includes the excess (if any) of gross income from annuities, interest, dividends, royalties and rents, and certain net gain, over allowable deductions, as such terms are defined in the Act or as may be defined in future Treasury Regulations or IRS guidance. The term “net investment income” does not include any distribution from a plan or arrangement described in Code sections 401(a), 403(a), 403(b), 408 (i.e., IRAs), 408A (i.e., Roth IRAs) or 457(b).

You should consult a qualified tax advisor for further information about the impact of the Act on your individual circumstances.

Puerto Rico Nonqualified Contracts

Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan (“Nonqualified Contract”) are generally treated as a nontaxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Nonqualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax on premature distributions from a Nonqualified Contract. The Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.

Annuitized distributions under a Nonqualified Contract are treated as part taxable income and part non-taxable return of principal. With annuitization, the annual amount excluded from gross income under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Nonqualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the Annuitant’s life expectancy. Generally Puerto Rico does not require income tax to be withheld from distributions of income from Nonqualified Contracts. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.

General Information Regarding Qualified Contracts

(Contracts Purchased to Fund an IRA or Other Qualified Plan)

Numerous special tax rules apply to the participants in certain types of retirement plans that receive favorable treatment under the Code (“Qualified Plans”), and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in this Prospectus and in the SAI, but make no attempt to provide more than general information in this Prospectus and the SAI about use of Contracts with the various types of Qualified Plans. We have discontinued making new Contracts available to any Qualified Plan.

When we issue a Contract in connection with a Qualified Plan (“Qualified Contract”), we will amend the Contract as necessary to conform to the requirements of the Code. We have no responsibility, however, for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. Your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts.

You should consult a qualified tax advisor for specific information about the impact of tax rules and plan requirements on your particular facts and circumstances.

Additional Purchase Payments to Qualified Contracts

You may make Additional Purchase Payments to a Qualified Contract, subject to our requirements and limitations for Additional Purchase Payments:

•	as a transfer from a traditional IRA to a Contract issued as a traditional IRA;

•

as a direct or indirect rollover of a distribution from a retirement plan qualified under sections 401(a), 403(a) or 403(b) of the Code or a governmental deferred compensation plan described in section 457 of the Code to a Contract issued either as a traditional IRA or as a Roth IRA; or

•	by making annual contributions to the extent permitted under the Code.

See “IV. Basic Information – How can I invest money in a Contract?” for information on our Additional Purchase Payment requirements and limitations.

We use the term “direct rollover distributions” to refer to amounts that a Qualified Plan remits directly to us as an Additional Purchase Payment. We use the term “indirect rollover distributions” to refer to amounts that you may receive from a Qualified Plan, and then remit to us as an Additional Purchase Payment. The Code permits an indirect rollover distribution to be tax-deferred if it is contributed to an IRA within 60 days of receipt.

Distribution Requirements

The Code imposes requirements on Qualified Plans to comply with minimum distribution requirements. We provide general information, below, on minimum distribution requirements for traditional IRAs, Roth IRAs and certain other Qualified Plans.

Traditional IRAs

Section 408 of the Internal Revenue Code (“Code”) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (“IRA”) or traditional IRA (to distinguish it from the Roth IRA discussed below). Contracts issued as traditional IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible and the time when distributions may commence. Under the tax rules, the Owner and the Annuitant may not be different individuals. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. The Contract does not qualify for use in connection with an Education IRA under section 530 of the Code.

The Contract may be issued with a death benefit or certain benefits provided by an optional Rider. The presence of such benefits may increase the amount of any required minimum distributions for IRAs and other Contracts subject to the Required Minimum Distribution (“RMD”) rules.

Under our current administrative rules, we do not permit a Beneficiary of a Contract intended for use as a traditional IRA to purchase a new optional benefit Rider if the Beneficiary elects to maintain it as an inherited IRA or a Roth IRA.

Contributions to a Traditional IRA

Eligible rollover distributions from certain types of qualified retirement plans may be rolled over on a tax-deferred basis into a traditional IRA by former participants in the plans. For these purposes, eligible rollover distributions include lump sum amounts payable from the plan upon termination of employment, termination of the plan, disability or retirement. Eligible rollover distributions do not include (i) required minimum distributions as described in section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.

If you are the surviving spouse and “designated beneficiary” (as defined in the tax law) of a participant in a tax-qualified retirement account, you may make a direct rollover contribution as an Additional Purchase Payment to a Contract issued as a traditional IRA to the extent permitted. See “IV. Basic Information – How can I invest money in a Contract?” for information on our Purchase Payment requirements,

Distributions from a Traditional IRA

In general, unless you rolled over non-deductible contributions from any other Qualified Plan or made non-deductible contributions to your Contract, all amounts paid out from a traditional IRA Contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. You may incur an additional 10% penalty tax if you surrender the Contract or make a withdrawal before you reach age 59 1/2, unless certain exceptions apply as specified in section 72(t) of the Code. If any part of your direct rollover from a tax-qualified retirement plan includes after-tax contributions to the plan, or if you have made any non-deductible contributions to a Contract issued as a traditional IRA, part of any withdrawal or surrender distribution, single sum, death proceeds or annuity payment from the Contract may be excluded from taxable income when received.

A Beneficiary who is not your spouse may make a direct transfer to an inherited IRA of the amount otherwise distributable to him or her under a Contract issued as a traditional IRA.

Required Minimum Distributions from a Traditional IRA

Treasury Department regulations prescribe required minimum distribution (“RMD”) rules governing the time at which distributions from a traditional IRA to the Owner and Beneficiary must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to a Beneficiary or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a lifetime income benefit feature may affect the amount of the RMD that must be made under the Contract. Failure to comply with RMD requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner turns age 70 1/2. The amount that must be distributed each year is computed on the basis of the Owner’s age, the value of the Contract (taking into account both the account balance and the actuarial present value of other benefits provided under the Contract), and the value of all other traditional IRAs owned by the taxpayer.

Distributions made from traditional IRAs (and Roth IRAs) after the Owner’s death must also comply with RMD requirements. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual and, if so, the Owner’s spouse, or an individual other than the Owner’s spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiary or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your own qualified tax advisor.

If you make a direct transfer from a traditional IRA to any other traditional IRA, the minimum distribution requirements (and taxes on the distributions) apply to amounts withdrawn from the other traditional IRA.

Penalty Tax on Premature Distributions from a Traditional IRA

A 10% penalty tax may be imposed on the taxable amount of any payment from a traditional IRA. The penalty tax does not apply to a payment:

•	received on or after the date on which the Contract Owner reaches age 59 1/2;

•	received on or after the Owner’s death or because of the Owner’s disability (as defined in the tax law); or

•

made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated beneficiary.

You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1/2 and the passage of five years after the date of the first payment.

In addition, the penalty tax does not apply to certain distributions from IRAs that are used for first time home purchases or for higher education expenses, or to distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from a traditional IRA for these purposes, you should consult your own qualified tax advisor.

If you rollover a Contract issued as a traditional IRA to a Roth IRA by surrendering the Contract and purchasing a Roth IRA, you may be subject to federal income taxes, including withholding taxes. Please read “Conversion or Rollover to a Roth IRA,” below, for more information.

Roth IRAs

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as traditional IRAs, but they differ in certain significant ways with respect to the taxation of contributions and distributions.

Contributions to a Roth IRA

Unlike a traditional IRA, contributions to a Roth IRA are not deductible. As with a traditional IRA, eligible rollover distributions from certain types of qualified retirement plans may be directly rolled over into a Roth IRA by former participants in the plan. For these purposes, eligible rollover distributions include lump sum amounts payable from the plan upon termination of employment, termination of the plan, disability or retirement. Eligible rollover distributions do not include (i) required minimum distributions as described in section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.

Federal income tax will apply to direct rollovers from “non-Roth” accounts in 401(k) retirement plans to Contracts issued as Roth IRAs. Please read “Conversion or Rollover to a Roth IRA,” below, for more information. Under current rules, direct rollovers from “Roth” accounts in a 401(k) retirement plan to Contracts issued as Roth IRAs generally are not subject to federal income tax.

Distributions from a Roth IRA

Unlike a traditional IRA, distributions from Roth IRAs need not commence when the Owner turns age 70 1/2. Distributions must, however, begin after the Owner’s death. Distributions after the Owner’s death must comply with the minimum distribution requirements described above for traditional IRAs. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual and, if so, the Owner’s spouse, or an individual other than the Owner’s spouse. If you wish to impose restrictions on the timing and the manner of payment of death proceeds to your designated beneficiary or if your Beneficiary wishes to extend payment of the Contract death proceeds over a period of time, please consult your own qualified tax advisor. Under our current administrative rules, we do not permit a Beneficiary of a Contract intended for use as a Roth IRA to purchase a new optional benefit Rider if the Beneficiary elects to maintain it as a Roth IRA.

Qualified distributions from a Roth IRA are excluded from income. A qualified distribution for these purposes is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be:

•	made after the Owner turns age 59 1/2;

•	made after the Owner’s death;

•	attributable to the Owner being disabled; or

•	a qualified first-time homebuyer distribution within the meaning of section 72(t)(2)(F) of the Code.

A rollover from a Contract issued as a Roth IRA to another Roth IRA is not subject to income tax.

Penalty Tax on Premature Distributions from a Roth IRA

Taxable distributions before age 59 1/2 may also be subject to a 10% penalty tax. This early distribution penalty may also apply to amounts converted to a Roth IRA that are subsequently distributed within a 5-taxable year period beginning in the year of conversion. Please read “Penalty Tax on Premature Distributions from a Traditional IRA,” above, for more information.

The state tax treatment of a Roth IRA may differ from the federal income tax treatment of a Roth IRA. You should seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.

Conversion or Rollover to a Roth IRA

You can convert a traditional IRA to a Roth IRA. You also can initiate a direct rollover distribution from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA Contract. The Roth IRA annual contribution limit does not apply to conversion or rollover amounts, but you must satisfy our requirements for Additional Purchase Payments. See “IV. Basic Information – How can I invest money in a Contract?” for additional information.

You must pay tax on any portion of a conversion or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. If you convert a Contract issued as a traditional IRA to a Roth IRA, the amount deemed to be the conversion amount for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. If you convert a Contract issued as a traditional IRA to a Roth IRA, you may instruct us not to withhold any of the conversion amount for taxes and remittance to the IRS. If you do instruct us to withhold for taxes when converting a Contract issued as a traditional IRA to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract.

If you direct the sponsor or administrator to transfer a rollover amount from your “non-Roth” Qualified Plan to a Roth IRA Contract, there is no mandatory tax withholding that applies to the rollover amount. A direct rollover to a Roth IRA is not subject to mandatory tax withholding, even though the distribution is includible in gross income.

Current tax law no longer imposes a restriction based on adjusted gross income on a taxpayer’s ability to convert a traditional IRA or other qualified retirement accounts to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now convert such assets to a Roth IRA. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted. Given the taxation of Roth IRA conversions and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such conversion or a subsequent year. You should seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.

You are not subject to federal income tax on a direct rollover of distributions from a Roth account in another Qualified Plan permitted to be rolled over into a Contract issued as a Roth IRA, or from a Contract issued as a Roth IRA to another Roth IRA.

Other Qualified Plans

You may have purchased a Qualified Contract for use in connection with certain retirement plans that receive favorable treatment under the Code, but are not traditional IRAs or Roth IRAs. The other types of retirement plans (“Other Qualified Plans) include:

Other Qualified Plan Type
SIMPLE IRA Plans	In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA plan if the employer employed no more than 100 employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. The requirements for minimum distributions from a SIMPLE IRA plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA with a few exceptions.
Simplified Employee Pensions (SEP-IRAs)	Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees’ IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.
Section 403(b) Plans or Tax-Sheltered Annuities	Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. These Contracts are commonly referred to as “tax-sheltered annuities.” Please see the SAI for information on withdrawal restrictions under Section 403(b) Plans. You may request a copy of the SAI from the Annuities Service Center.
Corporate and Self-Employed Pension and Profit-Sharing Plans (H.R. 10 and Keogh)	Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-deferred retirement plans for employees. The Self-Employed Individuals’ Tax Retirement Act of 1962, as amended, commonly referred to as “H.R. 10” or “Keogh,” permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans; however, there are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans.
Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations	Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. A Section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency). When we make payments under a Section 457 Contract, the payment is taxed as ordinary income. Please see the SAI for information on restrictions under the Texas Optional Retirement Program. You may request a copy of the SAI from the Annuities Service Center.

In the case of a Contract held by the trustee of a Qualified Plan, references to the Owner in the discussion below should be read to mean the employee named as the Annuitant on the Contract.

Collecting and Using Information

Through your participation in a Qualified Plan, the Company, your employer, your Plan administrator, and your Plan sponsor collect various types of confidential information you provide in your agreements, such as your name and the name of any Beneficiary, Social Security Numbers, addresses, and occupation information. The Company, your employer, the Plan administrator, and your Plan sponsor also collect confidential information relating to your Plan transactions, such as contract values, purchase payments, withdrawals, transfers, loans and investments. In order to comply with IRS regulations and other applicable law in servicing your Contract, the Company, your employer, the Plan administrator and the Plan sponsor may be required to share such confidential information among themselves, other current, former or future providers under your Qualified Plan, and among their employees. By maintaining a Contract for use in a Qualified Plan or by intending to make an additional purchase payment, transfer of ownership, transfer, withdrawal or loan on an existing Contract used in a Section 403(b) Plan, you consent to such sharing of confidential information. The Company will not disclose any such confidential information to anyone, except as permitted by law or in accordance with your consent.

Contributions to Other Qualified Plans

You may make Additional Purchase Payments through rollovers or conversions only from certain types of Qualified Plans or by making annual contributions to the extent permitted under the Code and by us. See “IV. Basic Information – How can I invest money in a Contract?” for information on our Purchase Payment requirements.

We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code and the plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into Other Qualified Plans and contains rules to limit the total amount you can contribute to all of your IRAs and Other Qualified Plans. Trustees and administrators of Other Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Other Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

Distributions from Other Qualified Plans

If permitted under your plan, you may take a withdrawal in the form of a distribution:

•

from Contract intended for use with any Qualified Plan (other than a section 457 deferred compensation plan maintained by a tax-exempt organization) and make a “tax-free rollover” to a traditional IRA; or

•

from a Contract intended for use with a retirement plan qualified under sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code and make a “tax-free rollover” to any such plans.

In addition, if your spouse is your designated beneficiary and survives you, he or she is permitted to take a distribution from a Contact intended for use with your tax-qualified retirement account and make a “tax-free rollover” to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse’s plan. A Beneficiary who is not your surviving spouse may, if permitted by the plan, make a direct transfer to a traditional IRA of the amount otherwise distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. The IRA is treated as an inherited IRA of the non-spouse Beneficiary.

You may make a “tax-free rollover” to a Roth IRA from a Contract intended for use as a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code.

In lieu of taking a distribution from your plan (including a section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to-trustee transfer of a Qualified Contract from the plan.

Current Treasury Department regulations provide a simplified method to determine the taxable portion of annuity payments under Contracts issued in connection with Other Qualified Plans. Please consult with a qualified tax advisor for further information.

Required Minimum Distributions from Other Qualified Plans

Treasury Department regulations prescribe RMD rules governing the time at which distributions from Other Qualified Plans to the Owner and Beneficiary must commence and the form in which the distributions must be paid. These rules are substantially similar to the RMD rules described above for a traditional IRA, except that distributions of required minimum amounts must generally commence by the later of:

•	April 1 of the calendar year following the year the year in which the Qualified Plan participant turns 70 1/2; or

•	April 1 of the calendar year in which Qualified Plan participant (other than a 5% owner) retires from the employer that sponsored the Qualified Plan.

Penalty Tax on Premature Distributions from Other Qualified Plans

A 10% penalty tax may be imposed on the taxable amount of any payment from certain Qualified Contracts (but not section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual’s employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of a traditional IRA, including a SIMPLE IRA, the penalty tax does not apply to a payment:

•	received on or after the date on which the Contract Owner reaches age 59 1/2;

•	received on or after the Owner’s death or because of the Owner’s disability (as defined in the tax law); or

•

made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated beneficiary.

You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1/2 and the passage of five years after the date of the first payment.

These exceptions, as well as certain others not described herein, generally apply to taxable distributions from Other Qualified Plans (although, in the case of plans qualified under sections 401 and 403 of the Code, the exception for substantially equal periodic payments applies only if the Owner has separated from service). If you wish to take a distribution and rely on an exception to the penalty tax, you should consult your own qualified tax advisor.

Withholding on Eligible Rollover Distributions

Eligible rollover distributions from a retirement plan that is qualified under sections 401(a), 403(a) or 403(b) of the Code, or from a governmental deferred compensation plan described in section 457(b) of the Code are subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.

Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory, and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an eligible retirement plan, including a traditional IRA, or to a Roth IRA.

If you take a distribution from a Qualified Contract, we may have to withhold a portion of your distribution and remit it to the IRS. The amount we may be required to withhold can be up to 20% of the taxable portion of your distribution. We treat any amount we withhold as a withdrawal from your Contract.

We do not need to withhold any amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract and/or transfer amounts from that Contract directly to another Qualified Plan. Similarly, if you wish to make Additional Purchase Payments to a Qualified Contract, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us, in lieu of making a distribution to you. You should seek independent tax advice if you intend to maintain a Contract for use with a Qualified Plan.

Designated Roth Accounts within Other Qualified Plans

The Small Business Jobs Act of 2010 authorizes: (1) participants in 457(b) plans to contribute deferred amounts to designated Roth accounts within their 457(b) plan; and (2) participants in 401(k), 403(b) and certain other plans to roll over qualified distributions into a designated Roth account within their plans, if allowed by their plans. The Contract, however, was not designed to separately account for any Contract Value in a single Contract that is split between Roth and non-Roth accounts, even if your 401(k) Plan, 403(b) Plan or 457 Plan allows you to split your account. If your plan allows it, and you split your Contract Value into Roth and non-Roth accounts, you or your plan administrator (in the case of 401(k) Plans) will be responsible for the accounting of your Contract Value for tax purposes: calculating withholding, income tax reporting, and verifying Required Minimum Distributions. We are not responsible for the calculations of any service provider that you may use to split Contract Value between Roth and non-Roth accounts. We will deny any request that would create such a split.

Rollover to a Roth IRA

Current tax law no longer imposes a restriction, based on adjusted gross income, on a taxpayer’s ability to initiate a direct rollover from a non-Roth account in a Qualified Plan to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now initiate a direct rollover of a distribution from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA. The Roth IRA annual contribution limit does not apply to rollover amounts.

You must, however, pay tax on any portion of the rollover amount that would have been taxed if you had not made a direct rollover to a Roth IRA. No similar limitations apply to rollovers to one Roth IRA from another Roth IRA or from a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. Please note that the amount deemed to be the “rollover amount” for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.

A 10% penalty tax for premature distributions may apply if amounts converted to a Roth IRA are distributed within the 5-taxable year period beginning in the year the conversion is made. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted.

If you instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, we will assume it is permitted under your plan and you may instruct us to not withhold any of the rollover for taxes and remittance to the IRS. A direct rollover is not subject to mandatory tax withholding, even if the distribution is includible in gross income. If you instruct us to withhold taxes in connection with a direct rollover from an existing Contract to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract.

Given the taxation of direct rollovers to a Roth IRA and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such rollover or a subsequent year. You should seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.

Section 403(b) Plans

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. If you purchased a Contract for use in a retirement plan intended to qualify under section 403(b) of the Code (a “Section 403(b) Plan” or the “Plan”), we may restrict your ability to make Additional Purchase Payments unless: (a) we receive the Additional Purchase Payment directly from the Section 403(b) Plan through your employer, the Plan’s administrator, the Plan’s sponsor or in the form of a transfer acceptable to us; (b) we have entered into an agreement with your Section 403(b) Plan concerning the sharing of information related to your Contract (an “Information Sharing Agreement”); and (c) unless contained in the Information Sharing Agreement, we have received a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Plan that the plan qualifies under section 403(b) of the Code and complies with applicable Treasury Department regulations (a “Certificate of Compliance”) (Information Sharing Agreement and Certificate of Compliance, together, the “Required Documentation”).

We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and we make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Plan.

Additional Purchase Payments. We will not accept Additional Purchase Payments in the form of salary reduction, matching or other similar contributions in the absence of the Required Documentation. Matching or other employer contributions to Contracts issued on or after January 1, 2009, will be subject to restrictions on withdrawals specified in the Section 403(b) Plan.

We will not knowingly accept transfers, in the absence of the Required Documentation, from another existing annuity contract or other investment under a Section 403(b) Plan to a previously issued Contract used in a Section 403(b) Plan. Subject to our receipt of the Required Documentation, such transfers shall be made directly from a Plan through an employer, a Plan administrator or a Plan sponsor, or by a transfer acceptable to us.

In the event that we do not receive the Required Documentation and you nonetheless direct us to accept a Purchase Payment, the transfer may be treated as a taxable transaction.

Please see the SAI for information regarding withdrawals under Section 403(b) Plans. You may request a copy of the SAI from the Annuities Service Center.

Loans under section 403(b) of the Code

You may be eligible for a loan of some or all of your Contract Value if:

•	We issued your Contract prior to January 1, 2009,

•	Your Contract is intended for use with a retirement plan qualified under section 403(b) of the Code,

•	The retirement plan is not subject to Title 1 of ERISA, and

•	Your retirement plan permits you to request the loan.

Loans from Qualified Contracts intended for use under retirement plans qualified under section 403(b) of the Code, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan and the manner in which the loan must be repaid. Please consult your plan administrator and a qualified tax advisor for further information before requesting a loan.

Loans are subject to the Code, Treasury regulations, IRS rulings, and our procedures in effect at the time you apply for a loan. Because the rules governing loans under section 403(b) Contracts are complicated, you should consult your tax advisor before exercising any loan privilege for which you are eligible. Failure to meet the requirements for loans may result in adverse income tax consequences to you. The loan agreement you sign will describe the restrictions and limitations applicable to the loan at the time you apply.

Federal tax law generally requires loans to be repaid within 5 years (except in cases where the loan was used to acquire the principal residence of a plan participant), with repayments made at least quarterly and in level payments over the term of the loan. Interest will be charged on your Loan Amount. Failure to make a loan repayment when due will result in adverse tax consequences to you.

We deduct the amount of any Unpaid Loans from the death benefit otherwise payable under the Contract. In addition, loans, whether or not repaid, will have a permanent effect on the Contract Value because the investment results of the Investment Accounts will apply only to the unborrowed portion of the Contract Value. The longer a loan is unpaid, the greater the effect is likely to be. The effect could be favorable or unfavorable.

If you have a loan outstanding under a Contract intended for use with a Section 403(b) Plan, any surrender or transfer of your Contract may subject you to income taxation on the amount of the loan balance.

Puerto Rico Contracts Issued to Fund Retirement Plans

The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. If you purchased a Contract intended for use in connection with Puerto Rican “tax qualified” retirement plans, please note that the text of this Prospectus addresses U.S. federal tax law only and is inapplicable to the tax laws of Puerto Rico.

See Your Own Tax Advisor

The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax advisor.

X. Other Information

Assignment; Change of Owner or Beneficiary

To qualify for favorable tax treatment, certain Contracts can’t be sold, assigned, discounted, or pledged as collateral for a loan, as security for the performance of an obligation, or for any other purpose, unless the Owner is a trustee under section 401(a) of the Code.

Subject to these limits, while the Annuitant is alive, you may designate someone else as the Owner by written notice to the Annuities Service Center. Before requesting a change of ownership or making an assignment of your Contract, however, you should consider:

•

A change of ownership may be treated as a distribution from the Contract and subject to tax. We consider a collateral assignment to be a distribution from the Contract, and we will report any taxable amounts as may be required.

•	A change of ownership (or collateral assignment) is subject to the rights of any irrevocable Beneficiary.

•	You may not change ownership or make a collateral assignment after the earlier of the Maturity Date or the Annuity Commencement Date.

•

Contracts issued to a Qualified Plan may be subject to restrictions on transferability. For example, Qualified Contracts generally may not be transferred except by the trustee of an exempt employees’ trust which is part of a retirement plan qualified under section 401 of the Code or as otherwise permitted by applicable Treasury Department regulations. You may not be able to sell, assign, transfer, discount or pledge (as collateral for a loan or as security for the performance of an obligation, or for any other purpose) a Qualified Contract to any person other than us.

We assume no liability for any payments made or actions taken before a change is approved or an assignment is accepted. We assume no responsibility for the validity or sufficiency of any assignment. An absolute assignment or ownership change will revoke the interest of any revocable Beneficiary.

You chose the Beneficiary in the application for the Contract. You may change the Beneficiary by written notice no later than receipt of due proof of the death of the Annuitant. Changes of Owner or Beneficiary will take effect when we receive them, whether or not you or the Annuitant is then alive. However, these changes are subject to:

•	the rights of any assignees of record; and

•	certain other conditions referenced in the Contract.

An assignment, pledge, or other transfer may be a taxable event. See “IX. Federal Tax Matters” above. Therefore, you should consult a competent tax advisor before taking any such action.

Who Purchased A Contract?

We designed these Contracts for individuals doing their own retirement planning, including purchases under plans and trusts that do not qualify for special tax treatment under the Code. We also offered the Contracts for purchase under:

•	traditional individual retirement annuity plans (“traditional IRAs”) satisfying the requirements of section 408 of the Code;

•	non-deductible IRA plans (“Roth IRAs”) satisfying the requirements of section 408A of the Code;

•	SIMPLE IRA plans adopted under section 408(p) of the Code;

•	Simplified Employee Pension plans (“SEPs”) adopted under section 408(k) of the Code; and

•	annuity purchase plans adopted under section 403(b) of the Code by public school systems and certain other tax-exempt organizations.

We did not offer the Contracts to every type of Qualified Plan, and we reserved the right not to offer the Contracts for all types of Qualified Plans in the future. In certain circumstances, we may have made the Contracts available for purchase under deferred compensation plans maintained by a state or political subdivision or tax exempt organization under section 457 of the Code or by pension or profit-sharing plans qualified under section 401(a) of the Code. We provide general federal income tax information for Contracts purchased in connection with Qualified Plans in “IX. Federal Tax Matters.”

When a Contract forms part of a Qualified Plan it becomes subject to special tax law requirements, as well as the terms of the plan documents themselves, if any. Additional requirements may apply to plans that cover a “self-employed individual” or an “owner-employee.” Also, in some cases, certain requirements under the Employee Retirement Income Security Act of 1974 (“ERISA”) may apply. Requirements from any of these sources may, in effect, take precedence over (and in that sense modify) the rights and privileges that an Owner otherwise would have under a Contract. Some such requirements may also apply to certain retirement plans that are not tax-qualified.

We may include certain requirements from the above sources in endorsements to the affected Contracts. In other cases, we do not. In no event, however, do we undertake to assure a Contract’s compliance with all plan, tax law, and ERISA requirements applicable to a tax-qualified or non-tax-qualified retirement plan. Therefore, if you use or plan to use a Contract in connection with such a plan, you must consult with competent legal and tax advisors to ensure that you know of (and comply with) all such requirements that apply in your circumstances.

To accommodate “employer-related” pension and profit-sharing plans, we provide “unisex” purchase rates. That means the annuity purchase rates are the same for males and females. Any questions you have as to whether you are participating in an “employer-related” pension or profit-sharing plan should be directed to your employer. Any questions you or your employer have about unisex rates may be directed to the Annuities Service Center.

Beneficiary

The Beneficiary is the person, persons or entity designated in the Contract specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we effect such change as of the date on which it was written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, any designated Contingent Beneficiary becomes the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts, Treasury Department regulations may limit designations of Beneficiaries.

Spouse

Federal Definition of Spouse. Any federal tax provisions related to status as a “spouse” are governed by the federal Defense of Marriage Act (“DOMA”), which does not recognize civil unions or same-sex marriages that may otherwise be allowed under state law. Please consult with your own qualified tax advisor for information on how federal tax rules may affect Contracts where civil union or same-sex marriage partners either singly or jointly own the Contract, or are designated Annuitant(s), Beneficiary(ies) and/or Covered Person(s).

State Variations. Some states require that civil union and same-sex marriage partners receive the same contractual benefits as spouses who fall within the DOMA definition. To see a table of states with such a requirement, you may request an SAI from the Annuities Service Center. You should consult with a qualified financial advisor for additional information on your state’s regulations regarding civil unions and same-sex marriages.

Code Section 72(s)

In order for our Nonqualified Contracts (i.e., Contracts not purchased to fund an IRA or other Qualified Plan) to be treated as annuities under the Code, we will interpret the provisions of the Contract so as to comply with the requirements of section 72(s) of the Code, which prescribes certain required provisions governing distributions after the death of the Owner.

Reports

At least annually, we will send you (1) a report showing the number and value of the accumulation units in your Contract and (2)  the financial statements of the Portfolios.

Voting Privileges

We vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with timely voting instructions received from the persons having the voting interest under the Contract. We determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We arrange for voting materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. If there are shares of a Portfolio held by a Subaccount for which we do not receive timely voting instructions, we will vote those shares in the same proportion as the total votes for all of our registered separate accounts for which we have received timely instructions. We will vote all Portfolio shares that we hold directly in our General Account in the same proportion as the total votes for all our registered separate accounts and those of any of our affiliates for which we have received timely instructions. One effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.

Changes to the Separate Accounts

We reserve the right, subject to applicable law, including any required shareholder approval:

•

to transfer assets from the Separate Accounts to another Separate Account or Investment Option by withdrawing the same percentage of each investment in the Separate Accounts with proper adjustments to avoid odd lots and fractions;

•	to add or delete Variable Investment Options;

•	to change the underlying investment vehicles;

•	to operate each Separate Account in any form permitted by law; and

•	to terminate each Separate Account’s registration under the 1940 Act, if such registration should no longer be legally required.

Unless otherwise required under applicable laws and regulations, notice to or approval of Owners will not be necessary for us to make such changes.

Variations in Charges or Rates for Eligible Classes

We may reduce or eliminate the amount of charges and deductions of some Contracts where permitted by state law. The affected Contracts involve sales to groups or classes of individuals under special circumstances that we expect to result in a reduction in our expenses associated with the sale or maintenance of the Contracts, or that we expect to result in mortality or other risks that are different from those normally associated with the Contracts.

The entitlement to such variation in charges or rates is determined by us based upon such factors as the following:

•	the size of the initial Purchase Payment;

•	the size of the group or class;

•	the total amount of Purchase Payments expected to be received from the group or class and the manner in which the Purchase Payments were remitted;

•

the nature of the group or class for which the Contracts were being purchased and the persistency expected from that group or class as well as the mortality or morbidity risks associated with that group or class;

•	the purpose for which the Contracts were being purchased and whether that purpose made it likely that the costs and expenses would be reduced; or

•	the level of commissions paid to selling broker-dealers or certain financial institutions with respect to Contracts within the same group or class.

We made any reduction in charges or increase in initial guarantee rates according to our rules in effect at the time an application for a Contract was approved. We reserve the right to modify, suspend or terminate any reductions or waivers of charges at any time. Any variation in charges or rates will reflect differences in costs and services and will not be unfairly discriminatory to the interests of any Owner.

Distribution of Contracts

John Hancock Distributors, LLC (“JH Distributors”), a Delaware limited liability company and an affiliate of ours, is the principal underwriter and distributor of the Contract interests offered by this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of John Hancock Variable Insurance Trust, whose securities are used to fund certain Variable Investment Options under the Contract and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offered the Contract for sale through broker-dealers that entered into selling agreements for the sale of the Contracts. Broker-dealers sold the Contract through their registered representatives who were appointed by us to act as our insurance agents. Signator Investors, Inc. (“Signator”), a subsidiary of ours, or any of its affiliates that is registered under the 1934 Act and a member of FINRA, may also have offered the Contract.

JH Distributors may continue to pay compensation to broker-dealers in connection with the promotion or servicing of the Contracts. In turn, the broker-dealers pay a portion of the compensation to their registered representatives, under their own arrangements. Signator compensated its registered representatives for sales of the Contracts on a commission and fee service basis. We may also reimburse Signator for direct and indirect expenses actually incurred in connection with the distribution and servicing of these Contracts.

Signator representatives may have received additional cash or non-cash incentives (including expenses for conference or seminar trips and certain gifts) in connection with the sale of Contracts issued by us. From time to time, Signator, at its expense, may also have provided significant additional amounts to broker dealers or other financial services firms which sold or arranged for the sale of the Contracts. Such compensation may have included, for example, financial assistance to financial services firms in connection with their conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contracts, and/or other events or activities sponsored by the financial services firms. As a consequence of such additional compensation, representatives and financial services firms, including but not limited to Signator and its representatives, may have been motivated to sell our Contracts instead of Contracts issued by other insurance companies.

We may also continue to pay commissions or overrides to a limited number or affiliated and/or non-affiliated broker-dealers that provided marketing support and training services to the broker-dealer firms that sold and service the Contracts.

Transaction Confirmations

We will send you confirmation statements for certain transactions in your Investment Accounts. You should carefully review these transaction confirmations to verify their accuracy. You should report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, we will deem you to have ratified the transaction. We encourage you to register for electronic delivery of your transaction confirmations. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on the first page of this Prospectus for more information on electronic transactions.

Statements of Additional Information

Our Statements of Additional Information (SAI) provide additional information about the Contracts and the Separate Accounts, including information on our history, services provided to the Separate Accounts and legal and regulatory matters. We filed the SAI with the SEC on the same date as this Prospectus and incorporate them herein by reference. You may obtain a copy of the current SAI without charge by contacting us at the Annuities Service Center shown on the first page of this Prospectus. The SEC also maintains a website (http://www.sec.gov) that contains the SAI and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the SAI below.

For Independence Contracts issued by JHLICO:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT W

(formerly JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U)

Statement of Additional Information

General Information and History
Accumulation Unit Values
Services
Independent Registered Public Accounting Firm
Servicing Agent
Principal Underwriter
Compensation
State Variations Regarding Recognition of Same-Sex Couples
Additional Information on Section 403(B) Plans or Tax-Sheltered Annuities
Additional Information on Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations
Calculation of Annuity Payments
Calculation of Annuity Units
Annuity Unit Values
Mortality Tables
Additional Information about Determining Unit Values
Net Investment Rate
Adjustment of Units and Values
Hypothetical Example Illustrating the Calculation of Accumulation Unit Values and Annuity Unit Values
Purchases and Redemptions of Portfolio Shares
The Separate Account
Liability for Telephone Transfers
Voting Privileges
Legal and Regulatory Matters
Appendix A: Audited Financial Statements

For Independence 2000 or Independence Preferred Contracts issued by JHVLICO:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT R

(formerly JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I)

Statement of Additional Information

General Information and History
Accumulation Unit Values
Services
Independent Registered Public Accounting Firm
Servicing Agent
Principal Underwriter
Compensation
State Variations Regarding Recognition of Same-Sex Couples
Additional Information on Section 403(B) Plans or Tax-Sheltered Annuities
Additional Information on Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations
Calculation of Annuity Payments
Calculation of Annuity Units
Annuity Unit Values
Mortality Tables
Additional Information about Determining Unit Values
Net Investment Rate
Adjustment of Units and Values
Hypothetical Example Illustrating the Calculation of Accumulation Unit Values and Annuity Unit Values
Purchases and Redemptions of Portfolio Shares
The Separate Account
Liability for Telephone Transfers
Voting Privileges
Legal and Regulatory Matters
Appendix A: Audited Financial Statements

For Independence 2000 or Independence Preferred Contracts issued by JHLICO:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT X
(formerly JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V)
Statement of Additional Information

General Information and History
Accumulation Unit Values
Services
Independent Registered Public Accounting Firm
Servicing Agent
Principal Underwriter
Compensation
State Variations Regarding Recognition of Same-Sex Couples
Additional Information on Section 403(B) Plans or Tax-Sheltered Annuities
Additional Information on Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations
Calculation of Annuity Payments
Calculation of Annuity Units
Annuity Unit Values
Mortality Tables
Additional Information about Determining Unit Values
Net Investment Rate
Adjustment of Units and Values
Hypothetical Example Illustrating the Calculation of Accumulation Unit Values and Annuity Unit Values
Purchases and Redemptions of Portfolio Shares
The Separate Account
Liability for Telephone Transfers
Voting Privileges
Legal and Regulatory Matters
Appendix A: Audited Financial Statements

Financial Statements

The Statements of Additional Information also contain the Company’s financial statements for the years ended December 31, 2012 and 2011, and its Separate Account financial statements for the year ended December 31, 2012 (the “Financial Statements”). Our Financial Statements provide information on our financial strength as of December 31, 2012, including information on our General Account assets that were available at that time to support our guarantees under the Contracts. The Company’s General Account consists of securities and other investments, the value of which may decline during periods of adverse market conditions.

APPENDIX A: Example of Withdrawal Charge Calculation

Assume the Following Facts:

•	On January 1, 1997, you make a $5,000 initial Purchase Payment and we issue you a Contract.

•	On January 1, 1998, you make a $1,000 Purchase Payment.

•	On January 1, 1999, you make a $1,000 Purchase Payment.

•	On January 1, 2000, the total value of your Contract is $9,000 because of good investment earnings.

Now assume you make a withdrawal of $6,000 (no tax withholding) on January 2, 2000. In this case, assuming no prior withdrawals, we would deduct a CDSL of $399.89. We withdraw a total of $6,399.89 from your Contract.

$ 6,000.00	— withdrawal request payable to you
+ 399.89	— withdrawal charge payable to us
$ 6,399.89	— total amount withdrawn from your Contract

Here Is How We Determine the Withdrawal Charge:

(1) We first reduce your $5,000 initial Purchase Payment by the three annual $30 Contract fees we assessed on January 1, 1998, 1999, and 2000. We withdraw the remaining $4,910 from your Contract.

$5,000.00
(30.00)	— 1998 Contract fee payable to us
(30.00)	— 1999 Contract fee payable to us
(30.00)	— 2000 Contract fee payable to us
$4,910.00	— amount of your initial Purchase Payment we would consider to be withdrawn

Under the free withdrawal provision, we deduct 10% of the total value of your Contract at the beginning of the Contract Year, or $900 (.10 x $9,000). We pay the $900 to you as part of your withdrawal request, and we assess a withdrawal charge on the remaining balance of $4,010. Because you made the initial Purchase Payment 3 years ago, the withdrawal charge percentage is 7%. We deduct the resulting $280.70 from your Contract to cover the withdrawal charge on your initial Purchase Payment. We pay the remainder of $3,729.30 to you as a part of your withdrawal request.

$4,910.00
	(900.00)	— free withdrawal amount (payable to you)
$4,010.00
x	.07
	$280.70	— withdrawal charge on initial Purchase Payment (payable to us)

$4,010.00
(280.70)
	$3,729.30	— part of withdrawal request payable to you

(2) We next deem the entire amount of your 1998 Purchase Payment to be withdrawn and we assess a withdrawal charge on that $1,000 amount. Because you made this Purchase Payment 2 years ago, the withdrawal charge percentage is 8%. We deduct the resulting $80 from your Contract to cover the withdrawal charge on your 1998 Purchase Payment. We pay the remainder of $920 to you as a part of your withdrawal request.

	$1,000.00
x	.08
	$80.00	— withdrawal charge on 1998 Purchase Payment (payable to us)

	$1,000.00
	(80.00)
	$920.00	— part of withdrawal request payable to you

A-1

(3) We next determine what additional amount we need to withdraw to provide you with the total $6,000 you requested, after the deduction of the withdrawal charge on that additional amount. We have already allocated $900 from the free Withdrawal Amount, $3,729.30 from your initial Purchase Payment, and $920 from your 1998 Purchase Payment. Therefore, $450.70 is needed to reach $6,000.

$6,000.00	— total Withdrawal Amount requested
(900.00)	— free Withdrawal Amount
(3,729.30)	— payment deemed from initial Purchase Payment
(920.00)	— payment deemed from 1998 Purchase Payment
$450.70	— additional payment to you needed to reach $6,000

We know that the withdrawal charge percentage for this remaining amount is 8%, because you are already deemed to have withdrawn all Purchase Payments you paid prior to 1999. We use the following formula to determine how much more we need to withdraw:

Remainder due to you = Withdrawal needed – [applicable withdrawal charge percentage times withdrawal needed]

$450.70	=	x – [.08x]
$450.70	=	.92x
$450.70/.92	=	x

$489.89	=	x
$489.89	—	deemed withdrawn from 1999 Purchase Payment
$450.70	—	part of withdrawal request payable to you

$39.19	—	withdrawal charge on 1999 Purchase Payment deemed withdrawn (payable to us)

$280.70	—	withdrawal charge on the initial Purchase Payment
$80.00	—	withdrawal charge on the 1998 Purchase Payment
$39.19	—	withdrawal charge on the 1999 Purchase Payment
$399.89	—	Total withdrawal charge

A-2

APPENDIX U: Accumulation Unit Value Tables

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of various classes of Accumulation Units for each Variable Investment Option during the periods shown.

We use Accumulation Units to measure the value of your investment in a particular Variable Investment Option. Each Accumulation Unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see “III. Fee Tables” for additional information on these charges).

Indep, Ind 2000 and Ind Pref

John Hancock Life Insurance Company (U.S.A.)

Separate Accounts W, X, and R

Accumulation Unit Values

Independence Variable Annuity, Independence 2000 Variable Annuity, and Independence Preferred Variable Annuity

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
500 Index Trust B—NAV Shares (units first credited 04-29-2005)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year	19.78	19.69	17.39	13.95	22.53	21.71	19.05	18.46	—	—
Value at End of Year	22.59	19.78	19.69	17.39	13.95	22.53	21.71	19.05	—	—
Independence No. of Units	104,311	119,929	140,402	160,561	192,921	242,378	278,756	315,640	—	—
JHLICO Independence 2000 No. of Units	33,138	37,219	41,529	47,583	59,995	71,214	91,115	157,517	—	—
JHVLICO Independence 2000 No. of Units	145,809	164,885	198,359	247,031	304,077	393,053	500,880	672,315	—	—
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year	19.47	19.40	17.15	13.78	22.27	21.48	18.86	18.30	—	—
Value at End of Year	22.22	19.47	19.40	17.15	13.78	22.27	21.48	18.86	—	—
JHLICO Independence Pref. No. of Units	92,328	101,539	111,186	123,304	167,913	210,653	246,588	290,658	—	—
JHVLICO Independence Pref. No. of Units	186,512	213,214	270,489	319,149	382,428	507,679	658,239	831,045	—	—
Active Bond Fund (merged into Active Bond Trust eff 04-29-2005)—NAV Shares (units first credited 03-29-1986)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	23.39	22.28
Value at End of Year	—	—	—	—	—	—	—	—	24.17	23.39
Independence No. of Units	—	—	—	—	—	—	—	—	2,637,591	3,069,190
JHLICO Independence 2000 No. of Units	—	—	—	—	—	—	—	—	87,864	109,903
JHVLICO Independence 2000 No. of Units	—	—	—	—	—	—	—	—	626,105	757,358
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	17.23	16.43
Value at End of Year	—	—	—	—	—	—	—	—	17.78	17.23
JHLICO Independence Pref. No. of Units	—	—	—	—	—	—	—	—	608,118	707,671
JHVLICO Independence Pref. No. of Units	—	—	—	—	—	—	—	—	1,607,826	1,945,218
Active Bond Trust—NAV Shares (units first credited 04-29-2005)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year	32.97	31.55	28.09	22.82	25.85	25.19	24.44	24.17	—	—
Value at End of Year	35.69	32.97	31.55	28.09	22.82	25.85	25.19	24.44	—	—
Independence No. of Units	714,058	837,828	984,884	1,142,084	1,418,957	1,659,107	1,929,178	2,300,301	—	—
JHLICO Independence 2000 No. of Units	12,452	14,862	17,524	23,304	31,542	38,426	56,414	76,609	—	—
JHVLICO Independence 2000 No. of Units	105,144	116,106	134,888	160,937	217,671	291,745	397,223	526,809	—	—
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year	24.09	23.08	20.57	16.72	18.96	18.50	17.96	17.78	—	—
Value at End of Year	26.05	24.09	23.08	20.57	16.72	18.96	18.50	17.96	—	—
JHLICO Independence Pref. No. of Units	154,222	172,047	193,607	195,783	237,503	308,506	374,921	485,661	—	—
JHVLICO Independence Pref. No. of Units	303,589	362,063	431,408	509,697	613,606	775,536	956,577	1,274,778	—	—

Indep, Ind 2000 and Ind Pref

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
Blue Chip Growth Trust—NAV Shares (units first credited 04-29-2005)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year	33.88	33.87	29.54	20.95	36.97	33.23	30.75	29.15	—	—
Value at End of Year	39.56	33.88	33.87	29.54	20.95	36.97	33.23	30.75	—	—
Independence No. of Units	591,778	660,037	786,399	905,051	1,084,471	1,266,334	1,485,652	1,760,751	—	—
JHLICO Independence 2000 No. of Units	27,188	30,238	33,933	40,072	48,010	55,037	70,423	86,098	—	—
JHVLICO Independence 2000 No. of Units	117,020	136,305	161,343	191,984	232,577	294,738	377,742	481,923	—	—
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year	22.12	22.13	19.32	13.72	24.23	21.80	20.20	19.16	—	—
Value at End of Year	25.80	22.12	22.13	19.32	13.72	24.23	21.80	20.20	—	—
JHLICO Independence Pref. No. of Units	188,720	220,096	257,801	290,132	332,833	408,760	462,037	587,149	—	—
JHVLICO Independence Pref. No. of Units	427,308	488,534	567,221	620,674	726,895	890,723	1,076,572	1,342,234	—	—
Bond Index Fund (replaced by Bond Index Trust B eff 04-29-2005) (now Total Bond Market Trust B)—NAV Shares (units first credited 05-01-1998)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	12.47	12.21
Value at End of Year	—	—	—	—	—	—	—	—	12.80	12.47
Independence No. of Units	—	—	—	—	—	—	—	—	167,410	193,337
JHLICO Independence 2000 No. of Units	—	—	—	—	—	—	—	—	32,687	34,158
JHVLICO Independence 2000 No. of Units	—	—	—	—	—	—	—	—	164,031	189,214
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	12.41	12.16
Value at End of Year	—	—	—	—	—	—	—	—	12.72	12.41
JHLICO Independence Pref. No. of Units	—	—	—	—	—	—	—	—	55,336	99,285
JHVLICO Independence Pref. No. of Units	—	—	—	—	—	—	—	—	219,931	270,208
Capital Appreciation Trust—NAV Shares (units first credited 04-28-2006)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year	12.11	12.26	11.12	7.92	12.79	11.61	11.32	—	—	—
Value at End of Year	10.00	12.11	12.26	11.12	7.92	12.79	11.61	—	—	—
Independence No. of Units	133,221	157,638	177,908	250,859	287,318	329,823	363,972	—	—	—
JHLICO Independence 2000 No. of Units	56,882	62,613	70,021	62,405	72,225	82,429	96,865	—	—	—
JHVLICO Independence 2000 No. of Units	175,786	200,339	247,334	290,518	337,222	420,879	521,878	—	—	—
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year	11.92	12.08	10.96	7.82	12.65	11.49	11.21	—	—	—
Value at End of Year	13.62	11.92	12.08	10.96	7.82	12.65	11.49	—	—	—
JHLICO Independence Pref. No. of Units	82,121	93,380	106,592	117,518	135,308	159,544	188,543	—	—	—
JHVLICO Independence Pref. No. of Units	211,840	236,151	282,481	306,056	355,702	436,827	515,370	—	—	—
Core Strategy Trust—NAV Shares (units first credited 04-29-2013)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	—
Value at End of Year	—	—	—	—	—	—	—	—	—	—
Independence No. of Units	—	—	—	—	—	—	—	—	—	—
JHLICO Independence 2000 No. of Units	—	—	—	—	—	—	—	—	—	—
JHVLICO Independence 2000 No. of Units	—	—	—	—	—	—	—	—	—	—

Indep, Ind 2000 and Ind Pref

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
Earnings Growth Fund (replaced by Large Cap Growth Trust eff 04-29-2005)—NAV Shares (units first credited 05-01-1996)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	11.15	9.06
Value at End of Year	—	—	—	—	—	—	—	—	11.29	11.15
Independence No. of Units	—	—	—	—	—	—	—	—	565,896	691,510
JHLICO Independence 2000 No. of Units	—	—	—	—	—	—	—	—	124,816	143,139
JHVLICO Independence 2000 No. of Units	—	—	—	—	—	—	—	—	783,102	928,435
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	11.07	9.00
Value at End of Year	—	—	—	—	—	—	—	—	11.19	11.07
JHLICO Independence Pref. No. of Units	—	—	—	—	—	—	—	—	272,736	370,037
JHVLICO Independence Pref. No. of Units	—	—	—	—	—	—	—	—	821,241	1,059,316
Equity Index Fund (replaced by 500 Index Trust B eff 04-29-2005)—NAV Shares (units first credited 05-01-1996)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	16.91	13.35
Value at End of Year	—	—	—	—	—	—	—	—	18.46	16.91
Independence No. of Units	—	—	—	—	—	—	—	—	373,201	460,364
JHLICO Independence 2000 No. of Units	—	—	—	—	—	—	—	—	173,208	191,358
JHVLICO Independence 2000 No. of Units	—	—	—	—	—	—	—	—	795,296	868,771
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	16.78	13.26
Value at End of Year	—	—	—	—	—	—	—	—	18.30	16.78
JHLICO Independence Pref. No. of Units	—	—	—	—	—	—	—	—	363,178	405,776
JHVLICO Independence Pref. No. of Units	—	—	—	—	—	—	—	—	999,762	1,178,559
Equity-Income Trust—NAV Shares (units first credited 04-29-2005)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year	12.03	12.03	12.03	12.03	25.73	25.24	21.50	20.96	—	—
Value at End of Year	12.03	12.03	12.03	12.03	12.03	25.73	25.24	21.50	—	—
Independence No. of Units	102,228	116,729	127,555	165,193	222,904	278,813	296,341	320,155	—	—
JHLICO Independence 2000 No. of Units	36,519	39,759	44,692	59,033	67,901	82,027	106,831	117,913	—	—
JHVLICO Independence 2000 No. of Units	136,134	158,943	205,310	250,908	294,835	397,807	515,927	691,609	—	—
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year	22.06	22.57	19.88	16.05	25.43	24.97	21.29	20.78	—	—
Value at End of Year	25.53	22.06	22.57	19.88	16.05	25.43	24.97	21.29	—	—
JHLICO Independence Pref. No. of Units	125,498	137,936	170,909	196,319	218,690	254,497	296,272	357,416	—	—
JHVLICO Independence Pref. No. of Units	313,346	359,869	422,929	482,973	577,285	725,343	864,886	1,094,799	—	—
Fundamental All Cap Core Trust (formerly Optimized All Cap Trust)—NAV Shares (units first credited 04-25-2008)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year	30.04	31.09	26.37	20.84	34.90	—	—	—	—	—
Value at End of Year	36.63	30.04	31.09	26.37	20.84	—	—	—	—	—
Independence No. of Units	1,315,186	1,511,091	1,762,198	2,035,311	2,448,332	—	—	—	—	—
JHLICO Independence 2000 No. of Units	48,765	59,456	68,071	77,403	89,195	—	—	—	—	—
JHVLICO Independence 2000 No. of Units	207,923	247,779	313,204	365,722	440,397	—	—	—	—	—

Indep, Ind 2000 and Ind Pref

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year	20.30	21.03	17.86	14.12	23.67	—	—	—	—	—
Value at End of Year	24.73	20.30	21.03	17.86	14.12	—	—	—	—	—
JHLICO Independence Pref. No. of Units	400,593	472,320	552,250	648,595	768,838	—	—	—	—	—
JHVLICO Independence Pref. No. of Units	995,939	1,137,443	1,360,588	1,537,709	1,817,357	—	—	—	—	—
Fundamental Growth Fund (merged into Large Cap Growth Fund eff 11-01-2004)—NAV Shares (units first credited 05-01-2000)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	4.13
Value at End of Year	—	—	—	—	—	—	—	—	—	5.36
Independence No. of Units	—	—	—	—	—	—	—	—	—	43,715
JHLICO Independence 2000 No. of Units	—	—	—	—	—	—	—	—	—	9,326
JHVLICO Independence 2000 No. of Units	—	—	—	—	—	—	—	—	—	46,170
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	4.11
Value at End of Year	—	—	—	—	—	—	—	—	—	5.34
JHLICO Independence Pref. No. of Units	—	—	—	—	—	—	—	—	—	12,196
JHVLICO Independence Pref. No. of Units	—	—	—	—	—	—	—	—	—	36,900
Fundamental Value Fund (replaced by Equity-Income Trust eff 04-29-2005)—NAV Shares (units first credited 05-01-2000)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	10.68	8.41
Value at End of Year	—	—	—	—	—	—	—	—	12.17	10.68
Independence No. of Units	—	—	—	—	—	—	—	—	218,530	250,646
JHLICO Independence 2000 No. of Units	—	—	—	—	—	—	—	—	44,506	47,457
JHVLICO Independence 2000 No. of Units	—	—	—	—	—	—	—	—	428,665	471,101
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	10.64	8.39
Value at End of Year	—	—	—	—	—	—	—	—	12.12	10.64
JHLICO Independence Pref. No. of Units	—	—	—	—	—	—	—	—	227,936	261,401
JHVLICO Independence Pref. No. of Units	—	—	—	—	—	—	—	—	813,397	948,580
Fundamental Value Fund B (formerly Large Cap Value CORE SM) (merged into Fundamental Value Fund eff 11-01-2004)—NAV Shares (units first credited 05-01-2000)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	7.98
Value at End of Year	—	—	—	—	—	—	—	—	—	10.14
Independence No. of Units	—	—	—	—	—	—	—	—	—	13,009
JHLICO Independence 2000 No. of Units	—	—	—	—	—	—	—	—	—	1,197
JHVLICO Independence 2000 No. of Units	—	—	—	—	—	—	—	—	—	32,380
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	7.96
Value at End of Year	—	—	—	—	—	—	—	—	—	10.11
JHLICO Independence Pref. No. of Units	—	—	—	—	—	—	—	—	—	14,101
JHVLICO Independence Pref. No. of Units	—	—	—	—	—	—	—	—	—	35,635

Indep, Ind 2000 and Ind Pref

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
Global Bond Fund (replaced by Global Bond Trust eff 04-29-2005)—NAV Shares (units first credited 05-01-1996)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	16.97	14.85
Value at End of Year	—	—	—	—	—	—	—	—	18.52	16.97
Independence No. of Units	—	—	—	—	—	—	—	—	167,599	195,944
JHLICO Independence 2000 No. of Units	—	—	—	—	—	—	—	—	28,170	30,545
JHVLICO Independence 2000 No. of Units	—	—	—	—	—	—	—	—	279,095	333,865
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	16.84	14.75
Value at End of Year	—	—	—	—	—	—	—	—	18.36	16.84
JHLICO Independence Pref. No. of Units	—	—	—	—	—	—	—	—	147,938	174,600
JHVLICO Independence Pref. No. of Units			—	—	—	—	—	—	495,548	607,809
Global Bond Trust—NAV Shares (units first credited 04-29-2005)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year	23.87	22.19	20.38	17.91	19.00	17.58	16.93	12.50	—	—
Value at End of Year	25.22	23.87	22.19	20.38	17.91	19.00	17.58	16.93	—	—
Independence No. of Units	69,134	71,546	77,059	85,376	92,841	85,765	108,174	143,651	—	—
JHLICO Independence 2000 No. of Units	16,181	16,473	17,975	16,538	17,662	19,635	24,266	24,188	—	—
JHVLICO Independence 2000 No. of Units	52,682	60,566	77,635	106,700	131,907	133,117	167,053	237,956	—	—
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year	23.50	21.87	20.11	17.68	18.78	17.39	16.77	12.50	—	—
Value at End of Year	24.81	23.50	21.87	20.11	17.68	18.78	17.39	16.77	—	—
JHLICO Independence Pref. No. of Units	38,818	43,707	47,209	51,541	64,000	77,252	94,107	125,076	—	—
JHVLICO Independence Pref. No. of Units	87,010	103,510	118,833	139,405	178,100	205,382	266,663	344,812	—	—
Growth & Income Fund (merged into Growth & Income Trust II eff 04-29-2005) (now Gowth & Income Trust)—NAV Shares (units first credited 03-29-1986)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	28.52	23.26
Value at End of Year	—	—	—	—	—	—	—	—	31.20	28.52
Independence No. of Units	—	—	—	—	—	—	—	—	4,586,862	5,277,429
JHLICO Independence 2000 No. of Units	—	—	—	—	—	—	—	—	169,699	197,751
JHVLICO Independence 2000 No. of Units	—	—	—	—	—	—	—	—	1,159,009	1,332,346
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	19.42	15.86
Value at End of Year	—	—	—	—	—	—	—	—	21.23	19.42
JHLICO Independence Pref. No. of Units	—	—	—	—	—	—	—	—	1,573,678	1,829,733
JHVLICO Independence Pref. No. of Units	—	—	—	—	—	—	—	—	4,235,361	5,023,796
Growth & Income Trust (merged into Optimized All Cap Trust eff 04-25-2008)—NAV Shares (units first credited 04-29-2005)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	37.27	33.53	31.20	—	—
Value at End of Year	—	—	—	—	—	38.25	37.27	33.53	—	—
Independence No. of Units	—	—	—	—	—	2,946,502	3,474,395	4,010,915	—	—
JHLICO Independence 2000 No. of Units	—	—	—	—	—	106,034	133,277	158,740	—	—
JHVLICO Independence 2000 No. of Units	—	—	—	—	—	583,245	774,573	979,581	—	—

Indep, Ind 2000 and Ind Pref

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	25.31	22.79	21.23	—	—
Value at End of Year	—	—	—	—	—	25.95	25.31	22.79	—	—
JHLICO Independence Pref. No. of Units	—	—	—	—	—	953,879	1,115,484	1,350,318	—	—
JHVLICO Independence Pref. No. of Units	—	—	—	—	—	2,240,863	2,796,382	3,479,427	—	—
High Yield Bond Fund (replaced by High Yield Trust eff 04-29-2005)—NAV Shares (units first credited 05-01-1998)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	9.82	8.55
Value at End of Year	—	—	—	—	—	—	—	—	10.47	9.82
Independence No. of Units	—	—	—	—	—	—	—	—	67,735	71,438
JHLICO Independence 2000 No. of Units	—	—	—	—	—	—	—	—	16,959	40,439
JHVLICO Independence 2000 No. of Units	—	—	—	—	—	—	—	—	128,233	142,125
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	9.77	8.51
Value at End of Year	—	—	—	—	—	—	—	—	10.41	9.77
JHLICO Independence Pref. No. of Units	—	—	—	—	—	—	—	—	27,566	43,278
JHVLICO Independence Pref. No. of Units	—	—	—	—	—	—	—	—	92,184	129,409
High Yield Trust—NAV Shares (units first credited 04-29-2005)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year	13.87	13.91	12.40	8.14	11.71	11.68	10.72	10.47	—	—
Value at End of Year	16.29	13.87	13.91	12.40	8.14	11.71	11.68	10.72	—	—
Independence No. of Units	21,565	24,049	32,490	41,281	33,128	50,000	49,424	54,549	—	—
JHLICO Independence 2000 No. of Units	4,746	6,977	8,554	8,653	10,494	12,821	19,315	18,783	—	—
JHVLICO Independence 2000 No. of Units	17,846	25,764	32,760	34,530	39,361	54,168	85,585	109,638	—	—
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year	13.69	13.74	12.27	8.06	11.60	11.59	10.65	10.41	—	—
Value at End of Year	16.06	13.69	13.74	12.27	8.06	11.60	11.59	10.65	—	—
JHLICO Independence Pref. No. of Units	12,098	14,248	15,732	15,891	14,157	19,107	17,576	27,146	—	—
JHVLICO Independence Pref. No. of Units	32,745	35,312	35,974	35,373	36,431	47,698	59,320	72,262	—	—
International Equity Index Fund (replaced by International Equity Index Trust B eff 04-29-2005)—NAV Shares (units first credited 05-01-1989)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	15.55	11.10
Value at End of Year	—	—	—	—	—	—	—	—	18.43	15.55
Independence No. of Units	—	—	—	—	—	—	—	—	890,596	991,351
JHLICO Independence 2000 No. of Units	—	—	—	—	—	—	—	—	39,899	26,773
JHVLICO Independence 2000 No. of Units	—	—	—	—	—	—	—	—	120,451	130,170
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	12.79	9.15
Value at End of Year	—	—	—	—	—	—	—	—	15.15	12.79
JHLICO Independence Pref. No. of Units	—	—	—	—	—	—	—	—	191,611	219,359
JHVLICO Independence Pref. No. of Units	—	—	—	—	—	—	—	—	429,859	511,652

Indep, Ind 2000 and Ind Pref

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
International Equity Index Trust B—NAV Shares (units first credited 04-29-2005)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year	21.27	25.08	22.82	16.68	30.41	26.62	21.24	18.43	—	—
Value at End of Year	24.70	21.27	25.08	22.82	16.68	30.41	26.62	21.24	—	—
Independence No. of Units	281,185	341,022	396,894	453,095	560,400	710,892	763,533	821,568	—	—
JHLICO Independence 2000 No. of Units	13,244	14,876	15,663	21,316	23,095	27,615	32,401	37,548	—	—
JHVLICO Independence 2000 No. of Units	35,997	42,109	56,297	66,152	80,024	111,144	120,807	119,244	—	—
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year	17.36	20.49	18.67	13.65	24.92	21.84	17.44	15.15	—	—
Value at End of Year	20.15	17.36	20.49	18.67	13.65	24.92	21.84	17.44	—	—
JHLICO Independence Pref. No. of Units	63,372	70,053	82,546	96,466	114,092	137,243	152,339	181,844	—	—
JHVLICO Independence Pref. No. of Units	124,687	140,639	164,495	183,714	216,423	277,651	327,849	384,124	—	—
International Opportunities Trust (merged into International Growth Stock Trust eff 11-02-2012)—NAV Shares (units first credited 05-01-2005)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	12.50	—	—
Value at End of Year	—	—	—	—	—	—	—	10.61	—	—
JHVLICO Independence 2000 No. of Units	—	—	—	—	—	—	—	389	—	—
International Value Trust—NAV Shares (units first credited 05-03-2010)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year	12.26	14.25	13.42	—	—	—	—	—	—	—
Value at End of Year	14.43	12.26	14.25	—	—	—	—	—	—	—
Independence No. of Units	88,065	95,835	111,962	—	—	—	—	—	—	—
JHLICO Independence 2000 No. of Units	28,482	45,174	48,635	—	—	—	—	—	—	—
JHVLICO Independence 2000 No. of Units	78,684	97,363	109,603	—	—	—	—	—	—	—
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year	12.07	14.05	13.24	—	—	—	—	—	—	—
Value at End of Year	14.19	12.07	14.05	—	—	—	—	—	—	—
JHLICO Independence Pref. No. of Units	53,118	60,997	66,969	—	—	—	—	—	—	—
JHVLICO Independence Pref. No. of Units	122,476	150,815	182,606	—	—	—	—	—	—	—
Large Cap Growth Fund (replaced by Blue Chip Growth Trust eff 04-29-2005)—NAV Shares (units first credited 05-01-1998)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	28.33	22.87
Value at End of Year	—	—	—	—	—	—	—	—	29.15	28.33
Independence No. of Units	—	—	—	—	—	—	—	—	2,037,913	2,360,489
JHLICO Independence 2000 No. of Units	—	—	—	—	—	—	—	—	94,954	107,188
JHVLICO Independence 2000 No. of Units	—	—	—	—	—	—	—	—	597,703	676,745
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	18.64	15.07
Value at End of Year	—	—	—	—	—	—	—	—	19.16	18.64
JHLICO Independence Pref. No. of Units	—	—	—	—	—	—	—	—	719,032	850,816
JHVLICO Independence Pref. No. of Units		—	—	—	—	—	—	—	1,628,190	1,990,917

Indep, Ind 2000 and Ind Pref

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
Large Cap Growth Fund B (formerly Large Cap Aggressive Growth Fund) (merged into Large Cap Growth Fund eff 11-01-2004) NAV Shares (units first credited 05-01-2000)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	4.45
Value at End of Year	—	—	—	—	—	—	—	—	—	5.78
Independence No. of Units	—	—	—	—	—	—	—	—	—	15,240
JHLICO Independence 2000 No. of Units	—	—	—	—	—	—	—	—	—	12,182
JHVLICO Independence 2000 No. of Units	—	—	—	—	—	—	—	—	—	24,738
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	4.44
Value at End of Year	—	—	—	—	—	—	—	—	—	5.76
JHLICO Independence Pref. No. of Units	—	—	—	—	—	—	—	—	—	2,232
JHVLICO Independence Pref. No. of Units	—	—	—	—	—	—	—	—	—	30,537
Large Cap Growth Trust (merged into Capital Appreciation Trust eff 04-28-2006)—NAV Shares (units first credited 04-29-2005)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	11.29	—	—
Value at End of Year	—	—	—	—	—	—	—	11.32	—	—
Independence No. of Units	—	—	—	—	—	—	—	438,949	—	—
JHLICO Independence 2000 No. of Units	—	—	—	—	—	—	—	112,275	—	—
JHVLICO Independence 2000 No. of Units	—	—	—	—	—	—	—	635,218	—	—
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	11.19	—	—
Value at End of Year	—	—	—	—	—	—	—	11.21	—	—
JHLICO Independence Pref. No. of Units	—	—	—	—	—	—	—	221,305	—	—
JHVLICO Independence Pref. No. of Units	—	—	—	—	—	—	—	654,872	—	—
Large Cap Value Fund (replaced by Equity-Income Trust eff 04-29-2005)—NAV Shares (units first credited 05-01-1998)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	18.49	14.94
Value at End of Year	—	—	—	—	—	—	—	—	20.96	18.49
Independence No. of Units	—	—	—	—	—	—	—	—	247,161	249,429
JHLICO Independence 2000 No. of Units	—	—	—	—	—	—	—	—	101,874	109,610
JHVLICO Independence 2000 No. of Units	—	—	—	—	—	—	—	—	575,325	637,608
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	18.34	14.84
Value at End of Year	—	—	—	—	—	—	—	—	20.78	18.34
JHLICO Independence Pref. No. of Units	—	—	—	—	—	—	—	—	287,704	366,383
JHVLICO Independence Pref. No. of Units	—	—	—	—	—	—	—	—	846,277	1,014,289

Indep, Ind 2000 and Ind Pref

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
Large Mid Cap Value Trust—NAV Shares (units first credited 05-01-2005)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	12.50	—	—
Value at End of Year	—	—	—	—	—	—	—	15.76	—	—
JHVLICO Independence 2000 No. of Units	—	—	—	—	—	—	—	845	—	—
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	12.50	—	—
Value at End of Year	—	—	—	—	—	—	—	15.67	—	—
JHLICO Independence Pref. No. of Units	—	—	—	—	—	—	—	259	—	—
Lifestyle Balanced Trust—NAV Shares (units first credited 11-07-2008)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year	33.21	33.46	30.35	23.51	23.77	—	—	—	—	—
Value at End of Year	36.65	33.21	33.46	30.35	23.51	—	—	—	—	—
Independence No. of Units	2,898,102	3,391,451	4,024,285	4,705,943	5,830,379	—	—	—	—	—
JHLICO Independence 2000 No. of Units	42,922	50,637	58,641	73,486	90,038	—	—	—	—	—
JHVLICO Independence 2000 No. of Units	258,850	313,653	443,083	525,927	656,584	—	—	—	—	—
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year	23.63	23.83	21.64	16.78	16.97	—	—	—	—	—
Value at End of Year	26.05	23.63	23.83	21.64	16.78	—	—	—	—	—
JHLICO Independence Pref. No. of Units	472,102	554,301	640,805	739,155	901,396	—	—	—	—	—
JHVLICO Independence Pref. No. of Units	958,905	1,135,983	1,385,445	1,658,141	2,018,650	—	—	—	—	—
Managed Fund (merged into Managed Trust eff 04-29-2005)—NAV Shares (units first credited 05-01-1998)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	26.52	22.60
Value at End of Year	—	—	—	—	—	—	—	—	28.29	26.52
Independence No. of Units	—	—	—	—	—	—	—	—	11,276,519	13,097,870
JHLICO Independence 2000 No. of Units	—	—	—	—	—	—	—	—	239,192	264,822
JHVLICO Independence 2000 No. of Units	—	—	—	—	—	—	—	—	1,823,078	2,093,425
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	19.02	16.23
Value at End of Year	—	—	—	—	—	—	—	—	20.27	19.02
JHLICO Independence Pref. No. of Units	—	—	—	—	—	—	—	—	2,219,209	2,526,193
JHVLICO Independence Pref. No. of Units	—	—	—	—	—	—	—	—	5,075,554	6,031,356
Managed Trust (merged into Lifestyle Balanced Trust eff 11-07-2008)—NAV Shares (units first credited 04-29-2005)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	30.37	28.65	27.69	—	—
Value at End of Year	—	—	—	—	—	30.53	30.37	28.65	—	—
Independence No. of Units	—	—	—	—	—	7,111,650	8,266,576	9,802,382	—	—
JHLICO Independence 2000 No. of Units	—	—	—	—	—	115,824	154,172	207,369	—	—
JHVLICO Independence 2000 No. of Units	—	—	—	—	—	865,461	1,119,191	1,507,743	—	—
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	21.72	20.51	19.83	—	—
Value at End of Year	—	—	—	—	—	21.81	21.72	20.51	—	—
JHLICO Independence Pref. No. of Units	—	—	—	—	—	1,164,431	1,397,782	1,837,557	—	—
JHVLICO Independence Pref. No. of Units	—	—	—	—	—	2,603,525	3,273,666	4,112,133	—	—

Indep, Ind 2000 and Ind Pref

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
Mid Cap Growth (replaced by Mid Cap Stock Trust eff 04-29-2005)—NAV Shares (units first credited 05-01-1998)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	23.16	15.99
Value at End of Year	—	—	—	—	—	—	—	—	25.51	23.16
Independence No. of Units	—	—	—	—	—	—	—	—	342,864	403,648
JHLICO Independence 2000 No. of Units	—	—	—	—	—	—	—	—	12,422	12,055
JHVLICO Independence 2000 No. of Units	—	—	—	—	—	—	—	—	90,330	118,316
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	22.98	15.89
Value at End of Year	—	—	—	—	—	—	—	—	25.28	22.98
JHLICO Independence Pref. No. of Units	—	—	—	—	—	—	—	—	418,041	497,988
JHVLICO Independence Pref. No. of Units	—	—	—	—	—	—	—	—	915,254	1,068,470
Mid Cap Stock Trust—NAV Shares (units first credited 04-29-2005)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year	31.65	35.33	29.12	22.46	40.49	33.22	29.64	25.51	—	—
Value at End of Year	38.19	31.65	35.33	29.12	22.46	40.49	33.22	29.64	—	—
Independence No. of Units	102,392	116,508	129,115	146,516	186,188	250,854	268,903	301,613	—	—
JHLICO Independence 2000 No. of Units	3,310	3,315	4,111	4,094	6,788	7,628	8,462	11,525	—	—
JHVLICO Independence 2000 No. of Units	15,693	20,536	25,013	27,202	37,362	52,291	62,360	75,084	—	—
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year	31.15	34.82	28.72	22.17	40.02	32.87	29.35	25.28	—	—
Value at End of Year	37.55	31.15	34.82	28.72	22.17	40.02	32.87	29.35	—	—
JHLICO Independence Pref. No. of Units	114,138	134,684	157,687	185,955	218,037	259,642	299,715	355,047	—	—
JHVLICO Independence Pref. No. of Units	260,159	295,780	351,332	398,381	464,492	562,655	683,924	790,124	—	—
Mid Cap Value B Fund (formerly Small MidCap CORE Fund) (merged into Mid Value Trust eff 04-29-2005)—NAV Shares (units first credited 05-01-1998)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	15.57	10.87
Value at End of Year	—	—	—	—	—	—	—	—	18.23	15.57
Independence No. of Units	—	—	—	—	—	—	—	—	44,138	25,177
JHLICO Independence 2000 No. of Units	—	—	—	—	—	—	—	—	17,920	17,320
JHVLICO Independence 2000 No. of Units	—	—	—	—	—	—	—	—	86,925	88,445
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	15.49	10.83
Value at End of Year	—	—	—	—	—	—	—	—	18.12	15.49
JHLICO Independence Pref. No. of Units	—	—	—	—	—	—	—	—	18,719	25,310
JHVLICO Independence Pref. No. of Units	—	—	—	—	—	—	—	—	80,218	73,479
Mid Value Trust—NAV Shares (units first credited 04-29-2005)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year	22.68	24.16	21.09	14.62	22.70	22.90	19.30	18.23	—	—
Value at End of Year	26.74	22.68	24.16	21.09	14.62	22.70	22.90	19.30	—	—
Independence No. of Units	15,974	17,115	22,063	29,562	29,011	43,743	50,271	49,851	—	—
JHLICO Independence 2000 No. of Units	2,574	2,662	3,678	3,821	6,728	10,515	11,013	16,899	—	—
JHVLICO Independence 2000 No. of Units	18,770	21,179	25,462	28,262	40,432	55,393	72,070	86,288	—	—

Indep, Ind 2000 and Ind Pref

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year	22.39	23.87	20.86	14.48	22.50	22.72	19.16	18.12	—	—
Value at End of Year	26.37	22.39	23.87	20.86	14.48	22.50	22.72	19.16	—	—
JHLICO Independence Pref. No. of Units	10,112	11,313	13,191	15,286	13,895	20,324	21,579	21,079	—	—
JHVLICO Independence Pref. No. of Units	23,048	27,157	32,632	31,623	35,697	48,259	61,816	67,082	—	—
Money Market Fund (replaced by Money Market Trust B eff 04-29-2005)—NAV Shares (units first credited 05-01-1996)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	14.88	14.95
Value at End of Year	—	—	—	—	—	—	—	—	14.84	14.88
Independence No. of Units	—	—	—	—	—	—	—	—	1,014,707	1,400,335
JHLICO Independence 2000 No. of Units	—	—	—	—	—	—	—	—	113,508	156,724
JHVLICO Independence 2000 No. of Units	—	—	—	—	—	—	—	—	630,501	863,744
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	12.85	12.93
Value at End of Year	—	—	—	—	—	—	—	—	12.80	12.85
JHLICO Independence Pref. No. of Units	—	—	—	—	—	—	—	—	356,189	545,660
JHVLICO Independence Pref. No. of Units	—	—	—	—	—	—	—	—	1,133,136	1,664,927
Money Market Trust B—NAV Shares (units first credited 04-29-2005)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year	15.62	15.83	16.04	16.19	16.08	15.55	15.06	14.84	—	—
Value at End of Year	15.41	15.62	15.83	16.04	16.19	16.08	15.55	15.06	—	—
Independence No. of Units	385,317	368,102	456,032	536,532	849,037	677,822	748,782	770,370	—	—
JHLICO Independence 2000 No. of Units	30,490	30,977	30,673	40,075	38,969	48,035	72,712	72,158	—	—
JHVLICO Independence 2000 No. of Units	108,765	133,813	163,948	214,461	294,295	323,625	383,890	461,811	—	—
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year	13.38	13.57	13.77	13.91	13.83	13.39	12.98	12.80	—	—
Value at End of Year	13.19	13.38	13.57	13.77	13.91	13.83	13.39	12.98	—	—
JHLICO Independence Pref. No. of Units	116,924	123,180	163,802	200,123	284,961	238,794	260,318	297,610	—	—
JHVLICO Independence Pref. No. of Units	213,048	287,116	363,065	477,488	594,401	589,702	645,439	796,818	—	—
Overseas Equity B Fund (formerly International Opportunities Fund)(merged into Overseas Equity Trust eff 04-29-2005) NAV Shares (units first credited 05-01-1996)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	10.87	8.33
Value at End of Year	—	—	—	—	—	—	—	—	11.90	10.87
Independence No. of Units	—	—	—	—	—	—	—	—	351,741	124,638
JHLICO Independence 2000 No. of Units	—	—	—	—	—	—	—	—	66,621	21,118
JHVLICO Independence 2000 No. of Units	—	—	—	—	—	—	—	—	380,127	181,416
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	10.78	8.27
Value at End of Year	—	—	—	—	—	—	—	—	11.79	10.78
JHLICO Independence Pref. No. of Units	—	—	—	—	—	—	—	—	197,392	118,334
JHVLICO Independence Pref. No. of Units	—	—	—	—	—	—	—	—	558,721	318,661

Indep, Ind 2000 and Ind Pref

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
Overseas Equity C Fund (formerly Emerging Markets Equity)(merged into Overseas Equity B Fund eff 11-01-2004)—NAV Shares (units first credited 05-01-1998)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	8.57
Value at End of Year	—	—	—	—	—	—	—	—	—	13.25
Independence No. of Units	—	—	—	—	—	—	—	—	—	151,584
JHLICO Independence 2000 No. of Units	—	—	—	—	—	—	—	—	—	24,202
JHVLICO Independence 2000 No. of Units	—	—	—	—	—	—	—	—	—	146,231
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	8.53
Value at End of Year	—	—	—	—	—	—	—	—	—	13.19
JHLICO Independence Pref. No. of Units	—	—	—	—	—	—	—	—	—	60,830
JHVLICO Independence Pref. No. of Units	—	—	—	—	—	—	—	—	—	117,346
Overseas Equity Fund (merged into Overseas Equity B Fund eff 11-01-2004)—NAV Shares (units first credited 05-01-1998)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	9.86
Value at End of Year	—	—	—	—	—	—	—	—	—	13.60
Independence No. of Units	—	—	—	—	—	—	—	—	—	38,138
JHLICO Independence 2000 No. of Units	—	—	—	—	—	—	—	—	—	11,951
JHVLICO Independence 2000 No. of Units	—	—	—	—	—	—	—	—	—	50,135
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	9.80
Value at End of Year	—	—	—	—	—	—	—	—	—	13.49
JHLICO Independence Pref. No. of Units	—	—	—	—	—	—	—	—	—	40,657
JHVLICO Independence Pref. No. of Units	—	—	—	—	—	—	—	—	—	141,164
Overseas Equity Trust (merged into International Value Trust eff 05-03-2010)—NAV Shares (units first credited 04-29-2005)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	10.40	18.20	16.40	13.89	11.90	—	—
Value at End of Year	—	—	—	13.42	10.40	18.20	16.40	13.89	—	—
Independence No. of Units	—	—	—	149,192	187,079	241,623	263,944	273,867	—	—
JHLICO Independence 2000 No. of Units	—	—	—	39,158	42,275	46,395	52,891	55,403	—	—
JHVLICO Independence 2000 No. of Units	—	—	—	126,588	166,060	221,725	262,741	319,573	—	—
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year	—	—	—	10.27	17.99	16.23	13.76	11.79	—	—
Value at End of Year	—	—	—	13.24	10.27	17.99	16.23	13.76	—	—
JHLICO Independence Pref. No. of Units	—	—	—	80,590	90,706	117,487	128,193	159,078	—	—
JHVLICO Independence Pref. No. of Units	—	—	—	211,225	259,676	310,553	375,216	458,016	—	—
Real Estate Equity Fund (replaced by Real Estate Securities Trust eff 04-29-2005)—NAV Shares (units first credited 05-01-1998)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	36.76	27.23
Value at End of Year	—	—	—	—	—	—	—	—	49.48	36.76
Independence No. of Units	—	—	—	—	—	—	—	—	796,534	912,023
JHLICO Independence 2000 No. of Units	—	—	—	—	—	—	—	—	14,053	13,341
JHVLICO Independence 2000 No. of Units	—	—	—	—	—	—	—	—	95,099	82,018

Indep, Ind 2000 and Ind Pref

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	24.93	18.49
Value at End of Year	—	—	—	—	—	—	—	—	33.53	24.93
JHLICO Independence Pref. No. of Units	—	—	—	—	—	—	—	—	119,084	136,839
JHVLICO Independence Pref. No. of Units	—	—	—	—	—	—	—	—	401,143	453,810
Real Estate Securities Trust—NAV Shares (units first credited 04-29-2005)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year	65.68	60.79	47.71	37.14	62.16	74.65	54.79	49.48	—	—
Value at End of Year	76.00	65.68	60.79	47.71	37.14	62.16	74.65	54.79	—	—
Independence No. of Units	211,473	249,906	295,593	337,898	400,483	492,176	607,764	693,778	—	—
JHLICO Independence 2000 No. of Units	2,855	5,569	5,796	5,763	6,637	9,363	11,994	14,262	—	—
JHVLICO Independence 2000 No. of Units	13,635	15,604	18,887	23,407	28,607	41,386	65,056	77,582	—	—
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year	44.19	40.94	32.17	25.07	41.99	50.48	37.09	33.53	—	—
Value at End of Year	51.09	44.19	40.94	32.17	25.07	41.99	50.48	37.09	—	—
JHLICO Independence Pref. No. of Units	31,888	37,724	42,048	46,547	52,954	69,142	89,284	106,754	—	—
JHVLICO Independence Pref. No. of Units	96,788	107,566	125,550	146,992	171,030	224,654	278,606	339,595	—	—
Short Term Government Income Trust—NAV Shares (units first credited 05-03-2010)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year	15.67	15.45	14.75	—	—	—	—	—	—	—
Value at End of Year	15.64	15.67	15.45	—	—	—	—	—	—	—
Independence No. of Units	45,078	55,726	61,951	—	—	—	—	—	—	—
JHLICO Independence 2000 No. of Units	19,190	23,463	26,096	—	—	—	—	—	—	—
JHVLICO Independence 2000 No. of Units	36,250	42,328	55,299	—	—	—	—	—	—	—
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year	15.43	15.23	14.55	—	—	—	—	—	—	—
Value at End of Year	15.38	15.43	15.23	—	—	—	—	—	—	—
JHLICO Independence Pref. No. of Units	45,993	52,815	59,954	—	—	—	—	—	—	—
JHVLICO Independence Pref. No. of Units	91,414	106,123	123,262	—	—	—	—	—	—	—
Short-Term Bond Fund (merged into Short-Term Bond Trust eff 04-29-2005)—NAV Shares (units first credited 05-01-1998)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	14.84	14.64
Value at End of Year	—	—	—	—	—	—	—	—	14.84	14.84
Independence No. of Units	—	—	—	—	—	—	—	—	234,407	253,982
JHLICO Independence 2000 No. of Units	—	—	—	—	—	—	—	—	46,435	51,380
JHVLICO Independence 2000 No. of Units	—	—	—	—	—	—	—	—	259,370	293,615
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	14.72	14.54
Value at End of Year	—	—	—	—	—	—	—	—	14.71	14.72
JHLICO Independence Pref. No. of Units	—	—	—	—	—	—	—	—	231,335	295,466
JHVLICO Independence Pref. No. of Units	—	—	—	—	—	—	—	—	495,180	608,847

Indep, Ind 2000 and Ind Pref

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
Short-Term Bond Trust (merged into Short Term Government Income Trust eff 05-03-2010)—NAV Shares (units first credited 04-29-2005)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	12.55	15.69	15.41	14.95	14.84	—	—
Value at End of Year	—	—	—	14.75	12.55	15.69	15.41	14.95	—	—
Independence No. of Units	—	—	—	65,946	81,253	105,861	127,328	200,442	—	—
JHLICO Independence 2000 No. of Units	—	—	—	21,584	26,223	29,364	37,329	38,420	—	—
JHVLICO Independence 2000 No. of Units	—	—	—	72,709	91,438	118,501	163,883	229,836	—	—
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year	—	—	—	12.39	15.51	15.25	14.80	14.71	—	—
Value at End of Year	—	—	—	14.55	12.39	15.51	15.25	14.80	—	—
JHLICO Independence Pref. No. of Units	—	—	—	66,372	72,010	104,718	119,485	178,020	—	—
JHVLICO Independence Pref. No. of Units	—	—	—	146,317	184,721	237,428	292,637	372,949	—	—
Small Cap Emerging Growth Fund (merged into Small Cap Growth Trust eff 04-29-2005)—NAV Shares (units first credited 05-01-1998)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	10.59	7.22
Value at End of Year	—	—	—	—	—	—	—	—	11.43	10.59
Independence No. of Units	—	—	—	—	—	—	—	—	546,077	154,606
JHLICO Independence 2000 No. of Units	—	—	—	—	—	—	—	—	114,791	29,328
JHVLICO Independence 2000 No. of Units	—	—	—	—	—	—	—	—	743,476	257,058
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	10.51	7.17
Value at End of Year	—	—	—	—	—	—	—	—	11.33	10.51
JHLICO Independence Pref. No. of Units	—	—	—	—	—	—	—	—	373,202	149,292
JHVLICO Independence Pref. No. of Units	—	—	—	—	—	—	—	—	1,103,156	432,491
Small Cap Growth Fund (merged into Small Cap Emerging Growth Fund eff 11-01-2004)—NAV Shares (units first credited 05-01-1998)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	9.72
Value at End of Year	—	—	—	—	—	—	—	—	—	12.25
Independence No. of Units	—	—	—	—	—	—	—	—	—	445,109
JHLICO Independence 2000 No. of Units	—	—	—	—	—	—	—	—	—	78,552
JHVLICO Independence 2000 No. of Units	—	—	—	—	—	—	—	—	—	545,930
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	9.65
Value at End of Year	—	—	—	—	—	—	—	—	—	12.16
JHLICO Independence Pref. No. of Units	—	—	—	—	—	—	—	—	—	279,531
JHVLICO Independence Pref. No. of Units	—	—	—	—	—	—	—	—	—	793,470

Indep, Ind 2000 and Ind Pref

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
Small Cap Growth Trust—NAV Shares (units first credited 04-29-2005)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year	14.56	15.84	13.15	9.92	16.64	14.80	13.23	12.11	—	—
Value at End of Year	16.73	14.56	15.84	13.15	9.92	16.64	14.80	13.23	—	—
Independence No. of Units	154,723	171,096	190,602	218,189	260,966	322,790	371,281	425,081	—	—
JHLICO Independence 2000 No. of Units	42,446	48,179	51,282	54,143	60,160	70,312	89,172	100,131	—	—
JHVLICO Independence 2000 No. of Units	163,564	191,370	225,291	268,285	320,586	404,284	504,084	615,936	—	—
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year	14.33	15.61	12.97	9.79	16.44	14.64	13.10	12.01	—	—
Value at End of Year	16.45	14.33	15.61	12.97	9.79	16.44	14.64	13.10	—	—
JHLICO Independence Pref. No. of Units	103,439	111,068	125,897	154,288	176,798	228,216	259,909	307,214	—	—
JHVLICO Independence Pref. No. of Units	244,576	284,941	330,921	379,383	463,095	597,209	706,620	880,321	—	—
Small Cap Value Fund (merged into Small Cap Value Trust eff 04-29-2005)—NAV Shares (units first credited 05-01-2000)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	16.79	12.34
Value at End of Year	—	—	—	—	—	—	—	—	20.76	16.79
Independence No. of Units	—	—	—	—	—	—	—	—	285,849	285,048
JHLICO Independence 2000 No. of Units	—	—	—	—	—	—	—	—	32,186	30,306
JHVLICO Independence 2000 No. of Units	—	—	—	—	—	—	—	—	186,215	215,996
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	16.73	12.31
Value at End of Year	—	—	—	—	—	—	—	—	20.66	16.73
JHLICO Independence Pref. No. of Units	—	—	—	—	—	—	—	—	75,711	82,267
JHVLICO Independence Pref. No. of Units	—	—	—	—	—	—	—	—	201,530	205,454
Small Cap Value Trust—NAV Shares (units first credited 04-29-2005)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year	28.94	29.02	23.33	18.37	25.20	26.32	22.37	20.76	—	—
Value at End of Year	33.05	28.94	29.02	23.33	18.37	25.20	26.32	22.37	—	—
Independence No. of Units	48,386	61,118	78,477	94,338	119,769	146,976	209,924	241,367	—	—
JHLICO Independence 2000 No. of Units	7,960	11,737	13,167	19,849	22,869	27,734	34,983	35,143	—	—
JHVLICO Independence 2000 No. of Units	23,281	27,082	40,515	49,451	68,357	94,037	125,355	193,807	—	—
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year	28.61	28.71	23.10	18.21	25.00	26.14	22.24	20.66	—	—
Value at End of Year	32.63	28.61	28.71	23.10	18.21	25.00	26.14	22.24	—	—
JHLICO Independence Pref. No. of Units	19,779	23,166	27,875	28,363	38,814	56,671	65,347	66,722	—	—
JHVLICO Independence Pref. No. of Units	38,206	43,261	54,118	59,877	71,119	106,018	143,002	161,064	—	—

Indep, Ind 2000 and Ind Pref

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
Total Bond Market Trust B (formerly Bond Index Trust B)—NAV Shares (units first credited 04-29-2005)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year	17.07	16.08	15.32	14.61	14.01	13.26	12.92	12.50	—	—
Value at End of Year	17.52	17.07	16.08	15.32	14.61	14.01	13.26	12.92	—	—
Independence No. of Units	62,629	68,869	74,721	94,933	84,777	82,976	103,983	128,571	—	—
JHLICO Independence 2000 No. of Units	7,071	7,975	8,152	8,618	11,063	19,120	25,798	29,993	—	—
JHVLICO Independence 2000 No. of Units	37,239	47,892	46,001	57,115	72,574	71,000	86,426	136,632	—	—
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year	16.84	15.89	15.15	14.47	13.88	13.15	12.83	12.50	—	—
Value at End of Year	17.27	16.84	15.89	15.15	14.47	13.88	13.15	12.83	—	—
JHLICO Independence Pref. No. of Units	21,104	20,890	26,546	27,425	34,078	30,498	24,329	38,084	—	—
JHVLICO Independence Pref. No. of Units	50,997	62,499	72,488	80,690	88,224	91,001	116,839	147,357	—	—
Ultra Short Term Bond Trust—NAV Shares (units first credited 04-29-2013)
Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	—
Value at End of Year	—	—	—	—	—	—	—	—	—	—
Independence No. of Units	—	—	—	—	—	—	—	—	—	—
JHLICO Independence 2000 No. of Units	—	—	—	—	—	—	—	—	—	—
JHVLICO Independence 2000 No. of Units	—	—	—	—	—	—	—	—	—	—
Independence Preferred Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	—
Value at End of Year	—	—	—	—	—	—	—	—	—	—
JHLICO Independence Pref. No. of Units	—	—	—	—	—	—	—	—	—	—
JHVLICO Independence Pref. No. of Units	—	—	—	—	—	—	—	—	—	—

To obtain a John Hancock Variable Annuity

Statement of Additional Information (“SAI”)

Send this request to:

John Hancock Variable Annuity SAI

John Hancock Annuities Service Center

P.O. Box 55444

Boston, MA 02205-5444

cut along dotted line

Please send me the Statement of Additional Information dated April 29, 2013, for:

☐	INDEPENDENCE VARIABLE ANNUITY, funded in John Hancock Life Insurance Company (U.S.A.) Separate Account W (formerly John Hancock Variable Annuity Account U)

☐	INDEPENDENCE 2000 VARIABLE ANNUITY, funded in John Hancock Life Insurance Company (U.S.A.) Separate Account R (formerly John Hancock Variable Annuity Account I)

☐	INDEPENDENCE 2000 VARIABLE ANNUITY, funded in John Hancock Life Insurance Company (U.S.A.) Separate Account X (formerly John Hancock Variable Annuity Account V)

☐	INDEPENDENCE PREFERRED VARIABLE ANNUITY, funded in John Hancock Life Insurance Company (U.S.A.) Separate Account R (formerly John Hancock Variable Annuity Account I)

☐	INDEPENDENCE PREFERRED VARIABLE ANNUITY, funded in John Hancock Life Insurance Company (U.S.A.) Separate Account X (formerly John Hancock Variable Annuity Account V)

We will mail the Statement of Additional Information applicable to Contracts with the address of record written below. If no Contracts are listed with the address of record written below, we may be unable to fulfill the request.

Name

Address

City	State	Zip

PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

Statement of Additional Information

Dated April 29, 2013

Statement of Additional Information

John Hancock Life Insurance Company (U.S.A.) Separate Account X

This Statement of Additional Information is not a Prospectus. This Statement of Additional Information should be read in conjunction with the Prospectuses dated the same date as this Statement of Additional Information. This Statement of Additional Information describes additional information regarding the variable portion of the deferred combination fixed and variable annuity contracts (singly, a “Contract and collectively, the “Contracts” issued by JOHN HANCOCK LIFE INSURANCE COMPANY (“JHLICO”) and subsequently assumed by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) in all jurisdictions as follows:

Related JHLICO–Issued Variable Annuity Prospectuses

(to be read with this Statement of Additional Information)

Independence 2000 Variable Annuity

Independence Preferred Variable Annuity

Unless otherwise specified, “we,” “us,” “our,” or a “Company” refers to John Hancock USA.

You may obtain a copy of the Prospectuses listed above by contacting us at the following addresses:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

John Hancock Annuities Service Center	Mailing Address
27 DryDock Avenue, Suite 3	P.O. Box 55444
Boston, MA 02210-2382	Boston, MA 02205-5444
(800) 344-1029	www.jhannuities.com

JHUSA SEP ACCT X 04/13

ii

General Information and History

John Hancock Life Insurance Company (U.S.A.) Separate Account X (formerly known as John Hancock Variable Annuity Account V) (the “Separate Account”) is a separate investment account of John Hancock Life Insurance Company (U.S.A.) and was established on May 11, 1987 as a separate account of John Hancock Life Insurance Company (“JHLICO”). Your Contract was issued by JHLICO. In this Statement of Additional Information, John Hancock Life Insurance Company (U.S.A.) is referred to as “John Hancock USA” and also referred to as “we,” “us,” “our,” or the “Company” in its role as successor to JHLICO. Effective December 31, 2009, we entered into a merger agreement with JHLICO and John Hancock Variable Life Insurance Company (“JHVLICO”) and assumed legal ownership of all of the assets of JHLICO and JHVLICO, including those assets related to the separate account that currently funds your Contract: John Hancock Life Insurance Company (U.S.A.) Separate Account X (formerly John Hancock Variable Annuity Account V). Effective at the time of the merger, we became the depositor of John Hancock Life Insurance Company (U.S.A.) Separate Account X (the “Separate Account”).

Except for the succession of John Hancock USA as the depositor for the Separate Account and to the liabilities and obligations arising under the Contracts, the merger did not affect the Separate Account or any provisions of, any rights and obligations under, or any of your allocations among investment options under, the Contracts. We will continue to administer and service inforce contracts of JHLICO and JHVLICO in all jurisdictions where issued and will assume the direct responsibility for the payment of all claims and benefits and other obligations under these contracts.

We are a stock life insurance company and are currently licensed in the District of Columbia and all states of the United States except New York.

We were incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan on December 30, 1992. Our Michigan office is located at 201 Townsend Street, Suite 900, Lansing, Michigan 48933. Our principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2382. Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of John Hancock USA and its subsidiaries.

Our financial statements which are included in this Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

Accumulation Unit Value Tables

The Accumulation Unit Value Tables are located in Appendix U of the Prospectus.

Services

Independent Registered Public Accounting Firm

The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2012 and 2011, and for each of the three years in the period ended December 31, 2012, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account X (formerly, John Hancock Variable Annuity Account V of John Hancock Life Insurance Company) at December 31, 2012, and for each of the two years in the period ended December 31, 2012, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Servicing Agent

Computer Sciences Corporation Financial Services Group (“CSC FSG”) provides to us a computerized data processing recordkeeping system for variable and fixed annuity administration. CSC FSG provides various daily, semimonthly, monthly, semiannual and annual reports including:

•	daily updates on accumulation unit values, variable annuity participants and transactions, and agent production and commissions;

•	semimonthly commission statements;

•	monthly summaries of agent production and daily transaction reports;

•	semiannual statements for Contract Owners; and

•	annual Contract Owner tax reports.

We pay CSC FSG approximately $7.80 per Contract per year, plus certain other fees for the services provided.

1

Principal Underwriter

John Hancock Distributors, LLC (“JH Distributors”), an indirect wholly owned subsidiary of Manulife Financial Corporation, now serves as principal underwriter of the Contract interests described in the respective prospectuses. These Contract interests are offered on a continuous basis. Prior to May 1, 2006, Signator Investors, Inc. (“Signator”), a subsidiary of JHLICO, served as the principal underwriter of the Contracts. The aggregate dollar amounts of underwriting commissions paid to JH Distributors in 2012, 2011, and 2010 were $309,982,088, $353,245,024, and $369,132,052, respectively.

Compensation

The Contracts are primarily sold through selected firms. The Contracts’ principal distributor, JH Distributors, and its affiliates (collectively, “JHD”) pay compensation to broker-dealers (firms) for the promotion, sale and servicing of the Contracts. The compensation JHD pays may vary depending on each firm’s selling agreement and the specific Contract(s) distributed by the firm, but compensation (inclusive of wholesaler overrides and expense allowances) paid to the firms for sale of the Contracts and ongoing services to Contract Owners is not expected to exceed the standard compensation amounts referenced in the Prospectus for the applicable Contract. The amount and timing of this compensation may differ among firms.

The financial advisor through whom your Contract is sold is a registered representative of a broker-dealer, and as such will be compensated pursuant to that registered representative’s own arrangement with his or her broker-dealer. The registered representative and the firm may have multiple options on how they wish to allocate their commissions and/or compensation. We are not involved in determining your financial advisor’s compensation. You are encouraged to ask your financial advisor about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with the sale of your Contract.

Compensation to firms for the promotion, sale and servicing of the Contracts is not paid directly by Contract owners, but we expect to recoup it through the fees and charges imposed under the Contract.

Signator Investors, Inc. may pay their respective registered representatives additional cash incentives in the form of bonus payments, expense payments, employment benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

State Variations Regarding Recognition of Same-Sex Couples

The Federal Defense of Marriage Act (“DOMA”) does not recognize civil unions or same-sex marriage. Therefore, the federal tax treatment available to spouses who fall within the definition of DOMA may not be available to civil union or same-sex marriage partners. However, the following table identifies the states that may, pursuant to state law, extend to civil union and same-sex marriage partners the same benefits (other than federal tax benefits) that are granted to spouses who fall within the definition of DOMA:

State	Type of Jurisdiction	Related Rule
California	Domestic Partnership	Grants nearly all state-level spousal rights to unmarried couples.
Colorado	Designated Beneficiary Agreements	May recognize spouses of civil unions from other jurisdictions.
Connecticut	Same-Sex Marriage
Delaware	Civil Union	Additional laws limit to man and woman only.
District of Columbia	Domestic Partnership, Same-Sex Marriage	Provides some state-level spousal rights to unmarried couples.
Hawaii	Domestic Partnership Civil Union	Provides some state-level spousal rights to unmarried couples. Additional laws limit to man and woman only.
Illinois	Civil Union	Additional laws limit to man and woman only.
Iowa	Same-Sex Marriage
Maine	Domestic Partnerships Same-Sex Marriage	Provides some state-level spousal rights to unmarried couples.
Maryland	Same-Sex Marriage	Recognizes spouses of same-sex marriages who were married in another jurisdiction.
Massachusetts	Same-Sex Marriage

2

State	Type of Jurisdiction	Related Rule
Nevada	Domestic Partnership	Grants nearly all state-level spousal rights to unmarried couples.
New Hampshire	Same-Sex Marriage
New Jersey	Civil Union	Also recognizes spouses of civil unions who were married in another jurisdiction.
Oregon	Domestic Partnership	Grants nearly all state-level spousal rights to unmarried couples.
Rhode Island	Civil Union	Recognizes spouses of civil unions and same-sex marriages who were married in another jurisdiction.
Vermont	Same-Sex Marriage
Washington	Domestic Partnership Same-Sex Marriage	Effective June 30, 2014 domestic partnerships in Washington will be limited to couples who are 62 years of age or older.
Wisconsin	Domestic Partnerships	Provides some state-level spousal rights to unmarried couples.

The table above is current only as of the date of this Statement of Additional Information. Please consult with your own qualified tax advisor for information on: (1) how federal tax rules may affect Contracts where civil union or same-sex marriage partners either singularly or jointly own the Contract, or are designated Annuitant(s), Beneficiary(ies) and/or Covered Person(s); and (2)  your state’s regulations regarding civil unions and same-sex marriages.

Additional Information on Section 403(b) Plans or

Tax-Sheltered Annuities

Restrictions on Section 403(b) Plans

Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

•	contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

•	earnings on those contributions; and

•	earnings after 1988 on amounts attributable to salary reduction contributions (and earnings on those contributions) held as of the last day of 1988.

These amounts can be paid only if the employee has reached age 59 1/2, separated from service, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions for elective contributions made after 1988; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to section 403(b)(7) custodial accounts may be subject to more stringent restrictions.

Exercise of the withdrawal right for each withdrawal under the Contract may be subject to the terms of the Section 403(b) Plan and may require the consent of the employer, the Plan administrator or the Plan sponsor, as well as the participant’s spouse, under section 403(b) of the Code and applicable Treasury Regulations.

In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with the withdrawal, your Contract may no longer be qualified under section 403(b), which may result in additional adverse tax consequences to you. Employer consent is not required when we have received documentation in a form acceptable to us confirming that you have reached age 59 1/2, separated from service, died or become disabled. (These limitations on withdrawals do not apply to the extent we are directed to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a section 403(b)(7) custodial account.)

3

Additional Information on Deferred Compensation Plans of State and

Local Governments and Tax-Exempt Organizations

Restrictions under the Texas Optional Retirement Program

Section 830.105 of the Texas Government Code permits participants in the Texas Optional Retirement Program (“ORP”) to withdraw their interest in a variable annuity contract issued under the ORP only upon:

•	termination of employment in all Texas public institutions of higher education;

•	retirement;

•	death; or

•	the participant’s turning age 70 1/2.

Accordingly, before you withdraw any amounts from the Contract, you must furnish proof to us that one of these four events has occurred. For these purposes a change of company providing ORP benefits or a participant’s transfer between institutions of higher education is not a termination of employment. Consequently there is no termination of employment when a participant in the ORP transfers the Contract Value to another Contract or another qualified custodian during the period of participation in the ORP.

Calculation of Annuity Payments

Calculation of Annuity Units

We use a measuring device called an “annuity unit” to help us compute the amount of each monthly payment that is based on a Variable Investment Option. Each Variable Investment Option has its own annuity unit with its own annuity unit value.

The number of the Contract’s annuity units for each Variable Investment Option normally doesn’t change while the payee continues to receive payments, unless the payee makes a transfer from one Variable Investment Option to another. The amount of each monthly annuity payment based on a Variable Investment Option equals the number of the Contract’s annuity units in that option times the value of one such unit as of the tenth day preceding the payment’s due date.

To compute the amount of the first annuity payment that is based on any Variable Investment Option, we first determine the amount of your Contract Value that we will apply to that Variable Investment Option. We do this as of 10 calendar days prior to the date the initial monthly annuity payment is due, in the manner described in the prospectus under “The annuity period – choosing fixed or variable annuity payments.”

For each Variable Investment Option, we then divide:

the resulting value (minus any premium tax charge) by $1,000 and multiply the result by

the applicable annuity purchase rate set forth in the Contract and reflecting (1) the age and, possibly, sex of the payee and (2) the assumed investment rate (discussed below)

This computation determines the amount of the initial monthly variable annuity payment to the annuitant from each Variable Investment Option.

4

We then determine the number of annuity units to be credited to the Contract from each of such Variable Investment Options by dividing:

the amount of the initial monthly variable annuity

payment from that Variable Annuity Option

by

the annuity unit value of that Variable
Investment Option as of 10 calendar days
prior to the date the initial payment is due

For example, assume that 10 days before the date of maturity, a Contract has credited to it 4000.000 accumulation units, each having a value of $12.000000. Assume, further, that the appropriate annuity purchase rate in the Contract for an assumed investment rate of 3 1/2% is $5.47 per $1000 of proceeds for the Annuity Option elected. The initial monthly annuity payment would be $262.56.

4000.000 × 12.000000 × 5.47

1,000

If the value of an annuity unit 10 days before the date of maturity was $1.4000000, the number of annuity units represented by the first and subsequent payments would be 187.543 ($262.56/$1.4000000). If the annuity unit value 10 days before the due date of the second monthly payment was $1.405000, the amount of the second payment would be $263.50 (187.543 × $1.405000).

Annuity Unit Values

The value of the annuity units varies from day to day, depending on the investment performance of the Variable Investment Option, the deductions made against the Variable Investment Option, and the assumed investment rate used in computing annuity unit values. Thus, the variable monthly annuity payments vary in amount from month to month.

We calculate annuity unit value separately for each Variable Investment Option. As of the close of each Business Day, we calculate the value of one annuity unit by

(1)	multiplying the immediately preceding annuity unit value by the sum of one plus the applicable net investment rate for the period subsequent to such preceding value and then

(2)

multiplying this product by an adjustment factor to neutralize the assumed investment rate used in determining the amounts of annuity payable. If your Contract has an assumed investment rate of 3 1/2% per year, the adjustment factor for a valuation period of one day would be 0.999905754. We neutralize the assumed investment rate by applying the adjustment factor so that the variable annuity payments will increase only if the actual net investment rate of the Variable Investment Option exceeds 3 1/2% per year and will decrease only if it is less than 3 1/2% per year.

The amount of the initial variable monthly payment is determined on the assumption that the actual net investment rate of each Variable Investment Option used in calculating the “net investment factor” (described below) will be equal on an annual basis to the “assumed investment rate” (described under “VIII. The Annuity Period – Variable Monthly Annuity Payments” in the Prospectus). If the actual net investment rate between the dates for determining two monthly annuity payments is greater than the assumed investment rate, the latter monthly payment will be larger in amount than the former. On the other hand, if the actual net investment rate between the dates for determining two monthly annuity payments is less than the assumed investment rate, the latter monthly payment will be smaller in amount than the former.

Mortality Tables

The mortality tables used as a basis for both variable and fixed annuity purchase rates are the 1983a Mortality Tables, with projections of mortality improvements and with certain age adjustments based on the contract year of annuitization. The mortality table used in a Contract purchased in connection with certain employer-related plans and used in all contracts issued in Montana will be the Female Annuity Table of the 1983a Mortality Tables. The impact of this change will be lower benefits (5% to 15%) from a male’s viewpoint than would otherwise be the case.

Additional Information about Determining Unit Values

The general manner in which we compute annuity unit values is discussed above. Like annuity unit values, we calculate accumulation unit values separately for each Variable Investment Option. As of the close of each business day, we calculate the value of one accumulation unit of a Variable Investment Option by multiplying the immediately preceding accumulation unit value by the sum of one plus the applicable “net investment rate” for the period subsequent to such preceding value. See “Net Investment Rate” below.

5

Net Investment Rate

For any period, the net investment rate for a Variable Investment Option equals

(1)	the percentage total investment return of the corresponding Portfolio for that period (assuming reinvestment of all dividends and other distributions from the Portfolio), less

(2)	for each calendar day in the period, a deduction of 0.003425% (the charge for mortality and expense risks) of the value of the Variable Investment Option at the beginning of the period, and less

(3)	a further adjustment in an appropriate amount if we ever elect to impose a charge for our income taxes.

Adjustment of Units and Values

We reserve the right to change the number and value of the accumulation units and/or annuity units credited to your contract, without notice, provided that strict equity is preserved and the change does not otherwise affect the benefits, provisions, or investment return of your contract.

Hypothetical Example Illustrating the Calculation of Accumulation Unit Values and Annuity Unit Values

Assume at the beginning of the period being considered, the value of a particular Variable Investment Option was $4,000,000. Investment income during the period totaled $2000, while capital gains were $3000 and capital losses were $1000. Assume also that we are not imposing any tax charge. Charges against the beginning value of the Variable Investment Option amount to $137.00 assuming a one day period. The $137.00 was computed by multiplying the beginning value of $4,000,000 by the factor 0.00003425. By substituting in the first formula above, the net investment rate is equal to $3863.00 ($2000 + $3000–$1000–$137.00) divided by $4,000,000 or 0.0009658.

Assume further that each accumulation unit had a value of $11.250000 on the previous Business Day, and the value of an annuity unit on such previous date was $1.0850000. Based upon the experience of the Variable Investment Option during the period, the value of an accumulation unit at the end of the period would be [$11.250000 × (1 + .0009658)] or $11.260865. The value of an annuity unit at the end of the period would be [$1.0850000 × (1 + .0009658) × .99990575] or $1.0859455. The final figure, .99990575, neutralizes the effect of a 3  1/2 % assumed investment rate so that the annuity unit’s change in value reflects only the actual investment experience of the Variable Investment Option.

Purchases and Redemptions of Portfolio Shares

The Company purchases and redeems Portfolio shares for the Account at their net asset value without any sales or redemption charges. Each available Portfolio issues its own separate series of Portfolio shares. Each such series represents an interest in one of the Portfolios of the Trusts, which corresponds to one of our Variable Investment Options. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same Portfolio at their net asset value as of the dates paid.

On each Business Day, the Separate Account purchases and redeems shares of each Portfolio for each Variable Investment Option based on, among other things, the amount of Purchase Payments allocated to that option, dividends reinvested, and transfers to, from and among Investment Options, all to be effected as of that date. Such purchases and redemptions are effective at the net asset value per Trust share for each Portfolio determined on that same date.

The Separate Account

In addition to the assets attributable to Contracts, the Separate Account may include amounts contributed by John Hancock USA or its predecessor, JHLICO to commence operations of a Variable Investment Option or an underlying Portfolio. From time to time these additional amounts may be transferred in cash by us to our General Account. Before any such transfer, we will consider any possible adverse impact the transfer might have on any Variable Investment Option. The assets of one Variable Investment Option are not necessarily legally insulated from liabilities associated with another Variable Investment Option.

Liability for Telephone Transfers

If you authorize telephone transfers, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone or fax instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include:

•	requiring personal identification,

•	tape recording calls, and

•	providing written confirmation to the Owner.

6

If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

Voting Privileges

Here’s the formula we use to determine the number of Portfolio shares as to which you may give instructions:

the total value of your accumulation units in a Variable Investment Option divided by the net asset value of 1 share of the corresponding class of the Portfolio’s shares

At a shareholders’ meeting, you may give instructions regarding:

(1)	the election of a Board of Trustees,

(2)	the ratification of the selection of independent auditors,

(3)	the approval of a Series Portfolio’s investment management agreements, and

(4)	other matters requiring a vote under the 1940 Act.

The annuitant or other payee will also be entitled to give voting instructions with respect to the Portfolio shares corresponding to any Variable Investment Option under which variable annuity payments are then being made. We determine the number of Portfolio shares for which the payee can give instructions by dividing the actuarially determined present value of the payee’s annuity units that correspond to that Portfolio by the net asset value of one share of that Portfolio. We vote any shares held by the Account that are not attributable to contracts or for which instructions from Owners are not received, in proportion to the instructions we have received from participants in the Account.

We will furnish you information and forms so that you may give voting instructions.

We may own Portfolio shares that we do not hold in any separate account whose participants are entitled to give voting instructions. We will vote such shares in proportion to the instructions we receive from all variable annuity contract and variable life insurance policy owners who give us instructions for that Portfolio’s shares (including owners who participate in separate accounts other than the Separate Account). The effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.

We have designed your voting privileges based upon our understanding of the requirements of the federal securities laws. If the applicable laws, regulations, or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements.

Legal and Regulatory Matters

There are no legal proceedings to which we, the Separate Account or the principal underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:

•	the Separate Account; or

•	the ability of the principal underwriter to perform its contract with the Separate Account; or

•	on our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.

7

APPENDIX A: Audited Financial Statements

A-1

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.)

For the Years Ended December 31, 2012, 2011, and 2010

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Report of Independent Registered Public Accounting Firm

The Board of Directors

John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying consolidated balance sheets of John Hancock Life Insurance Company (U.S.A.) (the Company) as of December 31, 2012 and 2011, and the related consolidated statements of operations, comprehensive income (loss), changes in shareholder’s equity, and cash flows for each of the three years in the period ended December 31, 2012. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of the Company at December 31, 2012 and 2011, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2012, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in 2012 the Company changed its method of accounting for costs relating to the acquisition of insurance contracts; in 2011 the Company changed its method of accounting for separate account assets; and in 2010 the Company changed its method of accounting and reporting for variable interest entities.

/s/ Ernst & Young LLP

Boston, Massachusetts

March 27, 2013

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS

	December 31,
	2012	2011

	(in millions)
Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2012—$58,066; 2011—$63,649)	$64,996	$69,225
Held-for-trading—at fair value (amortized cost: 2012—$1,351; 2011—$1,420) (includes variable interest entity assets of $62 and $177 at December 31, 2012 and 2011, respectively)	1,441	1,477
Equity securities:
Available-for-sale—at fair value (amortized cost: 2012—$294; 2011—$358)	386	439
Held-for-trading—at fair value (amortized cost: 2012—$123; 2011—$97)	130	97
Mortgage loans on real estate	13,192	13,974
Investment real estate, agriculture, and timber	5,316	4,304
Policy loans	5,264	5,220
Short-term investments	2,166	1,618
Other invested assets	4,887	4,501

Total Investments	97,778	100,855
Cash and cash equivalents (includes variable interest entity assets of $8 and $18 at December 31, 2012 and 2011, respectively)	3,511	3,296
Accrued investment income (includes variable interest entity assets of $1 and $3 at December 31, 2012 and 2011, respectively)	1,039	1,065
Goodwill	953	953
Value of business acquired	1,196	1,321
Deferred policy acquisition costs and deferred sales inducements	5,913	6,298
Amounts due from and held for affiliates	3,805	3,808
Intangible assets	1,250	1,270
Reinsurance recoverable	12,812	11,263
Derivative assets	11,853	11,953
Current income tax receivable	135	20
Amounts on deposit with reinsurers	6,763	-
Other assets	2,740	2,444
Separate account assets	140,626	129,326

Total Assets	$290,374	$273,872

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS – (CONTINUED)

	December 31,
	2012	2011

	(in millions)
Liabilities and Shareholder’s Equity
Liabilities
Future policy benefits	$92,264	$88,989
Policyholders’ funds	6,788	7,162
Unearned revenue	1,466	1,966
Unpaid claims and claim expense reserves	1,269	1,445
Policyholder dividends payable	497	558
Amounts due to affiliates	2,490	2,556
Short-term debt	14	11
Long-term debt (includes variable interest entity liabilities of $47 and $139 at December 31, 2012 and 2011, respectively)	520	627
Consumer notes	716	819
Deferred income tax liability	4,218	3,922
Coinsurance funds withheld	6,275	5,452
Payables for collateral on derivatives	2,126	1,446
Derivative liabilities (includes variable interest entity liabilities of $0 and $4 at December 31, 2012 and 2011, respectively)	8,439	7,813
Other liabilities (includes variable interest entity liabilities of $3 and $4 at December 31, 2012 and 2011, respectively)	4,006	4,163
Separate account liabilities	140,626	129,326

Total Liabilities	271,714	256,255

Commitments, Guarantees, Contingencies, and Legal Proceedings

Shareholder’s Equity
Preferred stock ($1.00 par value; 50,000,000 shares authorized; 100,000 shares issued and outstanding at December 31, 2012 and 2011)	-	-
Common stock ($1.00 par value; 50,000,000 shares authorized; 4,728,939 shares issued and outstanding at December 31, 2012 and 2011)	5	5
Additional paid-in capital	12,790	12,789
Retained earnings	247	406
Accumulated other comprehensive income	5,405	4,158

Total Company Shareholder’s Equity	18,447	17,358
Noncontrolling interests	213	259

Total Shareholder’s Equity	18,660	17,617

Total Liabilities and Shareholder’s Equity	$290,374	$273,872

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF OPERATIONS

	Years ended December 31,
	2012	2011	2010

	(in millions)
Revenues
Premiums	$2,799	$2,996	$3,632
Fee income	4,724	5,717	3,771
Net investment income	4,559	4,989	4,496
Net realized investment and other gains (losses):
Total other-than-temporary impairment losses	(125)	(93)	(176)
Portion of loss recognized in other comprehensive income	26	21	57

Net impairment losses recognized in earnings	(99)	(72)	(119)
Other net realized investment and other gains (losses)	(2,069)	3,207	201

Total net realized investment and other gains (losses)	(2,168)	3,135	82
Other revenue	143	124	200

Total revenues	10,057	16,961	12,181

Benefits and expenses
Benefits to policyholders	6,401	7,639	6,611
Policyholder dividends	663	811	846
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	1,385	2,841	682
Goodwill impairment	-	500	1,600
Other operating costs and expenses	2,374	6,313	3,230

Total benefits and expenses	10,823	18,104	12,969

Income (loss) before income taxes	(766)	(1,143)	(788)

Income tax expense (benefit)	(633)	(332)	176

Net income (loss)	(133)	(811)	(964)

Less: net income (loss) attributable to noncontrolling interests	26	44	36

Net income (loss) attributable to the Company	$(159)	$(855)	$(1,000)

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

	Years ended December 31,
	2012	2011	2010

	(in millions)
Net income (loss)	$(133)	$(811)	$(964)

Other comprehensive income (loss), net of tax
Change in unrealized investment gains (losses):
Unrealized investment gains (losses) arising during the period	1,544	1,937	1,291
Reclassification adjustment for (gains) losses realized in net income	(686)	(692)	(510)
Change in foreign currency translation adjustment	(50)	13	(53)
Change in pension and postretirement benefits:
Prior service cost	-	-	(2)
Net actuarial loss	-	-	9
Change in net unrealized gain on split-dollar life insurance benefit	-	-	2
Change in unrealized gains (losses) on derivative instruments designated as cash flow hedges:
Unrealized gains (losses) on the effective portion of the change in fair value of cash flow hedges	648	1,777	(37)
Reclassification of net cash flow hedge (gains) losses to net income	(209)	(59)	(129)
Transfer of certain pension and postretirement benefit plans to Parent	-	-	473

Total other comprehensive income (loss), net of tax	1,247	2,976	1,044

Total comprehensive income (loss)	$1,114	$2,165	$80

Income taxes included in other comprehensive income (loss)
Change in unrealized investment gains (losses):
Income tax expense (benefit) from unrealized investment gains arising during the period	831	1,044	696
Income tax (expense) benefit related to reclassification adjustment for gains realized in net income (loss)	(369)	(373)	(275)
Change in pension and postretirement benefits:
Income tax expense (benefit) related to change in prior service cost	-	-	(1)
Income tax expense (benefit) from change in net actuarial loss	-	-	5
Change in income tax expense (benefit) from change in net unrealized gain on split-dollar life insurance benefit	-	-	1
Change in unrealized gains (losses) on derivative instruments designated as cash flow hedges:
Income tax expense (benefit) from unrealized gains on the effective portion of the change in fair value cash flow hedges	349	957	(20)
Income tax (expense) benefit related to reclassification of net cash flow hedge gains to net income (loss)	(113)	(32)	(69)
Income tax expense (benefit) related to transfer of certain pension and postretirement benefit plans to Parent	-	-	255

Total income tax expense (benefit) in other comprehensive income (loss)	$698	$1,596	$592

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Shareholder’s Equity attributable to the Company	Non-controlling Interests	Total Shareholders’s Equity	Outstanding Shares

	(in millions, except for shares outstanding)							(in thousands)
Balance at January 1, 2010 (as previously reported)	$5	$12,427	$2,822	$129	$15,383	$193	$15,576	4,829
Cumulative effect of change in accounting principle, net of tax (Note 1)	-	-	(595)	9	(586)	-	(586)

Balance at January 1, 2010 (as currently reported)	$5	$12,427	$2,227	$138	$14,797	$193	$14,990	4,829
Net income (loss)	-	-	(1,000)	-	(1,000)	36	(964)
Other comprehensive income (loss), net of tax	-	-	-	571	571	-	571
Adoption of ASC 810, consolidation of variable interest entities	-	-	(2)	-	(2)	45	43
Share-based payments	-	12	-	-	12	-	12
Contributions from noncontrolling interests	-	-	-	-	-	23	23
Distributions to non-controlling interests	-	-	-	-	-	(52)	(52)
Transfer of certain pension and postretirement benefit plans to Parent	-	(13)	-	473	460	-	460
Capital contribution from Parent	-	350	-	-	350	-	350

Balance at December 31, 2010	$5	$12,776	$1,225	$1,182	$15,188	$245	$15,433	4,829

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY – (CONTINUED)

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Shareholder’s Equity attributable to the Company	Non-controlling Interests	Total Shareholders’s Equity	Outstanding Shares

	(in millions, except for shares outstanding)							(in thousands)
Balance at January 1, 2011	$5	$12,776	$1,225	$1,182	$15,188	$245	$15,433	4,829
Cumulative effect of change in accounting principle, net of tax (Note 1)	-	-	36	-	36	-	36

Balance at January 1, 2011	$5	$12,776	$1,261	$1,182	$15,224	$245	$15,469	4,829
Net income (loss)	-	-	(855)	-	(855)	44	(811)
Other comprehensive income (loss), net of tax	-	-	-	2,976	2,976	-	2,976
Share-based payments	-	13	-	-	13	-	13
Contributions from noncontrolling interests	-	-	-	-	-	64	64
Distributions to non-controlling interests	-	-	-	-	-	(94)	(94)

Balance at December 31, 2011	$5	$12,789	$406	$4,158	$17,358	$259	$17,617	4,829

Net income (loss)	-	-	(159)	-	(159)	26	(133)
Other comprehensive income (loss), net of tax	-	-	-	1,247	1,247	-	1,247
Share-based payments	-	3	-	-	3	-	3
Acquisition of noncontrolling interests	-	(2)	-	-	(2)	-	(2)
Contributions from noncontrolling interests	-	-	-	-	-	42	42
Distributions to non-controlling interests	-	-	-	-	-	(114)	(114)

Balance at December 31, 2012	$5	$12,790	$247	$5,405	$18,447	$213	$18,660	4,829

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years ended December 31,
	2012	2011	2010

	(in millions)
Cash flows from operating activities:
Net income (loss)	$(133)	$(811)	$(964)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Amortization of premiums and accretion of discounts associated with investments, net	(5)	27	174
Net realized investments and other (gains) losses	2,168	(3,135)	(82)
Change in expected internal rate of return on leveraged leases	247	-	118
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	1,385	2,841	682
Capitalization of deferred policy acquisition costs and deferred sales inducements	(719)	(766)	(1,039)
Goodwill impairment	-	500	1,600
Depreciation and amortization	152	140	132
Net cash flows from trading securities	73	234	143
(Increase) decrease in accrued investment income	27	(91)	(77)
(Increase) decrease in other assets and other liabilities, net	(752)	521	151
Increase (decrease) in policyholder liabilities and accruals, net	(1,279)	3,980	1,305
Interest credited to policyholder liabilities	1,180	1,156	1,148
Increase (decrease) in deferred income taxes	(378)	(100)	401

Net cash provided by (used in) operating activities	1,966	4,496	3,692

Cash flows from investing activities:
Sales of:
Fixed maturities	21,625	27,779	20,277
Equity securities	264	233	1,153
Mortgage loans on real estate	1,347	1,367	961
Investment real estate, agriculture, and timber	42	43	22
Other invested assets	527	122	377
Maturities, prepayments, and scheduled redemptions of:
Fixed maturities	1,369	2,316	1,834
Mortgage loans on real estate	338	367	383
Other invested assets	238	267	233
Purchases of:
Fixed maturities	(22,647)	(31,201)	(27,115)
Equity securities	(193)	(185)	(1,118)
Investment real estate, agriculture, and timber	(1,134)	(814)	(602)
Other invested assets	(1,082)	(943)	(1,031)
Mortgage loans on real estate issued	(1,821)	(2,443)	(2,117)
Net (purchases) redemptions of short-term investments	(548)	(147)	2,501
Other, net	(27)	111	15

Net cash provided by (used in) investing activities	(1,702)	(3,128)	(4,227)

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS – (CONTINUED)

	Years ended December 31,
	2012	2011	2010

	(in millions)
Cash flows from financing activities:
Capital contribution from Parent	-	-	350
Increase (decrease) in amounts due to affiliates	(37)	63	(1,254)
Universal life and investment-type contract deposits	3,090	3,573	4,015
Universal life and investment-type contract maturities and withdrawals	(3,083)	(4,168)	(4,269)
Net transfers from (to) separate accounts related to universal life and investment-type contracts	512	156	7
Excess tax benefits related to share-based payments	-	-	5
Repayments of consumer notes, net	(103)	(147)	(239)
Issuance of short-term debt	2	6	2
Repayments of short-term debt	-	(2)	(1)
Issuance of long-term debt	1	1	2
Repayments of long-term debt	(106)	(213)	(101)
Contributions from noncontrolling interests	42	64	23
Distributions to noncontrolling interests	(114)	(94)	(52)
Unearned revenue on financial reinsurance	(254)	(82)	(112)
Net reinsurance recoverable	1	(1)	(23)

Net cash provided by (used in) financing activities	(49)	(844)	(1,647)

Net increase (decrease) in cash and cash equivalents	215	524	(2,182)
Adoption of ASC 810, consolidation of variable interest entities	-	-	39
Cash and cash equivalents at beginning of year	3,296	2,772	4,915

Cash and cash equivalents at end of year	$3,511	$3,296	$2,772

Non-cash financing activities during the year:
Transfer of assets for fixed deferred annuity reinsurance transactions	$(6,768)	$-	$-
Transfer of certain pension and postretirement benefit plans to Parent	-	-	(13)

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 — Summary of Significant Accounting Policies

Business. John Hancock Life Insurance Company (U.S.A.) (“JHUSA”) is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

JHUSA and its subsidiaries (“the Company”) provide a wide range of insurance and investment products to both individual and institutional customers located primarily in the United States. These products, including individual life insurance, individual and group long-term care insurance, and mutual funds, are sold through an extensive network of agents, securities dealers, and other financial institutions. The Company also offers investment management services to the Company’s separate account, mutual fund, and institutional customers. The Company suspended sales of all its individual and group fixed and variable annuities. The Company is licensed to sell insurance in 50 states of the United States.

The Company manages individual and group fixed and variable annuity, and individual life insurance contracts (collectively, the contracts) for both individual and institutional customers. Amounts invested in the fixed portion of the contracts are allocated to the general account of the Company. Amounts invested in the variable portion of the contracts are allocated to the separate accounts of the Company. Each of these separate accounts invests in shares of one of the various portfolios of the John Hancock Variable Insurance Trust (“JHVIT”), a no-load, open-end investment management company organized as a Massachusetts business trust, or in open-end investment management companies offered and managed by unaffiliated third parties.

Basis of Presentation. These financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from these estimates.

The accompanying consolidated financial statements include the accounts of the Company, including its majority-owned and controlled subsidiaries and variable interest entities (“VIEs”) in which the Company is the primary beneficiary or has control over the VIE. Partnerships, joint venture interests, and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. All significant intercompany transactions and balances have been eliminated. For further discussion regarding VIEs, see the Relationships with Variable Interest Entities Note.

Reclassifications. Certain prior year amounts have been reclassified to conform to the current year presentation. The Company’s accounting policy is to present all ceded net investment income and realized gains (losses) associated with affiliated reinsurance contracts as part of other operating costs and expenses. To be consistent for all affiliated reinsurance contracts, the Company reclassified $1,788 million and ($196) million from net realized investment and other gains (losses) to other operating costs and expenses for the years ended December 31, 2011 and 2010, respectively. There was no impact to net income for this change in presentation.

Investments. The Company determines the classification of its financial assets at initial recognition. Fixed maturity and equity securities are recognized initially at fair value plus, in the case of investments not held for trading, directly attributable transaction costs. The Company classifies its fixed maturity and equity securities, other than leveraged leases, as either available-for-sale or held-for-trading and records these securities at fair value. Unrealized investment gains and losses related to available-for-sale securities are reflected in shareholder’s equity, net of policyholder related amounts and deferred income taxes. Unrealized investment gains and losses related to held-for-trading securities are reflected in net realized investment and other gains (losses).

Interest income on fixed maturity securities is generally recognized on the accrual basis. The amortized cost of fixed maturity securities is adjusted for other-than-temporary impairments, amortization of premiums, and accretion of discounts to maturity. Amortization of premiums and accretion of discounts is on an effective yield basis and is included in net investment income. The Company recognizes an impairment loss only when management does not expect to recover the amortized cost of the fixed maturity security.

The Company classifies its leveraged leases as fixed maturity securities and calculates their carrying value by accruing income at their expected internal rate of return.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

For mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Equity securities primarily include common stock. Dividends are recorded as income on the ex-dividend date. The Company recognizes an impairment loss only when management does not expect to recover the cost of the equity security. In determining whether an equity security is impaired, the Company considers its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value. Equity securities that do not have readily determinable fair values are included in other invested assets.

Mortgage loans on real estate are carried at unpaid principal balances and are adjusted for amortization of premiums or accretion of discounts, less an allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. When contractual payments of mortgage investments are more than 90 days in arrears or when loans are considered impaired, interest is no longer accrued. Mortgage loans on real estate are evaluated periodically as part of the Company’s loan review procedures and are considered impaired when it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. The valuation allowance established as a result of impairment is based on the present value of the expected future cash flows, discounted at the loan’s original effective interest rate, or is based on the collateral value of the loan if the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is applied to reduce the outstanding investment balance. Interest received on other mortgage loans that are on non-accrual status is recorded as interest income on a cash basis. If foreclosure becomes probable, the measurement method used is based on the collateral’s fair value. Foreclosed real estate is recorded at the collateral’s fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, agriculture, and timber, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate, agriculture, and timber is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Policy loans are carried at unpaid principal balances.

Short-term investments, which include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase, are reported at fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on a specific identification method and are reported net of amounts credited to participating contract holder accounts.

Derivative Financial Instruments. The Company uses derivative financial instruments (“derivatives”) to manage exposures to foreign currency, interest rate, credit, and other market risks arising from on-balance sheet financial instruments, certain insurance contract liabilities, and selected anticipated transactions. Derivatives are recorded at fair value. Derivatives with unrealized gains are reported as derivative assets and derivatives with unrealized losses are reported as derivative liabilities. Derivatives embedded in other instruments (“host instruments”), such as investment securities, reinsurance contracts, and certain benefit guarantees, are separately recorded as derivatives when their economic characteristics and risks are not closely related to those of the host instrument, the terms of the embedded derivative are the same as those of a stand-alone derivative, and the host instrument is not held-for-trading or carried at fair value.

A determination is made for each relationship as to whether hedge accounting can be applied. Where hedge accounting is not applied, changes in fair value of derivatives are recorded in net realized investment and other gains (losses).

Where the Company has elected to use hedge accounting, a hedge relationship is designated and documented at inception. Hedge effectiveness is evaluated at inception and throughout the term of the hedge, and hedge accounting is only applied

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

when the Company expects that each hedging instrument will be highly effective in achieving offsetting changes in fair value or changes in cash flows attributable to the risk being hedged. Hedge effectiveness is assessed quarterly using a variety of consistently applied techniques, including regression analysis and cumulative dollar offset. When it is determined that the hedging relationship is no longer effective or the hedged item has been sold or terminated, the Company discontinues hedge accounting prospectively. In such cases, if the derivative hedging instruments are not sold or terminated, any subsequent changes in fair value of the derivative are recognized in net realized investment and other gains (losses).

For derivatives that are designated as hedging instruments, changes in fair value are recognized according to the nature of the risks being hedged, as discussed below.

Fair Value Hedges. In a fair value hedging relationship, changes in the fair value of the hedging derivatives are recorded in net realized investment and other gains (losses), along with changes in fair value attributable to the hedged risk. The carrying value of the hedged item is adjusted for changes in fair value attributable to the hedged risk. To the extent the changes in the fair value of derivatives do not offset the changes in the fair value of the hedged item attributable to the hedged risk in net realized investment and other gains (losses), any ineffectiveness will remain in net realized investment and other gains (losses). When hedge accounting is discontinued, the carrying value of the hedged item is no longer adjusted and the cumulative fair value adjustments are amortized to net investment income over the remaining term of the hedged item unless the hedged item is sold, at which time the balance is recognized immediately in net investment income.

Cash Flow Hedges. In a cash flow hedge relationship, the effective portion of the changes in the fair value of the hedging instrument is recorded in accumulated other comprehensive income (AOCI), while the ineffective portion is recognized in net realized investment and other gains (losses). Unrealized gains and losses recorded in AOCI are recognized in income during the same periods as the variability in the cash flows hedged or the hedged forecasted transactions are recognized.

Unrealized gains and losses on cash flow hedges recorded in AOCI are reclassified immediately to income when the hedged item is sold or the forecasted transaction is no longer expected to occur. When a hedge is discontinued, but the hedged forecasted transaction remains highly probable to occur, the amounts in AOCI are reclassified to net realized investment and other gains (losses) in the periods during which variability in the cash flows hedged or the hedged forecasted transaction is recognized in income.

Cash and Cash Equivalents. Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Goodwill, Value of Business Acquired, and Other Intangible Assets. Goodwill represents primarily the excess of the cost over the fair value of identifiable net assets acquired by MFC, on April 28, 2004 (the “acquisition date”). The allocation of purchase consideration resulted in the recognition of goodwill, value of business acquired (“VOBA”), and other intangible assets as of the acquisition date.

VOBA is the present value of estimated future profits of insurance policies in-force related to businesses acquired by MFC. The Company amortizes VOBA using the same methodology and assumptions used to amortize deferred policy acquisition costs (“DAC”) and tests for recoverability at least annually.

Other intangible assets include brand name, investment management contracts (fair value of the investment management relationships between the Company and the mutual funds managed by the Company), distribution networks, and other investment management contracts (institutional investment management contracts managed by the Company’s investment management subsidiaries) recognized at the acquisition date. Brand name and investment management contracts are not subject to amortization. Distribution networks and other investment management contracts are amortized over their respective estimated lives in other operating costs and expenses.

The Company tests goodwill and intangible assets not subject to amortization for impairment at least annually, or more frequently if circumstances indicate impairment may have occurred. Amortizing intangible assets are reviewed for impairment only upon the occurrence of certain triggering events. An impairment is recorded whenever goodwill or an intangible asset’s fair value is deemed to be less than its carrying value. For discussions regarding goodwill impairments recorded during the years ended December 31, 2012, 2011, and 2010, see the Goodwill, Value of Business Acquired, and Other Intangible Assets Note.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Deferred Policy Acquisition Costs, Deferred Sales Inducements, and Unearned Revenue. DAC are costs that are directly related to the successful acquisition or renewal of insurance contracts. Such costs include: (1) incremental direct costs of contract acquisition, such as commissions; (2) the portion of an employee’s total compensation and benefits directly related to underwriting, policy issuance and processing, medical inspection, and contract selling of new and renewal insurance contracts with respect to actual policies acquired or renewed; (3) other costs directly related to acquisition or renewal activities that would not have been incurred had a policy not been acquired or renewed; and (4) in limited circumstances, the costs of direct response advertising whose primary purpose is to elicit sales to customers who could be shown to have responded specifically to the advertising and that results in contract acquisition. All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred. Similarly, any amounts assessed as initiation fees or front-end loads are recorded as unearned revenue. The Company tests the recoverability of DAC at least annually.

DAC related to participating traditional life insurance is amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve, and expected annual policyholder dividends. For annuity, universal life insurance, and investment-type products, DAC and unearned revenue are amortized generally in proportion to the change in present value of expected gross profits arising principally from surrender charges, investment results, including realized investment and other gains (losses), and mortality and expense margins. DAC amortization includes retrospective adjustments when estimates are revised. For annuity, universal life insurance, and investment-type products, the DAC asset is adjusted for the impact of unrealized gains (losses) on investments as if these gains (losses) had been realized, with corresponding credits or charges included in AOCI.

DAC and unearned revenue related to non-participating traditional life insurance and DAC related to long-term care insurance are amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves.

The Company offers sales inducements, including enhanced crediting rates or bonus payments, to contract holders on certain of its individual and group annuity products. The Company defers sales inducements (“DSI”) and amortizes them over the life of the underlying contracts using the same methodology and assumptions used to amortize DAC.

Reinsurance. Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying Consolidated Statements of Operations reflect premiums, benefits, and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks, and provide additional capacity for growth. Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its contract holders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

When a reinsurance agreement does not subject the reinsurer to the reasonable possibility of significant loss, the Company accounts for the agreement as financial reinsurance and uses deposit-type accounting treatment with only the reinsurance risk fee being reported in other operating costs and expenses.

Separate Account Assets and Liabilities. Separate account assets and liabilities reported on the Company’s Consolidated Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of contract holders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contract holders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value, and separate account liabilities are set equal to

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

the fair value of the separate account assets. Deposits, surrenders, net investment income, net realized investment and other gains (losses), and the related liability changes of separate accounts are offset within the same line item in the Consolidated Statements of Operations. Fees charged to contract holders, principally mortality, policy administration, investment management, and surrender charges, are included in the revenues of the Company. For the years ended December 31, 2012, 2011, and 2010 there were no gains or losses on transfers of assets from the general account to the separate account.

Future Policy Benefits and Policyholders’ Funds. Future policy benefits for participating traditional life insurance policies are based on the net level premium method. The net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the policies. Participating business represented 33% and 34% of the Company’s traditional life net insurance in-force at December 31, 2012 and 2011, respectively, and 78%, 76%, and 77% of the Company’s traditional life net insurance premiums for the years ended December 31, 2012, 2011, and 2010, respectively.

Benefit liabilities for annuities during the accumulation period are equal to accumulated contract holders’ fund balances and after annuitization are equal to the present value of expected future payments.

Future policy benefits for long-term care insurance policies are based on the net level premium method. Assumptions established at policy issue as to mortality, morbidity, persistency, and interest and expenses, which include a margin for adverse deviation, are based on estimates developed by management.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method based upon actuarial assumptions as to mortality, persistency, interest, and expenses established at the policy issue or acquisition date. Assumptions established at policy issue as to mortality and persistency are based on the Company’s experience, which, together with interest and expense assumptions, include a margin for adverse deviation.

Policyholders’ funds are generally equal to the total of the policyholder account values before surrender charges, additional reserves established to adjust for lower market interest rates as of the acquisition date, and additional reserves established on certain guarantees offered in certain investment-type products. Policyholder account values include deposits plus credited interest or change in investment value less expense and mortality fees, as applicable, and withdrawals. Policy benefits are charged to expense and include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders’ account balances.

Components of policyholders’ funds were as follows:

	December 31,
	2012	2011

	(in millions)
Participating pension contracts	$1,613	$1,771
Funding agreements	384	434
Guaranteed investments contracts	81	143

Total liabilities for investment-type products	2,078	2,348
Individual and group annuities	1,923	2,216
Certain traditional life policies, life insurance retained asset accounts and other	2,787	2,598

Total policyholders’ funds	$6,788	$7,162

Funding agreements are purchased from the Company by special purpose entities (“SPEs”), which in turn issue medium-term notes to global investors that are non-recourse to the Company. The SPEs are not consolidated in the Company’s consolidated financial statements.

Liabilities for unpaid claims and claim expense reserves include estimates of payments to be made on reported individual and group life, long-term care, and group accident and health insurance claims and estimates of incurred but not reported claims based on historical claims development patterns.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Estimates of future policy benefit reserves, claim reserves, and expenses are reviewed on a regular basis and adjusted as necessary. Any changes in estimates are reflected in current earnings.

Policyholder Dividends. Policyholder dividends for the closed blocks are approved annually by JHUSA’s Board of Directors. The aggregate amount of policyholder dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year as appropriate, as well as management’s judgment as to the proper level of statutory surplus to be retained by JHUSA. For policies included in the JHUSA closed block, expense experience is included in determining policyholder dividends. Expense experience is not included for policies included in the John Hancock Life Insurance Company (“JHLICO”) closed block. JHLICO was a predecessor company that was merged into JHUSA on December 31, 2009. For additional information on the closed blocks, see the Closed Blocks Note.

Revenue Recognition. Premiums from participating and non-participating traditional life insurance, annuity policies with life contingencies, and reinsurance contracts are recognized as revenue when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

Premiums from long-term care insurance contracts are recognized as income when due.

Deposits related to universal life and investment-type products are credited to policyholders’ account balances. Revenues from these contracts, as well as annuity contracts, consist of amounts assessed against policyholders’ account balances for mortality, policy administration, and surrender charges and are recorded in fee income in the period in which the services are provided.

Fee income also includes advisory fees, broker-dealer commissions and fees, and administration service fees. Such fees and commissions are recognized in the period in which the services are performed. Commissions related to security transactions and related expenses are recognized as income on the trade date. Contingent deferred selling charge commissions are recognized as income when received. Selling commissions paid to the selling broker-dealer for sales of mutual funds that do not have a front-end sales charge are deferred and amortized on a straight-line basis over periods ranging from one to six years. This is the approximate period of time expected to be benefited and during which fees earned pursuant to Rule 12b-1 distribution plans are received from the funds and contingent deferred sales charges are received from shareholders of the funds.

Income Taxes. The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax and financial statement bases of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Foreign subsidiaries and U.S. subsidiaries operating outside of the United States are taxed under applicable foreign statutory rates. In accordance with the income tax sharing agreements in effect for the applicable tax years, the income tax expense (benefit) is computed as if each entity filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized for the consolidation group. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

Foreign Currency. Assets and liabilities of foreign operations are translated into U.S. dollars using current exchange rates as of the balance sheet date. Revenues and expenses are translated using the average exchange rates during the year. The resulting net translation adjustments for each year are included in AOCI. Gains or losses on foreign currency transactions are reflected in earnings.

Adoption of Recent Accounting Pronouncements

New accounting standards that do not have a material impact to the Company’s primary financial statements or notes thereto are not included below.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Consolidated Financial Statements

Effective January 1, 2010, the Company adopted ASU No. 2009-17, “Consolidation – Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities,” (“ASU 2009-17”) which amends ASC Topic 810, “Consolidation” (“ASC 810”).

The amendments revise the accounting principles for assessing consolidation of a VIE and include the following features:

•

A new concept of control — now defined as an entity’s ability to make decisions that are most economically significant to the VIE coupled with economic exposure to the VIE’s variability. This definition replaces the previous concept of “exposure to the majority of the VIE’s variability” in determining when to consolidate another entity.

•	New guidance for determining which party, among parties with shared decision making powers over a VIE, makes the most significant decisions for the VIE.

•

A bright line test for removal rights over an entity’s decision maker by its equity owners, whereby removal rights are disregarded as an element of control unless they can be exercised successfully by a single party.

•	Expanded guidance on whether fees charged to a VIE by its decision maker are variable interests, leading to consolidation by the decision maker.

•	Removal of the previous scope exception for qualifying special purpose entities.

ASC 810 retains a scope exception for consolidation by investment companies of their investments.

The Company also adopted ASU No. 2010-10, “Consolidation — Amendments for Certain Investment Funds,” (“ASU 2010-10”) which amends ASC 810. This guidance was effective January 1, 2010 and deferred application of the amendments described above to certain entities that apply specialized accounting guidance for investment companies.

Adoption of these amendments resulted in consolidation of certain collateralized debt obligations sponsored by the Company. The impact on the Company’s Consolidated Statements of Changes in Shareholder’s Equity at January 1, 2010 was an increase in noncontrolling interests of $45 million, and a decrease in retained earnings of $2 million, net of tax.

In April 2010, the FASB issued ASU No. 2010-15, “How Investments Held through Separate Accounts Affect an Insurer’s Consolidation Analysis of Those Investments,” (“ASU 2010-15”) which amends ASC 944, “Financial Services-Insurance” (“ASC 944”). Under ASU No. 2010-15, an insurance entity should not consider the interests held through separate accounts for the benefit of policyholders in the insurer’s evaluation of its economics in a VIE, unless the separate account contract holder is a related party. This guidance is to be applied retrospectively to all prior periods upon the date of adoption. ASU No. 2010-15 was effective for the Company on January 1, 2011. Adoption of this guidance resulted in deconsolidation of $983 million of separate account assets, offset by deconsolidation of $983 million of separate account liabilities.

Fair Value Measurements

In May 2011, the FASB issued ASU No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS” (“ASU 2011-04”) which amends ASC Topic 820, “Fair Value Measurements”. The key changes in measurement principles include limiting the concepts of highest and best use and valuation premise to nonfinancial assets, providing a framework for considering whether a premium or discount can be applied in a fair value measurement, and aligning the fair value measurement of instruments classified within an entity’s shareholders’ equity with the guidance for liabilities. Disclosures will be required for all transfers between Levels 1 and 2 within the valuation hierarchy, the use of a nonfinancial asset measured at fair value if its use differs from its highest and best use, the level in the valuation hierarchy of assets and liabilities not recorded at fair value but for which fair value is required to be disclosed, and for Level 3 measurements, quantitative information about unobservable inputs used, a description of the valuation processes used, and qualitative discussion about the sensitivity of the measurements. The Company adopted the revised accounting standard effective January 1, 2012 via prospective adoption, as required. The expanded disclosures required by this guidance are included in the Fair Value Measurements Note. The adoption of ASU 2011-04 did not impact the Company’s financial position or results of operations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Comprehensive Income

In June 2011, the FASB issued ASU No. 2011-05, “Presentation of Comprehensive Income” (“ASU 2011-05”), and in December 2011 issued ASU No. 2011-12, “Deferral of the Effective Date for Amendments to the Presentation of Reclassification of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05” (“ASU 2011-12”) both of which amend ASC Topic 220, “Comprehensive Income”. These standards require entities to present items of net income and other comprehensive income either in a single continuous statement, or in separate, but consecutive statements of net income and other comprehensive income. The new requirements did not change which components of comprehensive income are recognized in net income or other comprehensive income, or when an item of other comprehensive income must be reclassified to net income. These standards became effective retrospectively beginning January 1, 2012. The Company opted to present the statements of net income and other comprehensive income in separate, but consecutive statements. The adoptions of ASU 2011-05 and ASU 2011-12 did not impact the Company’s financial position or results of operations.

Goodwill Impairment Testing

In September 2011, the FASB issued ASU No. 2011-08, “Testing for Goodwill Impairment” (“ASU 2011-08”) which amends ASC Topic 350, “Intangibles-Goodwill and Other” (“ASC 350”). ASU 2011-08 is intended to simplify how a company tests goodwill for impairment by giving companies the option to perform a qualitative assessment before calculating the fair value of the reporting unit. Under the guidance in ASU 2011-08, if this option is selected, a company is not required to calculate the fair value of a reporting unit unless the entity determines that it is more likely than not that its fair value is less than its carrying amount. The provisions of ASU 2011-08 became effective for the 2012 goodwill impairment testing. The adoption of ASU 2011-08 did not impact the Company’s financial position or results of operations.

Multiemployer Pension Plans

In September 2011, the FASB issued ASU No. 2011-09, “Disclosures about an Employer’s Participation in a Multiemployer Plan” (“ASU 2011-09”) which amends ASC Subtopic 715-80, “Compensation-Retirement Benefits-Multiemployer Plans.” For a subsidiary participating in the pension plan of its parent, the revised standard requires the disclosure of the name of the plan in which the subsidiary participates and the amount of contributions it made. This guidance became effective as of December 15, 2011 and has been applied retrospectively. The adoption of ASU 2011-09 did not impact the Company’s financial position or results of operations.

Deferred Policy Acquisition Costs and Deferred Sales Inducements

Effective January 1, 2012, the Company adopted ASU No. 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts” (“ASU 2010-26”) which amends ASC 944. ASU 2010-26 modifies the definition of the types of costs incurred by insurance entities that can be capitalized in the acquisition of new and renewal contracts. This guidance has been applied retrospectively, as permitted by the standard. As a result of this accounting change, shareholder’s equity, as of January 1, 2010, decreased by $586 million, after tax, from $15,576 million, as previously reported, to $14,990 million due to a reduction of the Company’s DAC and DSI asset balance related to certain costs that did not meet the provisions of the standard.

Other Invested Assets

The Company has an investment in a power fund which is recorded using the equity method of accounting and the balance is recorded in other invested assets. Prior to 2012, the portfolio investments held by the power fund were recorded at cost. As reported to the Company in 2012, the investee met the requirements of an investment company under ASC Topic 946, “Financial Services — Investment Companies” and recognized the portfolio investments at fair value. This change by the investee was accounted for as a change in accounting principle effective January 1, 2011. Consistent with the investee’s approach, the Company has also treated this as a change in accounting principle applied retrospectively. This change resulted in an increase to retained earnings of $36 million, net of tax of $19 million, and other invested assets of $55 million as of January 1, 2011.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

The following tables present the effects of retrospective adjustments and reclassifications to the Company’s previously reported Consolidated Balance Sheet, Consolidated Statements of Operations and Consolidated Statements of Cash Flows related to the adoption of ASU 2010-26 for DAC and DSI, the change in accounting for its other invested assets, and for the presentation reclassification:

	December 31, 2011
	As Previously Reported	DAC and DSI Change in Accounting Principle (1)	Other Invested Assets Change in Accounting Principle (2)	Presentation Reclassification (3)	As Reported

	(in millions)
Assets
Other invested assets	$4,446	$-	$55	$-	$4,501
Deferred policy acquisition costs and deferred sales inducements	7,186	(888)	-	-	6,298
Liabilities
Future policy benefits	88,879	2	-	108	88,989
Deferred income tax liability	4,214	(311)	19	-	3,922
Other liabilities	4,271	-	-	(108)	4,163
Shareholder’s Equity
Retained earnings	1,005	(635)	36	-	406
Accumulated other comprehensive income	4,102	56	-	-	4,158
Total shareholder’s equity	18,160	(579)	36	-	17,617

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

	Year ended December 31, 2011
	As Previously Reported	DAC and DSI Change in Accounting Principle (1)	Other Invested Assets Change in Accounting Principle (2)	Presentation Reclassification (3)	As Reported

	(in millions)
Revenues
Fee income	$5,718	$(1)	$-	$-	$5,717
Net realized investment and other gains (losses)	1,347	-	-	1,788	3,135
Other Revenue	121	-	-	3	124
Benefits and Expenses
Benefits to policyholders	7,638	1	-	-	7,639
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	3,076	(235)	-		2,841
Other operating costs and expenses	4,362	160	-	1,791	6,313
Income (loss) before income taxes	(1,216)	73	-	-	(1,143)
Income tax expense (benefit)	(358)	26	-	-	(332)
Net income (loss)	(858)	47	-	-	(811)
Net income (loss) attributable to the Company	(902)	47	-	-	(855)

	Year ended December 31, 2010
	As Previously Reported	DAC and DSI Change in Accounting Principle (1)	Other Invested Assets Change in Accounting Principle (2)	Presentation Reclassification (3)	As Reported

	(in millions)
Revenues
Fee income	$3,773	$(2)	$-	$-	$3,771
Net realized investment and other gains (losses)	278	-	-	(196)	82
Benefits and Expenses
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	752	(70)	-	-	682
Other operating costs and expenses	3,225	201	-	(196)	3,230
Income (loss) before income taxes	(655)	(133)	-	-	(788)
Income tax expense (benefit)	222	(46)	-	-	176
Net income (loss)	(877)	(87)	-	-	(964)
Net income (loss) attributable to the Company	(913)	(87)	-	-	(1,000)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

	Year ended December 31, 2011
	As Previously Reported	DAC and DSI Change in Accounting Principle (1)	Other Invested Assets Change in Accounting Principle (2)	Presentation Reclassification (3)	As Reported

	(in millions)
Cash flows from operating activities
Net income (loss)	$(858)	$47	$-	$-	$(811)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Net realized investment and other gains (losses)	(1,347)	-	-	(1,788)	(3,135)
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	3,076	(235)	-	-	2,841
Capitalization of deferred policy acquisition costs and deferred sales inducements	(926)	160	-	-	(766)
Increase (decrease) in other assets and other liabilities, net	(1,269)	2	-	1,788	521
Increase (decrease) in deferred income taxes	(126)	26	-	-	(100)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

	Year ended December 31, 2010
	As Previously Reported	DAC and DSI Change in Accounting Principle (1)	Other Invested Assets Change in Accounting Principle (2)	Presentation Reclassification (3)	As Reported

	(in millions)
Cash flows from operating activities
Net income (loss)	$(877)	$(87)	$-	$-	$(964)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Net realized investment and other gains (losses)	(278)	-	-	196	(82)
Change in expected internal rate of return on leveraged leases	-	-	-	118	118
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	752	(70)	-	-	682
Capitalization of deferred policy acquisition costs and deferred sales inducements	(1,240)	201	-	-	(1,039)
Increase (decrease) in other assets and other liabilities, net	345	2	-	(196)	151
Increase (decrease) in deferred income taxes	447	(46)	-	-	401
Cash flows from investing activities
Other, net	133	-	-	(118)	15
(1)	See discussion included in the Significant Accounting Policies Note – Adoption of Recent Accounting Pronouncements – Deferred Policy Acquisition Costs and Deferred Sales Inducements for further information on this change to the Company’s previously reported results.
(2)	See discussion included in the Significant Accounting Policies Note – Adoption of Recent Accounting Pronouncements – Other Invested Assets for further information on this change to the Company’s previously reported results.
(3)	See discussion included in the Significant Accounting Policies Note – Reclassifications for further information on this change to the Company’s previously reported results.

Future Adoption of Recent Accounting Pronouncements

Offsetting Assets and Liabilities

In December 2011, the FASB released ASU No. 2011-11, “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”) which amends ASC Topic 210, “Balance Sheet”. ASU 2011-11 requires companies to provide new disclosures about offsetting and related arrangements for financial instruments and derivatives. The provisions of ASU 2011-11 are effective for annual reporting periods beginning on or after January 1, 2013, and are required to be applied retrospectively. When adopted, ASU 2011-11 is not expected to materially impact the Company’s financial position or results of operations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Indefinite-Lived Intangible Asset Impairment Testing

In July 2012, the FASB issued ASU No. 2012-02, “Testing Indefinite-Lived Intangible Assets for Impairment” (“ASU 2012-02”) which amends ASC 350. ASU 2012-02 is intended to simplify how a company tests indefinite-lived intangible assets for impairment by giving companies the option to perform a qualitative assessment before calculating the fair value of the indefinite-lived intangible asset. Under the guidance in ASU 2012-02, if this option is selected, a company is not required to calculate the fair value of an indefinite-lived intangible asset unless the entity determines that it is more likely than not that its fair value is less than its carrying amount. The provisions of ASU 2012-02 are effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012. Upon adoption, ASU 2012-02 is not expected to materially impact the Company’s financial position or results of operations.

Note 2 — Investments

Fixed Maturities and Equity Securities

The Company’s investments in available-for-sale fixed maturity and equity securities are summarized below:

	December 31, 2012
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-Than- Temporary Impairments in AOCI

	(in millions)
Fixed maturities and equity securities:
Corporate debt securities	$36,804	$5,160	$(271)	$41,693	$(38)
Commercial mortgage-backed securities	1,427	48	(81)	1,394	(17)
Residential mortgage-backed securities	301	1	(60)	242	(20)
Collateralized debt obligations	152	-	(46)	106	(33)
Other asset-backed securities	794	102	(2)	894	(1)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	11,165	1,009	(79)	12,095	-
Obligations of states and political subdivisions	4,482	913	(1)	5,394	-
Debt securities issued by foreign governments	1,230	243	(6)	1,467	-

Fixed maturities	56,355	7,476	(546)	63,285	(109)
Other fixed maturities (1)	1,711	-	-	1,711	-

Total fixed maturities available-for-sale	58,066	7,476	(546)	64,996	(109)

Equity securities available-for-sale	294	97	(5)	386	-

Total fixed maturities and equity securities available-for-sale	$58,360	$7,573	$(551)	$65,382	$(109)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

	December 31, 2011
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-Than- Temporary Impairments in AOCI

	(in millions)
Fixed maturities and equity securities:
Corporate debt securities	$39,646	$4,258	$(573)	$43,331	$(50)
Commercial mortgage-backed securities	3,163	101	(132)	3,132	(11)
Residential mortgage-backed securities	577	1	(208)	370	(32)
Collateralized debt obligations	217	-	(86)	131	(32)
Other asset-backed securities	1,013	89	(9)	1,093	(2)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	11,573	1,250	-	12,823	-
Obligations of states and political subdivisions	4,323	642	(1)	4,964	-
Debt securities issued by foreign governments	1,178	250	(6)	1,422	-

Fixed maturities	61,690	6,591	(1,015)	67,266	(127)
Other fixed maturities (1)	1,959	-	-	1,959	-

Total fixed maturities available-for-sale	63,649	6,591	(1,015)	69,225	(127)

Equity securities available-for-sale	358	91	(10)	439	-

Total fixed maturities and equity securities available-for-sale	$64,007	$6,682	$(1,025)	$69,664	$(127)

(1)	The Company classifies its leveraged leases as fixed maturities and calculates their carrying value by accruing income at their expected internal rate of return.

The amortized cost and fair value of available-for-sale fixed maturities at December 31, 2012, by contractual maturity, are shown below:

	Amortized Cost	Fair Value

	(in millions)
Fixed maturities:
Due in one year or less	$1,742	$1,782
Due after one year through five years	7,325	7,863
Due after five years through ten years	8,622	9,530
Due after ten years	35,992	41,474

	53,681	60,649
Asset-backed and mortgage-backed securities	2,674	2,636

Total	$56,355	$63,285

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties. Asset-backed and mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Fixed Maturities and Equity Securities Impairment Review

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all fixed maturity securities where there is evidence of impairment or a significant unrealized loss at the balance sheet date. Generally, securities with market value less than 60 percent of amortized cost for six months or more indicate an impairment is present. Accordingly, securities in this category are normally deemed impaired unless there is clear evidence they should not be impaired. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a fixed maturity security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the fixed maturity security to maturity or until it recovers in value. If the Company intends to sell, or if it is more likely than not that it will be required to sell an impaired fixed maturity security prior to recovery of its cost basis, the security is considered other-than-temporarily impaired, and the Company records a charge to earnings for the full amount of impairment (the difference between the current carrying amount and fair value of the security). For fixed maturity securities in an unrealized loss position where the Company does not intend to sell or is not more likely than not to be required to sell, the Company determines its ability to recover the amortized cost of the security by comparing the net present value of the projected future cash flows to the amortized cost of the security. If the net present value of the cash flow is less than the security’s amortized cost, then the difference is recorded as a credit loss. The difference between the estimates of the credit loss and the overall unrealized loss on the security is the non-credit-related component. The credit loss portion is charged to net realized investment and other gains (losses) on the Consolidated Statements of Operations, while the non-credit loss is charged to AOCI on the Consolidated Balance Sheets.

The net present value used to determine the credit loss is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the fixed maturity security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, investee financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions.

The projections are estimated using assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. For mortgage-backed and asset-backed securities, cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

Similarly, management evaluates all facts and circumstances and exercises professional judgment in determining whether an other-than-temporary impairment of equity securities exists. The MFC Credit Committee reviews and approves the proposed impairments based on an analysis of the evidence, including the current market price, the length of time the security has been in an unrealized loss position, forecasted EPS, consensus price targets, projected P/E ratios, overall financial health of each issuer, liquidity or solvency issues, announced changes in ownership structure, changes to issuer debt ratings, changes to dividend payments, changes in products, markets or competition, and other industry specific or macro economic factors.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

the Company or changes in other facts and circumstances lead it to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

The cost amounts for both fixed maturity securities and equity securities are net of other-than-temporary impairment charges.

The following table rolls forward the amount of credit losses recognized in earnings on available-for-sale fixed maturity securities for which a portion of the other-than-temporary impairment was also recognized in AOCI:

Credit losses on available-for-sale fixed maturities:

	December 31,
	2012	2011	2010

	(in millions)
Balance, beginning of year	$380	$399	$361

Additions:
Credit losses for which an other-than-temporary impairment was not previously recognized	75	38	93
Credit losses for which an other-than-temporary impairment was previously recognized	12	13	10

Deletions:
Amounts related to sold, matured, or paid down available-for-sale fixed maturities	(96)	(70)	(65)

Balance, end of year	$371	$380	$399

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The following table shows the carrying value and gross unrealized losses aggregated by investment category and length of time that individual available-for-sale fixed maturity and equity securities have been in a continuous unrealized loss position:

Unrealized Losses on Available-For-Sale Fixed Maturity and Equity Securities — By Investment Age

	December 31, 2012
	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$2,008	$(85)	$1,404	$(186)	$3,412	$(271)
Commercial mortgage-backed securities	129	(1)	223	(80)	352	(81)
Residential mortgage-backed securities	1	-	214	(60)	215	(60)
Collateralized debt obligations	-	-	99	(46)	99	(46)
Other asset-backed securities	5	-	30	(2)	35	(2)
US Treasury securities and obligations of US government corps and agencies	3,847	(79)	-	-	3,847	(79)
Obligations of states and political subdivisions	116	(1)	-	-	116	(1)
Debt securities issued by foreign governments	7	-	86	(6)	93	(6)
Total fixed maturities available-for-sale	6,113	(166)	2,056	(380)	8,169	(546)
Equity securities available-for-sale	14	(3)	4	(2)	18	(5)
Total	$6,127	$(169)	$2,060	$(382)	$8,187	$(551)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

	December 31, 2011
	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$2,854	$(106)	$2,911	$(467)	$5,765	$(573)
Commercial mortgage-backed securities	359	(8)	327	(124)	686	(132)
Residential mortgage-backed securities	30	(2)	320	(206)	350	(208)
Collateralized debt obligations	5	(1)	123	(85)	128	(86)
Other asset-backed securities	74	(3)	80	(6)	154	(9)
US Treasury securities and obligations of US government corps and agencies	-	-	-	-	-	-
Obligations of states and political subdivisions	-	-	93	(1)	93	(1)
Debt securities issued by foreign governments	-	-	104	(6)	104	(6)
Total fixed maturities available-for-sale	3,322	(120)	3,958	(895)	7,280	(1,015)
Equity securities available-for-sale	37	(9)	12	(1)	49	(10)
Total	$3,359	$(129)	$3,970	$(896)	$7,329	$(1,025)

Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized loss on below investment grade available-for-sale fixed maturity securities decreased to $280 million at December 31, 2012 from $619 million at December 31, 2011.

At December 31, 2012 and 2011, there were 624 and 919 available-for-sale fixed maturity securities with an aggregate gross unrealized loss of $546 million and $1,015 million, respectively, of which the single largest unrealized loss was $33 million and $31 million, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover or mature.

At December 31, 2012 and 2011, there were 75 and 125 equity securities with an aggregate gross unrealized loss of $5 million and $10 million, respectively, of which the single largest unrealized loss was $2 million and $2 million, respectively. The Company anticipates that these equity securities will recover in value in the near term.

Available-for-sale securities with amortized cost of $336 million were non-income producing for the year ended December 31, 2012. Non-income producing assets represent investments that have not produced income for the 12 months preceding December 31, 2012.

Securities Lending

The Company participated in a securities lending program for the purpose of enhancing income on securities held. There were no securities on loan and no collateral held as of December 31, 2012 and 2011. The Company maintains collateral at a level of at least 102% of the loaned securities’ market value and monitors the market value of the loaned securities on a daily basis.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Assets on Deposit and Pledged as Collateral

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the fair value of the pledged or deposited assets:

	December 31,
	2012	2011

	(in millions)
Bonds pledged in support of over-the-counter derivative instruments	$114	$134
Bonds pledged in support of exchange-traded futures	552	800
Bonds on deposit with government authorities	36	36
Mortgage loans pledged in support of real estate	52	52

Total assets pledged as collateral and on deposit	$754	$1,022

Mortgage Loans on Real Estate

At December 31, 2012 and 2011, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

December 31, 2012:

Collateral Property Type	Carrying Amount	Geographic Concentration	Carrying Amount

	(in millions)		(in millions)
Apartments	$2,162	East North Central	$1,477
Industrial	1,380	East South Central	166
Office buildings	3,711	Middle Atlantic	2,258
Retail	3,613	Mountain	719
Mixed use	6	New England	939
Agricultural	507	Pacific	3,589
Agribusiness	853	South Atlantic	2,782
Other	1,004	West North Central	482
		West South Central	649
		Canada / Other	175

Provision for losses	(44)	Provision for losses	(44)

Total	$13,192	Total	$13,192

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

December 31, 2011:

Collateral Property Type	Carrying Amount	Geographic Concentration	Carrying Amount

	(in millions)		(in millions)
Apartments	$2,017	East North Central	$1,511
Industrial	1,743	East South Central	219
Office buildings	4,029	Middle Atlantic	2,288
Retail	3,579	Mountain	888
Mixed use	183	New England	1,017
Agricultural	622	Pacific	3,665
Agribusiness	930	South Atlantic	2,904
Other	916	West North Central	568
		West South Central	771
		Canada / Other	188

Provision for losses	(45)	Provision for losses	(45)

Total	$13,974	Total	$13,974

At the end of each quarter, the MFC Loan Review Committee reviews all mortgage loans rated BB or lower, as determined by review of the underlying collateral, and decides whether an allowance for credit loss is needed. The Company considers collateral value, the borrower’s ability to pay, normal historical credit loss levels, and future expectations in evaluating whether an allowance for credit losses is required for impaired loans.

Changes in the allowance for probable losses on mortgage loans on real estate are summarized below:

	Balance at Beginning of Period	Additions	Recoveries	Charge-offs and Disposals	Balance at End of Period

	(in millions)

Year ended December 31, 2012	$45	$24	$(1)	$(24)	$44

Year ended December 31, 2011	34	38	(1)	(26)	45

Year ended December 31, 2010	42	38	(5)	(41)	34

A mortgage loan charge-off is recorded when the impaired loan is disposed or when an impaired loan is determined to be a full loss with no possibility of recovery. Charge-offs are deducted from the allowance for probable losses.

Mortgage loans with a carrying value of $75 million were non-income producing for the year ended December 31, 2012. Mortgage loans with a carrying value of $75 million were on nonaccrual status at December 31, 2012. At December 31, 2012, mortgage loans with a carrying value of $15 million were delinquent by less than 90 days and $22 million were delinquent by 90 days or more.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The Company provides for credit risk on mortgage loans by establishing allowances against the carrying value of the impaired loans. The total recorded investment in mortgage loans that is considered to be impaired along with the related allowance for credit losses was as follows:

	December 31,
	2012	2011

	(in millions)
Impaired mortgage loans on real estate with provision for losses	$119	$131
Allowance for credit losses	(44)	(45)

Net impaired mortgage loans on real estate	$75	$86

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

	December 31,
	2012	2011	2010

	(in millions)
Average recorded investment in impaired loans	$105	$109	$130
Interest income recognized on impaired loans	-	-	-

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (IRR). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,
	2012	2011

	(in millions)
AAA	$319	$154
AA	1,460	1,310
A	2,928	2,749
BBB	7,648	8,811
BB	529	577
B and lower and unrated	308	373

Total	$13,192	$13,974

Investment Real Estate, Agriculture, and Timber

Investment real estate, agriculture, and timber of $136 million was non-income producing for the year ended December 31, 2012. Depreciation expense on investment real estate, agriculture, and timber was $84 million, $69 million, and $63 million in 2012, 2011, and 2010, respectively. Accumulated depreciation was $602 million and $514 million at December 31, 2012 and 2011, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Other Invested Assets

Other invested assets primarily consist of unconsolidated joint ventures, partnerships, and limited liability corporations, which are accounted for using the equity method of accounting. The carrying value of equity method investments totaled $4,458 million and $3,951 million at December 31, 2012 and 2011, respectively. Net investment income on investments accounted for under the equity method totaled $218 million, $222 million, and $197 million in 2012, 2011, and 2010, respectively. Total combined assets of such investments were $62,974 million and $55,010 million (consisting primarily of investments) and total combined liabilities were $14,830 million and $16,466 million (including $9,698 million and $10,547 million of debt) at December 31, 2012 and 2011, respectively. Total combined revenues and expenses of these investments in 2012 were $8,639 million and $4,696 million, respectively, resulting in $3,943 million of total combined income (loss) from operations. Total combined revenues and expenses of these investments in 2011 were $8,516 million and $4,750 million, respectively, resulting in $3,766 million of total combined income (loss) from operations. Total combined revenues and expenses of these investments in 2010 were $5,772 million and $4,884 million, respectively, resulting in $888 million of total combined income (loss) from operations. Depending on the timing of receipt of the audited financial statements of these other invested assets, the above investee level financial data may be up to one year in arrears.

Net Investment Income and Net Realized Investment and Other Gains (Losses)

The following information summarizes the components of net investment income and net realized investment and other gains (losses):

	December 31,
	2012	2011	2010

	(in millions)
Net investment income
Fixed maturities	$2,943	$3,425	$3,199
Equity securities	7	9	10
Mortgage loans on real estate	771	798	766
Investment real estate, agriculture, and timber	216	205	171
Policy loans	300	305	326
Short-term investments	8	9	12
Derivatives	405	196	12
Equity method investments and other	182	303	269

Gross investment income	4,832	5,250	4,765

Less investment expenses	(273)	(261)	(269)

Net investment income	$4,559	$4,989	$4,496

	December 31,

	2012	2011	2010

	(in millions)
Net realized investment and other gains (losses)
Fixed maturities	$1,025	$1,131	$726
Equity securities	40	(11)	29
Mortgage loans on real estate	58	(82)	(62)
Derivatives	(3,441)	2,137	(558)
Other invested assets	189	62	30
Amounts credited to participating contract holders	(39)	(102)	(83)

Net realized investment and other gains (losses)	$(2,168)	$3,135	$82

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The change in net unrealized gains (losses) on fixed maturities classified as held-for-trading of $33 million, $46 million, and $34 million is included in net realized investment and other gains (losses) for the years ended December 31, 2012, 2011, and 2010, respectively.

The change in net unrealized gains (losses) on held-for-trading equities, included in net realized investment and other gains (losses) was $7 million, $(10) million, and $10 million for the years ended December 31, 2012, 2011, and 2010, respectively.

The change in net unrealized gains (losses) on derivatives of $(1,941) million, $2,687 million, and $(229) million is included in net realized investment and other gains (losses) for the years ended December 31, 2012, 2011, and 2010, respectively.

For the years ended December 31, 2012, 2011, and 2010, net investment income passed through to participating contract holders as interest credited to policyholders’ account balances amounted to $91 million, $100 million, and $106 million, respectively.

Gross gains were realized on the sale of available-for-sale securities of $1,284 million, $1,619 million, and $774 million for the years ended December 31, 2012, 2011, and 2010, respectively, and gross losses were realized on the sale of available-for-sale securities of $199 million, $291 million, and $194 million for the years ended December 31, 2012, 2011, and 2010, respectively. In addition, other-than-temporary impairments on available-for-sale securities of $95 million, $70 million, and $115 million for the years ended December 31, 2012, 2011, and 2010, respectively, were recognized in the Consolidated Statements of Operations.

Note 3 — Relationships with Variable Interest Entities

In its capacities as an investor and as an investment manager, the Company has relationships with various types of entities, some of which are considered variable interest entities (“VIEs”).

The Company consolidates a VIE when it is determined that it is the primary beneficiary of the VIE, or controls the VIE. The Company’s analysis to determine whether it must consolidate the VIE includes review of the Company’s contractual rights and responsibilities, fees received, and interests held. For the purpose of disclosing consolidated variable interest entities, the Company aggregates similar entities.

If it is not considered to be the primary beneficiary of the VIE, nor does it have control over the VIE, the Company assesses the materiality of its relationship with the VIE to determine if it holds a significant variable interest, which requires disclosure. This assessment considers the materiality of the VIE relationship to the Company as, among other factors, a percentage of total investments, percentage of total net investment income, and percentage of total funds under management. For purposes of assessing materiality and disclosing significant variable interests, the Company aggregates similar entities.

Consolidated Variable Interest Entities

The following table presents the total assets and total liabilities relating to VIEs for which the Company has concluded that it is the primary beneficiary or in control and which are consolidated in the Company’s financial statements. The liabilities recognized as a result of consolidating the VIEs do not represent claims against the general assets of the Company. Conversely, the assets recognized as a result of consolidating the VIEs can only be used to settle the liabilities recognized as a result of consolidating the VIEs.

	December 31,
	2012		2011

	Total Assets	Total Liabilities	Total Assets	Total Liabilities
	(in millions)
Collateralized debt obligations
(“CDOs”)	$71	$50	$198	$147

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Relationships with Variable Interest Entities - (continued)

Significant Variable Interests in Unconsolidated Variable Interest Entities

The following table presents the total assets of, investment in, and maximum exposure to loss relating to VIEs for which the Company has concluded that it holds significant variable interests, but it is not the primary beneficiary, nor does it have control over the VIE, and which have not been consolidated. The Company does not record any liabilities related to these unconsolidated VIEs.

	2012			2011
	Total Assets	Investment (1)	Maximum Exposure to Loss (2)	Total Assets	Investment (1)	Maximum Exposure to Loss (2)
	(in millions)
Collateralized debt obligations (3)	$341	$-	$-	$448	$-	$-
Real estate limited partnerships (4)	1,158	314	323	1,289	378	392
Timber funds (5)	3,601	478	496	2,058	109	136

Total	$5,100	$792	$819	$3,795	$487	$528

(1)	The Company’s investments in unconsolidated VIEs are included in available-for-sale fixed maturity securities and other invested assets on the Consolidated Balance Sheets.
(2)	The maximum exposure to loss related to CDOs is limited to the investment reported on the Company’s Consolidated Balance Sheets. The maximum exposure to loss related to real estate limited partnerships and timber funds is limited to the Company’s investment plus unfunded capital commitments. The maximum loss is expected to occur only upon bankruptcy of the issuer or investee or as a result of a natural disaster in the case of the timber funds.
(3)	The Company acts as an investment manager to certain CDOs for which it collects a management fee. In addition, the Company may invest in debt or equity securities issued by these CDOs or by CDOs managed by others. CDOs raise capital by issuing debt and equity securities and use the proceeds to purchase investments.
(4)	Real estate limited partnerships include partnerships established for the purpose of investing in real estate that qualifies for low income housing and/or historic tax credits. Limited partnerships are owned by a general partner, who manages the business, and by limited partners, who invest capital, but have limited liability and are not involved in the partnerships’ management. The Company is typically the sole limited partner or investor member of each and is not the general partner or managing member.
(5)	The Company acts as investment manager for the VIEs owning the timberland properties (the “timber funds”), in which the general account and institutional separate accounts invests. Timber funds are investment vehicles used primarily by large institutional investors, such as public and corporate pension plans, whose primary source of return is derived from the growth and harvest of timber and long-term appreciation of the property. The primary risks related to timberland investments include market value uncertainty (due to fluctuations in market prices for timberland outputs), liquidity risk (as compared to stocks and other financial instruments), and environmental risk (natural hazards or legislation related to threatened or endangered species). These risks are mitigated through effective investment management and geographic diversification of timberland investments and sound environmental risk governance practices. The Company collects an advisory fee from each timber fund and is also eligible for performance and forestry management fees.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Goodwill, Value of Business Acquired, and Other Intangible Assets

The changes in the carrying value of goodwill by segment were as follows:

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
Balance at January 1, 2012	$-	$807	$146	$953
Impairment	-	-	-	-

Balance at December 31, 2012	$-	$807	$146	$953

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
Balance at January 1, 2011	$-	$1,307	$146	$1,453
Impairment	-	(500)	-	(500)

Balance at December 31, 2011	$-	$807	$146	$953

The Company tests goodwill for impairment annually and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. A reporting unit is defined as an operating segment or one level below an operating segment. In 2012, the Company had no goodwill impairment. In 2011, the Company impaired $500 million of goodwill associated with the Wealth Management segment. In 2010, the Company impaired the entire $1,600 million of goodwill associated with the Insurance segment. The impairments were reflective of the decrease in the expected future earnings for these businesses. The fair values were determined primarily using an earnings-based approach, which incorporated the segments’ in-force and new business embedded value using internal forecasts of revenue and expense.

Value of Business Acquired

The balance of and changes in VOBA were as follows:

	December 31,
	2012	2011

	(in millions)
Balance, beginning of year	$1,321	$1,959
Amortization	(224)	(389)
Change due to unrealized investment gains (losses)	136	(249)
Reinsurance recapture (1)	(37)	-

Balance, end of year	$1,196	$1,321

(1)	The amount relates to a universal life block of business that was recaptured by a third party resulting in the write off of the associated value of business acquired. The net impact of this recapture transaction was an $8 million gain and was recorded in fee income in the Consolidated Statement of Operations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Goodwill, Value of Business Acquired, and Other Intangible Assets - (continued)

The following table provides estimated future amortization for the periods indicated:

VOBA Amortization
(in millions)
2013	$116
2014	96
2015	92
2016	85
2017	81

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Goodwill, Value of Business Acquired, and Other Intangible Assets - (continued)

Other Intangible Assets

Other intangible assets were as follows:

	Gross Carrying Amount	Accumulated Net Amortization	Net Carrying Amount

	(in millions)
December 31, 2012
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Other	5	-	5
Subject to amortization:
Distribution networks	397	(73)	324
Other investment management contracts	56	(30)	26

Total	$1,353	$(103)	$1,250

December 31, 2011
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Other	5	-	5
Subject to amortization:
Distribution networks	397	(60)	337
Other investment management contracts	64	(31)	33

Total	$1,361	$(91)	$1,270

Amortization expense for other intangible assets was $16 million, $15 million, and $14 million for the years ended December 31, 2012, 2011, and 2010, respectively. Amortization expense for other intangible assets is expected to be approximately $17 million in 2013, $18 million in 2014, $17 million in 2015, $16 million in 2016, and $16 million in 2017.

During 2012, the Company impaired $4 million of other investment management contracts subject to amortization associated with the Corporate and Other segment. The impairment was recorded in other operating costs and expenses in the Consolidated Statement of Operations. The gross carrying value of the impaired other investment management contracts was $8 million and the associated accumulated amortization was $4 million. The impairments were reflective of a decrease in expected future earnings. The fair values were determined primarily using an earnings based approach using internal forecasts of revenue and expense.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Deferred Policy Acquisition Costs and Deferred Sales Inducements

The balance of and changes in deferred policy acquisition costs were as follows:

	December 31,
	2012	2011

	(in millions)
Balance, beginning of year	$6,111	$8,657
Capitalization	715	755
Amortization	(1,084)	(2,330)
Change due to unrealized investment gains	25	(971)

Balance, end of year	$5,767	$6,111

The balance of and changes in deferred sales inducements were as follows:

	December 31,
	2012	2011

	(in millions)
Balance, beginning of year	$187	$321
Capitalization	4	11
Amortization	(77)	(122)
Change due to unrealized investment gains	32	(23)

Balance, end of year	$146	$187

See the Summary of Significant Accounting Policies Note for information on the retrospective application of the adoption of new accounting guidance related to DAC and DSI.

Note 6 — Related Party Transactions

Reinsurance Transactions

Effective December 31, 2008, the Company entered into an amended and restated reinsurance agreement with an affiliate, John Hancock Reassurance Company Limited (“JHRECO”), to reinsure 20% of the risk related to payout annuity policies issued January 1, 2008 through September 30, 2008 and 65% of the risk related to payout annuity policies issued prior to January 1, 2008. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company. The Company reported a reinsurance recoverable from JHRECO for ceded reserves and cost of reinsurance of ($180) million and ($161) million at December 31, 2012 and 2011, respectively, on the Company’s Consolidated Balance Sheets. As of December 31, 2012 and 2011, respectively, the Company reported a reinsurance payable to JHRECO of $29 million and $32 million, which was included with amounts due from and held for affiliates on the Company’s Consolidated Balance Sheets. Premiums ceded to JHRECO were $1 million, $93 million, and $1 million during the years ended December 31, 2012, 2011, and 2010 , respectively. Claims incurred ceded to JHRECO were $438 million, $520 million, and $465 million during the years ended December 31, 2012, 2011, and 2010, respectively.

The Company reinsured certain portions of its long-term care insurance and group annuity contracts with JHRECO. The Company entered into these reinsurance contracts in order to facilitate its capital management process. These reinsurance contracts are written both on a funds withheld basis and a modified coinsurance basis. As of July 1, 2010, amendments were made to the contracts to update the calculation of investment income and the expense allowance to reflect current experience. The Company recorded a liability for coinsurance funds withheld from JHRECO of $5,995 million and $5,439 million at December 31, 2012 and 2011, respectively, and recorded reinsurance recoverable from JHRECO of $6,232 million and $5,981 million at December 31, 2012 and 2011, respectively, on the Company’s Consolidated Balance Sheets. Premiums ceded to JHRECO were $613 million, $609 million, and $625 million during the years ended December 31, 2012, 2011, and 2010, respectively. Claims

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

incurred ceded to JHRECO were $313 million, $271 million, and $245 million during the years ended December 31, 2012, 2011, and 2010, respectively.

Effective October 1, 2008, the Company entered into a reinsurance agreement with an affiliate, Manulife Reinsurance (Bermuda) Limited (“MRBL”), to reinsure 75% of certain group annuity contracts in-force. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider, issued and in-force as of September 30, 2008. As the underlying contracts being reinsured are considered investment contracts, the agreement does not meet the criteria for reinsurance accounting and was classified as a financial instrument. Effective October 1, 2009, the original agreement was amended to increase the quota share percentage from 75% to 87%. Under the terms of the amended agreement, additional consideration of $250 million was paid by MRBL and is being amortized into income through other operating costs and expenses on a basis consistent with the manner in which the deferred policy acquisition costs on the underlying reinsured contracts are recognized. The balance of the unearned revenue liability was $1,072 million and $1,308 million as of December 31, 2012 and 2011, respectively.

Effective October 1, 2008, the Company entered into an amended and restated reinsurance agreement with MRBL to reinsure 90% of a significant block of variable annuity contracts in-force. All substantial risks, including all guaranteed benefits, related to certain specified policies not already reinsured to third parties, are reinsured under the agreement. The base contracts are reinsured on a modified coinsurance basis, while the guaranteed benefit reinsurance coverage is apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance funds withheld. The assets supporting the reinsured policies remain invested with the Company. Since the inception of the treaty in 2008, several amendments have been enacted to refine certain aspects of the treaty. As of December 31, 2012 and 2011, respectively, the Company reported a reinsurance recoverable (payable) for ceded reserves and cost of reinsurance of $1,083 million and ($205) million. As of December 31, 2012 and 2011, respectively, the Company reported a coinsurance funds withheld liability of $267 million and $0 million on the Consolidated Balance Sheets. As of December 31, 2012 and 2011, respectively, the Company reported a reinsurance receivable from MRBL of $(35) million and $47 million, which was included with amounts due from and held for affiliates. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Consolidated Statements of Operations.

Effective December 31, 2004, the Company entered into a reinsurance agreement with MRBL to reinsure 75% of the non-reinsured risk of the JHLICO closed block. The Company amended this treaty during 2008 to increase the portion of non-reinsured risk reinsured under this treaty to 90% and amended it during 2009 to provide additional surplus relief. The reinsurance agreement is written on a modified coinsurance basis where the related financial assets remain invested with the Company. As the reinsurance agreement does not subject the reinsurer to the reasonable possibility of significant loss, it was classified as financial reinsurance and given deposit-type accounting treatment with only the reinsurance risk fee being reported in other operating costs and expenses in the Consolidated Statements of Operations.

Effective December 31, 2003, the Company entered into a reinsurance agreement with MRBL to reinsure 90% of the non-reinsured risk of the JHUSA closed block. As approximately 90% of the mortality risk is covered under previously existing contracts with third-party reinsurers and the resulting limited mortality risk is inherent in the new contract with MRBL, it was classified as financial reinsurance and given deposit-type accounting treatment. The Company retained title to the invested assets supporting this block of business. These invested assets are held in trust on behalf of MRBL and are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. The amounts held at December 31, 2012 and 2011 were $2,487 million and $2,463 million, respectively, and are accounted for on a basis consistent with the methodologies described in the Significant Accounting Policy Note for similar financial instruments.

Service Agreements

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months’ notice. Under the various agreements, the Company will pay operating expenses incurred by MFC and MLI on behalf of the Company. Services provided under the agreements include legal, actuarial, investment, data processing, accounting, and certain other administrative services. Costs incurred under the agreements were $482 million, $457 million, and $412 million for the years ended December 31, 2012, 2011, and 2010, respectively. As of December 31, 2012 and 2011, the Company had amounts payable to MFC and MLI of $17 million and $11 million, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Consolidated Balance Sheets and Consolidated Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Debt Transactions

Pursuant to subordinated surplus notes dated September 30, 2008, the Company borrowed $405 million from an affiliate, John Hancock Insurance Agency, Inc. (“JHIA”). The interest rate is fixed at 7%, and interest is payable semi-annually. The notes mature on March 31, 2033. Interest expense was $29 million, $29 million, and $29 million for the years ended December 31, 2012, 2011, and 2010, respectively.

On December 22, 2006, the Company issued a subordinated note that was converted on September 30, 2008 to a subordinated surplus note. The outstanding amount to JHFC of $136 million is due December 15, 2016. Interest on the subordinated surplus note from October 1, 2008 until December 15, 2011 accrued at a variable rate equal to LIBOR plus 0.3% per annum calculated and reset quarterly on March 31, June 30, September 30, and December 31 and payable semi-annually on March 31 and September 30 of each year. Thereafter, interest accrues at a variable rate equal to LIBOR plus 1.3% per annum reset quarterly as aforementioned and payable semi-annually on June 15 and December 15 of each year until payment in full. Interest expense was $2 million, $0 million, and $1 million for the years ended December 31, 2012, 2011, and 2010, respectively.

The issuance of the above surplus notes by the Company was approved by the Michigan Commissioner of Financial and Insurance Regulation (the “Commissioner”), and any payments of interest or principal on the surplus notes require the prior approval of the Commissioner. The surplus notes are included with amounts due to affiliates on the Consolidated Balance Sheets.

Pursuant to a demand note receivable dated September 30, 2008, the Company has $295 million outstanding with MIC. The interest rate is calculated at a fluctuating rate equal to 3-month LIBOR plus 0.83% per annum. Interest income was $4 million, $3 million, and $3 million for the years ended December 31, 2012, 2011, and 2010, respectively.

On December 28, 2011, the Company issued a promissory note to Manulife Management Services Limited (“MMSL”) in the amount of $200 million. During 2012, this balance was repaid in full. Interest on the loan was calculated at a fluctuating rate equal to LIBOR plus 0.1% per annum calculated and reset monthly and payable at maturity. Interest expense was $1 million and $0 million for the years ended December 31, 2012 and 2011, respectively.

On June 28, 2012, the Company issued a promissory note to Manulife Finance Switzerland AG (“MFSA”) in the amount of $153 million. Interest on the loan is calculated at a fluctuating rate equal to 3-month LIBOR plus 0.9% per annum payable quarterly with a maturity date of June 28, 2013. In addition, the Company renewed two previously outstanding promissory notes to MFSA with an outstanding balance of $7 million and combined these notes with the new note issued on June 12, 2012, thus bringing the total principal balance due to $160 million, with the terms noted above. Interest expense was $1 million and $0 million for the years ended December 31, 2012 and 2011, respectively.

On December 20, 2012, MIC issued a demand note to the Company in the amount of $130 million. Interest on the loan is calculated at a fluctuating rate equal to the LIBOR rate and is payable monthly. Interest expense was $0 million for the year ended December 31, 2012.

The fair value of the Company’s related party notes payable and note receivable totaled $831 million and $295 million, respectively, at December 31, 2012, and $748 million and $295 million, respectively at December 31, 2011.

Capital Stock Transactions

On December 16, 2010, the Company issued one share of common stock to MIC for $350 million in cash.

Other

On December 31, 2010, the Company issued a noncash dividend of $13 million to MIC as part of the transfer of certain pension and postretirement benefit plans.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

The Company, in the ordinary course of business invests funds deposited by customers and manages the resulting invested assets for growth and income for customers. From time to time, successful investment strategies of the Company may attract deposits from affiliates of the Company. At December 31, 2012 and 2011, the Company managed approximately $8,947 million and $5,040 million of affiliate assets under management, respectively.

The Company has entered into two currency swap agreements with JHFC which are recorded at fair value. JHFC utilizes the currency swaps to hedge currency exposure on foreign currency financial instruments. The Company has also entered into two currency agreements with external counterparties which offset the currency swap agreements with JHFC. As of December 31, 2012 and 2011, the currency swap agreements with JHFC and the external counterparties had offsetting fair values of $84 million and $124 million, respectively.

JHUSA operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010. The maximum aggregate amounts that JHUSA can accept into the Liquidity Pool are $5,000 million in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. Interest payable on the funds will be reset daily to the one-month London Interbank Bid Rate.

The following table details the affiliates and their participation in JHUSA’s Liquidity Pool:

	December 31,
	2012	2011

	(in millions)
The Manufacturers Investment Corporation	$100	$202
John Hancock Financial Corporation	89	40
Manulife Reinsurance Limited	35	121
Manulife Reinsurance (Bermuda) Limited	89	81
Manulife Hungary Holdings KFT	5	5
John Hancock Insurance Company of Vermont	18	16
John Hancock Reassurance Company Limited	15	10
John Hancock Insurance Agency, Inc.	10	6

Total	$361	$481

The balances above are reported on the Consolidated Balance Sheets as amounts due to affiliates.

On July 15, 2009, MFC fully and unconditionally guaranteed payments from the guarantee periods of the accumulation phase of the Company’s new market value adjusted deferred annuity contracts.

On July 8, 2005, MFC fully and unconditionally guaranteed JHLICO’s SignatureNotes, both those outstanding at that time and those to be issued subsequently. On December 9, 2009, MFC issued a guarantee of any new SignatureNotes to be issued by the Company.

MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes are unsecured obligations of MFC and are subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC, which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes. As a result of the guarantees by MFC, the Company is exempt from filing quarterly and annual reports with the U.S. Securities and Exchange Commission (“SEC”) pursuant to SEC Rule 12h-5, and in lieu thereof, MFC reports condensed consolidating financial information regarding the Company in its quarterly and annual reports.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The claims guarantee agreement was revoked effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

Note 7 — Reinsurance

The effect of reinsurance on life, health, and annuity premiums earned was as follows:

	Years ended December 31,
	2012	2011	2010

	(in millions)
Direct	$3,591	$3,782	$4,192

Assumed	1,127	1,188	1,091

Ceded	(1,919)	(1,974)	(1,651)

Net	$2,799	$2,996	$3,632

For the years ended December 31, 2012, 2011, and 2010, benefits to policyholders under life, health, and annuity ceded reinsurance contracts were $3,101 million, $2,770 million, and $2,597 million, respectively.

The Company entered into a coinsurance agreement with Reinsurance Group of America (“RGA”) to reinsure 90% of its JHUSA fixed deferred annuity business effective April 1, 2012. The transaction was structured such that the Company transferred the actuarial liabilities and related invested assets which included $387 million in cash and approximately $4,916 million in fixed maturities and mortgage loans. The Company incurred a pre-tax loss of $56 million in connection with the transaction. Under the terms of the agreement, the Company will maintain responsibility for servicing of the policies and managing some of the assets. In addition, the agreement does not meet the criteria for reinsurance accounting and was given deposit-type accounting treatment that resulted in the recognition of an asset for amounts on deposit with reinsurers of $5,062 million on the Consolidated Balance Sheets.

The Company also entered into a coinsurance agreement with Commonwealth Annuity to reinsure 90% of its JHNY fixed deferred annuity business effective July 1, 2012. The transaction was structured such that the Company transferred the actuarial liabilities and related invested assets which included $231 million in cash and $1,481 million in fixed maturities. The Company incurred a pre-tax gain of $46 million in connection with the transaction. Under the terms of the agreement, the Company will maintain responsibility for servicing of the policies. In addition, the agreement does not meet the criteria for reinsurance accounting and was given deposit-type accounting treatment that resulted in the recognition of an asset for amounts on deposit with reinsurers of $1,701 million on the Consolidated Balance Sheets.

On July 1, 2011, the Company paid $159 million in fees to affiliates related to the recapture of Life Retrocession business reserves and net liabilities of $103 million from Manulife Reinsurance Limited and Manufacturers Life Insurance Company (Barbados Branch) resulting in a decrease to net income of $170 million, net of tax. Subsequent to the recapture transactions, the Company entered into a 100% coinsurance treaty with Pacific Life Insurance Company effective July 1, 2011. This treaty facilitated the transfer of Life Retrocession business reserves and net liabilities of $655 million, cash of $199 million and miscellaneous assets of $30 million resulting in a pre-tax gain of $426 million, which was deferred and included in reinsurance recoverable on the Consolidated Balance Sheets. This gain is amortized on a straight line basis over 10 years. Gain amortization for the years ended December 31, 2012 and 2011 were $43 million and $21 million, respectively.

Note 8 — Derivatives and Hedging Instruments

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, other financial instruments, commodity prices or indices. The Company uses derivatives including swaps, forward and futures agreements, caps and floors, and options to manage current and anticipated exposures to changes in interest rates, foreign exchange rates, commodity prices and equity market prices, and to replicate permissible investments.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

Swaps are over-the-counter (“OTC”) contractual agreements between the Company and a third party to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency. Cross currency swaps involve the exchange of principal amounts between parties as well as the exchange of interest payments in one currency for the receipt of interest payments in another currency. Total return swaps are contracts that involve the exchange of payments based on changes in the values of a reference asset, including any returns such as interest earned on these assets, in return for amounts based on reference rates specified in the contract.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument, foreign currency or other underlying commodity on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

Interest rate cap agreements are contracts with counterparties which require the payment of a premium for the right to receive payments for the difference between the cap interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal). Similarly, interest rate floors are contracts with counterparties which require payment of a premium for the right to receive payments when the market interest rate on specified future dates falls below the agreed upon strike price.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time.

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, interest rate swap agreements, and pre-payable interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements to hedge the variable cash flows associated with future fixed income asset acquisitions, which will support the Company’s long-term care and life insurance businesses. These agreements will reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. During future periods when the acquired assets are held by the Company, the accumulated gain or loss will be amortized into investment income as a yield adjustment on the assets.

The Company also uses interest rate swap agreements to hedge the variable cash flows associated with payments that it will receive on certain floating rate fixed income securities. The accumulated gain or loss will be amortized into investment income as a yield adjustment when the payments are made.

The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. Basis swaps are included in interest rate swaps for disclosure purposes. The Company utilizes basis swaps in non-qualifying hedging relationships.

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes. The Company utilizes inflation swaps in qualifying and non-qualifying hedging relationships.

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedging relationships.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

The Company also purchases interest rate caps and floors primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate caps and floors in non-qualifying hedging relationships.

Foreign Currency Contracts. Foreign currency derivatives, including foreign currency swaps and foreign currency forwards, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency rate swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in qualifying and non-qualifying hedging relationships.

Credit Default Swaps. The Company manages credit risk through the issuance of credit default swaps (“CDS”). A CDS is a derivative instrument representing an agreement between two parties to exchange the credit risk of a single specified entity or an index based on the credit risk of a group of entities (all commonly referred to as the “reference entity” or a portfolio of “reference entities”), in return for a periodic premium. CDS contracts typically have a five-year term.

Equity Market Contracts. Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in qualifying and non-qualifying hedging relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in non-qualifying hedging relationships.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in hedging and non-hedging relationships:

		December 31, 2012			December 31, 2011
		Notional Amount	Fair Value Assets	Fair Value Liabilities	Notional Amount	Fair Value Assets	Fair Value Liabilities

		(in millions)
Qualifying Hedging Relationships
Fair value hedges	Interest rate swaps	$9,336	$739	$1,048	$9,353	$734	$1,140
	Foreign currency swaps	232	-	157	246	-	171

Cash flow hedges	Interest rate swaps	13,232	2,669	73	15,472	3,627	192
	Foreign currency swaps	1,763	147	255	1,833	183	325
	Foreign currency forwards	182	9	-	201	4	-
	Equity market contracts	29	3	2	25	-	10

Total Derivatives in Hedging Relationships		$24,774	$3,567	$1,535	$27,130	$4,548	$1,838

Non-Hedging Relationships
	Interest rate swaps	$94,343	$8,094	$3,378	$71,640	$7,219	$3,122
	Interest rate futures	3,987	-	-	6,009	-	-
	Foreign currency swaps	1,463	121	150	1,561	163	154
	Foreign currency forwards	40	1	-	33	-	2
	Foreign currency futures	1,860	-	-	2,072	-	-
	Equity market contracts	108	7	5	24	-	10
	Equity index futures	9,107	-	-	9,063	-	-
	Interest rate options	1,323	43	-	336	9	-
	Credit default swaps	265	6	-	246	4	1
	Embedded derivatives – fixed maturities	-	-	-	-	-	-
	Embedded derivatives – reinsurance contracts	-	14	3,371	-	10	2,686
	Embedded derivatives – participating pension contracts (1)	-	-	129	-	-	106
	Embedded derivatives – benefit guarantees (1)	-	2,701	1,217	-	2,914	1,169

Total Derivatives in Non-Hedging Relationships		112,496	10,987	8,250	90,984	10,319	7,250

Total Derivatives (2)		$137,270	$14,554	$9,785	$118,114	$14,867	$9,088

(1)	Embedded derivatives related to participating pension contracts are reported as part of future policy benefits and embedded derivatives related to benefit guarantees are reported as part of reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets.

(2)	The fair values of all derivatives in an asset position are reported within derivative assets on the Consolidated Balance Sheets, and derivatives in a liability position are reported within derivative liabilities on the Consolidated Balance Sheets, excluding embedded derivatives related to participating pension contracts and benefit guarantees.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

The following table provides a summary of the derivative assets and liabilities including embedded derivatives as of December 31, 31, 2012 and 2011, respectively.

	December 31, 2012		December 31, 2011
	Fair Value Assets	Fair Value Liabilities	Fair Value Assets	Fair Value Liabilities

	(in millions)
Derivatives on balance sheets	$11,853	$8,439	$11,953	$7,813
Non-reinsurance embedded derivatives	2,701	1,346	2,914	1,275

Total derivatives	14,554	9,785	14,867	9,088
Netting adjustments (a)	(1,701)	(3,367)	(550)	(4,572)
Assets and cash collateral used to offset asset/liabilities	(8,288)	(1,408)	(10,156)	(342)
Affiliate reinsurance related to embedded derivatives (b)	(1,317)	(3,223)	(1,342)	(2,572)

Total derivatives after netting adjustments, collateral and net of reinsurance related embedded derivatives	$3,248	$1,787	$2,819	$1,602

(a)	Represents the netting of derivative exposures covered by a master netting agreement. For these purposes, a master netting agreement is an arrangement between the Company and a counterparty where more than one derivative contract exists between the two entities.

(b)	Represents activity related to reinsurance contracts between the Company and affiliated reinsurers. These entities are under common control with the Company by the Company’s ultimate parent, MFC, and they do not create an inter-connection to any third party financial institution unaffiliated with the Company.

Hedging Relationships

The Company uses derivatives for economic hedging purposes only. In certain circumstances, these hedges also meet the requirements for hedge accounting. Hedging relationships eligible for hedge accounting are designated as either fair value hedges or cash flow hedges, as described below.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates. The Company also uses cross currency swaps and currency forwards to manage its exposure to foreign exchange rate fluctuations and interest rate fluctuations.

For the years ended December 31, 2012, 2011, and 2010, the Company did not recognize any gains or losses related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. At December 31, 2012, the Company had no hedges of firm commitments.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

The following tables show the investment gains (losses) recognized:

Year ended December 31, 2012
Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$118	$(93)	$25
	Fixed-rate liabilities	(4)	1	(3)
Foreign Currency Swaps	Fixed-rate assets	(1)	(22)	(23)
	Fixed-rate liabilities	-	-	-

Total		$113	$(114)	$(1)

Year ended December 31, 2011
Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$(546)	$679	$133
	Fixed-rate liabilities	339	(370)	(31)
Foreign Currency Swaps	Fixed-rate assets	(21)	10	(11)
	Fixed-rate liabilities	-	-	-

Total		$(228)	$319	$91

Year ended December 31, 2010
Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$(70)	$157	$87
	Fixed-rate liabilities	62	(64)	(2)
Foreign Currency Swaps	Fixed-rate assets	(73)	111	38
	Fixed-rate liabilities	-	-	-

Total		$(81)	$204	$123

Cash Flow Hedges. The Company uses interest rate swaps to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and forward agreements to hedge

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

currency exposure on foreign currency financial instruments and foreign currency denominated expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

For the year ended December 31, 2010, all of the Company’s hedged forecast transactions qualified as cash flow hedges. For the year ended December 31, 2011 certain cash flow hedges were discontinued because it was no longer probable that the original forecasted transaction would occur by the end of the originally specified time period documented at inception of the hedging relationship. In 2012 and 2011, the Company completed a comprehensive review of its projections of future cash flows related to hedging activity for its life insurance business and its long-term care business, respectively. As a result of the continued volatility in interest rates and current trends within the long-term care and life insurance businesses, the Company de-designated $1.6 billion (notional principal) of forward-starting interest rate swaps for the life insurance business in 2012, and $3.9 billion (notional principal) of forward-starting interest rate swaps for the long-term care business in 2011.

The accumulated other comprehensive income related to de-designated swaps continues to be deferred because the forecasted transactions are still possible of occurring. During 2012 and 2011, the deferred OCI related to the de-designated swaps amounted to $312 million, net of tax and $432 million, net of tax, respectively. If the forecasted transactions do occur, these amounts will be reclassified to earnings in the periods during which variability in the cash flows hedged or the hedged forecasted transactions are recognized in earnings. If the forecasted transactions become unlikely, the amounts will be reclassified to earnings in that period.

In addition, during 2012 the Company completed a review of the investment strategy for the JHNY universal life (“UL”) business. As part of this review, it was determined that it was appropriate for the UL business to begin investing in non-fixed income assets. Under the revised investment strategy, UL cash flows will be invested in a combination of fixed income and non-fixed income assets, potentially resulting in lower cash flows available for reinvestments in fixed income assets than originally anticipated for the UL cash flow hedging program. The Company voluntarily de-designated $150 million (notional principal) of forward-starting interest rate swaps in 2012, however believes that the originally forecasted fixed income asset purchases are still probable of occurring as forecasted. Accordingly, the accumulated other comprehensive income related to these de-designated swaps continues to be deferred. During 2012, the deferred OCI related to the de-designated swaps amounted to $30 million, net of tax. If the forecasted transactions do occur as expected, these amounts will be allocated to the acquired fixed income assets in the periods during which the hedged forecasted transactions occur and amortized to earnings over the life of the underlying fixed income assets acquired. If the forecasted transactions are no longer possible of occurring, the amounts will be reclassified to earnings in that period.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

The following tables present the effects of derivatives in cash flow hedging relationships on the Consolidated Statements of Operations, the Consolidated Statements of Comprehensive Income (Loss) and the Consolidated Statements of Changes in Shareholder’s Equity.

Year ended December 31, 2012
Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
		(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$526	$212	$9
	Floating rate assets	(5)	-	-
	Inflation indexed liabilities	134	-	-
	Forecasted fixed-rate liabilities	-	-	-
Foreign currency swaps	Fixed-rate assets	(16)	(4)	-
	Floating rate assets	(1)	-	-
	Floating rate liabilities	-	-	-
Foreign currency forwards	Forecasted expenses	3	1	-
	Foreign currency assets	-	-	-
Equity market contracts	Share-based payments	7	-	-

	Total	$648	$209	$9

Year ended December 31, 2011
Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
		(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$1,916	$59	$14
	Floating rate assets	5	-	-
	Inflation indexed liabilities	(136)	-	-
	Forecasted fixed-rate liabilities	-	-	-
Foreign currency swaps	Fixed-rate assets	16	-	-
	Floating rate assets	(1)	-	-
	Floating rate liabilities	-	-	-
Foreign currency forwards	Forecasted expenses	(16)	-	-
	Foreign currency assets	-	-	-
Equity market contracts	Share-based payments	(7)	-	-

	Total	$1,777	$59	$14

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

Year ended December 31, 2010

Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
		(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$48	$(129)	$3
	Floating rate assets	-	-	-
	Inflation indexed liabilities	(43)	-	-
	Forecasted fixed-rate liabilities	-	-	-
Foreign currency swaps	Fixed-rate assets	(25)	-	-
	Floating rate assets	(4)	-	-
	Floating rate liabilities	-	-	-
Foreign currency forwards	Forecasted expenses	(9)	-	-
	Foreign currency assets	(1)	-	-
Equity market contracts	Share-based payments	(3)	-	-

Total		$(37)	$(129)	$3

The Company anticipates that pre-tax net gains of approximately $70 million will be reclassified from AOCI to earnings within the next 12 months. The maximum time frame for which variable cash flows are hedged is 34 years.

For a rollforward of the net accumulated gains (losses) on cash flow hedges see the Shareholder’s Equity Note.

Derivatives Not Designated as Hedging Instruments. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swap agreements, interest rate futures contracts and CDS to manage credit risk, and interest rate cap and floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Interest rate floor agreements hedge the interest rate risk associated with minimum interest rate guarantees in certain life insurance and annuity businesses.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. Beginning in November 2007, for certain contracts, the Company implemented a hedging program to reduce its exposure to the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), and U.S. Treasury futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

The Company also has a macro equity risk hedging program using equity and currency futures. This program is designed to reduce the Company’s overall exposure to public equity markets arising from several sources including, but not limited to, variable annuity guarantees not dynamically hedged, separate account fees not associated with guarantees, and Company equity holdings.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

For the years ended December 31, 2012, 2011, and 2010, net losses and net gains related to derivatives in a non-hedging relationship were recognized by the Company and the components were recorded in net realized investment and other gains (losses) as follows:

Years ended December 31,	2012	2011	2010
	(in millions)
Non-Hedging Relationships
Interest rate swaps	$(336)	$3,230	$145
Interest rate futures	(53)	(237)	(56)
Interest rate options	(8)	1	(1)
Credit defaults swaps	1	-	-
Foreign currency swaps	(32)	17	(68)
Foreign currency forwards	(5)	(10)	22
Foreign currency futures	-	16	(18)
Embedded derivatives	(1,730)	153	(93)
Equity market contracts	7	(1)	12
Equity index futures	(1,555)	(318)	(652)

Total Investment Gains (Losses) from Derivatives in Non-Hedging Relationships	$(3,711)	$2,851	$(709)

Credit Default Swaps. The Company replicates exposure to specific issuers by selling credit protection via CDS in order to complement its cash bond investing. The Company does not employ leverage in its CDS program and therefore, does not write CDS protection in excess of its government bond holdings.

The following table provides details of the CDS protection sold by type of contract and external agency rating for the underlying reference security, as of December 31, 2012 and 2011, respectively.

	December 31, 2012			December 31, 2011
	Notional amount[2]	Fair Value	Weighted average maturity (in years)[3]	Notional amount[2]	Fair Value	Weighted average maturity (in years)[3]
	(in millions)
Single name CDS[1]
Corporate Debt
AAA	$25	$1	4	$25	$1	5
AA	85	2	4	85	2	5
A	145	3	4	105	1	5
BBB	10	-	5	-	-

Total CDS protection sold	$265	$6		$215	$4

[1]

The rating agency designations are based on S&P where available followed by Moody’s, Dominion Bond Rating Services (DBRS), and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.

[2]

Notional amount represents the maximum future payments the Company would have to pay its counterparties assuming a default of the underlying credit and zero recovery on the underlying issuer obligation.

[3]	The weighted average maturity of the CDS is weighted based on notional amounts.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

The Company holds no purchased credit protection at December 31, 2012. At December 31, 2011 the Company held purchased credit protection with a total notional amount of $31 million and a fair value of $1 million. The average credit rating of the counterparties guaranteeing the underlying credit is A+ and the weighted average maturity is 5.5 years.

Embedded Derivatives. The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts include fixed maturities, reinsurance contracts, participating pension contracts, and certain benefit guarantees.

For more details on the Company’s embedded derivatives, see the Fair Value Measurements Note.

Credit Risk. The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its over-the-counter derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2012 and 2011, the Company accepted collateral consisting of cash of $2,142 million and $1,446 million and various securities with a fair value of $5,430 million and $5,591 million, respectively, which is held in separate custodial accounts. In addition, the Company has pledged collateral to support both the over-the-counter derivative instruments and exchange traded futures. For further details regarding pledged collateral see the Investments Note.

Note 9 — Certain Separate Accounts

The Company issues variable annuity and variable life contracts through its separate accounts for which investment income and investment gains and losses accrue to, and investment risk is borne by, the contract holder. Most contracts contain certain guarantees, which are discussed more fully below.

The deposits related to the variable life insurance contracts are invested in separate accounts, and the Company guarantees a specified death benefit on certain policies if specified premiums on these policies are paid by the policyholder, regardless of separate account performance.

The following table reflects variable life insurance contracts with guarantees held by the Company:

	December 31,
	2012	2011

	(in millions, except for age)
Life insurance contracts with guaranteed benefits
In the event of death
Account value	$8,346	$7,586
Net amount at risk related to deposits	182	174
Average attained age of contract holders	52	52

Many of the variable annuity contracts issued by the Company offer various guaranteed minimum death, income, and/or withdrawal benefits. GMDB features guarantee the contract holder either (a) a return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or (d) a combination of (b) and (c) above.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

Contracts with Guaranteed Minimum Income Benefit (“GMIB”) riders provide a guaranteed lifetime annuity, which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance would purchase at then-current annuity purchase rates.

Multiple variations of an optional GMWB rider have also been offered by the Company. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions, which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Unaffiliated and affiliated reinsurance has been utilized to mitigate risk related to some of the guarantee benefit riders. Hedging has also been utilized to mitigate risk related to some of the GMWB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

The Company had the following variable annuity contracts with guarantees. Amounts at risk are shown net of reinsurance. Note that the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

	December 31,
	2012	2011

	(in millions, except for ages and percentages)
Guaranteed Minimum Death Benefit
Return of net deposits
In the event of death
Account value	$24,553	$23,864
Net amount at risk — net of reinsurance	64	174
Average attained age of contract holders	66	65

Return of net deposits plus a minimum return
In the event of death
Account value	$542	$562
Net amount at risk — net of reinsurance	305	332
Average attained age of contract holders	70	70
Guaranteed minimum return rate	5%	5%

Highest specified anniversary account value minus withdrawals post anniversary
In the event of death
Account value	$25,350	$25,558
Net amount at risk — net of reinsurance	265	559
Average attained age of contract holders	66	65

Guaranteed Minimum Income Benefit
Account value	$4,816	$5,102
Net amount at risk — net of reinsurance	40	50
Average attained age of contract holders	65	64

Guaranteed Minimum Withdrawal Benefit
Account value	$38,613	$36,581
Net amount at risk	774	1,116
Average attained age of contract holders	63	65

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

	December 31,
	2012	2011

	(in millions)
Type of Fund
Equity	$28,537	$27,351
Balanced	21,539	20,850
Bond	7,557	7,321
Money Market	1,407	1,667

Total	$59,040	$57,189

The following table summarizes the liabilities for guarantees on variable annuity contracts reflected in future policy benefits in the general account:

	Guaranteed Minimum Death Benefit (GMDB)	Guaranteed Minimum Income Benefit (GMIB)	Guaranteed Minimum Withdrawal Benefit (GMWB)	Total

	(in millions)
Balance at January 1, 2012	$247	$211	$1,165	$1,623
Incurred guarantee benefits	(51)	(91)	-	(142)
Other reserve changes	33	59	145	237

Balance at December 31, 2012	229	179	1,310	1,718
Reinsurance recoverable	(68)	(1,801)	(1,071)	(2,940)

Net balance at December 31, 2012	$161	$(1,622)	$239	$(1,222)

Balance at January 1, 2011	$225	$177	$507	$909
Incurred guarantee benefits	(66)	(75)	-	(141)
Other reserve changes	88	109	658	855

Balance at December 31, 2011	247	211	1,165	1,623
Reinsurance recoverable	(82)	(2,046)	(953)	(3,081)

Net balance at December 31, 2011	$165	$(1,835)	$212	$(1,458)

The GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserves were determined in accordance with ASC 944, and the GMIB reinsurance recoverable and non-life contingent GMWB gross reserves were determined in accordance with ASC 815 “Derivatives and Hedging”.

The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefits to policyholders, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the amounts above at December 31, 2012 and 2011:

•

Data used included 1,000 stochastically generated investment performance scenarios. For the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve calculations, risk neutral scenarios were used.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

•

For life products, reserves were established using stochastic modeling of future separate account returns and best estimate mortality, lapse, and premium persistency assumptions, which vary by product.

•	Mean return and volatility assumptions were determined by asset class. Market consistent observed volatilities were used where available for ASC 815 calculations.

•	Annuity mortality was based on the Ruark table multiplied by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

•	Annuity base lapse rates vary by contract type, duration, type of living benefit or death benefit rider, and whether guaranteed withdrawals are being taken. The lapse rates range from 0.5% to 40%.

•

The discount rates used in the GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserve calculations range from 6.4% to 7%. The discount rates used in the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve calculations were based on the term structure of swap curves with a credit spread based on the credit standing of MFC (for GMWB) and the reinsurers (for GMIB).

Note 10 — Closed Blocks

The Company operates two separate closed blocks for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999. The JHLICO closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000.

Assets were allocated to the closed blocks in an amount that, together with anticipated revenues from policies included in the closed blocks, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues. Assets allocated to the closed blocks inure solely to the benefit of the holders of the policies included in the closed blocks and will not revert to the benefit of the shareholder of the Company. No reallocation, transfer, borrowing, or lending of assets can be made between the closed blocks and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without prior approval from the State of Michigan Office of Financial and Insurance Regulation.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders for that closed block will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

The assets and liabilities allocated to the closed blocks are recorded in the Company’s Consolidated Balance Sheets and Consolidated Statements of Operations on the same basis as other similar assets and liabilities. The carrying amount of the closed blocks’ liabilities in excess of the carrying amount of the closed blocks’ assets at the date the closed blocks were established (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the maximum future earnings from the assets and liabilities designated to the closed blocks that can be recognized in income over the period the policies in the closed blocks remain in force. The Company has developed an actuarial calculation of the timing of such maximum future shareholder earnings, and this is the basis of the policyholder dividend obligation.

If actual cumulative earnings of a closed block are greater than expected cumulative earnings of that block, only expected earnings will be recognized in that closed block’s income. Actual cumulative earnings in excess of expected cumulative earnings of a closed block represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation because the excess will be paid to the policyholders of that closed block as an additional policyholder dividend unless otherwise offset by future closed block performance that is less favorable than originally expected. If actual cumulative performance of a closed block is less favorable than expected, expected earnings for that closed block will be recognized in net income, unless the policyholder dividend obligation has been reduced to zero, in which case actual earnings will be recognized in income. The policyholder dividend obligation for the JHLICO and JHUSA closed blocks was zero at December 31, 2012 and 2011.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

For all closed block policies, the principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders’ benefits, policyholder dividends, premium taxes, guaranty fund assessments, and income taxes. For the JHLICO closed block policies, the principal income and expense items excluded from the closed block are management and maintenance expenses, commissions, and net investment income and realized investment gains and losses of investment assets outside the closed block that support the closed block business, all of which enter into the determination of total gross margins of closed block policies for the purpose of the amortization of deferred policy acquisition costs. There are no exclusions applicable to the JHUSA closed block. The amounts shown in the following tables for assets, liabilities, revenues, and expenses of the closed blocks are those that enter into the determination of amounts that are to be paid to policyholders.

The following tables set forth certain summarized financial information relating to the closed blocks as of the dates indicated:

JHUSA Closed Block

	December 31,
	2012	2011

	(in millions)
Liabilities
Future policy benefits	$8,258	$8,349
Policyholders’ funds	74	76
Policyholder dividends payable	162	180
Other closed block liabilities	659	636

Total closed block liabilities	9,153	9,241

Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2012—$2,733; 2011—$2,918)	3,163	3,250
Mortgage loans on real estate	519	579
Investment real estate	710	692
Policy loans	1,589	1,586
Other invested assets	5	4

Total investments	5,986	6,111

Cash borrowings, cash, and cash equivalents	(513)	(339)
Accrued investment income	101	102
Amount due from and held for affiliates	2,047	1,885
Other closed block assets	588	574

Total assets designated to the closed block	8,209	8,333

Excess of closed block liabilities over assets designated to the closed block	944	908
Portion of above representing accumulated other comprehensive income:
Unrealized appreciation, net of deferred income tax expense of $322 and $265, respectively	597	492
Adjustment for deferred policy acquisition costs, net deferred income tax benefit of $111 and $82, respectively	(206)	(153)
Foreign currency translation adjustment	(79)	(70)

Total amounts included in accumulated other comprehensive income	312	269

Maximum future earnings to be recognized from closed block assets and liabilities	$1,256	$1,177

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

JHUSA Closed Block

	Years ended December 31,
	2012	2011	2010

	(in millions)
Revenues
Premiums	$538	$558	$597
Net investment income	339	331	351
Net realized investment income and other gains (losses)	111	67	161

Total revenues	988	956	1,109

Benefits and Expenses
Benefits to policyholders	656	668	713
Policyholder dividends	331	354	367
Amortization of deferred policy acquisition costs	94	14	(28)
Other closed block operating costs and expenses	29	29	28

Total benefits and expenses	1,110	1,065	1,080

Revenues, net of benefits and expenses	(122)	(109)	29
Income tax expense (benefit)	(43)	(41)	11

Revenues, net of benefits and expenses and income taxes	$(79)	$(68)	$18

Maximum future earnings from closed block assets and liabilities:

	December 31,
	2012	2011

	(in millions)
Beginning of period	$1,177	$1,109
Revenues, net of benefits and expenses and income taxes	79	68

End of period	$1,256	$1,177

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

JHLICO Closed Block

	December 31,
	2012	2011

	(in millions)
Liabilities
Future policy benefits	$10,488	$10,654
Policyholders’ funds	1,446	1,506
Policyholder dividends payable	324	367
Other closed block liabilities	418	409

Total closed block liabilities	12,676	12,936

Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2012—$6,198; 2011—$6,411)	6,839	6,939
Equity securities:
Available-for-sale—at fair value (cost: 2012—$6; 2011—$11)	9	12
Mortgage loans on real estate	2,176	2,284
Policy loans	1,449	1,491
Other invested assets	88	104

Total investments	10,561	10,830

Cash borrowings, cash, and cash equivalents	154	(36)
Accrued investment income	128	133
Other closed block assets	88	88

Total assets designated to the closed block	10,931	11,015

Excess of closed block liabilities over assets designated to the closed block	1,745	1,921
Portion of above representing accumulated other comprehensive income:
Unrealized appreciation, net of deferred income tax expense of $229 and $194, respectively	425	358

Maximum future earnings to be recognized from closed block assets and liabilities	$2,170	$2,279

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

JHLICO Closed Block

	Years ended December 31,
	2012	2011	2010

	(in millions)
Revenues
Premiums	$514	$577	$621
Net investment income	555	576	585
Net realized investment income and other gains (losses)	65	73	18

Total revenues	1,134	1,226	1,224

Benefits and Expenses
Benefits to policyholders	665	729	733
Policyholder dividends	289	412	439
Other closed block operating costs and expenses	12	52	11

Total benefits and expenses	966	1,193	1,183

Revenues, net of benefits and expenses	168	33	41
Income tax expense (benefit)	59	12	12

Revenues, net of benefits and expenses and income taxes	$109	$21	$29

Maximum future earnings from closed block assets and liabilities:

	December 31,
	2012	2011

	(in millions)
Beginning of period	$2,279	$2,300
Revenues, net of benefits and expenses and income taxes	(109)	(21)

End of period	$2,170	$2,279

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Debt and Line of Credit

External short-term and long-term debt consisted of the following:

	December 31,
	2012	2011

	(in millions)
Short-term debt:
Current maturities of long-term debt	$14	$11

Long-term debt:
Surplus notes, 7.38% maturing in 2024	472	473
Fixed rate notes payable, interest ranging from 5.4% to 13.84% due in varying amounts to 2016	62	106
Variable rate notes payable, interest ranging from LIBOR plus 0.45% to LIBOR plus 3.15%	-	59

	534	638
Less current maturities of long-term debt	(14)	(11)

Total long-term debt	$520	$627

Consumer notes:
Notes payable, interest ranging from 0.80% to 6.00% due in varying amounts to 2032	$716	$819

Long-Term Debt

Aggregate maturities of long-term debt are as follows: 2013—$14 million; 2014—$32 million; 2015—$0 million ; 2016—$16 million; 2017—$0 million; and thereafter—$472 million.

Interest expense on debt, included in other operating costs and expenses, was $41 million, $46 million and $47 million in 2012, 2011, and 2010, respectively. Interest paid on debt was $38 million, $43 million, and $47 million in 2012, 2011, and 2010, respectively.

The fixed rate notes payable includes $47 million of collateralized debt and therefore ranks highest in priority. The remaining fixed rate notes payable are unsecured. Any payment of interest or principal on the surplus notes requires the prior approval of the Commissioner.

Consumer Notes

The Company issued consumer notes through its SignatureNotes program. The SignatureNotes investment product was sold through a broker-dealer network to retail customers in the form of publicly traded fixed and/or floating rate securities. SignatureNotes have a variety of maturities, interest rates, and call provisions.

Aggregate maturities of consumer notes, net of unamortized dealer fees, are as follows: 2013—$56 million; 2014—$237 million; 2015—$148 million; 2016—$67 million; 2017—$8 million; and thereafter—$204 million.

Interest expense on consumer notes, included in other operating costs and expenses, was $34 million, $42 million, and $48 million in 2012, 2011, and 2010, respectively. Interest paid amounted to $36 million, $42 million, and $48 million in 2012, 2011, and 2010, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Debt and Line of Credit - (continued)

Line of Credit

At December 31, 2012, the Company had a committed line of credit established by MFC totaling $1 billion pursuant to a 364-day revolving credit facility. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, which were met at December 31, 2012. At December 31, 2012, the Company had no outstanding borrowings under the agreement.

At December 31, 2012, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $500 million pursuant to a multi-year facility, which will expire in 2015. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain a certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2012. At December 31, 2012, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

Note 12 — Income Taxes

The Company is included in the consolidated federal income tax return of JHFC. In 2010, the Company’s common parent, Manulife Holdings Delaware LLC (“MHDLLC”) merged with JHFC resulting in a new combined group. John Hancock Life and Health Insurance Company (“JHLH”), an affiliate, files a separate federal income tax return for a five-year period that began in 2010.

Income (loss) before income taxes includes the following:

	Years ended December 31,
	2012	2011	2010

	(in millions)
Domestic	$(766)	$(1,143)	$(788)

Income (loss) before income taxes	$(766)	$(1,143)	$(788)

The components of income taxes were as follows:

	Years ended December 31,
	2012	2011	2010

	(in millions)
Current taxes:
Federal	$(255)	$(233)	$(224)
State	-	1	-

Total	(255)	(232)	(224)

Deferred taxes:
Federal	(378)	(100)	403
State	-	-	(3)

Total	(378)	(100)	400

Total income tax expense (benefit)	$(633)	$(332)	$176

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Income Taxes - (continued)

A reconciliation of income taxes at the federal income tax rate to income tax expense (benefit) charged to operations follows:

	Years ended December 31,
	2012	2011	2010

	(in millions)

Tax at 35%	$(268)	$(400)	$(276)
Add (deduct):
Prior year taxes	(61)	27	47
Tax credits	(76)	(74)	(65)
Tax-exempt investment income	(29)	(31)	(34)
Lease income	27	1	(5)
Dividend received deduction	(113)	(102)	(88)
Change in tax reserves	(128)	67	34
Goodwill impairment	-	175	560
Foreign tax expense gross-up	10	3	3
Other	5	2	-

Total income tax expense (benefit)	$(633)	$(332)	$176

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Income Taxes - (continued)

Deferred income tax assets and liabilities result from tax affecting the differences between the financial statement values and income tax values of assets and liabilities at each Consolidated Balance Sheet date. Deferred tax assets and liabilities consisted of the following:

	December 31,
	2012	2011

	(in millions)
Deferred tax assets:
Policy reserves	$2,401	$2,752
Net operating loss carryforwards	661	666
Net capital loss carryforwards	-	-
Tax credits	831	698
Unearned revenue	523	702
Deferred compensation	53	61
Accrued interest	414	437
Policyholder dividends payable	91	156
Other	91	147

Total deferred tax assets	5,065	5,619

Deferred tax liabilities
Unrealized investment gains on securities	2,954	2,225
Deferred policy acquisition costs	1,606	1,751
Intangible assets	946	1,042
Premiums receivable	36	37
Deferred sales inducements	57	89
Deferred gains	527	577
Securities and other investments	2,969	3,690
Other	188	130

Total deferred tax liabilities	9,283	9,541

Net deferred tax liabilities	$4,218	$3,922

At December 31, 2012, the Company had $1,889 million of net operating loss carryforwards which will expire between 2023 and 2030. At December 31, 2012, the Company had $831 million of tax credits, which consist of $633 million of general business credits, $172 million of foreign tax credits, and $26 million of alternative minimum tax credits. The general business credits begin to expire in tax year 2021 through tax year 2032. The foreign tax credits begin to expire in tax year 2013 through tax year 2022. The alternative minimum tax credits do not have an expiration date.

The Company has not recorded a valuation allowance with respect to the realizability of its deferred tax assets. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets. Based on management’s assessment of all available information, management believes that it is more likely than not the Company will realize the full benefit of its deferred tax assets.

In 2012, the Company received income tax refunds of $190 million from subsidiaries under the terms of its inter-company tax-sharing agreement and made income tax payments of $43 million to the Internal Revenue Service (“IRS”). In 2011, the Company received income tax refunds of $181 million from subsidiaries under the terms of its inter-company tax-sharing agreement and received income tax refunds of $20 million from the IRS. In 2010, the Company received income tax refunds of $60 million from subsidiaries under the inter-company tax sharing agreement and made income tax payments of $29 million to the IRS.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Income Taxes - (continued)

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. The Company is under continuous examination by the IRS. Effective for 2010, the Company’s common parent JHFC merged into MHDLLC resulting in a new combined group. The returns for the new combined group have not yet been examined by the IRS. With respect to the legacy MHDLLC consolidated return group, the IRS audits for tax years prior to 2006 have been closed. Tax years 2006 and 2007 for MHDLLC are in IRS appeals and tax years 2008 and 2009 are currently under examination. With respect to the legacy JHFC group, the IRS has completed its examinations of tax years 1997 through 2006. The IRS has issued statutory notices of deficiency relating to issues in years 1997 through 2001. The Company resolved all issues with the IRS except leveraged leases, for which the Company is waiting on a decision from the U.S. Tax Court. For tax years 2002 through 2004, all issues have been resolved except those pertaining to the Tax Court case. For tax years 2005 and 2006, the legacy JHFC group is currently in appeals. Tax years 2007 through 2009 are currently under examination by the IRS. Tax years 1997 through 2004 remain open until the Tax Court case is resolved. Management believes that adequate provision has been made in the financial statements for potential assessments relating to all open tax years.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	December 31,
	2012	2011

	(in millions)
Balance, beginning of year	$2,477	$2,261
Additions based on tax positions related to the current year	350	212
Additions for tax positions of prior years	616	10
Reductions for tax positions of prior years	(217)	(6)

Balance, end of year	$3,226	$2,477

Included in the balances as of December 31, 2012 and 2011, respectively, are $237 million and $387 million of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2012 and 2011, respectively, are $2,989 million and $2,090 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Excluding the effect of interest and penalties, this has no impact on the annual effective rate, but would accelerate the payment of taxes to an earlier period.

The Company’s liability for unrecognized tax benefits may decrease in the next twelve months pending the outcome of remaining issues associated with the 1997 through 2009 IRS audit. A reasonable estimate of the decrease cannot be determined at this time; however, the Company believes that the ultimate resolution will not result in a material change to its consolidated financial statements.

The Company recognizes interest accrued related to unrecognized tax benefits in interest expense (part of other operating costs and expenses) and penalties in income tax expense. The Company recognized approximately $34 million of interest benefit for the year ended December 31, 2012, $161 million and $166 million of interest expense for the years ended December 31, 2011 and 2010, respectively. The Company had approximately $1,157 million and $1,191 million accrued for interest as of December 31, 2012 and 2011, respectively. The Company did not recognize material penalties for the years ended December 31, 2012, 2011, and 2010.

Note 13 — Commitments, Guarantees, Contingencies, and Legal Proceedings

Commitments. The Company has extended commitments to purchase U.S. private debt and to issue mortgage loans on real estate totaling $1,957 million and $124 million, respectively, at December 31, 2012. If funded, loans related to real estate mortgages would be fully collateralized by the mortgaged properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. Approximately 40% of these commitments expire in 2013 and the remainder expire by 2017.

The Company leases office space under non-cancelable operating lease agreements with various expiration dates. Rental expenses, net of sub-lease income, were $18 million, $20 million and $24 million for the years ended December 31, 2012, 2011, and 2010, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Commitments, Guarantees, Contingencies, and Legal Proceedings - (continued)

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. During 2012, the Company entered into a parking lease agreement, which expires on December 31, 2050. The terms of the lease agreements provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under these leases and other non-cancelable operating leases along with the associated sub-lease income are as follows:

	Non-cancelable Operating Leases	Sub-lease Income
	(in millions)
2013	$43	$17
2014	33	14
2015	18	3
2016	10	-
2017	7	-
Thereafter	365	-

Total	$476	$34

Other than the Company’s investment in real estate, the Company does not have any material sub-lease income related to its office space. Leasing of investment real estate is not a significant part of the Company’s business activities in terms of revenue, net income, or assets.

The Company’s investment in leveraged leases relates to equipment used primarily in the transportation industries; however, this type of leasing transaction is not a significant part of the Company’s business activities in terms of revenue, net income, or assets.

Guarantees. In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under U.S. GAAP specific to the insurance industry. The Company had no guarantees outstanding outside the scope of insurance accounting at December 31, 2012.

Contingencies. The Company is an investor in leveraged leases and has established provisions for possible disallowance of the tax treatment and for interest on past due taxes. The Company continues to believe that deductions originally claimed in relation to these arrangements are appropriate. Although not expected to occur, should the tax attributes of the leveraged leases be fully denied, no material impact to the Company’s results are expected.

The Company acts as an intermediary/broker in over-the-counter derivative instruments. In these cases, the Company enters into derivative transactions on behalf of affiliated companies and then enters into offsetting derivative transactions with the affiliate. In the event of default of either party, the Company is still obligated to fulfill its obligations with the other party.

Legal Proceedings. The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, the Michigan Office of Financial and Insurance Regulation, state attorneys general, the SEC, the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a regular quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity

Capital Stock

The Company has two classes of capital stock, preferred stock and common stock. All of the outstanding preferred and common stock of the Company is owned by MIC, its parent.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

Accumulated Other Comprehensive Income (Loss)

The components of accumulated other comprehensive income (loss) were as follows:

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2010	$207	$400	$9	$(478)	$138
Gross unrealized investment gains (net of deferred income tax expense of $770)	1,429				1,429
Reclassification adjustment for gains realized in net income (net of deferred income tax expense of $275)	(510)				(510)
Adjustment for policyholder liabilities (net of deferred income tax expense of $23)	42				42
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $97)	(180)				(180)

Net unrealized investment gains	781				781
Foreign currency translation adjustment			(53)		(53)
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax benefit of $1)				(2)	(2)
Change in net actuarial loss (net of deferred income tax expense of $5)				9	9
Net unrealized gain on split-dollar life insurance benefit (net of deferred income tax expense of $1)				2	2
Net losses on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax benefit of $20)		(37)			(37)
Reclassification of net cash flow hedge gains to net income (net of deferred income tax expense of $69)		(129)			(129)
Transfer of certain pension and postretirement benefit plans to Parent (net of deferred income tax expense of $255)				473	473

Balance at December 31, 2010	$988	$234	$(44)	$4	$1,182

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2011	$988	$234	$(44)	$4	$1,182
Gross unrealized investment gains (net of deferred income tax expense of $1,817)	3,371				3,371
Reclassification adjustment for gains realized in net income (net of deferred income tax expense of $373)	(692)				(692)
Adjustment for policyholder liabilities (net of deferred income tax benefit of $355)	(659)				(659)
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $418)	(775)				(775)

Net unrealized investment gains	1,245				1,245
Foreign currency translation adjustment			13		13
Net losses on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax expense of $957)		1,777			1,777
Reclassification of net cash flow hedge gains to net income (net of deferred income tax expense of $32)		(59)			(59)

Balance at December 31, 2011	$2,233	$1,952	$(31)	$4	$4,158

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2012	$2,233	$1,952	$(31)	$4	$4,158
Gross unrealized investment gains (net of deferred income tax expense of $902)	1,677				1,677
Reclassification adjustment for gains realized in net income (net of deferred income tax expense of $369)	(686)				(686)
Adjustment for policyholder liabilities (net of deferred income tax benefit of $135)	(251)				(251)
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax expense of $64)	118				118

Net unrealized investment gains	858				858
Foreign currency translation adjustment			(50)		(50)
Pension and postretirement benefits:
Net unrealized gain on split-dollar life insurance benefit (net of deferred income tax expense of $-)				-	-
Net losses on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax expense of $349)		648			648
Reclassification of net cash flow hedge gains to net income (net of deferred income tax expense of $113)		(209)			(209)

Balance at December 31, 2012	$3,091	$2,391	$(81)	$4	$5,405

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

Net unrealized investment gains (losses) included on the Company’s Consolidated Balance Sheets as a component of shareholder’s equity are summarized below:

	Years ended December 31,
	2012	2011	2010

	(in millions)
Balance, end of year comprises:
Unrealized investment gains (losses) on:
Fixed maturities	$7,378	$5,932	$1,861
Equity securities	471	365	360
Other investments	5	33	(14)

Total (1)	7,854	6,330	2,207

Amounts of unrealized investment gains (losses) attributable to:
Deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability	(1,642)	(1,824)	(631)
Policyholder liabilities	(1,456)	(1,070)	(56)
Deferred income taxes	(1,665)	(1,203)	(532)

Total	(4,763)	(4,097)	(1,219)

Net unrealized investment gains (losses)	$3,091	$2,233	$988

(1)	Includes unrealized investment gains (losses) on invested assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Related Party Transactions Note, for information on the associated MRBL reinsurance agreement.

Statutory Results

The Company and its wholly-owned subsidiaries, JHNY and JHLH, are required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance departments of their states of domicile, which are Michigan, New York, and Massachusetts, respectively.

The Company’s statutory net (loss) income for the years ended December 31, 2012, 2011, and 2010 was $221 million, $(2,888) million, and $40 million, respectively. The Company’s statutory capital and surplus as of December 31, 2012 and 2011 was $5,794 million and $4,971 million, respectively.

Under Michigan State insurance laws, no insurer may pay any shareholder dividends from any source other than statutory earned surplus without the prior approval of the Insurance Commissioner. Dividends to the shareholder that may be paid without prior approval of the Commissioner are limited by the laws of the State of Michigan. Such dividends are permissible if, together with other dividends or distributions made within the preceding 12 months, they do not exceed the greater of 10% of the JHUSA surplus as of December 31 of the preceding year, or the net gain from operations for the 12 month period ending December 31 of the immediately preceding year. JHUSA paid no shareholder dividends to MIC for the years ended December 31, 2012 and 2011.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 15 — Pension and Other Postretirement Benefit Plans

Prior to December 31, 2010, the Company accounted for its share of the John Hancock Pension Plan, a qualified defined benefit plan, and the John Hancock Non-Qualified Pension Plan, a non-qualified defined benefit plan (collectively, “the Plans”), and the John Hancock Employee Welfare Plan (the “Welfare Plan”) as direct legal obligations of the Company and accounted for the corresponding plan obligations on its Consolidated Balance Sheets and Consolidated Statements of Operations. Effective December 31, 2010, the Company transferred the sponsorship of these plans to MIC along with the associated net liabilities. The impact of the transfer on the Company’s December 31, 2010 Consolidated Statements of Changes in Shareholder’s Equity was a decrease in additional paid-in capital of $13 million and an increase in accumulated other comprehensive income of $473 million, net of tax.

Prior to December 31, 2010, the Company sponsored the John Hancock Pension Plan that covers substantially all of its employees. Historically, pension benefits were calculated utilizing a traditional formula. Under the traditional formula, benefits were provided based upon length of service and final average compensation. As of January 1, 2002, all defined benefit pension plans were amended to a cash balance basis. Under the cash balance formula, participants are credited with benefits equal to a percentage of eligible pay, as well as interest. Certain grandfathered employees are eligible to receive benefits based upon the greater of the traditional formula or cash balance formula. In addition, early retirement benefits are subsidized for certain grandfathered employees.

Prior to December 31, 2010, the Company’s funding policy for its qualified defined benefit plan was to contribute annually an amount at least equal to the minimum annual contribution required under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws and generally not greater than the maximum amount that can be deducted for federal income tax purposes. In 2010, no contributions were made to the qualified plan.

Prior to December 31, 2010, the Company also sponsored the John Hancock Non-Qualified Pension Plan. an unfunded non-qualified defined benefit plan. This plan provides supplemental benefits in excess of the compensation limit outlined in the Internal Revenue Code for certain employees.

Prior to December 31, 2010, the Company’s funding policy for the John Hancock Non-Qualified Pension Plan was to contribute an amount equal to the plan’s benefit payments made during the year. The contribution to the non-qualified plan was $31 million in 2010.

As of the transfer date, the assets and liabilities of the Plans became direct obligations of MIC, while JHUSA became a participating employer in the plans transferred. Prospectively, the Company will remain jointly and severally liable for the funding requirements of the Plans and will recognize its allocation from MIC of the required contributions to the plans as pension expense in its Consolidated Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate payments into the trust for the qualified plan and payments to participants for the non-qualified plan. Prior to 2011, pension expense was the net periodic benefit cost incurred for these plans as determined by the plan actuary and consistent with actuarial practice for a plan sponsor. The expense for the Plans was $59 million, $41 million and $7 million in 2012, 2011, and 2010, respectively. The components of the $7 million in 2010 consisted of $32 million service cost, $124 million interest cost, ($161) million expected return on plan assets, ($3) million amortization of prior service cost and $15 million recognized actuarial loss. In 2010, benefits paid related to the qualified defined benefit plan and the non-qualified plan were $175 million.

The Company participates in the John Hancock Supplemental Retirement Plan, a non-qualified defined contribution plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for the plan was $ 7 million, $6 million, and $8 million in 2012, 2011, and 2010, respectively. The prior non-qualified defined contribution plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

Prior to December 31, 2010, the Company provided postretirement medical and life insurance benefits for its retired employees and their spouses through its sponsorship of the John Hancock Financial Services, Inc. Employee Welfare Plan. Effective January 1, 2010, the plan was renamed the John Hancock Employee Welfare Plan and plan sponsorship was transferred from MIC to the Company. Certain employees hired prior to January 1, 2005 who meet age and service criteria may be eligible for these postretirement benefits in accordance with the plan’s provisions. The majority of retirees contribute a portion of the total cost of postretirement medical benefits. Life insurance benefits are based on final compensation subject to the plan maximum.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 15 — Pension and Other Postretirement Benefit Plans - (continued)

The Welfare Plan was amended effective January 1, 2007 whereby participants who had not reached a certain age and years of service with the Company were no longer eligible for such Company contributory benefits. Also, the number of years of service required to be eligible for the benefit was increased to 15 years for all participants. The future retiree life insurance coverage amount was frozen as of December 31, 2006.

Prior to December 31, 2010, the Company’s policy was to fund the Welfare Plan in amounts at or below the annual tax qualified limits. The contribution to the Welfare Plan was $48 million in 2010.

As of the transfer date, the liabilities of the Welfare Plan became direct obligations of MIC, while JHUSA became a participating employer in the plan. Prospectively, the Company will remain jointly and severally liable for the funding requirements of the Welfare Plan and will recognize its allocation from MIC of the benefits paid on behalf of plan participants as postretirement benefits expense in its Consolidated Statements of Operations. The allocation is derived by utilizing participant data to calculate claim payments relating to participants in these plans. Prior to 2011, the Welfare Plan expense was the net periodic benefit cost incurred for these plans as determined by the plan actuary and consistent with actuarial practice for a plan sponsor. The expense for this plan was $30 million, $46 million, and $3 million in 2012, 2011, and 2010, respectively. The components of the $3 million in 2010 consisted of $1 million service cost, $28 million interest cost and ($26) million expected return on plan assets.

The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. Sponsorship of these plans transferred from MIC to the Company effective January 1, 2010. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. Expense for these plans is primarily comprised of the amounts the Company contributes to the plans, which fully matches eligible participants’ basic pre-tax or Roth contributions, subject to a 4% per participant maximum. The expense for these defined contribution plans was $19 million, $19 million, and $18 million in 2012, 2011, and 2010, respectively.

Assumptions

Weighted-average assumptions used to determine the Company’s net periodic benefit cost for the year ended December 31, 2010, when the Company was the sponsor, are as follows:

	Pension Benefits	Other Postretirement Benefits

Discount rate	5.50%	5.50%
Expected long-term return on plan assets	7.75%	7.75%
Rate of compensation increase	4.35%	N/A
Health care cost trend rate for the following year		8.50%
Ultimate trend rate		5.00%
Year ultimate rate reached		2028

The overall expected long-term rate of return on plan assets assumption reflects the Company’s best estimate. The general approach used to develop the assumption takes into consideration the allocation of assets held on the measurement date, plus the target allocation of expected contributions to the plan for the upcoming fiscal year, net of investment expenses. The rate is calculated using historical weighted-average real returns for each significant class of plan assets including the effects of continuous reinvestment of earnings. In addition, the calculation includes a long-term expectation of general inflation. Current market conditions and published commentary are also considered when assessing the reasonableness of the overall expected long-term rate of return on plan assets assumption.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements

The following table presents the carrying amounts and fair values of the items measured or disclosed at fair value by the Company. Fair values have been determined by using available market information and the valuation methodologies described below.

	December 31,
	2012		2011
	Carrying Value	Fair Value	Carrying Value	Fair Value

	(in millions)
Assets:
Fixed maturities:
Available-for-sale (1)	$63,285	$63,285	$67,266	$67,266
Held-for-trading	1,441	1,441	1,477	1,477
Equity securities:
Available-for-sale	386	386	439	439
Held-for-trading	130	130	97	97
Mortgage loans on real estate	13,192	15,065	13,974	15,335
Policy loans	5,264	5,264	5,220	5,220
Short-term investments	2,166	2,166	1,618	1,618
Cash and cash equivalents	3,511	3,511	3,296	3,296
Other invested assets (2)	367	367	425	425
Derivatives:
Interest rate swaps	11,502	11,502	11,580	11,580
Foreign currency swaps	268	268	346	346
Foreign currency forwards	10	10	4	4
Interest rate options	43	43	9	9
Equity market contracts	10	10	-	-
Credit default swaps	6	6	4	4
Embedded derivatives	2,715	2,715	2,924	2,924
Assets held in trust	2,487	2,487	2,463	2,463
Separate account assets	140,626	140,626	129,326	129,326

Total assets	$247,409	$249,282	$240,468	$241,829

Liabilities:
Consumer notes	$716	$757	$819	$837
Debt	534	593	638	677
Guaranteed investment contracts and funding agreements	465	471	577	577
Fixed-rate deferred and immediate annuities	8,903	9,219	9,415	9,307
Supplementary contracts without life contingencies	67	72	48	48
Derivatives:
Interest rate swaps	4,499	4,499	4,454	4,454
Foreign currency swaps	562	562	650	650
Foreign currency forwards	-	-	2	2
Equity market contracts	7	7	20	20
Credit default swaps	-	-	1	1
Embedded derivatives	4,717	4,717	3,961	3,961

Total liabilities	$20,470	$20,897	$20,585	$20,534

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

1)	Fixed maturities available-for-sale exclude leveraged leases of $1,711 million and $1,959 million at December 31, 2012 and 2011, respectively. The Company calculates the carrying value of its leveraged leases by accruing income at its expected internal rate of return.
2)	Other invested assets exclude equity method and cost-accounted investments of $4,520 million and $4,076 million at December 31, 2012 and 2011, respectively.

ASC 820 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. This guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. The exit value assumes the asset or liability is exchanged in an orderly transaction; it is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date. Active markets are defined as having the following characteristics for the measured asset/liability; (i) many transactions, (ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads, and (v) most information publicly available. Valuations are based on quoted prices reflecting market transactions involving assets or liabilities identical to those being measured. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

•

Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data.

Most debt securities are classified within Level 2. Also included in the Level 2 category are financial instruments that are priced using models with observable market inputs, including most derivative financial instruments and certain separate account assets.

•

Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk.

Level 3 securities include less liquid securities, such as structured asset-backed securities, commercial mortgage-backed securities, and other securities that have little or no price transparency. Embedded and complex derivative financial instruments and separate account investments in timber and agriculture are also included in Level 3.

Determination of Fair Value

The valuation methodologies used to determine the fair values of assets and liabilities under ASC 820 reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. When available, the Company uses quoted market prices to determine fair value and classifies such items within Level 1. If quoted market prices are not available, fair value is based upon valuation techniques, which discount expected cash flows utilizing independent market observable interest rates based on the credit quality and duration of the instrument. Items valued using models are classified according to the lowest level input that is significant to the valuation. Thus, an item may be classified in Level 3 even though significant market observable inputs are used.

The Company utilizes a Valuation Quality Assurance (“VQA”) team of security analysts. The MFC Chief Investment Officer has ultimate responsibility over the VQA team. The team ensures quality and completeness of all daily and monthly prices. Prices are received from external pricing vendors and brokers and put through a quality assurance process which includes review of price movements relative to the market, comparison of prices between vendors, and internal matrix

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

pricing. All inputs to our pricing matrix are external observable inputs extracted and entered by the VQA team. Broker quotes are used only when no external public vendor prices are available.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

In general, ASC 820 created the following two primary categories for the purpose of fair value disclosure:

•

Assets and Liabilities Measured and Disclosed at Fair Value on a Recurring Basis and Reported in the Consolidated Balance Sheets-This category includes assets and liabilities measured at fair value on a recurring and nonrecurring basis. Financial instruments measured on a recurring basis include fixed maturities, equity securities, short-term investments, derivatives, and separate account assets. Assets measured at fair value on a nonrecurring basis include limited partnership interests, and goodwill, which are reported at fair value only in the period in which an impairment is recognized.

•

Assets and Liabilities Disclosed at Fair Value on a Recurring Basis – This category includes mortgage loans on real estate, policy loans, cash and cash equivalents, consumer notes, guaranteed investment contracts, funding agreements and fixed-rate deferred and immediate annuities.

Assets and Liabilities Measured and Disclosed at Fair Value on a Recurring Basis

Fixed Maturities

For fixed maturities, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds. These fixed maturities are classified within Level 2. Fixed maturities with significant pricing inputs which are unobservable are classified within Level 3.

Equity Securities

Equity securities are comprised of common stock and are classified within Level 1, as fair values are based on quoted market prices in active markets.

Short-term Investments

Short-term investments are comprised of securities due to mature within one year of the date of purchase. Those that are traded in active markets are classified within Level 1, as fair values are based on quoted market prices. Securities such as commercial paper and discount notes are classified within Level 2 because these securities are typically not actively traded due to their short maturities and, as such, their cost generally approximates fair value.

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter (“OTC”) derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves; however, certain OTC derivatives may rely on inputs that are significant to the fair value, but are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Embedded Derivatives

As defined in ASC 815, the Company holds assets and liabilities classified as embedded derivatives on the Consolidated Balance Sheets. These assets include guaranteed minimum income benefits that are ceded under modified coinsurance reinsurance arrangements (“Reinsurance GMIB Assets”). Liabilities include policyholder benefits offered under variable annuity contracts such as GMWB with a term certain and embedded reinsurance derivatives.

Embedded derivatives are recorded on the Consolidated Balance Sheets at fair value, separately from their host contract, and the change in their fair value is reflected in net income. Many observable factors including, but not limited to, market conditions, credit ratings, and risk margins related to non-capital market inputs may result in significant fluctuations in the fair value of embedded derivatives that could materially affect net income. Embedded derivatives which are valued using observable market inputs are classified within Level 2 of the fair value hierarchy. Some embedded derivatives, mainly benefit guarantees for variable annuity products, utilize significant pricing inputs which are unobservable. These unobservable inputs are received from third party valuation experts and include equity volatility, mortality rates, lapse rates and utilization rates. Embedded derivatives with significant unobservable inputs are classified within Level 3.

The fair value of embedded derivatives related to GMIB and GMWB is estimated as the present value of future benefits less the present value of future fees. The fair value calculation includes assumptions for risk margins including nonperformance risk.

Risk margins are established to capture the risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, persistency, partial withdrawal, and surrenders. The establishment of these actuarial assumptions, risk margins, nonperformance risk, and other inputs requires the use of significant judgment.

Nonperformance risk refers to the risk that the obligation will not be fulfilled and affects the value of the liability. The fair value measurement assumes that the nonperformance risk is the same before and after the transfer; therefore, fair value reflects the reporting entity’s own credit risk.

Nonperformance risk for liabilities held by the Company is based on MFC’s own credit risk, which is determined by taking into consideration publicly available information relating to MFC’s debt, as well as its claims paying ability. Nonperformance risk is also reflected in the reinsurance GMIB assets held by the Company. The credit risk of the reinsurance companies is most representative of the nonperformance risk for the reinsurance GMIB assets and is derived from publicly available information relating to the reinsurance companies’ publicly issued debt. As such, the reinsurance contract embedded derivatives are classified within Level 2.

The fair value of embedded derivatives related to reinsurance agreements is determined based on a total return swap methodology. These total return swaps are reflected as assets or liabilities on the Consolidated Balance Sheets representing the difference between the adjusted statutory book value and fair value of the related modified coinsurance assets with ongoing changes in fair value recorded in net realized investment and other gains (losses). The fair value of the underlying assets is based on the valuation approach for similar assets described herein.

Separate Account Assets

Separate account assets are carried at fair value and reported as a summarized total on the Consolidated Balance Sheets. Assets owned by the Company’s separate accounts primarily include investments in funds, fixed maturity securities, equity securities, real estate, short-term investments, and cash and cash equivalents. For separate accounts structured as a non-unitized fund, the fair value of the separate account assets is based on the fair value of the underlying assets owned by the separate account. For separate accounts structured as a unitized fund, the fair value of the separate account assets is based on the fair value of the underlying funds owned by the separate account.

The fair value of fund investments is based upon quoted market prices or reported net asset values. Fund investments that are traded in an active market and have a net asset value that the Company can access at the measurement date are classified within Level 1. The fair values of fixed maturity securities, equity securities, short-term investments, and cash equivalents held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the Company’s general account and may be classified within Level 1, 2, or 3 accordingly.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

Separate account assets classified as Level 3 consist primarily of debt and equity investments in private companies, which own timber and agriculture and carry it at fair value. The values of the timber and agriculture investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase and at two or three-year intervals thereafter. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its valuation updated, the market value is reviewed by management. The valuation of an investment is adjusted only if there has been a significant change in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser’s review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating asset value. These investments are classified as Level 3 by the companies owning them, and therefore the equity investments in these companies are considered to be Level 3 by the Company.

Assets and Liabilities Disclosed at Fair Value on a Recurring Basis

Mortgage loans on real estate

The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

Policy loans

These loans are carried at unpaid principal balances, which approximate their fair values.

Cash and cash equivalents

The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments.

Consumer notes, guaranteed investment contracts, and funding agreements

The fair values associated with these financial instruments are determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Debt

The fair value of the Company’s long-term debt is estimated using discounted cash flows based on the Company’s incremental borrowing rates for similar type of borrowing arrangements. Long-term debt includes variable and fixed rate notes related to consolidated variable interest entities.

Fixed-rate deferred and immediate annuities

The fair value of fixed-rate deferred annuities is estimated by projecting multiple stochastically generated interest rate scenarios under a risk neutral environment reflecting inputs (interest rates, volatility, etc.) observable at the valuation date. The fair value of fixed immediate annuities is determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

The table below presents the fair value by fair value hierarchy level for assets and liabilities that are reported at fair value in the Consolidated Balance Sheet:

	December 31, 2012
	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturities available-for-sale (1):
Corporate debt securities	$41,693	$-	$38,004	$3,689
Commercial mortgage-backed securities	1,394	-	1,166	228
Residential mortgage-backed securities	242	-	4	238
Collateralized debt obligations	106	-	6	100
Other asset-backed securities	894	-	847	47
U.S. Treasury and agency securities	12,095	-	12,095	-
Obligations of states and political subdivisions	5,394	-	4,831	563
Debt securities issued by foreign governments	1,467	-	1,467	-

Total fixed maturities available-for-sale	63,285	-	58,420	4,865

Fixed maturities held-for-trading:
Corporate debt securities	997	-	955	42
Commercial mortgage-backed securities	145	-	134	11
Residential mortgage-backed securities	1	-	-	1
Collateralized debt obligations	2	-	1	1
Other asset-backed securities	24	-	23	1
U.S. Treasury and agency securities	190	-	190	-
Obligations of states and political subdivisions	81	-	70	11
Debt securities issued by foreign governments	1	-	1	-

Total fixed maturities held-for-trading	1,441	-	1,374	67

Equity securities available-for-sale	386	386	-	-
Equity securities held-for-trading	130	130	-	-
Short-term investments	2,166	-	2,166	-
Other invested assets (2)	367	-	-	367
Derivative assets (3):
Interest rate swaps	11,502	-	11,484	18
Foreign currency swaps	268	-	268	-
Foreign currency forwards	10	-	10	-
Interest rate options	43	-	-	43
Credit default swaps	6	-	6	-
Equity market contracts	10	-	5	5
Embedded derivatives (4):
Reinsurance contracts	14	-	14	-
Benefit guarantees	2,701	-	-	2,701
Assets held in trust (6)	2,487	886	1,546	55
Separate account assets (5)	140,626	130,912	7,491	2,223

Total assets at fair value	$225,442	$132,314	$82,784	$10,344

Liabilities:
Derivatives liabilities (3):
Interest rate swaps	$4,499	$-	$4,498	$1
Foreign currency swaps	562	-	517	45
Foreign currency forwards	-	-	-	-
Equity market contracts	7	-	1	6
Credit default swaps	-	-	-	-
Embedded derivatives (4):
Reinsurance contracts	3,371	-	3,371	-
Participating pension contracts	129	-	129	-
Benefit guarantees	1,217	-	-	1,217

Total liabilities at fair value	$9,785	$-	$8,516	$1,269

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

	December 31, 2011
	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturities available-for-sale (1):
Corporate debt securities	$43,331	$-	$39,183	$4,148
Commercial mortgage-backed securities	3,132	-	2,834	298
Residential mortgage-backed securities	370	-	9	361
Collateralized debt obligations	131	-	17	114
Other asset-backed securities	1,093	-	1,049	44
U.S. Treasury and agency securities	12,823	-	12,823	-
Obligations of states and political subdivisions	4,964	-	4,428	536
Debt securities issued by foreign governments	1,422	-	1,422	-

Total fixed maturities available-for-sale	67,266	-	61,765	5,501

Fixed maturities held-for-trading:
Corporate debt securities	1,037	-	985	52
Commercial mortgage-backed securities	183	-	172	11
Residential mortgage-backed securities	2	-	-	2
Collateralized debt obligations	4	-	1	3
Other asset-backed securities	31	-	31	-
U.S. Treasury and agency securities	144	-	144	-
Obligations of states and political subdivisions	75	-	65	10
Debt securities issued by foreign governments	1	-	1	-

Total fixed maturities held-for-trading	1,477	-	1,399	78

Equity securities available-for-sale	439	439	-	-
Equity securities held-for-trading	97	97	-	-
Short-term investments	1,618	-	1,618	-
Other invested assets (2)	425	-	-	425
Derivative assets (3):
Interest rate swaps	11,580	-	11,518	62
Foreign currency swaps	346	-	346	-
Foreign currency forwards	4	-	4	-
Interest rate options	9	-	-	9
Credit default swaps	4	-	-	4
Equity market contracts	-	-	-	-
Embedded derivatives (4):
Reinsurance contracts	10	-	10	-
Benefit guarantees	2,914	-	-	2,914
Assets held in trust (6)	2,463	786	1,605	72
Separate account assets (5)	129,326	120,310	6,864	2,152

Total assets at fair value	$217,978	$121,632	$85,129	$11,217

Liabilities:
Derivatives liabilities (3):
Interest rate swaps	$4,454	$-	$4,446	$8
Foreign currency swaps	650	-	612	38
Foreign currency forwards	2	-	2	-
Equity market contracts	20	-	-	20
Credit default swaps	1	-	-	1
Embedded derivatives (4):
Reinsurance contracts	2,686	-	2,686	-
Participating pension contracts	106	-	106	-
Benefit guarantees	1,169	-	-	1,169

Total liabilities at fair value	$9,088	$-	$7,852	$1,236

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

(1)	Fixed maturities available-for-sale exclude leveraged leases of $1,711 million and $1,959 million at December 31, 2012 and 2011, respectively. The Company calculates the carrying value of its leveraged leases by accruing income at its expected internal rate of return.
(2)	Other invested assets exclude equity method and cost-accounted investments of $4,520 million and $4,076 million at December 31, 2012 and 2011, respectively.
(3)	Derivative assets and liabilities are presented gross to reflect the presentation in the Consolidated Balance Sheets, but are presented net for purposes of the Level 3 rollforward.
(4)	Embedded derivatives related to fixed maturities and reinsurance contracts are reported as part of the derivative asset or liability on the Consolidated Balance Sheets. Embedded derivatives related to benefit guarantees are reported as part of the reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets. Embedded derivatives related to participating pension contracts are reported as part of future policy benefits on the Consolidated Balance Sheets.
(5)	Separate account assets are recorded at fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.
(6)	Represents the fair value of assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See the Related Party Transactions Note for information on the associated MRBL reinsurance agreement. The fair value of the trust assets is determined on a basis consistent with the methodologies described herein for similar financial instruments.

The table below presents the fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Consolidated Balance Sheet, but are disclosed at fair value.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

	December 31, 2012
	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets
Mortgage loans on real estate	$15,065	$-	$15,065	$-
Policy loans	5,264	-	5,264	-
Cash and cash equivalents	3,511	3,511	-	-

Total assets at fair value	$23,840	$3,511	$20,329	$-

Liabilities
Consumer notes	$757	$-	$-	$757
Debt	593	-	593	-
Guaranteed investment contracts and funding agreements	471	-	-	471
Fixed rate deferred and immediate annuities	9,219	-	1,253	7,966
Supplementary contracts without life contingencies	72	-	72	-

Total liabilities at fair value	$11,112	$-	$1,918	$9,194

Transfers of Level 1 and Level 2 Assets and Liabilities

The Company’s policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. During the year ended December 31, 2012, the Company did not have any transfers from Level 1 to Level 2. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. The Company did not transfer assets from Level 2 to Level 1 during the year ended December 31, 2012.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured at fair value on a recurring basis for the years ended December 31, 2012 and 2011 are summarized as follows:

	Balance at January 1, 2012	Net realized/unrealized gains (losses) included in:		Purchases	Issuances	Sales	Settlements	Transfers		Balance at December 31, 2012	Change in unrealized gains (losses) included in earnings on instruments still held
		Earnings (1)	AOCI (2)					Into Level 3 (3)	Out of Level 3 (3)

	(in millions)
Fixed maturities available-for-sale:
Corporate debt securities	$4,148	$78	$127	$1,759	$-	$(1,478)	$(217)	$50	$(778)	$3,689	$-
Commercial mortgage-backed securities	298	(21)	48	41	-	(23)	(109)	1	(7)	228	-
Residential mortgage-backed securities	361	(47)	132	85	-	(206)	(87)	-	-	238	-
Collateralized debt obligations	114	(29)	36	8	-	(13)	(16)	-	-	100	-
Other asset-backed securities	44	5	8	8	-	(7)	(11)	-	-	47	-
Obligations of states and political subdivisions	536	12	3	106	-	(74)	-	20	(40)	563	-

Total fixed maturities available-for-sale	5,501	(2)	354	2,007	-	(1,801)	(440)	71	(825)	4,865	-

Fixed maturities held-for-trading:
Corporate debt securities	52	5	-	9	-	(3)	(1)	2	(22)	42	5
Commercial mortgage-backed securities	11	1	-	-	-	-	-	-	(1)	11	3
Residential mortgage-backed securities	2	-	-	-	-	-	(1)	-	-	1	-
Collateralized debt obligations	3	-	-	-	-	-	(2)	-	-	1	-
Other asset-backed securities	-	1	-	-	-	-	-	-	-	1	-
Obligations of states and political subdivisions	10	1	-	-	-	-	-	-	-	11	1

Total fixed maturities held-for-trading	78	8	-	9	-	(3)	(4)	2	(23)	67	9
Other invested assets	425	54	(31)	111	(16)	(176)	-	-	-	367	6
Net derivatives	8	(13)	5	45	-	7	-	-	(38)	14	34
Net embedded derivatives (4)	1,745	(256)	-	-	-	-	-	-	(5)	1,484	(256)
Assets held in trust	72	-	-	-	-	-	(2)	-	(15)	55	-
Separate account assets (5)	2,152	101	-	111	-	(141)	-	-	-	2,223	-

Total	$9,981	$(108)	$328	$2,283	$(16)	$(2,114)	$(446)	$73	$(906)	$9,075	$(207)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

	Balance at January 1, 2011	Net realized/unrealized gains (losses) included in:		Purchases	Issuances	Sales	Settlements	Transfers		Balance at December 31, 2011	Change in unrealized gains (losses) included in earnings on instruments still held
		Earnings (1)	AOCI (2)					Into Level 3 (3)	Out of Level 3 (3)

	(in millions)
Fixed maturities available-for-sale:
Corporate debt securities	$3,301	$13	$200	$872	$-	$-	$(424)	$336	$(150)	$4,148	$-
Commercial mortgage-backed securities	485	(17)	(11)	-	-	-	(159)	-	-	298	-
Residential mortgage-backed securities	450	1	17	-	-	-	(107)	-	-	361	-
Collateralized debt obligations	103	(6)	29	-	-	-	(12)	-	-	114	-
Other asset-backed securities	79	(7)	1	-	-	-	(25)	16	(20)	44	-
Obligations of states and political subdivisions	408	-	55	87	-	-	-	-	(14)	536	-

Total fixed maturities available-for-sale	4,826	(16)	291	959	-	-	(727)	352	(184)	5,501	-

Fixed maturities held-for-trading:
Corporate debt securities	36	14	-	23	-	-	(3)	-	(18)	52	14
Commercial mortgage-backed securities	15	(1)	-	-	-	-	(3)	-	-	11	(1)
Residential mortgage-backed securities	3	-	-	-	-	-	(1)	-	-	2	-
Collateralized debt obligations	3	-	-	-	-	-	-	-	-	3	-
Other asset-backed securities	1	-	-	-	-	-	-	-	(1)	-	-
Obligations of states and political subdivisions	-	1	-	9	-	-	-	-	-	10	1

Total fixed maturities held-for-trading	58	14	-	32	-	-	(7)	-	(19)	78	14
Other invested assets	230	20	(3)	75	-	(6)	(50)	159	-	425	22
Net derivatives	19	1	19	13	-	-	-	-	(44)	8	2
Net embedded derivatives (4)	967	778	-	-	-	-	-	-	-	1,745	778
Assets held in trust	61	-	12	-	-	-	(1)	-	-	72	12
Separate account assets (5)	2,075	(14)	53	67	-	-	(29)	-	-	2,152	60

Total	$8,236	$783	$372	$1,146	$-	$(6)	$(814)	$511	$(247)	$9,981	$888

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

1)	This amount is included in net realized investment and other gains (losses) on the Consolidated Statements of Operations.
2)	This amount is included in net unrealized investment gains (losses) within AOCI on the Consolidated Balance Sheets.
3)	For financial assets that are transferred into and/or out of Level 3, the Company uses the fair value of the assets at the beginning of the reporting period.
4)	The earnings amount is included in benefits to policyholders on the Consolidated Statements of Operations.
5)	Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose liability is reflected within separate account liabilities.

The Company may hedge positions with offsetting positions that are classified in a different level. For example, the gains and losses for assets and liabilities in the Level 3 category presented in the tables above may not reflect the effect of offsetting gains and losses on hedging instruments that have been classified by the Company in the Level 1 and Level 2 categories.

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying assets into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that asset, thus eliminating the need to extrapolate market data beyond observable points.

Information about Sensitivity to Changes in Significant Unobservable Inputs (Level 3)

The Company determines the estimated fair value of its Level 3 investments using primarily the market approach and the income approach. Matrix pricing or other similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. The Company attempts to maximize the use of observable inputs and minimize the use of unobservable inputs in selecting whether the market or income approach is used.

Corporate Debt Securities and Obligations of States and Political Subdivisions

Corporate debt securities and obligations of states and political subdivisions included in Level 3 are primarily private placement issuances that are not traded in active markets or that are subject to transfer restrictions. Fair value measurements consider illiquidity and non-transferability. When quoted prices are not available, fair value is determined based on discounted cash flow models using discount rates based on credit spreads, yields or price levels of publicly-traded debt of the issuer or other comparable securities, considering illiquidity and structure. The significant unobservable input used in the fair value measurement of corporate debt is the yield, only if the yield is carried forward at the 30 year point. The yield is affected by the market movements in credit spreads and state and political subdivision yields. In addition, the migration in credit quality of a given security generally has a corresponding effect on the fair value measurement of the securities. For example, a downward migration of credit quality would increase spreads. Holding state and political subdivision yields constant, an increase in corporate credit spreads would decrease the fair value of corporate debt.

Benefit Guarantees

The significant unobservable inputs used for embedded derivatives in policyholder contract deposits measured at fair value, benefit guarantees for variable annuity products, are equity implied volatility, mortality rates, lapse rates and utilization rates. In general, increases in volatilities and utilization rates will increase the fair value, while increases in lapse rates and mortality rates will decrease the fair value of the liability associated with the guarantee.

Separate Account Assets

The Company’s Level 3 separate account assets are predominantly invested in timberland properties valued by third-party valuation service providers. The significant unobservable inputs used in the fair value measurement of the Company’s timberland investments are harvest volumes, timber prices, operating costs and discount rates. Significant changes to any one of these inputs in isolation could result in a significant change to fair value measurement. Holding other factors constant, an increase to either harvest volumes or timber prices would tend to increase the fair value of a timberland investment, while an increase in operating costs or discount rate would have the opposite effect.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

Quantitative Information About Level 3 Fair Value Measurements

The table below presents information about the significant unobservable inputs used for recurring fair value measurements for certain Level 3 instruments, and includes only those instruments for which information about the inputs is reasonably available, such as data from pricing vendors and from internal valuation models. Because not all Level 3 instruments have input information reasonably available, balances shown below may not equal total amounts reported for such Level 3 assets and liabilities:

	Fair Value at December 31, 2012 (in millions)	Predominant Valuation Technique	Unobservable Input	Range (1)
Corporate debt securities	$3,731	Discounted cash flow	Yield if greater than 30 years	0	to	61
			Delta spread adjustment	0	to	1919
Obligation of states and political subdivisions	$574	Discounted cash flow	Yield if greater than 30 years	97	to	364
Benefit guarantees	$1,484	Discounted cash flow	Equity implied volatility	0%	to	35%
			Base lapse rates	1%	to	35%
			Dynamic lapse rates	0%	to	70%
			Mortality rates	0%	to	38%
			Utilization rates	80%	to	100%
(1)	For the unobservable inputs, the range is presented in basis points unless otherwise specified.

Assets Measured at Fair Value on a Nonrecurring Basis

Certain assets are reported at fair value on a nonrecurring basis, including investments such as, limited partnership interests and goodwill, which are reported at fair value only in the period in which an impairment is recognized. The fair value is calculated using models that are widely accepted in the financial services industry. For the year ended December 31, 2012, the Company did not record a goodwill impairment. During the year ended December 31, 2011, the Company recorded a goodwill impairment of $500 million and the fair value measurement was classified as Level 3. For additional information regarding the impairments, see the Goodwill, Value of Business Acquired, and Other Intangible Assets Note.

Note 17 — Segment Information

The Company operates in the following three business segments: (1) Insurance and (2) Wealth Management, which primarily serve retail and institutional customers and (3) Corporate and Other, which includes the institutional advisory business, the reinsurance operations, and the corporate account.

The Company’s reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets, and distribution channels.

Insurance Segment. Offers a variety of individual life insurance products and individual and group long-term care insurance. Products are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing. In 2012, the Company’s remaining international insurance operations were transferred to the Corporate and Other Segment.

Wealth Management Segment. Offers annuities and mutual fund products and services. These businesses also offer a variety of retirement products to group benefit plans. Annuity contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products. These businesses distribute products through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks. As discussed in the Significant Accounting Policies Note, the Company suspended sales of all its individual and group fixed and variable annuities.

Corporate and Other Segment. Primarily consists of certain corporate operations, the institutional advisory business, reinsurance operations, and businesses that are either disposed or in run-off. Corporate operations primarily include certain

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 17 — Segment Information - (continued)

financing activities, income on capital not specifically allocated to the operating segments, and certain non-recurring expenses not allocated to the segments. The income statement impact of goodwill impairment charges are reported in this segment. In 2012, the Company’s remaining international insurance operations were transferred from the Insurance Segment.

The accounting policies of the segments are the same as those described in the Summary of Significant Accounting Policies Note. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

The following tables summarize selected financial information by segment for the periods indicated. Included in the Insurance Segment for all periods presented are the assets, liabilities, revenues, and expenses of the closed blocks. For additional information on the closed blocks, see the Closed Blocks Note.

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2012
Revenues from external customers	$5,118	$2,253	$295	$7,666
Net investment income	2,956	1,641	(38)	4,559
Net realized investment and other gains (losses)	(269)	(1,606)	(293)	(2,168)
Inter-segment revenues	-	-	-	-

Revenues	$7,805	$2,288	$(36)	$10,057

Net income (loss)	$(220)	$94	$(7)	$(133)

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$208	$28	$(18)	$218
Carrying value of investments under the equity method	3,259	912	287	4,458
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	1,001	384	-	1,385
Goodwill impairment	-	-	-	-
Interest expense	-	-	41	41
Income tax expense (benefit)	(174)	(381)	(78)	(633)
Segment assets	$101,334	$163,135	$25,905	$290,374

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 17 — Segment Information - (continued)

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2011
Revenues from external customers	$6,288	$2,166	$383	$8,837
Net investment income	2,831	1,824	334	4,989
Net realized investment and other gains (losses)	1,108	2,004	23	3,135
Inter-segment revenues	-	-	-	-

Revenues	$10,227	$5,994	$740	$16,961

Net income (loss)	$30	$(200)	$(641)	$(811)

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$178	$46	$(2)	$222
Carrying value of investments under the equity method	2,582	1,056	313	3,951
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	1,673	1,167	1	2,841
Goodwill impairment	-	-	500	500
Interest expense	-	-	47	47
Income tax expense (benefit)	(19)	(246)	(67)	(332)
Segment assets	$94,267	$153,822	$25,783	$273,872

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2010
Revenues from external customers	$4,589	$2,487	$527	$7,603
Net investment income	2,553	1,710	233	4,496
Net realized investment and other gains (losses)	321	(398)	159	82
Inter-segment revenues	-	-	-	-

Revenues	$7,463	$3,799	$919	$12,181

Net income (loss)	$67	$466	$(1,497)	$(964)

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$156	$61	$(20)	$197
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	478	203	1	682
Goodwill impairment	-	-	1,600	1,600
Interest expense	-	-	47	47
Income tax expense (benefit)	23	114	39	176

The Company operates primarily in the United States and has no reportable major customers.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 18 — Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2012 consolidated financial statements through the date on which the consolidated financial statements were issued.

On March 18, 2013, the Company entered into a committed line of credit agreement established by MLI totaling $1 billion which will expire in 2018. MLI will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants.

AUDITED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.) Separate Account X

December 31, 2012

John Hancock Life Insurance Company (U.S.A.) Separate Account X

Audited Financial Statements

December 31, 2012

Report of Independent Registered Public Accounting Firm

To the Contract Owners of

John Hancock Life Insurance Company (U.S.A.) Separate Account X

We have audited the accompanying statements of assets and liabilities of John Hancock Life Insurance Company (U.S.A.) Separate Account X (the “Account”) comprised of the following sub-accounts,

500 Index Trust B Series NAV	500 Index Trust B Series NAV
Active Bond Trust Series NAV	Active Bond Trust Series NAV
Blue Chip Growth Trust Series NAV	Blue Chip Growth Trust Series NAV
Capital Appreciation Trust Series NAV	Capital Appreciation Trust Series NAV
Equity Income Trust Series NAV	Equity Income Trust Series NAV
Fundamental All Cap Core Trust Series NAV	Fundamental All Cap Core Trust Series NAV
Global Bond Trust Series NAV	Global Bond Trust Series NAV
High Yield Trust Series NAV	High Yield Trust Series NAV
International Equity Index Trust B Series NAV	International Equity Index Trust B Series NAV
International Value Trust Series NAV	International Value Trust Series NAV
Lifestyle Balanced Trust Series NAV	Lifestyle Balanced Trust Series NAV
Mid Cap Stock Trust Series NAV	Mid Cap Stock Trust Series NAV
Mid Value Trust Series NAV	Mid Value Trust Series NAV
Money Market Trust B Series NAV	Money Market Trust B Series NAV

as of December 31, 2012, and the related statements of operations and changes in contract owners’ equity for the above mentioned sub-accounts for each of two years in the period then ended. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the underlying Portfolios. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the above mentioned sub-accounts constituting John Hancock Life Insurance Company (U.S.A.) Separate Account X at December 31, 2012, and the results of their operations and changes in contract owners’ equity for each of two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Boston, Massachusetts

March 27, 2013

1

John Hancock Life Insurance Company (U.S.A.) Separate Account X

Statements of Assets and Liabilities

December 31, 2012

	500 Index Trust B Series NAV	Active Bond Trust Series NAV	Blue Chip Growth Trust Series NAV	Capital Appreciation Trust Series NAV	Equity Income Trust Series NAV	Fundamental All Cap Core Trust Series NAV
Total Assets
Investments at fair value	$3,689,007	$12,636,748	$9,332,149	$2,564,064	$5,443,755	$23,531,058

Net Assets
Contracts in accumulation	$3,651,523	$12,523,791	$9,310,563	$2,561,547	$5,435,301	$23,355,338
Contracts in payout (annuitization)	37,484	112,957	21,586	2,517	8,454	175,720

Total net assets	$3,689,007	$12,636,748	$9,332,149	$2,564,064	$5,443,755	$23,531,058

Units outstanding	175,222	347,369	290,279	250,333	221,500	648,915
Unit value	$21.05	$36.38	$32.15	$10.24	$24.58	$36.26

Shares	204,831	1,242,551	384,831	222,768	351,664	1,531,970
Cost	$3,093,384	$11,717,891	$6,387,907	$1,996,949	$5,397,065	$21,489,305

See accompanying notes.

2

John Hancock Life Insurance Company (U.S.A.) Separate Account X

Statements of Assets and Liabilities

December 31, 2012

	Global Bond Trust Series NAV	High Yield Trust Series NAV	International Equity Index Trust B Series NAV	International Value Trust Series NAV	Lifestyle Balanced Trust Series NAV	Mid Cap Stock Trust Series NAV
Total Assets
Investments at fair value	$1,808,505	$479,711	$2,491,025	$1,789,261	$50,067,807	$4,934,795

Net Assets
Contracts in accumulation	$1,808,505	$479,711	$2,476,127	$1,784,627	$49,387,867	$4,914,789
Contracts in payout (annuitization)	—	—	14,898	4,634	679,940	20,006

Total net assets	$1,808,505	$479,711	$2,491,025	$1,789,261	$50,067,807	$4,934,795

Units outstanding	72,363	29,239	110,206	128,610	1,224,294	130,764
Unit value	$24.99	$16.41	$22.60	$13.91	$40.90	$37.74

Shares	137,843	80,624	162,599	151,248	4,005,425	312,923
Cost	$1,755,320	$506,433	$2,723,632	$1,712,858	$37,804,428	$4,739,510

See accompanying notes.

3

John Hancock Life Insurance Company (U.S.A.) Separate Account X

Statements of Assets and Liabilities

December 31, 2012

	Mid Value Trust Series NAV	Money Market Trust B Series NAV	Real Estate Securities Trust Series NAV	Short-Term Government Income Trust Series NAV	Small Cap Growth Trust Series NAV	Small Cap Value Trust Series NAV
Total Assets
Investments at fair value	$718,380	$3,757,791	$3,935,271	$1,244,585	$3,307,317	$908,441

Net Assets
Contracts in accumulation	$718,380	$3,711,841	$3,896,754	$1,244,585	$3,279,495	$908,441
Contracts in payout (annuitization)	—	45,950	38,517	—	27,822	—

Total net assets	$718,380	$3,757,791	$3,935,271	$1,244,585	$3,307,317	$908,441

Units outstanding	27,090	238,861	64,059	80,281	202,634	27,737
Unit value	$26.52	$15.73	$61.43	$15.50	$16.32	$32.75

Shares	62,741	3,757,791	280,090	96,780	354,482	43,950
Cost	$633,959	$3,757,791	$3,136,026	$1,249,394	$3,451,773	$760,691

See accompanying notes.

4

John Hancock Life Insurance Company (U.S.A.) Separate Account X

Statements of Assets and Liabilities

December 31, 2012

Total Bond Market Trust B Series NAV
Total Assets
Investments at fair value	$906,536

Net Assets
Contracts in accumulation	$889,955
Contracts in payout (annuitization)	16,581

Total net assets	$906,536

Units outstanding	51,536
Unit value	$17.59

Shares	84,644
Cost	$866,438

See accompanying notes.

5

John Hancock Life Insurance Company (U.S.A.) Separate Account X

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	500 Index Trust B Series NAV		Active Bond Trust Series NAV		Blue Chip Growth Trust Series NAV
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$38,127	$66,635	$526,421	$771,795	$12,764	$1,427
Expenses:
Mortality and expense risk and administrative charges	(53,571)	(54,783)	(176,587)	(198,683)	(135,100)	(142,178)

Net investment income (loss)	(15,444)	11,852	349,834	573,112	(122,336)	(140,751)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	88,623	—	—	—
Net realized gain (loss)	148,002	79,555	135,267	128,361	561,982	455,769

Realized gains (losses)	148,002	79,555	223,890	128,361	561,982	455,769

Unrealized appreciation (depreciation) during the period	372,090	(68,662)	498,235	(14,193)	1,053,260	(269,109)

Net increase (decrease) in contract owners’ equity from operations	504,648	22,745	1,071,959	687,280	1,492,906	45,909

Changes from principal transactions:
Purchase payments	15,234	25,888	40,909	56,239	54,689	46,379
Transfers between sub-accounts and the company	(132,070)	12,759	(170)	(143,723)	(105,616)	(237,403)
Withdrawals	(348,779)	(430,817)	(2,451,526)	(2,330,647)	(1,310,359)	(1,411,985)
Annual contract fee	(219)	(214)	—	—	(324)	(309)

Net increase (decrease) in contract owners’ equity from principal transactions	(465,834)	(392,384)	(2,410,787)	(2,418,131)	(1,361,610)	(1,603,318)

Total increase (decrease) in contract owners equity	38,814	(369,639)	(1,338,828)	(1,730,851)	131,296	(1,557,409)
Contract owners’ equity at beginning of period	3,650,193	4,019,832	13,975,576	15,706,427	9,200,853	10,758,262

Contract owners’ equity at end of period	$3,689,007	$3,650,193	$12,636,748	$13,975,576	$9,332,149	$9,200,853

	2012	2011	2012	2011	2012	2011
Units, beginning of period	197,470	217,785	410,700	479,036	333,127	386,190
Units issued	3,745	3,040	8,804	13,494	5,515	3,082
Units redeemed	25,993	23,355	72,135	81,830	48,363	56,145

Units, end of period	175,222	197,470	347,369	410,700	290,279	333,127

See accompanying notes.

6

John Hancock Life Insurance Company (U.S.A.) Separate Account X

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Capital Appreciation Trust Series NAV		Equity Income Trust Series NAV		Fundamental All Cap Core Trust Series NAV
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$5,297	$3,006	$113,424	$103,422	$182,176	$274,645
Expenses:
Mortality and expense risk and administrative charges	(37,094)	(39,675)	(77,154)	(83,432)	(317,055)	(358,123)

Net investment income (loss)	(31,797)	(36,669)	36,270	19,990	(134,879)	(83,478)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	71,659	65,729	(101,590)	(159,123)	(205,421)	(547,882)

Realized gains (losses)	71,659	65,729	(101,590)	(159,123)	(205,421)	(547,882)

Unrealized appreciation (depreciation) during the period	310,580	(47,887)	881,825	39,556	5,003,078	(157,403)

Net increase (decrease) in contract owners’ equity from operations	350,442	(18,827)	816,505	(99,577)	4,662,778	(788,763)

Changes from principal transactions:
Purchase payments	13,612	12,306	60,929	49,143	61,976	121,213
Transfers between sub-accounts and the company	23,844	(60,391)	(229,926)	(67,162)	(451,644)	(918,223)
Withdrawals	(310,087)	(321,843)	(579,847)	(924,825)	(4,029,113)	(3,611,291)
Annual contract fee	(675)	(670)	(604)	(560)	—	—

Net increase (decrease) in contract owners’ equity from principal transactions	(273,306)	(370,598)	(749,448)	(943,404)	(4,418,781)	(4,408,301)

Total increase (decrease) in contract owners equity	77,136	(389,425)	67,057	(1,042,981)	243,997	(5,197,064)
Contract owners’ equity at beginning of period	2,486,928	2,876,353	5,376,698	6,419,679	23,287,061	28,484,125

Contract owners’ equity at end of period	$2,564,064	$2,486,928	$5,443,755	$5,376,698	$23,531,058	$23,287,061

	2012	2011	2012	2011	2012	2011
Units, beginning of period	273,565	308,681	251,610	293,468	776,909	914,020
Units issued	3,708	6,832	4,218	6,938	4,464	7,333
Units redeemed	26,940	41,948	34,328	48,796	132,458	144,444

Units, end of period	250,333	273,565	221,500	251,610	648,915	776,909

See accompanying notes.

7

John Hancock Life Insurance Company (U.S.A.) Separate Account X

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Global Bond Trust Series NAV		High Yield Trust Series NAV		International Equity Index Trust B Series NAV
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$116,192	$114,976	$34,797	$43,717	$28,883	$99,435
Expenses:
Mortality and expense risk and administrative charges	(23,628)	(26,429)	(6,148)	(7,489)	(34,577)	(43,746)

Net investment income (loss)	92,564	88,547	28,649	36,228	(5,694)	55,689

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(1,512)	(36,782)	(38,594)	(97,492)	(258,111)	(139,530)

Realized gains (losses)	(1,512)	(36,782)	(38,594)	(97,492)	(258,111)	(139,530)

Unrealized appreciation (depreciation) during the period	(1,635)	80,665	84,437	59,334	631,315	(397,021)

Net increase (decrease) in contract owners’ equity from operations	89,417	132,430	74,492	(1,930)	367,510	(480,862)

Changes from principal transactions:
Purchase payments	38,921	47,169	216	408	222,348	22,820
Transfers between sub-accounts and the company	183,239	(14,920)	40,630	(55,095)	(354,011)	(329,926)
Withdrawals	(181,674)	(254,220)	(98,115)	(52,379)	(234,052)	(307,718)
Annual contract fee	(56)	(47)	(29)	(23)	(94)	(135)

Net increase (decrease) in contract owners’ equity from principal transactions	40,430	(222,018)	(57,298)	(107,089)	(365,809)	(614,959)

Total increase (decrease) in contract owners equity	129,847	(89,588)	17,194	(109,019)	1,701	(1,095,821)
Contract owners’ equity at beginning of period	1,678,658	1,768,246	462,517	571,536	2,489,324	3,585,145

Contract owners’ equity at end of period	$1,808,505	$1,678,658	$479,711	$462,517	$2,491,025	$2,489,324

	2012	2011	2012	2011	2012	2011
Units, beginning of period	71,217	80,538	33,180	40,871	126,456	153,103
Units issued	15,046	11,677	2,902	5,496	9,588	2,853
Units redeemed	13,900	20,998	6,843	13,187	25,838	29,500

Units, end of period	72,363	71,217	29,239	33,180	110,206	126,456

See accompanying notes.

8

John Hancock Life Insurance Company (U.S.A.) Separate Account X

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	International Value Trust Series NAV		Lifestyle Balanced Trust Series NAV		Mid Cap Stock Trust Series NAV
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$45,056	$52,495	$1,133,063	$1,831,488	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(24,427)	(31,220)	(675,292)	(770,465)	(75,124)	(88,010)

Net investment income (loss)	20,629	21,275	457,771	1,061,023	(75,124)	(88,010)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(12,545)	11,865	2,323,545	2,384,961	130,116	102,982

Realized gains (losses)	(12,545)	11,865	2,323,545	2,384,961	130,116	102,982

Unrealized appreciation (depreciation) during the period	274,231	(340,784)	2,390,133	(3,731,515)	903,273	(565,845)

Net increase (decrease) in contract owners’ equity from operations	282,315	(307,644)	5,171,449	(285,531)	958,265	(550,873)

Changes from principal transactions:
Purchase payments	17,841	14,318	121,327	205,676	24,526	34,316
Transfers between sub-accounts and the company	49,526	(25,458)	(689,205)	(1,060,418)	(103,232)	(303,334)
Withdrawals	(368,751)	(182,844)	(7,529,969)	(7,985,955)	(766,966)	(719,900)
Annual contract fee	(260)	(327)	(126)	(88)	—	—

Net increase (decrease) in contract owners’ equity from principal transactions	(301,644)	(194,311)	(8,097,973)	(8,840,785)	(845,672)	(988,918)

Total increase (decrease) in contract owners equity	(19,329)	(501,955)	(2,926,524)	(9,126,316)	112,593	(1,539,791)
Contract owners’ equity at beginning of period	1,808,590	2,310,545	52,994,331	62,120,647	4,822,202	6,361,993

Contract owners’ equity at end of period	$1,789,261	$1,808,590	$50,067,807	$52,994,331	$4,934,795	$4,822,202

	2012	2011	2012	2011	2012	2011
Units, beginning of period	152,536	167,747	1,432,495	1,661,386	154,053	181,876
Units issued	13,843	8,429	10,195	18,218	2,866	6,260
Units redeemed	37,769	23,640	218,396	247,109	26,155	34,083

Units, end of period	128,610	152,536	1,224,294	1,432,495	130,764	154,053

See accompanying notes.

9

John Hancock Life Insurance Company (U.S.A.) Separate Account X

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Mid Value Trust Series NAV		Money Market Trust B Series NAV		Real Estate Securities Trust Series NAV
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$6,229	$7,131	$1,465	$—	$70,287	$62,240
Expenses:
Mortality and expense risk and administrative charges	(9,851)	(13,528)	(51,217)	(65,411)	(55,848)	(55,810)

Net investment income (loss)	(3,622)	(6,397)	(49,752)	(65,411)	14,439	6,430

Realized gains (losses) on investments:
Capital gain distributions received	53,859	—	251	3,822	—	—
Net realized gain (loss)	(3,592)	(31,644)	—	—	(203,920)	(184,280)

Realized gains (losses)	50,267	(31,644)	251	3,822	(203,920)	(184,280)

Unrealized appreciation (depreciation) during the period	86,966	(18,129)	—	—	800,967	494,904

Net increase (decrease) in contract owners’ equity from operations	133,611	(56,170)	(49,501)	(61,589)	611,486	317,054

Changes from principal transactions:
Purchase payments	553	1,344	50,498	36,888	7,938	13,741
Transfers between sub-accounts and the company	(174,028)	32,577	515,907	181,034	(88,858)	514
Withdrawals	(82,925)	(141,197)	(847,858)	(1,327,049)	(712,192)	(350,351)
Annual contract fee	(24)	(23)	—	—	(51)	(42)

Net increase (decrease) in contract owners’ equity from principal transactions	(256,424)	(107,299)	(281,453)	(1,109,127)	(793,163)	(336,138)

Total increase (decrease) in contract owners equity	(122,813)	(163,469)	(330,954)	(1,170,716)	(181,677)	(19,084)
Contract owners’ equity at beginning of period	841,193	1,004,662	4,088,745	5,259,461	4,116,948	4,136,032

Contract owners’ equity at end of period	$718,380	$841,193	$3,757,791	$4,088,745	$3,935,271	$4,116,948

	2012	2011	2012	2011	2012	2011
Units, beginning of period	37,167	41,795	255,414	324,929	76,876	83,685
Units issued	652	6,805	50,878	46,103	4,366	3,625
Units redeemed	10,729	11,433	67,431	115,618	17,183	10,434

Units, end of period	27,090	37,167	238,861	255,414	64,059	76,876

See accompanying notes.

10

John Hancock Life Insurance Company (U.S.A.) Separate Account X

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Short-Term Government Income Trust Series NAV		Small Cap Growth Trust Series NAV		Small Cap Value Trust Series NAV
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$22,013	$35,574	$—	$—	$8,252	$9,336
Expenses:
Mortality and expense risk and administrative charges	(19,129)	(21,596)	(47,477)	(53,590)	(14,228)	(16,369)

Net investment income (loss)	2,884	13,978	(47,477)	(53,590)	(5,976)	(7,033)

Realized gains (losses) on investments:
Capital gain distributions received	0	3,632	434,470	88,289	46,933	—
Net realized gain (loss)	2,613	3,932	21,485	59,431	(406)	(10,858)

Realized gains (losses)	2,613	7,564	455,955	147,720	46,527	(10,858)

Unrealized appreciation (depreciation) during the period	(8,672)	(902)	52,095	(354,645)	90,574	16,717

Net increase (decrease) in contract owners’ equity from operations	(3,175)	20,640	460,573	(260,515)	131,125	(1,174)

Changes from principal transactions:
Purchase payments	30,901	65,212	38,120	31,219	4,697	5,362
Transfers between sub-accounts and the company	(50,741)	(91,818)	(14,412)	(52,723)	(11,973)	(59,065)
Withdrawals	(181,118)	(138,712)	(337,426)	(445,376)	(217,834)	(125,110)
Annual contract fee	(26)	(28)	(303)	(389)	—	—

Net increase (decrease) in contract owners’ equity from principal transactions	(200,984)	(165,346)	(314,021)	(467,269)	(225,110)	(178,813)

Total increase (decrease) in contract owners equity	(204,159)	(144,706)	146,552	(727,784)	(93,985)	(179,987)
Contract owners’ equity at beginning of period	1,448,744	1,593,450	3,160,765	3,888,549	1,002,426	1,182,413

Contract owners’ equity at end of period	$1,244,585	$1,448,744	$3,307,317	$3,160,765	$908,441	$1,002,426

	2012	2011	2012	2011	2012	2011
Units, beginning of period	93,188	104,095	222,151	251,089	34,902	41,042
Units issued	6,277	8,228	4,427	4,667	158	1,820
Units redeemed	19,184	19,135	23,944	33,605	7,323	7,960

Units, end of period	80,281	93,188	202,634	222,151	27,737	34,902

See accompanying notes.

11

John Hancock Life Insurance Company (U.S.A.) Separate Account X

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Total Bond Market Trust B Series NAV
	2012	2011
Income:
Dividend distributions received	$14,638	$38,258
Expenses:
Mortality and expense risk and administrative charges	(12,253)	(12,516)

Net investment income (loss)	2,385	25,742

Realized gains (losses) on investments:
Capital gain distributions received	—	—
Net realized gain (loss)	14,686	6,833

Realized gains (losses)	14,686	6,833

Unrealized appreciation (depreciation) during the period	6,905	21,463

Net increase (decrease) in contract owners’ equity from operations	23,976	54,038

Changes from principal transactions:
Purchase payments	1,308	360
Transfers between sub-accounts and the company	62,195	43,849
Withdrawals	(92,291)	(117,519)
Annual contract fee	(306)	(293)

Net increase (decrease) in contract owners’ equity from principal transactions	(29,094)	(73,603)

Total increase (decrease) in contract owners equity	(5,118)	(19,565)
Contract owners’ equity at beginning of period	911,654	931,219

Contract owners’ equity at end of period	$906,536	$911,654

	2012	2011
Units, beginning of period	53,198	57,762
Units issued	8,838	3,583
Units redeemed	10,500	8,147

Units, end of period	51,536	53,198

See accompanying notes.

12

John Hancock Life Insurance Company (U.S.A.) Separate Account X

Notes to Financial Statements

December 31, 2012

1.	Organization

John Hancock Life Insurance Company (U.S.A.) Separate Account X (the “Account”) is a separate account of John Hancock Life Insurance Company (U.S.A.) (the “Company”). The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of nineteen sub-accounts which are exclusively invested in a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust”). The Account is a funding vehicle for variable annuity contracts issued by the Company. The Account includes contracts issued for different types of products. These products are distinguished principally by the level of expenses and surrender charges.

Each sub-account holds shares of a particular series (“Portfolio”) of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer four classes of units to fund variable annuity contracts issued by the Company. These classes, Series I, Series II, Series III and Series NAV, respectively, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I, Series II, Series III and Series NAV shares of the Trust Portfolio differ in the level of 12b-1 fees and other expenses assessed against the Portfolio’s assets. At December 31, 2012, the sub-accounts issued only Series NAV units and were only invested in Series NAV shares of the Trust Portfolio.

The Company is an indirect, wholly owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is an indirect, wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based publicly traded stock life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

In addition to the Account, certain contract owners may also allocate funds to the fixed account, which is part of the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the Company’s general account has not been registered as an investment company under the Investment Company Act of 1940.

There were no sub-accounts closed or opened in 2012.

13

John Hancock Life Insurance Company (U.S.A.) Separate Account X

Notes to Financial Statements – (continued)

December 31, 2012

2.	Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments

Investments made in the Portfolios of the Trust are valued at fair value based on the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold.

Net Assets in Payout (Annuitization) Period

A portion of net assets is allocated to annuity policies in the payout period. The liability for these policies is calculated using statutory accounting using mortality assumptions and an assumed interest rate. Mortality assumptions are based on the Individual Annuity Mortality Table in effect at the time of annuitization. The assumed interest rate is 3.5%, unless the annuitant elects otherwise, in which case the rate may be 5.0% or 6.0%, as regulated by the laws of the respective states. The mortality risk is borne entirely by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

Expenses

The expense ratio represents the contract expenses of the Account for the period indicated and includes only those expenses that are charged through a reduction of the unit value. Included in this category are mortality and expense charges, and the cost of any riders the policy holder has elected. These fees range between 1.00% and 1.50% of net assets of the sub-account depending on the type of contract. In addition, annual contract charges of up to $30 per policy are made through redemption of units.

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios’ shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2012.

14

John Hancock Life Insurance Company (U.S.A.) Separate Account X

Notes to Financial Statements – (continued)

December 31, 2012

3.	Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The income taxes topic of the FASB Accounting Standard Codification establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing John Hancock’s tax returns to determine whether tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet more-than likely-than-not threshold would be recorded as tax expense.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2012, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations.

4.	Transactions with Affiliates

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC (“JHIMS”), a Delaware limited liability company controlled by MFC, serves as investment adviser for the Trust.

5.	Fair Value Measurements

Accounting Standards Codification 820 (“ASC 820”) “Fair Value Measurements and Disclosures” provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

•	Level 3 – Fair value measurements using significant non market observable inputs.

All of the Account’s sub-accounts’ investments in a Portfolio of the Trust were valued at the reported net asset value of the Portfolio and categorized as Level 1 as of December 31, 2012.

15

John Hancock Life Insurance Company (U.S.A.) Separate Account X

Notes to Financial Statements – (continued)

December 31, 2012

5.	Fair Value Measurements (continued):

The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2012.

Mutual Funds
Level 1	$133,546,206
Level 2	—
Level 3	—

$133,546,206

As of December 31, 2012, all investments are categorized as Level 1 under the hierarchy described above. Changes in valuation techniques may result in transfer in or out of an assigned level within the disclosure hierarchy. Transfers between investment levels may occur as the availability of a price source or data used in an investment’s valuation changes. Transfers between investment levels are recognized at the beginning of the reporting period. There have been no transfers between any level of fair value measurements during the period ended December 31, 2012.

16

John Hancock Life Insurance Company (U.S.A.) Separate Account X

Notes to Financial Statements – (continued)

December 31, 2012

6.	Purchases and Sales of Investments

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments from the Portfolios of the Trust during 2012 were as follows:

	Details of Investments
	Purchases	Sales
Sub-account
500 Index Trust B Series NAV	106,605	587,883
Active Bond Trust Series NAV	901,480	2,873,811
Blue Chip Growth Trust Series NAV	211,027	1,694,972
Capital Appreciation Trust Series NAV	50,243	355,346
Equity Income Trust Series NAV	205,951	919,129
Fundamental All Cap Core Trust Series NAV	381,332	4,934,992
Global Bond Trust Series NAV	494,570	361,577
High Yield Trust Series NAV	79,222	107,872
International Equity Index Trust B Series NAV	282,320	653,823
International Value Trust Series NAV	238,248	519,263
Lifestyle Balanced Trust Series NAV	1,538,957	9,179,159
Mid Cap Stock Trust Series NAV	93,252	1,014,047
Mid Value Trust Series NAV	75,426	281,612
Money Market Trust B Series NAV	823,481	1,154,435
Real Estate Securities Trust Series NAV	342,678	1,121,402
Short-Term Government Income Trust Series NAV	121,677	319,778
Small Cap Growth Trust Series NAV	503,879	430,908
Small Cap Value Trust Series NAV	58,833	242,986
Total Bond Market Trust B Series NAV	168,579	195,289

17

John Hancock Life Insurance Company (U.S.A.) Separate Account X

Notes to Financial Statements – (continued)

December 31, 2012

7.	Unit Values

A summary of unit values and units outstanding for variable annuity contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

		At December 31,			For the years and periods ended December 31,
					Expense Ratio	Investment	Total Return
		Units	Unit Fair Value	Assets	Highest to	Income	Highest to
Sub-account	Year	(000s)	Highest to Lowest	(000s)	Lowest*	Ratio**	Lowest***
500 Index Trust B Series NAV	2012	175	$22.22 to $12.74	$3,689	1.50% to 1.00%	1.00%	14.66% to 14.09%
	2011	197	19.47 to 11.11	3,650	1.50 to 1.00	1.72	0.85 to 0.35
	2010	218	19.40 to 11.02	4,020	1.50 to 1.00	1.75	13.71 to 13.15
	2009	240	17.15 to 9.69	3,906	1.50 to 1.00	2.13	25.08 to 24.47
	2008	318	13.78 to 7.75	4,156	1.50 to 1.00	2.01	(37.82) to (38.13)

Active Bond Trust Series NAV	2012	347	26.05 to 23.38	12,637	1.50 to 1.00	3.95	8.67 to 8.13
	2011	411	24.09 to 21.51	13,976	1.50 to 1.00	5.16	4.91 to 4.39
	2010	479	23.08 to 20.51	15,706	1.50 to 1.00	7.45	12.78 to 12.21
	2009	524	20.57 to 18.18	15,508	1.50 to 1.00	7.04	23.62 to 23.00
	2008	642	16.72 to 14.71	15,413	1.50 to 1.00	5.26	(11.37) to (11.81)

Blue Chip Growth Trust Series NAV	2012	290	25.80 to 17.64	9,332	1.50 to 1.00	0.13	17.22 to 16.64
	2011	333	22.12 to 15.05	9,201	1.50 to 1.00	0.01	0.44 to (0.06)
	2010	386	22.13 to 14.99	10,758	1.50 to 1.00	0.09	15.1 to 14.52
	2009	435	19.32 to 13.02	10,599	1.50 to 1.00	0.19	41.55 to 40.85
	2008	508	13.72 to 9.20	8,787	1.50 to 1.00	0.38	(43.09) to (43.38)

Capital Appreciation Trust Series NAV	2012	250	14.81 to 13.62	2,564	1.50 to 1.00	0.20	14.88 to 14.32
	2011	274	12.89 to 11.92	2,487	1.50 to 1.00	0.11	(0.88) to (1.37)
	2010	309	13.01 to 12.08	2,876	1.50 to 1.00	0.18	10.77 to 10.22
	2009	319	11.74 to 10.96	2,695	1.50 to 1.00	0.31	40.94 to 40.24
	2008	357	8.33 to 7.82	2,185	1.50 to 1.00	0.49	(37.86) to (38.17)

Equity Income Trust Series NAV	2012	221	25.53 to 23.38	5,444	1.50 to 1.00	2.07	16.31 to 15.73
	2011	252	22.06 to 20.10	5,377	1.50 to 1.00	1.76	(1.75) to (2.24)
	2010	293	22.57 to 20.46	6,420	1.50 to 1.00	1.89	14.08 to 13.51
	2009	340	19.88 to 17.93	6,577	1.50 to 1.00	2.22	24.50 to 23.88
	2008	391	16.05 to 14.40	6,088	1.50 to 1.00	2.37	(36.58) to (36.89)

Fundamental All Cap Core Trust Series NAV	2012	649	24.73 to 16.38	23,531	1.50 to 1.00	0.78	22.44 to 21.83
	2011	777	20.30 to 13.38	23,287	1.50 to 1.00	1.05	(3.00) to (3.48)
	2010	914	21.03 to 13.80	28,484	1.50 to 1.00	1.17	18.36 to 17.77
	2009	1,072	17.86 to 11.66	28,329	1.50 to 1.00	1.40	27.08 to 26.45
	2008	1,281	14.12 to 9.17	26,921	1.50 to 1.00	0.90	(40.13) to (40.33)

Global Bond Trust Series NAV	2012	72	25.26 to 24.81	1,809	1.50 to 1.00	7.00	6.09 to 5.56
	2011	71	23.81 to 23.50	1,679	1.50 to 1.00	6.24	7.99 to 7.46
	2010	81	21.87 to 22.04	1,768	1.50 to 1.00	3.51	9.3 to 8.76
	2009	84	20.17 to 20.11	1,692	1.50 to 1.00	12.16	14.26 to 13.69
	2008	107	17.68 to 17.65	1,877	1.50 to 1.00	0.62	(5.37) to (5.84)

High Yield Trust Series NAV	2012	29	17.23 to 16.06	480	1.50 to 1.00	7.62	17.88 to 17.30
	2011	33	14.62 to 13.69	463	1.50 to 1.00	8.05	0.13 to (0.37)
	2010	41	13.74 to 14.60	572	1.50 to 1.00	39.04	12.61 to 12.05
	2009	38	12.97 to 12.27	476	1.50 to 1.00	11.79	52.97 to 52.21
	2008	40	8.48 to 8.06	330	1.50 to 1.00	8.80	(30.18) to (30.53)

International Equity Index Trust B Series NAV	2012	110	20.15 to 15.83	2,491	1.50 to 1.00	1.15	16.60 to 16.02
	2011	126	17.36 to 13.58	2,489	1.50 to 1.00	3.15	(14.85) to (15.27)
	2010	153	20.49 to 15.95	3,585	1.50 to 1.00	2.46	10.33 to 9.78
	2009	181	18.67 to 14.45	3,843	1.50 to 1.00	3.74	37.42 to 36.74
	2008	214	13.65 to 10.52	3,313	1.50 to 1.00	2.57	(44.94) to (45.21)

18

John Hancock Life Insurance Company (U.S.A.) Separate Account X

Notes to Financial Statements – (continued)

December 31, 2012

7.	Unit Values – (continued)

		At December 31,			For the years and periods ended December 31,
					Expense Ratio	Investment	Total Return
		Units	Unit Fair Value	Assets	Highest to	Income	Highest to
Sub-account	Year	(000s)	Highest to Lowest	(000s)	Lowest*	Ratio**	Lowest***
International Value Trust Series NAV	2012	129	$14.19 to $12.25	$1,789	1.50% to 1.00%	2.55%	18.17% to 17.59%
	2011	153	12.07 to 10.36	1,809	1.50 to 1.00	2.35	(13.66) to (14.09)
	2010	168	14.05 to 12.00	2,311	1.50 to 1.00	2.03	8.05 to 7.68

Lifestyle Balanced Trust Series NAV	2012	1,224	26.05 to 14.96	50,068	1.50 to 1.00	2.20	10.79 to 10.24
	2011	1,432	23.63 to 13.5	52,994	1.50 to 1.00	3.13	(0.33) to (0.83)
	2010	1,661	23.83 to 13.55	62,121	1.50 to 1.00	2.66	10.66 to 10.11
	2009	1,930	21.64 to 12.24	65,434	1.50 to 1.00	4.15	29.60 to 28.95
	2008	2,369	16.78 to 9.45	62,267	1.50 to 1.00	4.44	(1.01) to (1.08)

Mid Cap Stock Trust Series NAV	2012	131	37.55 to 27.84	4,935	1.50 to 1.00	0.00	21.13 to 20.53
	2011	154	31.15 to 22.98	4,822	1.50 to 1.00	0.00	(10.07) to (10.52)
	2010	182	34.82 to 25.56	6,362	1.50 to 1.00	0.00	21.85 to 21.24
	2009	216	28.72 to 20.97	6,218	1.50 to 1.00	0.00	30.16 to 29.51
	2008	256	22.17 to 16.11	5,711	1.50 to 1.00	0.00	(44.31) to (44.59)

Mid Value Trust Series NAV	2012	27	26.56 to 26.37	718	1.50 to 1.00	0.84	18.36 to 17.78
	2011	37	22.44 to 22.39	841	1.50 to 1.00	0.71	(5.75) to (6.22)
	2010	42	23.87 to 23.81	1,005	1.50 to 1.00	2.10	15.01 to 14.44
	2009	45	20.86 to 20.70	941	1.50 to 1.00	0.68	44.81 to 44.09
	2008	49	14.48 to 14.30	715	1.50 to 1.00	1.09	(35.33) to (35.65)

Money Market Trust B Series NAV	2012	239	13.19 to 13.05	3,758	1.50 to 1.00	0.04	(0.95) to (1.44)
	2011	255	13.38 to 13.17	4,089	1.50 to 1.00	0.00	(0.91) to (1.41)
	2010	325	13.57 to 13.30	5,259	1.50 to 1.00	0.05	(0.95) to (1.44)
	2009	381	13.77 to 13.42	6,185	1.50 to 1.00	0.49	(0.52) to (1.01)
	2008	490	13.91 to 13.49	7,914	1.50 to 1.00	2.08	1.10 to 0.59

Real Estate Securities Trust Series NAV	2012	64	51.09 to 38.11	3,935	1.50 to 1.00	1.70	16.17 to 15.60
	2011	77	44.19 to 32.8	4,117	1.50 to 1.00	1.53	8.49 to 7.94
	2010	84	40.94 to 30.24	4,136	1.50 to 1.00	1.88	27.91 to 27.28
	2009	94	32.17 to 23.64	3,686	1.50 to 1.00	3.45	28.96 to 28.32
	2008	114	25.07 to 18.33	3,411	1.50 to 1.00	3.22	(40.00) to (40.30)

Short-Term Government Income Trust Series NAV	2012	80	15.38 to 13.55	1,245	1.50 to 1.00	1.64	0.16 to (0.32)
	2011	93	15.43 to 13.53	1,449	1.50 to 1.00	2.35	1.79 to 1.29
	2010	104	15.23 to 13.29	1,593	1.50 to 1.00	1.52	1.22 to 0.89

Small Cap Growth Trust Series NAV	2012	203	16.45 to 14.12	3,307	1.50 to 1.00	0.00	15.37 to 14.80
	2011	222	14.33 to 12.23	3,161	1.50 to 1.00	0.00	(7.72) to (8.18)
	2010	251	15.61 to 13.26	3,889	1.50 to 1.00	0.00	20.93 to 20.33
	2009	287	12.97 to 10.96	3,700	1.50 to 1.00	0.00	33.13 to 32.46
	2008	328	9.79 to 8.24	3,192	1.50 to 1.00	0.00	(40.15) to (40.45)

Small Cap Value Trust Series NAV	2012	28	33.05 to 32.63	908	1.50 to 1.40	0.85	14.18 to 14.06
	2011	35	28.94 to 28.61	1,002	1.50 to 1.40	0.84	(0.26) to (0.36)
	2010	41	29.02 to 28.71	1,182	1.50 to 1.40	0.43	24.4 to 24.27
	2009	48	23.10 to 23.33	1,118	1.50 to 1.40	0.68	27.00 to 26.87
	2008	62	18.37 to 18.21	1,127	1.50 to 1.40	1.18	(27.10) to (27.17)

Total Bond Market Trust B Series NAV	2012	52	18.53 to 17.27	907	1.50 to 1.00	1.62	3.05 to 2.54
	2011	53	17.98 to 16.84	912	1.50 to 1.00	4.20	6.52 to 6.00
	2010	58	16.88 to 15.89	931	1.50 to 1.00	4.16	5.44 to 4.91
	2009	69	16.01 to 15.15	1,065	1.50 to 1.00	5.08	5.23 to 4.70
	2008	85	15.21 to 14.47	1,246	1.50 to 1.00	5.13	4.74 to 4.22

19

John Hancock Life Insurance Company (U.S.A.) Separate Account X

Notes to Financial Statements – (continued)

December 31, 2012

7.	Unit Values – (continued)

*	These amounts represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Portfolio are excluded.
**	These ratios, which are not annualized, represent the distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Portfolio in which the sub-accounts invest.
***	These amounts represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

8.	Diversification Requirements

Under the provisions of Section 817(h) of the Internal Revenue Code, a variable annuity contract, other than a contract issued in connection with certain types of employee benefits plans, will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Company believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

20

PART C OTHER INFORMATION

Guide to Name Changes and Successions:

NAME CHANGES

DATE OF CHANGE	OLD NAME	NEW NAME
February 1, 2000	John Hancock Mutual Life Insurance Company	John Hancock Life Insurance Company*
January 1, 2005	The Manufacturers Life Insurance Company (U.S.A.)	John Hancock Life Insurance Company (U.S.A.)
January 1, 2005	Manulife Financial Securities LLC	John Hancock Distributors LLC
January 1, 2005	Manufacturers Securities Services LLC	John Hancock Investment Management Services LLC
January 1, 2010	John Hancock Variable Annuity Account V	John Hancock Life Insurance Company (U.S.A.)
Separate Account X

*	Effective January 1, 2010, John Hancock Life Insurance Company (“JHLICO”) and John Hancock Variable Life Insurance Company (“JHVLICO”) merged into John Hancock Life Insurance Company (U.S.A.) with the latter becoming the owner of all of JHLICO’s and JHVLICO’s assets.

* * * * *

ITEM 24.	FINANCIAL STATEMENTS AND EXHIBITS.

(A) FINANCIAL STATEMENTS.

(1)	Financial Statements of the Registrant, John Hancock Life Insurance Company (U.S.A.) Separate Account X. [FILED HEREWITH]

(2)	Financial Statements of the Depositor, John Hancock Life Insurance Company (U.S.A.). [FILED HEREWITH]

(B) EXHIBITS:

1.	(a)	John Hancock Life Insurance Company Board Resolution establishing the John Hancock Variable Annuity Account V, dated April 8, 1996; incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 1, filed with the Commission on April 25, 1995.

	(b)	John Hancock Life Insurance Company (U.S.A.) Board Resolutions dated September 28, 2009 accepting and renaming the separate account upon merger to John Hancock Life Insurance Company (U.S.A.) Separate Account X—incorporated by reference to Exhibit (24)(B)(1)(b) to this initial Registration Statement filed on Form N-4, File No. 333-164142, filed on January 4, 2010.

2.		Not Applicable.

3.	(a)	Distribution and Servicing Agreement dated February 17, 2009 - incorporated by reference to Exhibit (24)(b)(3)(ii) to Post-Effective Amendment No. 31 to Form N-4, File No. 333-70728, filed on April 30, 2009.

	(b)	General Agent and Broker-Dealer Selling Agreement—incorporated by reference to Exhibit (24)(b)(3)(b) to Post-effective Amendment No. 7 to Form N-4 Registration Statement of John Hancock Life Insurance Company (File Nos. 333-84771) filed April 3, 2009.

4.	(a)	Form of periodic payment deferred annuity contract, included in initial Form N-4 Registration Statement and Post-Effective Amendment No. 3 to the Form N-4 Registration Statement to this File No. 33-82646, filed August 10, 1994, and December 13, 1997, respectively.

	(b)	Form of Endorsement dated December 31, 2009 applicable to contracts, policies or certificates as a result of the merger of John Hancock Life Insurance Company into John Hancock Life Insurance Company (U.S.A.) - incorporated by reference to Exhibit (24)(B)(4)(b) to this initial Registration Statement filed on Form N-4, File No. 333-164142, filed on January 4, 2010.

5.		Form of annuity contract application, included in initial Form N-4 Registration Statement and Post-Effective Amendment No. 3 to the Form N-4 Registration Statement to this File No. 33-82646, filed August 10, 1994, and December 13, 1997, respectively.

6.	(a)	Restated Articles of Redomestication of The Manufacturers Life Insurance Company (U.S.A.) - Incorporated by reference to Exhibit A(6) to the registration statement on Form S-6 filed July 20, 2000 (File No. 333-41814).

	(b)	Certificate of Amendment to Certificate of Incorporation of the Company, Name Change July 1984—Incorporated by reference to Exhibit (3)(i)(a) to Form 10Q of The Manufacturers Life Insurance Company of North America, filed November 14, 1997.

	(c)	Certificate of Amendment to Certificate of Incorporation of the Company changing its name to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005—Incorporated by reference to Exhibit (b)(6)(iii) to post-effective amendment no. 20 to Registration Statement (File No. 333-70728), filed on May 1, 2007.

	(d)	By-Laws of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.) dated December 2, 1992. - Incorporated by reference to Exhibit A(6)(b) to the registration statement on Form S-6 filed July 20, 2000 (File No. 333-41814).

	(e)	Amendment to By-Laws of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.) dated June 7, 2000. - Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

	(f)	Amendment to By-Laws of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.) dated March 12, 1999. - Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

	(g)	Amendment to By-Laws reflecting the Company’s name change to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005—Incorporated by reference to Exhibit (b)(6)(v) to post-effective amendment no. 20 to Registration Statement (File No. 333-70728), filed on May 1, 2007.

	(h)	Amended and Restated By-Laws of John Hancock Life Insurance Company (U.S.A.) effective June 15, 2010, incorporated by reference to Exhibit 24 (b) (6) (vi) to Post-Effective Amendment No. 35 to Registration Statement, File No. 333-70728, filed November 8, 2010.

	(i)	Amended and Restated Articles of Redomestication and Articles of Incorporation of John Hancock Life Insurance Company (U.S.A.) effective July 26, 2010, incorporated by referenced to Exhibit 24 (b) (6) (vii) to Post-Effective Amendment No. 35 to Registration Statement File No. 333-70728, filed November 8, 2010.

	(j)	Amended and Restated By-Laws of John Hancock Life Insurance Company (U.S.A.) dated October 23, 2012, incorporated by reference to Exhibit 24(b)(6)(viii) to Post-Effective Amendment No. 6 to Registration Statement File No. 333-162245, filed January 18, 2013.

7.		Not Applicable.

8.		Other material contracts not made in the ordinary course of business which are to be performed in whole or in part on or after the date the registration statement is filed:

	(a)	Service Agreement and Indemnity Combination Coinsurance and Modified Coinsurance Agreement of Variable Annuity Contracts between John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York—incorporated by reference to Exhibit (24)(B)(8)(b) to this initial Registration Statement filed on Form N-4, File No. 333-164142, filed on January 4, 2010.

	(b)	(1) CSC Customer Agreement dated June 30, 2004, incorporated by reference to Exhibit 24(b)(8)(a)(i) to Post-Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed April 1, 2009.

(2) Addendum No. 2 to the Remote Service Exhibit Number 1 dated July 1, 2006 with CSC, incorporated by reference to Exhibit 24(b)(8)(a)(ii) to Post-Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed April 1, 2009.

	(c)	(i) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company and John Hancock Trust dated April 20, 2005. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

(ii) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

(iii) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

9.	(a)	Opinion and Consent of Counsel, incorporated by reference to Pre-Effective Amendment No. 1 to File No. 333-81103, filed on August 9, 1999.

	(b)	Opinion and Consent of Counsel- incorporated by reference to Exhibit 24(B)(9)(b) to this initial Registration Statement filed on Form N-4, File No. 333-164142, filed on January 4, 2010.

10.	(a)	Representation of counsel (included as part of its opinion filed as Exhibit 9(b) and incorporated herein by reference).

	(b)	Consent of Independent Registered Public Accounting Firm. [FILED HEREWITH].

	(c)	Powers of Attorney for: John D. DesPrez III; James R. Boyle; Thomas Borshoff, Ruth Ann Fleming, James D. Gallagher, Scott S. Hartz, Bradford J. Race; Rex Schlaybaugh, Jr.; and John G. Vrysen-incorporated by reference to Exhibit 24(B)(10)(c) to this initial Registration Statement filed on Form N-4, File No. 333-164142, filed on January 4, 2010.

	(d)	Powers of Attorney for Paul M. Connolly and Steven Finch, incorporated by reference to Exhibit 24(B)(10)(d) to this Registration Statement, File No. 333-164142, filed on May 2, 2011.

	(e)	Power of Attorney for Marianne Harrison, incorporated by reference to Exhibit 24(B)(10)(e) to this Registration Statement, File No. 333-164142, filed on April 30, 2012.

	(f)	Power of Attorney for Craig Bromley. [FILED HEREWITH]

11.		Not Applicable.

12.		Not Applicable.

Item 25.	Directors and Officers of the Depositor.

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

EFFECTIVE AS OF MARCH 26, 2013

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION WITH DEPOSITOR
Craig Bromley*	Chairman and President
Thomas Borshoff*	Director
Paul M. Connolly*	Director
Michael Doughty***	Director and Executive Vice President
Steven Finch*	Executive Vice President and Chief Financial Officer
Ruth Ann Fleming*	Director
James D. Gallagher*	Director, Executive Vice President, General Counsel and Chief Administrative Officer
Scott S. Hartz***	Director, Executive Vice President, and Chief Investment Officer – U.S. Investments
Rex Schlaybaugh, Jr.*	Director
John G. Vrysen*	Director and Senior Vice President
Marc Costantini*	Executive Vice President
Hugh McHaffie*	Executive Vice President
Kevin J. Cloherty*	Senior Vice President
Peter Gordon***	Senior Vice President
Allan Hackney*	Senior Vice President and Chief Information Officer
Gregory Mack*	Senior Vice President
Steven Moore**	Senior Vice President
Sebastian Pariath*	Senior Vice President and Head of Operations
Diana L. Scott*	Senior Vice President
Alan R. Seghezzi***	Senior Vice President
Anthony Teta***	Senior Vice President
Brooks Tingle***	Senior Vice President
Emanuel Alves*	Vice President, Counsel, and Corporate Secretary
John C. S. Anderson***	Vice President
Roy V. Anderson*	Vice President
Abigail M. Armstrong***	Vice President
Kevin Askew††	Vice President
James Bacharach*	Vice President
Arnold Bergman*	Vice President
Ann Birle†	Vice President
Stephen J. Blewitt***	Vice President
Alan Block***	Vice President
Robert Boyda*	Vice President
Grant Buchanan**	Vice President
David Campbell**	Vice President and Chief Risk Officer
Bob Carroll*	Vice President
Joseph Catalano†	Vice President
Brian Collins†	Vice President
Art Creel*	Vice President
John J. Danello*	Vice President
Anthony J. Della Piana***	Vice President
Brent Dennis***	Vice President
Robert Donahue††	Vice President
Edward Eng**	Vice President
Paul Gallagher†††	Vice President
Ann Gencarella***	Vice President
Richard Harris**	Vice President and Appointed Actuary

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

EFFECTIVE AS OF MARCH 26, 2013

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION WITH DEPOSITOR
John Hatch*	Vice President
Kevin Hill***	Vice President
Eugene Xavier Hodge, Jr.***	Vice President
James C. Hoodlet***	Vice President
Roy Kapoor**	Vice President
Mitchell Karman***	Vice President, Chief Compliance Officer, and Counsel
Frank Knox*	Vice President, Chief Compliance Officer – Retail Funds/Separate Accounts
Hung Ko**	Vice President, Treasury
David Kroach*	Vice President
Cynthia Lacasse***	Vice President
Denise Lang**	Vice President
Robert Leach*	Vice President
Scott Lively*	Vice President
Cheryl Mallett**	Vice President
Nathaniel I. Margolis***	Vice President
John Maynard†	Vice President
Janis K. McDonough***	Vice President
Scott A. McFetridge***	Vice President
William McPadden***	Vice President
Maureen Milet***	Vice President and Chief Compliance Officer - Investments
Peter J. Mongeau†	Vice President
Scott Morin*	Vice President
Tom Mullen*	Vice President
Scott Navin***	Vice President
Betty Ng**	Vice President
Nina Nicolosi*	Vice President
James O’Brien†	Vice President
Frank O’Neill*	Vice President
Daragh O’Sullivan***	Vice President
Jacques Ouimet†	Vice President
Gary M. Pelletier***	Vice President
David Plumb†	Vice President
Tracey Polsgrove*	Vice President
Krishna Ramdial**	Vice President, Treasury
S. Mark Ray***	Vice President
Jill Rebman**	Vice President
George Revoir*	Vice President
Mark Rizza*	Vice President
Andrew Ross**	Vice President
Thomas Samoluk*	Vice President
Martin Sheerin*	Vice President
Gordon Shone*	Vice President
Rob Stanley*	Vice President
Yiji S. Starr*	Vice President
Christopher Sutherland	Vice President
Tony Todisco††	Vice President
Simonetta Vendittelli*	Vice President and Controller
Peter de Vries**	Vice President

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

EFFECTIVE AS OF MARCH 26, 2013

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION WITH DEPOSITOR
Linda A. Watters*	Vice President
Joseph P. Welch†	Vice President
Jeffery Whitehead*	Vice President
Brent Wilkinson†	Vice President
Henry Wong***	Vice President

*	Principal business office is 601 Congress Street, Boston, MA 02210
**	Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5
***	Principal business office is 197 Clarendon Street, Boston, MA 02117
****	Principal business office is 164 Corporate Drive Portsmouth, NH 03801
†	Principal business office is 200 Berkeley Street, Boston, MA 02116
††	Principal business office is 380 Stuart Street, Boston, MA 02116
†††	Principal business office is 200 Clarendon Street, Boston, MA 02116
††††	Principal business office is 25 Water Street South, Kitchener, ON Canada N2G 4Y5

ITEM 26.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

Registrant is a separate account of John Hancock Life Insurance Company (U.S.A.) (the “Company”), operated as a unit investment trust. Registrant supports benefits payable under the Company’s variable annuity contracts by investing assets allocated to various investment options in shares of John Hancock Trust (the “Trust”), which is a “series” type of mutual fund registered under the Investment Company Act of 1940 (the “Act”) as an open-end management investment company. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trust is used, will have the opportunity to instruct the Company with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, the Company directly controls Registrant.

On the effective date of this Registration Statement, the Company and its affiliates are controlled by Manulife Financial Corporation (“MFC”). A list of other persons controlled by MFC as of December 31, 2012 appears below:

MANULIFE FINANCIAL CORPORATION
PRINCIPAL SUBSIDIARIES - December 31, 2012

For External Use

Manulife Financial Corporation (Canada)
The Manufacturers Life Insurance Company (Canada)
John Hancock Reassurance Company Ltd. (Bermuda)
NAL Resources Management Limited (Canada)
Manulife Bank of Canada (Canada)
Manulife Canada Ltd. (Canada)
First North American Insurance Company (Canada)
FNA Financial Inc. (Canada)
Manulife Asset Management Limited (Ontario)
EIS Services (Bermuda) Limited (Bermuda)
Regional Power Inc. (Canada)
83.5%
Manulife Asset Management (North America) Limited (Canada)
Manulife Asset Management (Europe) Holdings Limited (England)
Manulife Asset Management (Europe) Limited (England)
Berkshire Insurance Services Inc. (Ontario)
JH Investments (Delaware) LLC (Delaware)
Manulife Securities Investment Services Inc. (Canada)
Manulife Securities Incorporated (Ontario)
PT Asuransi Jiwa Manulife Indonesia (1) (Indonesia)
95%
PT Manulife Aset Manajemen Indonesia (Indonesia)
Manulife Insurance (Thailand) Public Company Limited (Thailand)
95.1%
99.9999%
Manulife Asset Management (Thailand) Company Limited (Thailand)
The Manufacturers Life Insurance Co. (Phils.), Inc. (Philippines)
Manulife Holdings (Bermuda) Limited (Bermuda)
Manulife Financial Asia Limited (Hong Kong)
Manufacturers P&C Limited (Barbados)
Manulife International Holdings Limited (Bermuda)
Manulife Life Insurance Company (Japan)
Manulife Asset Management (Japan) Limited (Japan)
Manulife Investments Japan Limited
Manufacturers Life Reinsurance Limited (Barbados)
Manulife (Singapore) Pte. Ltd. (Singapore)
Manulife Asset Management (Singapore) Pte. Ltd. (Singapore)
Manulife (International) Limited (Bermuda)
51%
Manulife-Sinochem Life Insurance Co. Ltd. (China)
Manulife Asset Management International Holdings Limited (Barbados)
Manulife Asset Management (Hong Kong) Limited (Hong Kong)
Manulife Asset Management (Taiwan) Co., Ltd. (Taiwan)
Manulife (Vietnam) Limited (Vietnam)
Manulife Asset Management (Vietnam) Company Ltd. (Vietnam)
Manulife (Cambodia) PLC (Cambodia)
Manulife Holdings Berhad* (Malaysia)
59.45%
Manulife Insurance Berhad (Malaysia)
Manulife Asset Management Services Berhad (Malaysia)
Manulife Holdings (Alberta) Limited (Alberta)
John Hancock Financial Corporation (Delaware)
The Manufacturers Investment Corporation (Michigan)
John Hancock Life Insurance Company (U.S.A.) (Michigan)
John Hancock Life & Health Insurance Company (Massachusetts)
John Hancock Distributors LLC (Delaware)
John Hancock Life Insurance Company of New York (New York)
35.19%
John Hancock Investment Management Services, LLC (2) (Delaware)
54.29%
4.76%
John Hancock Subsidiaries LLC (Delaware)
John Hancock Financial Network, Inc. (Massachusetts)
Hancock Natural Resource Group, Inc. (Delaware)
The Berkeley Financial Group, LLC (Delaware)
John Hancock Advisers, LLC (Delaware)
John Hancock Funds, LLC (Delaware)
Manulife Reinsurance Limited (Bermuda)
Manulife Reinsurance (Bermuda) Limited (Bermuda)
John Hancock Insurance Agency, Inc. (Delaware)
Indirect Control
Direct Control

(1) The remaining 5% equity of PT Asuransi Jiwa Manulife Indonesia is indirectly held by The Manufacturers Life Insurance Company

(2) The remaining 4.76% equity of John Hancock Investment Management Services, LLC is held by John Hancock Retirement Plan Services LLC

This chart displays voting shares. All entities are 100% controlled unless otherwise indicated.

ITEM 27. NUMBER OF CONTRACT OWNERS

Outstanding, as of MARCH 31, 2013, were 268 qualified contracts of Independence 2000 and 1,078 qualified contracts of Independence Preferred; and 272 nonqualified contracts of Independence 2000 and 870 nonqualified contracts of Independence Preferred of the series offered.

ITEM 28. INDEMNIFICATION

Article XIV of the Restated Articles of Redomestication of the Company provides as follows:

No director of this Corporation shall be personally liable to the Corporation or its shareholders or policyholders for monetary damages for breach of the director’s fiduciary duty, provided that the foregoing shall not eliminate or limit the liability of a director for any of the following:

i)	a breach of the director’s duty or loyalty to the Corporation or its shareholders or policyholders;

ii)	acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law;

iii)	a violation of Sections 5036, 5276 or 5280 of the Michigan Insurance Code, being MCLA 500.5036, 500.5276 and 500.5280;

iv)	a transaction from which the director derived an improper personal benefit; or

v)	an act or omission occurring on or before the date of filing of these Articles of Incorporation.

If the Michigan Insurance Code is hereafter amended to authorize the further elimination or limitation of the liability of directors. then the liability of a director of the Corporation, in addition to the limitation on personal liability contained herein, shall be eliminated or limited to the fullest extent permitted by the Michigan Insurance Code as so amended. No amendment or repeal of this Article XIV shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to the effective date of any such amendment or repeal.

Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

(a)	Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC (“JHD LLC”), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

NAME OF INVESTMENT COMPANY	CAPACITY IN WHICH ACTING
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Variable Life Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter
John Hancock Variable Life Account S	Principal Underwriter
John Hancock Variable Life Account U	Principal Underwriter
John Hancock Variable Life Account V	Principal Underwriter

(b)	John Hancock Life Insurance Company (U.S.A.) is the sole member of John Hancock Distributors LLC (JHD LLC). The management of JHD LLC is vested in its board of managers (consisting of Michael Doughty***, Edward Eng**, Steven Finch***, Alan Seghezzi***, Christopher M. Walker**, and Karen Walsh*) who have authority to act on behalf of JHD LLC.

*	Principal business office is 601 Congress Street, Boston, MA 02210
**	Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5
***	Principal business office is 197 Clarendon Street, Boston, MA 02116

(c)	None.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All books and records are maintained at 601 Congress Street, Boston MA 02110.

ITEM 31. MANAGEMENT SERVICES

Not applicable.

ITEM 32. UNDERTAKINGS

(a)	Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940

John Hancock Life Insurance Company (U.S.A.) (“Company”) hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

(b)	Representation of Registrant Pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended

Registrant is relying on a no-action letter issued in connection with funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, as amended, on November 28, 1988, SEC Reference No. IP-6-88, and is complying with the provisions of paragraphs 1-4 of such no action letter.

(c)	Undertakings Pursuant to Item 32 of Form N-4

(1)	The Depositor and Registrant will file a post-effective amendment to this registration statement as frequently as is necessary to insure that the audited financial statements in the registration statement are never longer than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(2)	The Depositor and Registrant will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

(3)	The Depositor and Registrant will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor certify that they meet all the requirements for effectiveness of this post-effective amendment to the Registration Statement pursuant to Securities Act of 1933 Rule 485(b) and they have caused this amended Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, on this 25th day of April 2013.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
SEPARATE ACCOUNT X
(Registrant)

By:	JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(Depositor)

By:	/s/ Craig Bromley
Craig Bromley
Chairman and President

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

By:	/s/ Craig Bromley
Craig Bromley
Chairman and President

SIGNATURES

As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in their capacities with the Depositor on this 25th day of April, 2013.

Signature	Title

/s/ Craig Bromley	Chairman and President
Craig Bromley	(Principal Executive Officer)

/s/ Steven Finch	Executive Vice President and Chief Financial Officer (Principal Financial Officer)
Steven Finch

/s/ Simonetta Vendittelli	Vice President and Controller
Simonetta Vendittelli	(Principal Accounting Officer)

*	Director
Thomas Borshoff

*	Director
Paul M. Connolly

*	Director
Ruth Ann Fleming

*	Director
James D. Gallagher

*	Director
Scott S. Hartz

*	Director
Rex Schlaybaugh, Jr.

*	Director
John G. Vrysen

*/s/ Thomas J. Loftus	Senior Counsel—Annuities
Thomas J. Loftus
Pursuant to Power of Attorney

INDEX TO EXHIBITS

FORM N-4

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT X

Exhibits
24(B)(10)(b)	Consent of Independent Registered Public Accounting Firm.
24(B)(10)(f)	Power of Attorney for Craig Bromley.